                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

                              INVESTMENT COMPANIES

Investment Company Act file number  811-10325

                            MARKET VECTORS ETF TRUST
               (Exact name of registrant as specified in charter)

                     335 Madison Avenue, New York, NY 10017
               (Address of principal executive offices) (Zip code)

                         Van Eck Associates Corporation
                     335 MADISON AVENUE, NEW YORK, NY 10017
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (212) 293-2000

Date of fiscal year end:  DECEMBER 31

Date of reporting period: DECEMBER 31, 2014

Item 1. Report to Shareholders

ANNUAL REPORT D e c e m b e r 3 1 , 2 0 1 4

MARKET VECTORS
INTERNATIONAL ETFs

The information contained in this report represents the opinions of Van Eck Global and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Van Eck Global are as of December 31, 2014, and are subject to change.

MARKET VECTORS INTERNATIONAL ETFs

(unaudited)

Dear Shareholder:

China continues to be an important area of focus for us, as it has become an important part of the world economy and as it currently offers interesting investment opportunities as well.

Together with continued liberalization within the country, the government has also moved to provide access to local markets to those outside the country. In November, the Shanghai-Hong Kong Stock Connect program was launched, which began providing access to over 550 A-share stocks not previously available to investors outside the mainland.

The Chinese government appears also to recognize that small, non-government-backed firms, so important when it comes to fostering innovation, often struggle to access capital because large banks generally do not offer them financing.1 As such, the Small and Medium Enterprise (SME) and ChiNext Boards were established (the former under the Shenzhen Stock Exchange (SZSE) and the latter as a wholly owned but independent arm of the SZSE), to help promote private innovation in the public markets.2 As of December 31, 2014, a total of 732 companies were listed on the SME Board with a combined market value of $823.52 billion, while 406 companies traded on the ChiNext Board with a combined market value of $352.43 billion.3

According to the World Trade Organization, at the start of 2014, SMEs in China were contributing 60% of the country’s GDP and 75% of its urban employment opportunities.4 In addition, we are seeing the information technology, consumer discretionary and staples, and health care sectors becoming the drivers of what has been called China’s “New Economy”.

Contributions of SMEs in China:

Source: World Trade Organization, January 2014.

On July 23 this year, we were excited to announce the launch of the Market Vectors ChinaAMC SME-ChiNext ETF (NYSE Arca: CNXT), a new fund which seeks to provide not only exposure primarily to China’s market for innovative, non-government owned companies, but also to the very sectors that are increasingly recognized as underpinning the growth of China’s New Economy. CNXT gives investors a liquid, transparent way to gain access to some of these growing companies.

Market Vectors continues to be an industry leader in offering single-country and region-specific equity ETFs. When performance varies so widely between countries and regions, it is all the more important to be able to select your focus. The suite of Market Vectors country and regional ETFs give you the flexibility to do just that, and we at Van Eck Global also continue to look for ways to enhance your access to the markets you choose and to seek out and evaluate the most attractive opportunities for you as a shareholder in the international space.

Please stay in touch with us through our website (http://www.marketvectorsetfs.com) on which we offer videos, email subscriptions and educational literature, all of which are designed to keep you up to date with your investments in Market Vectors ETFs.

1

MARKET VECTORS INTERNATIONAL ETFs

(unaudited)

On the following pages, you will find the performance record of each of the funds for the 12 month period ending December 31, 2014. You will also find their financial statements. As always, we value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck

Trustee and President

Market Vectors ETF Trust

January 20, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

[1]	The Wall Street Journal: “China’s Central Bank to Expand Loans to Small Businesses”, http://online.wsj.com/news/articles/SB10001424127887324110404578628904026769958

[2]	“About ChiNext.” Shenzhen Stock Exchange, 2013, http://www.szse.cn/main/en/ChiNext/aboutchinext/

[3]	Shenzhen Stock Exchange, http://www.szse.cn/main/en/MarketStatistics/MarketOverview/

[4]	World Trade Organization: Integrating small and medium-sized enterprises into global trade flows: the case of China, http://www.wto.org/english/res_e/booksp_e/cmark_full_e.pdf
2

Management Discussion (unaudited)

The performance of funds in the suite of Market Vectors International ETFs was predominantly positive during the 12 month period. Eight funds, from a total of 13 that traded for the entire period under review, posted positive total returns. The top two performing funds, each returning more than 40% over the 12 month period, were Market Vectors ChinaAMC A-Share ETF (NYSE Arca: PEK) (+49.11%) and Market Vectors India Small-Cap Index ETF (NYSE Arca: SCIF) (+43.65%). Five funds reported negative performance over the period: Market Vectors Africa Index ETF (NYSE Arca: AFK) (-12.86%), Market Vectors Brazil Small-Cap ETF (NYSE Arca: BRF) (-25.19%), Market Vectors Poland ETF (NYSE Arca: PLND) (-16.90%), Market Vectors Russia ETF (NYSE Arca: RSX) (-44.95%), and Market Vectors Russia Small-Cap ETF (NYSE Arca: RSXJ) (-52.67%).

January 1 through December 31, 2014

Market Vectors International ETFs Total Return

Note: Market Vectors ChinaAMC SME-ChiNext ETF (NYSE Arca: CNXT) is not included above as it was launched on July 23, 2014.

Source: Van Eck Global. Returns based on each Fund’s net asset value (NAV). The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the Funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

Country/Regional Overviews

Africa

The energy sector was the greatest detractor from performance for the 12 month period. The consumer discretionary, health care, financial, and telecommunication services sectors all provided small positive contributions to overall performance. Large- and mid-cap companies were the greatest detractors from performance, with mid-caps detracting significantly more than the large-cap grouping of companies. Geographically, South Africa and Egypt were the two most significant contributors to return, and Nigeria detracted the most from performance.

Brazil

Though the first half of 2014 was a challenging one for Brazil, the Fund recorded modest positive performance for the six month period. The second half of the year, however, proved to be even more challenging, with the Fund recording a significant negative return for the entire 12 month period. Uncertainties surrounding the outcome of the elections were finally dispelled when President Dilma Rousseff, following a second round run-off, was reelected1 on

3

MARKET VECTORS INTERNATIONAL ETFs

(unaudited)

October 26 with a narrow victory over Aécio Neves. Prospects of any much-needed economic reforms and budget cuts before the end of the year never materialized. No sector except healthcare, and then only minimally, contributed positively to return over the 12 month period. The consumer discretionary, financial, and industrial sectors were the three greatest detractors from performance.

China

2014 saw the government pass numerous reforms to provide necessary adjustments to the economy and attempt to spur growth through various measures, including a surprising interest rate reduction in November which represented the first such cut in over two years. More broadly, the government continued to undertake measures to move the economy away from one driven primarily by investment to one powered by domestic consumption. Quarterly GDP growth consistently fell below the government’s 7.5% target, and by the end of the year, it was generally accepted that 7.0% growth in 2015 will have to serve as the “new normal”. The A-share equity market, while extremely sluggish during the first half of 2014, finally began to pick up during the second half of year, driven by anticipation of the Shanghai-Hong Kong Stock Connect program, which began providing access to over 550 A-share stocks not previously available to investors outside the mainland in November, as well as by the aforementioned interest rate cut.

Performance of the Market Vectors ChinaAMC A-Share ETF during the first week in January 2014 was primarily derived from swap contracts on the CSI 300 Index† (CSI 300). The Fund began direct investment in the A-share constituents of the CSI 300 on January 8, 2014 and eliminated the majority of its exposure previously achieved through swap contracts. Contracts outstanding as of December 31, 2014 are presented in the Fund’s Schedule of Investments. All sectors contributed positively to performance during the period under review. The vast majority of returns came from companies in the financial sector, followed by industrial companies. However, while still positive, the telecommunications services and health care sectors only contributed minimally.

The Market Vectors ChinaAMC SME-ChiNext ETF traded for a little more than five months. During this period, the industrial, financial, and information technology were the largest contributors to performance. The energy sector, however, posted a small negative return for this period.

Egypt

With his landslide victory at the end of May, newly elected President Abdel Fattah al-Sisi, the country’s former army chief, won a firm enough mandate to tackle the country’s economic woes. As early as June 24, in a speech in Cairo, he was seeking to forewarn Egyptians of austerity measures2 to come. At the end of November, an IMF official was reported as saying that the country’s economy had started to recover after four years of slow activity.3 Each sector in the domestic market, except the consumer staples and energy sectors, contributed to a positive return for the year. The financial sector was by far the greatest contributor to performance. In addition to having the highest average weighting, small-cap companies also made the most significant contribution to return. Regardless of the significant average weighting of mid-cap companies, their contribution to return lagged far behind those of both their larger and smaller peers.

Gulf States

Anchored on solid growth of 3.7% in 2013 and budget surpluses,4 the GCC economies enjoyed a healthy first half to 2014. The second half of the year, however, was somewhat more challenging for the Gulf States, caught as they were between the Scylla of falling oil prices and the Charybdis of regional conflict.5 However, the Fund still ended the year posting a positive return for the 12 month period. With tensions high in the Middle East and in an attempt to shore up unity among GCC members, in mid-November Saudi’s 90-year old King Abdullah engineered reconciliation between council members and Qatar, which it had accused, among other things, of supporting Islamist militants both in Syria and elsewhere.6 Geographically, the United Arab Emirates, with the greatest average country weighting, contributed most significantly to performance, followed by Qatar and Oman—in that order. In terms of sector, financial stocks were the greatest contributors, with industrial and telecommunication services stocks providing the only other significant contributions. Large-cap stocks contributed to performance, while mid- and small-cap stocks detracted from performance.

4

India

Following a somewhat lackluster first quarter and Narendra Modi’s election as India’s new prime minister, the performance of smaller companies strengthened firmly toward the end of the first half of the year. At 5.5% for the half of the year, economic growth was higher than the 4.9% figure for the same period last year.7 The third quarter of the year, though, brought with it a slowdown in growth, with the Indian economy only expanding 5.3%, in contrast with 5.7% during the previous quarter.8 However, since his election in May, Mr. Modi has demonstrated his pro-business stance in a number of different ways, not least by permitting more foreign investment in various of the country’s industrial sectors, including defense.9 After the Market Vectors ChinaAMC A-Share ETF, the Fund posted the highest total return of any in the Market Vectors suite of international funds. All sectors, except three, contributed positively to return. The consumer discretionary, industrial, and financial sectors were the greatest contributors to performance. While posting negative returns, the detraction from performance of each of the consumer staples, energy, and telecommunication services sectors was minimal.

Indonesia

Indonesia was another country with an election cycle in 2014. The presidential race was won by the governor of Jakarta, Joko Widodo, who beat Prabowo Subianto, a former army general. Faced with a moribund economy and a potentially widening current account deficit,10 action sooner rather than later was required of the president. As a first step, fuel prices (heavily subsidized) were raised 30% on November 18, while, on the same day, Bank Indonesia increased its benchmark interest rate by 25 bps to 7.75%. At the same time, the bank reconfirmed its intention, in the near term, to focus on economic stability over growth.11 For medium- and large-cap names, there were positive contributions to return across all sectors except for energy, with financial stocks providing by far the most significant contribution to performance. Among small-cap stocks, three sectors contributed positively to return. The telecommunication services and financial sectors were the two greatest contributors to performance. Consumer discretionary stocks provided a lesser, but still positive, contribution to performance. Negative returns from small-cap energy companies in particular detracted most from performance.

Israel

After a promising first half year—two quarters of economic growth—and an annual growth rate of 3%,12 third quarter figures reflected the high toll Israel’s 50-day war in Gaza13 took on its economic health: the economy contracted, for the first time in five years, by approximately 0.4%.14 Current Prime Minister Benjamin Netanyahu’s decision to hold early elections in March 2015 is being seen by many as more of a hindrance than a help in efforts to revive the country’s slowing economy.15 Over the 12 month period, health care and information technology stocks, constituting the two sectors with the highest individual average weightings, were the Fund’s most significant contributors to performance. The energy and financial sectors were the greatest detractors from performance. While large-cap stocks contributed positively to performance, small-cap stocks detracted significantly.

Poland

Poland continues to be the EU’s largest emerging economy.16 In the context of economic stagnation in the Eurozone, the country’s performance in the latter half of 2014 was robust. In the third quarter, its economy grew, in annual terms, by 3.3%—better than expected—and continued to benefit from relatively low private and public debt.17 Despite this strength, however, with the fluid situation in Ukraine and slow economic growth in other EU countries, the outlook for Poland remains uncertain. Polish stocks slid over the last quarter of the year, in particular, in December. No sector performed positively over the 12 month period, with the financial, materials, and consumer staples sectors detracting most from performance. However, the negative returns from information technology and consumer discretionary sectors detracted only minimally from performance.

Russia

The consequences of Russia’s involvement in Ukraine, in the form of European and U.S. sanctions, together with the drop in oil prices during the year, took a heavy toll on the country’s economy in 2014. From earlier expectations of 1.2% growth in 2015 (0.5% in 2014), by early December 2014, the Russian Economy Ministry saw the country’s GDP contracting by 0.8% in 2015.18 After a rough period in March and April, both the small- and large-cap funds saw a considerable improvement in performance through May and June. From early July,

5

MARKET VECTORS INTERNATIONAL ETFs

(unaudited)

however, it was downhill through to the end of the year. No sector contributed a positive return to the large-cap fund, with energy and telecommunication services serving as the two worst performing sectors. In the small-cap fund, companies in the utilities sector, closely followed by those in the financial sector, detracted most from performance. As with the large-cap fund, no sector performed positively.

Vietnam

With stability restored once again on May 18, 2014, following a number of deaths during violent riots against both foreign- and, particularly, Chinese-owned factories in the provinces, Vietnamese companies posted gains through the beginning of September. Thereafter, however, their stocks declined, albeit haltingly, until late December. This was despite moves by the government at the end of November to open up the property market to foreigners.19 A forecast of economic growth in 2014 from the World Bank in early December revised growth upward from 5.4% to 5.6%.20 This did not, however, prevent the Fund posting a positive return for the 12 month period. With an average weighting of approximately 49%, small-cap companies made by far the greatest contribution to return. The energy, consumer discretionary, and financial sectors were the three most significant contributors to return. However, the consumer staples and materials sectors both detracted from performance.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the fund. An index’s performance is not illustrative of the fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

†	CSI 300 Index (CSIR0300) is a modified free-float market capitalization-weighted index compiled and managed by China Securities Index Co., Ltd. Considered to be the leading index for the Chinese equity market, the CSI 300 is a diversified index consisting of 300 constituent stocks listed on the Shenzhen Stock Exchange and/or the Shanghai Stock Exchange.
[1]	BBC: Brazil elections: Dilma Rousseff promises reform after poll win, http://www.bbc.com/news/world-latin-america-29782073
[2]	Financial Times: Egypt’s president to donate personal income as austerity looms, http://www.ft.com/intl/cms/s/0/50bfef5a-fbb0-11e3-aa19-00144feab7de.html?siteedition=intl#axzz35fihbd9M
[3]	ABC News: IMF Says Egypt’s Economy Starting to Recover, http://abcnews.go.com/International/wireStory/imf-egypts-economy-starting-recover-27189651
[4]	Al Bawaba: Budget surpluses seen to spur GCC growth in 2014; outlook still positive, http://www.albawaba.com/business/budget-gcc-growth-557324
[5]	Business Insider: Gulf stocks dive over global growth fears, oil prices, http://www.businessinsider.com/afp-gulf-stocks-dive-over-global-growth-fears-oil-prices-2014-10
[6]	Business Insider: Saudi Arabia Leans On Gulf States To Close Ranks As Region Boils, http://www.businessinsider.com/r-saudi-arabia-leans-on-gulf-states-to-close-ranks-as-region-boils-2014-11
[7]	Moneycontrol.com: India’s economic growth likely to be 5.6% in FY15: Citi, http://www.moneycontrol.com/news/economy/indias-economic-growth-likely-to-be-56fy15-citi_1241213.html
[8]	Bloomberg: Rajan Holds India’s Rates While Signaling Cut to Come: Economy, http://www.bloomberg.com/news/print/2014-12-02/rajan-holds-rates-for-fifth-meeting-while-signaling-cut-to-come.html
[9]	Ibid.
[10]	Reuters: UPDATE 3-Indonesia c.bank trims economic outlook, rates stay on hold, http://www.reuters.com/article/2014/06/12/indonesia-economy-idUSL4N0OS2A220140612
[11]	UK FCO Country Update(s) for Business: Indonesia: prospects for growth in the economy, https://www.gov.uk/government/publications/indonesia-prospects-for-growth-in-the-economy/indonesia-prospects-for-growth-in-the-economy
[12]	Financial Times: Violence takes toll on Israel’s economy, http://www.ft.com/intl/cms/s/0/af80d236-74c6-11e4-a418-00144feabdc0.html
[13]	Chicago Tribune/Bloomberg News: Early Israeli election to hurt economy already slowed by war, http://www.chicagotribune.com/sns-wp-blm-news-bc-israel-econ02-20141202-story.html
[14]	Financial Times: Violence takes toll on Israel’s economy, http://www.ft.com/intl/cms/s/0/af80d236-74c6-11e4-a418-00144feabdc0.html
[15]	Chicago Tribune/Bloomberg News: Early Israeli election to hurt economy already slowed by war, http://www.chicagotribune.com/sns-wp-blm-news-bc-israel-econ02-20141202-story.html
[16]	The Wall Street Journal: Polish Rate Setter Sees Room for Cuts Totaling One Percentage Point, http://online.wsj.com/articles/polish-rate-setter-sees-room-for-cuts-totaling-one-percentage-point-1415807868
[17]	The Wall Street Journal: Poland Still Has Room to Cut Interest Rates, http://online.wsj.com/articles/poland-still-has-room-to-cut-interest-rates-1416495671
[18]	The Wall Street Journal: Russia Sees Economy in Recession Next Year, http://www.wsj.com/articles/russia-sees-economy-in-recession-next-year-1417513889
[19]	Bloomberg: Vietnam Expands Foreign Property Ownership to Boost Economy, http://www.bloomberg.com/news/2014-11-25/vietnam-expands-foreign-property-ownership-to-boost-economy.html
[20]	Tuoi Tre News: Vietnam economy to grow 5.6% in 2014 over ‘ongoing macroeconomic stability’: WB, http://tuoitrenews.vn/business/24452/wb-raises-vietnam-growth-forecast-to-56-over-ongoing-macroeconomic-stability
6

MARKET VECTORS AFRICA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVAFKTR[2]
One Year	(13.68)%	(12.86)%	(11.10)%
Five Years	0.92%	1.31%	2.44%
Life* (annualized)	(4.33)%	(4.18)%	(2.77)%
Life* (cumulative)	(24.92)%	(24.16)%	(16.64)%
* since 7/10/08

Index data prior to June 21, 2013 reflects that of the Dow Jones Africa Titans 50 IndexSM. From June 21, 2013, forward, the index data reflects that of the Market Vectors® GDP Africa Index (MVAFKTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Africa Index ETF was 7/10/08.

1	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/10/08) to the first day of secondary market trading in shares of the Fund (7/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888. MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.80% / Net Expense Ratio 0.80%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units

7

MARKET VECTORS AFRICA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® GDP Africa Index (MVAFKTR) tracks the performance of the largest and most liquid companies in Africa. The weighting of a country in the index is determined by the size of its gross domestic product.

Market Vectors GDP Africa Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Africa Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Africa Index ETF (AFK)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for AFK is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 14, 2008* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	8	0.5%
Greater than or Equal to 4.5% And Less Than 5.0%	5	0.3%
Greater than or Equal to 4.0% And Less Than 4.5%	10	0.6%
Greater than or Equal to 3.5% And Less Than 4.0%	7	0.4%
Greater than or Equal to 3.0% And Less Than 3.5%	24	1.5%
Greater than or Equal to 2.5% And Less Than 3.0%	34	2.1%
Greater than or Equal to 2.0% And Less Than 2.5%	74	4.5%
Greater than or Equal to 1.5% And Less Than 2.0%	125	7.7%
Greater than or Equal to 1.0% And Less Than 1.5%	220	13.5%
Greater than or Equal to 0.5% And Less Than 1.0%	313	19.3%
Greater than or Equal to 0.0% And Less Than 0.5%	269	16.5%
Greater than or Equal to -0.5% And Less Than 0.0%	214	13.1%
Greater than or Equal to -1.0% And Less Than -0.5%	183	11.2%
Greater than or Equal to -1.5% And Less Than -1.0%	85	5.2%
Greater than or Equal to -2.0% And Less Than -1.5%	38	2.3%
Greater than or Equal to -2.5% And Less Than -2.0%	15	0.9%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.2%
Greater than or Equal to -3.5% And Less Than -3.0%	2	0.1%
Greater than or Equal to -4.0% And Less Than -3.5%	1	0.1%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	0	0.0%
	1630	100.0%

* First day of secondary market trading.

8

MARKET VECTORS BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVBRFTR[2]
One Year	(25.75)%	(25.19)%	(24.73)%
Five Years	(11.03)%	(10.52)%	(9.79)%
Life* (annualized)	2.09%	2.23%	2.90%
Life* (cumulative)	12.38%	13.24%	17.49%
* since 5/12/09

Commencement date for the Market Vectors Brazil Small-Cap ETF was 5/12/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/12/09) to the first day of secondary market trading in shares of the Fund (5/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.66% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

9

MARKET VECTORS BRAZIL SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Brazil Small-Cap Index (MVBRFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed on an exchange in Brazil, or that generate at least 50% of their revenues in Brazil.

Market Vectors Brazil Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Brazil Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Brazil Small-Cap ETF (BRF)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for BRF is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	May 14, 2009* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	7	0.5%
Greater than or Equal to 2.5% And Less Than 3.0%	18	1.3%
Greater than or Equal to 2.0% And Less Than 2.5%	64	4.5%
Greater than or Equal to 1.5% And Less Than 2.0%	62	4.4%
Greater than or Equal to 1.0% And Less Than 1.5%	69	4.9%
Greater than or Equal to 0.5% And Less Than 1.0%	137	9.7%
Greater than or Equal to 0.0% And Less Than 0.5%	321	22.6%
Greater than or Equal to -0.5% And Less Than 0.0%	460	32.3%
Greater than or Equal to -1.0% And Less Than -0.5%	234	16.5%
Greater than or Equal to -1.5% And Less Than -1.0%	33	2.3%
Greater than or Equal to -2.0% And Less Than -1.5%	9	0.6%
Greater than or Equal to -2.5% And Less Than -2.0%	5	0.4%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	1419	100.0%

* First day of secondary market trading.

10

MARKET VECTORS CHINAAMC A-SHARE ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	CSIR0300[2]
One Year	44.63%	49.11%	51.96%
Life* (annualized)	4.07%	4.21%	4.34%
Life* (cumulative)	18.31%	18.98%	19.62%
* since 10/13/10
As of January 7, 2014, Market Vectors China ETF’s name changed to Market Vectors ChinaAMC A-Share ETF.

Commencement date for the Market Vectors ChinaAMC A-Share ETF was 10/13/10

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/13/10) to the first day of secondary market trading in shares of the Fund (10/14/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.69% / Net Expense Ratio 0.72%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.72% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

11

MARKET VECTORS CHINAAMC A-SHARE ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	CSI 300 Index (CSIR0300) is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Constituent stocks for the Index must have been listed for more than three months (unless the stock’s average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing what the Index Provider believes to be obvious abnormal fluctuations or market manipulation.

CSI 300 Index and its logo are service marks of China Securities Index Co., Ltd. (“CSI”) and have been licensed for use by Van Eck Associates Corporation. Market Vectors ChinaAMC A-Share ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by CSI and CSI makes no representation regarding the advisability of investing in the Fund. CSI 300 is a registered trademark of China Securities Index Co., Ltd.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

ChinaAMC A-Share ETF (PEK)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for PEK is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 14, 2010* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 16.0%	32	3.0%
Greater than or Equal to 15.0% And Less Than 16.0%	11	1.0%
Greater than or Equal to 14.0% And Less Than 15.0%	22	2.1%
Greater than or Equal to 13.0% And Less Than 14.0%	28	2.6%
Greater than or Equal to 12.0% And Less Than 13.0%	34	3.2%
Greater than or Equal to 11.0% And Less Than 12.0%	55	5.2%
Greater than or Equal to 10.0% And Less Than 11.0%	40	3.8%
Greater than or Equal to 9.0% And Less Than 10.0%	41	3.9%
Greater than or Equal to 8.0% And Less Than 9.0%	23	2.2%
Greater than or Equal to 7.0% And Less Than 8.0%	45	4.2%
Greater than or Equal to 6.0% And Less Than 7.0%	42	4.0%
Greater than or Equal to 5.0% And Less Than 6.0%	59	5.6%
Greater than or Equal to 4.0% And Less Than 5.0%	75	7.1%
Greater than or Equal to 3.0% And Less Than 4.0%	80	7.5%
Greater than or Equal to 2.0% And Less Than 3.0%	82	7.7%
Greater than or Equal to 1.0% And Less Than 2.0%	73	6.9%
Greater than or Equal to 0.0% And Less Than 1.0%	137	12.9%
Less Than 0.0%	182	17.1%
	1061	100.0%

* First day of secondary market trading.

12

MARKET VECTORS CHINAAMC SME-CHINEXT ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	SZ399611[2]
Life* (cumulative)	16.73%	15.88%	17.89%
* since 7/23/14

Commencement date for the Market Vectors ChinaAMC SME-ChiNext ETF was 7/23/14.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/23/14) to the first day of secondary market trading in shares of the Fund (7/24/14), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.48% / Net Expense Ratio 0.78%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.78% of the Fund’s average daily net assets per year until at least May 1, 2016. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

13

MARKET VECTORS CHINAAMC SME-CHINEXT ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

[2]	The SME-ChiNext 100 Index (SZ399611) is a modified, free-float adjusted index intended to track the performance of the 100 largest and most liquid stocks listed and trading on the Small and Medium Enterprise (“SME”) Board and the ChiNext Board of the Shenzhen Stock Exchange. The Index is comprised of A-shares.

The SME-ChiNext 100 Index (the “Index”) is the exclusive property of the Shenzhen Securities Information Co., Ltd (the “Index Provider”), which is a subsidiary of the Shenzhen Stock Exchange. The Index Provider does not sponsor, endorse, or promote Market Vectors ChinaAMC SME-ChiNext ETF (the “Fund”) and bears no liability with respect to the Fund or any security.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

ChinaAMC SME-ChiNext ETF (CNXT)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for CNXT is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 24, 2014* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	0	0.0%
Greater than or Equal to 4.5% And Less Than 5.0%	0	0.0%
Greater than or Equal to 4.0% And Less Than 4.5%	0	0.0%
Greater than or Equal to 3.5% And Less Than 4.0%	0	0.0%
Greater than or Equal to 3.0% And Less Than 3.5%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	2	1.8%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	3	2.7%
Greater than or Equal to 1.0% And Less Than 1.5%	10	8.9%
Greater than or Equal to 0.5% And Less Than 1.0%	24	21.4%
Greater than or Equal to 0.0% And Less Than 0.5%	43	38.4%
Greater than or Equal to -0.5% And Less Than 0.0%	19	17.0%
Greater than or Equal to -1.0% And Less Than -0.5%	9	8.0%
Greater than or Equal to -1.5% And Less Than -1.0%	2	1.8%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Greater than or Equal to -3.5% And Less Than -3.0%	0	0.0%
Greater than or Equal to -4.0% And Less Than -3.5%	0	0.0%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	0	0.0%
	112	100.0%

* First day of secondary market trading.

14

MARKET VECTORS EGYPT INDEX ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVEGPTTR[2]
One Year	13.60%	12.92%	16.38%
Life* (annualized)	(3.45)%	(2.93)%	(2.89)%
Life* (cumulative)	(15.74)%	(13.50)%	(13.33)%
* since 2/16/10

Commencement date for the Market Vectors Egypt Index ETF was 2/16/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/16/10) to the first day of secondary market trading in shares of the Fund (2/18/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.97% / Net Expense Ratio 0.97%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.94% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

15

MARKET VECTORS EGYPT INDEX ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Egypt Index (MVEGPTTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Egypt, or that generate at least 50% of their revenues in Egypt.

Market Vectors Egypt Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Egypt Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Egypt Index ETF (EGPT)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for EGPT is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	February 18, 2010* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	53	4.3%
Greater than or Equal to 2.5% And Less Than 3.0%	12	1.0%
Greater than or Equal to 2.0% And Less Than 2.5%	49	4.0%
Greater than or Equal to 1.5% And Less Than 2.0%	91	7.4%
Greater than or Equal to 1.0% And Less Than 1.5%	102	8.3%
Greater than or Equal to 0.5% And Less Than 1.0%	133	10.8%
Greater than or Equal to 0.0% And Less Than 0.5%	153	12.3%
Greater than or Equal to -0.5% And Less Than 0.0%	138	11.5%
Greater than or Equal to -1.0% And Less Than -0.5%	149	12.1%
Greater than or Equal to -1.5% And Less Than -1.0%	146	12.0%
Greater than or Equal to -2.0% And Less Than -1.5%	101	8.2%
Greater than or Equal to -2.5% And Less Than -2.0%	38	3.1%
Greater than or Equal to -3.0% And Less Than -2.5%	36	2.9%
Less Than -3.0%	26	2.1%
	1227	100.0%

* First day of secondary market trading.

16

MARKET VECTORS GULF STATES INDEX ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVMESTR[2]
One Year	1.50%	2.41%	4.81%
Five Years	9.25%	9.96%	11.36%
Life* (annualized)	(4.14)%	(3.95)%	(3.04)%
Life* (cumulative)	(23.86)%	(22.89)%	(18.03)%
* since 7/22/08

Index data prior to June 21, 2013 reflects that of the Dow Jones GCC Titans 40 IndexSM. From June 21, 2013, forward, the index data reflects that of the Market Vectors® GDP GCC Index (MVMESTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Gulf States Index ETF was 7/22/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (7/22/08) to the first day of secondary market trading in shares of the Fund (7/24/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.07% / Net Expense Ratio 0.99%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.98% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the

17

MARKET VECTORS GULF STATES INDEX ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® GDP GCC Index (MVMESTR) provides exposure to publicly traded companies either headquartered in countries belonging to the Gulf Cooperation Council (GCC) or companies that generate the majority of their revenues in these countries

Market Vectors GDP GCC Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Gulf States Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Gulf States Index ETF (MES)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MES is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	July 24, 2008* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	1	0.1%
Greater than or Equal to 4.5% And Less Than 5.0%	0	0.0%
Greater than or Equal to 4.0% And Less Than 4.5%	0	0.0%
Greater than or Equal to 3.5% And Less Than 4.0%	0	0.0%
Greater than or Equal to 3.0% And Less Than 3.5%	2	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	6	0.4%
Greater than or Equal to 2.0% And Less Than 2.5%	16	1.0%
Greater than or Equal to 1.5% And Less Than 2.0%	55	3.4%
Greater than or Equal to 1.0% And Less Than 1.5%	94	5.8%
Greater than or Equal to 0.5% And Less Than 1.0%	120	7.4%
Greater than or Equal to 0.0% And Less Than 0.5%	478	29.5%
Greater than or Equal to -0.5% And Less Than 0.0%	166	10.2%
Greater than or Equal to -1.0% And Less Than -0.5%	161	9.9%
Greater than or Equal to -1.5% And Less Than -1.0%	178	11.0%
Greater than or Equal to -2.0% And Less Than -1.5%	159	9.8%
Greater than or Equal to -2.5% And Less Than -2.0%	98	6.0%
Greater than or Equal to -3.0% And Less Than -2.5%	49	3.0%
Greater than or Equal to -3.5% And Less Than -3.0%	27	1.7%
Greater than or Equal to -4.0% And Less Than -3.5%	4	0.2%
Greater than or Equal to -4.5% And Less Than -4.0%	3	0.2%
Greater than or Equal to -5.0% And Less Than -4.5%	4	0.2%
Less Than -5.0%	1	0.1%
	1622	100.0%

* First day of secondary market trading.

18

MARKET VECTORS INDIA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVSCIFTR[2]
One Year	42.37%	43.65%	44.92%
Life* (annualized)	(11.52)%	(11.60)%	(11.19)%
Life* (cumulative)	(41.32)%	(41.53)%	(40.37)%
* since 8/24/10

Commencement date for the Market Vectors India Small-Cap Index ETF was 8/24/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/24/10) to the first day of secondary market trading in shares of the Fund (8/25/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.92% / Net Expense Ratio 0.89%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.85% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

19

MARKET VECTORS INDIA SMALL-CAP INDEX ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

[2]	Market Vectors® India Small-Cap Index (MVSCIFTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are headquartered in India or that generate the majority of their revenues in India.

Market Vectors India Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors India Small-Cap Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

India Small-Cap Index ETF (SCIF)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SCIF is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	August 25, 2010* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	4	0.4%
Greater than or Equal to 2.5% And Less Than 3.0%	6	0.5%
Greater than or Equal to 2.0% And Less Than 2.5%	17	1.6%
Greater than or Equal to 1.5% And Less Than 2.0%	81	7.4%
Greater than or Equal to 1.0% And Less Than 1.5%	169	15.4%
Greater than or Equal to 0.5% And Less Than 1.0%	170	15.5%
Greater than or Equal to 0.0% And Less Than 0.5%	200	18.1%
Greater than or Equal to -0.5% And Less Than 0.0%	197	18.0%
Greater than or Equal to -1.0% And Less Than -0.5%	127	11.6%
Greater than or Equal to -1.5% And Less Than -1.0%	72	6.6%
Greater than or Equal to -2.0% And Less Than -1.5%	35	3.2%
Greater than or Equal to -2.5% And Less Than -2.0%	10	0.9%
Greater than or Equal to -3.0% And Less Than -2.5%	4	0.4%
Less Than -3.0%	4	0.4%
	1096	100.0%

* First day of secondary market trading.

20

MARKET VECTORS INDONESIA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVIDXTR[2]
One Year	16.63%	18.34%	19.52%
Five Years	5.26%	5.33%	5.96%
Life* (annualized)	21.77%	21.80%	22.79%
Life* (cumulative)	223.44%	223.90%	240.03%
* since 1/15/09

Commencement date for the Market Vectors Indonesia Index ETF was 1/15/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/15/09) to the first day of secondary market trading in shares of the Fund (1/20/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.66% / Net Expense Ratio 0.58%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

21

MARKET VECTORS INDONESIA INDEX ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

[2]	Market Vectors® Indonesia Index (MVIDXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

Market Vectors Indonesia Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Indonesia Index ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Indonesia Index ETF (IDX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for IDX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 20, 2009* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	12	0.8%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	7	0.5%
Greater than or Equal to 1.5% And Less Than 2.0%	19	1.3%
Greater than or Equal to 1.0% And Less Than 1.5%	103	6.9%
Greater than or Equal to 0.5% And Less Than 1.0%	274	18.3%
Greater than or Equal to 0.0% And Less Than 0.5%	356	23.5%
Greater than or Equal to -0.5% And Less Than 0.0%	286	19.1%
Greater than or Equal to -1.0% And Less Than -0.5%	205	13.7%
Greater than or Equal to -1.5% And Less Than -1.0%	116	7.7%
Greater than or Equal to -2.0% And Less Than -1.5%	46	3.1%
Greater than or Equal to -2.5% And Less Than -2.0%	28	1.9%
Greater than or Equal to -3.0% And Less Than -2.5%	15	1.0%
Less Than -3.0%	31	2.1%
	1499	100.0%

* First day of secondary market trading.
22

MARKET VECTORS INDONESIA SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVIDXJTR[2]
One Year	20.01%	22.52%	24.91%
Life* (annualized)	(10.38)%	(10.33)%	(8.96)%
Life* (cumulative)	(26.30)%	(26.17)%	(23.01)%
* since 3/20/12

Commencement date for the Market Vectors Indonesia Small-Cap ETF was 3/20/12.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (3/20/12) to the first day of secondary market trading in shares of the Fund (3/21/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 2.30% / Net Expense Ratio 0.61%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.61% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

23

MARKET VECTORS INDONESIA SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

[2]	Market Vectors® Indonesia Small-Cap Index (MVIDXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed on an exchange in Indonesia, or that generate at least 50% of their revenues in Indonesia.

Market Vectors Indonesia Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Indonesia Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Indonesia Small-Cap ETF (IDXJ)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for IDXJ is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	March 21, 2012* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	1	0.1%
Greater than or Equal to 4.5% And Less Than 5.0%	0	0.0%
Greater than or Equal to 4.0% And Less Than 4.5%	3	0.4%
Greater than or Equal to 3.5% And Less Than 4.0%	0	0.0%
Greater than or Equal to 3.0% And Less Than 3.5%	4	0.6%
Greater than or Equal to 2.5% And Less Than 3.0%	8	1.1%
Greater than or Equal to 2.0% And Less Than 2.5%	15	2.1%
Greater than or Equal to 1.5% And Less Than 2.0%	35	5.0%
Greater than or Equal to 1.0% And Less Than 1.5%	55	7.9%
Greater than or Equal to 0.5% And Less Than 1.0%	95	13.6%
Greater than or Equal to 0.0% And Less Than 0.5%	89	12.7%
Greater than or Equal to -0.5% And Less Than 0.0%	112	16.2%
Greater than or Equal to -1.0% And Less Than -0.5%	108	15.4%
Greater than or Equal to -1.5% And Less Than -1.0%	71	10.1%
Greater than or Equal to -2.0% And Less Than -1.5%	38	5.4%
Greater than or Equal to -2.5% And Less Than -2.0%	24	3.4%
Greater than or Equal to -3.0% And Less Than -2.5%	13	1.9%
Greater than or Equal to -3.5% And Less Than -3.0%	10	1.4%
Greater than or Equal to -4.0% And Less Than -3.5%	7	1.0%
Greater than or Equal to -4.5% And Less Than -4.0%	1	0.1%
Greater than or Equal to -5.0% And Less Than -4.5%	2	0.3%
Less Than -5.0%	9	1.3%
	700	100.0%

* First day of secondary market trading.
24

MARKET VECTORS ISRAEL ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	BLSNTR[2]
One Year	0.51%	0.88%	1.64%
Life* (annualized)	13.05%	13.03%	13.79%
Life* (cumulative)	20.47%	20.44%	21.66%
* since 6/25/13

Commencement date for the Market Vectors Israel ETF was 6/25/13.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (6/25/13) to the first day of secondary market trading in shares of the Fund (6/26/13), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.76% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

25

MARKET VECTORS ISRAEL ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

[2]	BlueStar Israel Global IndexTM (BLSNTR) is a rules-based index intended to track the overall performance of publicly traded companies that are generally considered by the Indexer to be Israeli and Israeli linked companies. It primarily includes the largest and the most liquid companies, as well as mid-cap and small-cap companies that display sufficient liquidity.

The BlueStar Israel Global IndexTM (the “Index”) is the exclusive property and a trademark of BlueStar Global Investors LLC and has been licensed for use for certain purposes by Van Eck Associates Corporation for Market Vectors Israel ETF (the “Fund”) based on the Index. The Fund is not sponsored, endorsed, sold or promoted by BlueStar Global Investors LLC, and BlueStar Global Investors LLC makes no representation regarding the advisability of trading in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Israel ETF (ISRA)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for ISRA is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	June 26, 2013* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	0	0.0%
Greater than or Equal to 4.5% And Less Than 5.0%	0	0.0%
Greater than or Equal to 4.0% And Less Than 4.5%	0	0.0%
Greater than or Equal to 3.5% And Less Than 4.0%	0	0.0%
Greater than or Equal to 3.0% And Less Than 3.5%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	10	2.6%
Greater than or Equal to 0.5% And Less Than 1.0%	110	28.7%
Greater than or Equal to 0.0% And Less Than 0.5%	197	51.4%
Greater than or Equal to -0.5% And Less Than 0.0%	59	15.4%
Greater than or Equal to -1.0% And Less Than -0.5%	6	1.6%
Greater than or Equal to -1.5% And Less Than -1.0%	1	0.3%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Greater than or Equal to -3.5% And Less Than -3.0%	0	0.0%
Greater than or Equal to -4.0% And Less Than -3.5%	0	0.0%
Greater than or Equal to -4.5% And Less Than -4.0%	0	0.0%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	0	0.0%
	383	100.0%

* First day of secondary market trading.
26

MARKET VECTORS POLAND ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVPLNDTR[2]
One Year	(17.46)%	(16.90)%	(16.32)%
Five Years	(2.57)%	(2.54)%	(2.12)%
Life* (annualized)	(2.91)%	(2.98)%	(2.51)%
Life* (cumulative)	(13.96)%	(14.32)%	(12.15)%
* since 11/24/09

Commencement date for the Market Vectors Poland ETF was 11/24/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/24/09) to the first day of secondary market trading in shares of the Fund (11/25/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.99% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

27

MARKET VECTORS POLAND ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Poland Index (MVPLNDTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Poland, or that generate at least 50% of their revenues in Poland.

Market Vectors Poland Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Poland ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Poland ETF (PLND)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for PLND is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	November 25, 2009* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	1	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	3	0.2%
Greater than or Equal to 1.5% And Less Than 2.0%	14	1.1%
Greater than or Equal to 1.0% And Less Than 1.5%	62	4.8%
Greater than or Equal to 0.5% And Less Than 1.0%	197	15.4%
Greater than or Equal to 0.0% And Less Than 0.5%	437	34.0%
Greater than or Equal to -0.5% And Less Than 0.0%	396	30.9%
Greater than or Equal to -1.0% And Less Than -0.5%	116	9.0%
Greater than or Equal to -1.5% And Less Than -1.0%	39	3.0%
Greater than or Equal to -2.0% And Less Than -1.5%	10	0.8%
Greater than or Equal to -2.5% And Less Than -2.0%	5	0.4%
Greater than or Equal to -3.0% And Less Than -2.5%	2	0.2%
Less Than -3.0%	1	0.1%
	1283	100.0%

* First day of secondary market trading.

28

MARKET VECTORS RUSSIA ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund's benchmark.

Total Return	Share Price[1]	NAV	MVRSXTR[2]
One Year	(47.11)%	(44.95)%	(44.25)%
Five Years	(11.98)%	(11.29)%	(11.51)%
Life* (annualized)	(10.28)%	(9.88)%	(10.33)%
Life* (cumulative)	(56.58)%	(55.06)%	(56.77)%
* since 4/24/07
Index data prior to March 19, 2012 reflects that of the DAXglobal® Russia+ Index (DXRPUS). From March 19, 2012 forward, the index data reflects that of the Market Vectors® Russia Index (MVRSXTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Russia ETF was 4/24/07.

1	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/24/07) to the first day of secondary market trading in shares of the Fund (4/30/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.61% / Net Expense Ratio 0.61%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

29

MARKET VECTORS RUSSIA ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

[2]	Market Vectors® Russia Index (MVRSXTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Market Vectors Russia Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Russia ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Russia ETF (RSX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for RSX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 30, 2007* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	8	0.4%
Greater than or Equal to 4.5% And Less Than 5.0%	1	0.1%
Greater than or Equal to 4.0% And Less Than 4.5%	4	0.2%
Greater than or Equal to 3.5% And Less Than 4.0%	2	0.1%
Greater than or Equal to 3.0% And Less Than 3.5%	6	0.3%
Greater than or Equal to 2.5% And Less Than 3.0%	9	0.5%
Greater than or Equal to 2.0% And Less Than 2.5%	25	1.3%
Greater than or Equal to 1.5% And Less Than 2.0%	47	2.4%
Greater than or Equal to 1.0% And Less Than 1.5%	141	7.3%
Greater than or Equal to 0.5% And Less Than 1.0%	305	15.8%
Greater than or Equal to 0.0% And Less Than 0.5%	567	29.2%
Greater than or Equal to -0.5% And Less Than 0.0%	466	24.1%
Greater than or Equal to -1.0% And Less Than -0.5%	203	10.5%
Greater than or Equal to -1.5% And Less Than -1.0%	77	4.0%
Greater than or Equal to -2.0% And Less Than -1.5%	33	1.7%
Greater than or Equal to -2.5% And Less Than -2.0%	16	0.8%
Greater than or Equal to -3.0% And Less Than -2.5%	9	0.5%
Greater than or Equal to -3.5% And Less Than -3.0%	4	0.2%
Greater than or Equal to -4.0% And Less Than -3.5%	4	0.2%
Greater than or Equal to -4.5% And Less Than -4.0%	2	0.1%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	5	0.3%
	1934	100.0%

* First day of secondary market trading.

30

MARKET VECTORS RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVRSXJTR[2]
One Year	(52.42)%	(52.67)%	(53.00)%
Life* (annualized)	(28.64)%	(28.89)%	(28.88)%
Life* (cumulative)	(71.49)%	(71.85)%	(71.87)%
* since 4/13/11

Commencement date for the Market Vectors Russia Small-Cap ETF was 4/13/11.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/13/11) to the first day of secondary market trading in shares of the Fund (4/14/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.95% / Net Expense Ratio 0.68%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.67% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

31

MARKET VECTORS RUSSIA SMALL-CAP ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

[2]	Market Vectors® Russia Small-Cap Index (MVRSXJTR) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded small-capitalization companies that are domiciled and primarily listed in Russia, or that generate at least 50% of their revenues in Russia.

Market Vectors Russia Small-Cap Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Russia Small-Cap ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Russia Small-Cap ETF (RSXJ)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for RSXJ is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 14, 2011* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	7	0.7%
Greater than or Equal to 2.5% And Less Than 3.0%	4	0.4%
Greater than or Equal to 2.0% And Less Than 2.5%	5	0.5%
Greater than or Equal to 1.5% And Less Than 2.0%	29	3.1%
Greater than or Equal to 1.0% And Less Than 1.5%	77	8.2%
Greater than or Equal to 0.5% And Less Than 1.0%	190	20.3%
Greater than or Equal to 0.0% And Less Than 0.5%	261	28.1%
Greater than or Equal to -0.5% And Less Than 0.0%	230	24.6%
Greater than or Equal to -1.0% And Less Than -0.5%	80	8.6%
Greater than or Equal to -1.5% And Less Than -1.0%	36	3.9%
Greater than or Equal to -2.0% And Less Than -1.5%	7	0.7%
Greater than or Equal to -2.5% And Less Than -2.0%	4	0.4%
Greater than or Equal to -3.0% And Less Than -2.5%	4	0.4%
Less Than -3.0%	1	0.1%
	935	100.0%

* First day of secondary market trading.
32

MARKET VECTORS VIETNAM ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVVNMTR[2]
One Year	5.11%	3.95%	5.26%
Five Years	(3.52)%	(3.58)%	(3.31)%
Life* (annualized)	(2.92)%	(3.25)%	(2.57)%
Life* (cumulative)	(14.77)%	(16.29)%	(13.08)%
* since 8/11/09

Commencement date for the Market Vectors Vietnam ETF was 8/11/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/11/09) to the first day of secondary market trading in shares of the Fund (8/14/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.66% / Net Expense Ratio 0.66%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.76% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

33

MARKET VECTORS VIETNAM ETF

PERFORMANCE COMPARISON

December 31, 2014 (unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Vietnam Index (MVVNMTR ) is a rules-based, modified market capitalization-weighted, float-adjusted index comprised of publicly traded companies that are domiciled and primarily listed in Vietnam, or that generate at least 50% of their revenues in Vietnam.

Market Vectors Vietnam Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Vietnam ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Vietnam ETF (VNM)

Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for VNM is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	August 14, 2009* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 5.0%	95	7.0%
Greater than or Equal to 4.5% And Less Than 5.0%	16	1.2%
Greater than or Equal to 4.0% And Less Than 4.5%	19	1.4%
Greater than or Equal to 3.5% And Less Than 4.0%	27	2.0%
Greater than or Equal to 3.0% And Less Than 3.5%	35	2.6%
Greater than or Equal to 2.5% And Less Than 3.0%	53	3.9%
Greater than or Equal to 2.0% And Less Than 2.5%	59	4.4%
Greater than or Equal to 1.5% And Less Than 2.0%	98	7.2%
Greater than or Equal to 1.0% And Less Than 1.5%	143	10.6%
Greater than or Equal to 0.5% And Less Than 1.0%	130	9.6%
Greater than or Equal to 0.0% And Less Than 0.5%	218	16.0%
Greater than or Equal to -0.5% And Less Than 0.0%	122	9.0%
Greater than or Equal to -1.0% And Less Than -0.5%	119	8.8%
Greater than or Equal to -1.5% And Less Than -1.0%	99	7.3%
Greater than or Equal to -2.0% And Less Than -1.5%	66	4.9%
Greater than or Equal to -2.5% And Less Than -2.0%	30	2.2%
Greater than or Equal to -3.0% And Less Than -2.5%	14	1.0%
Greater than or Equal to -3.5% And Less Than -3.0%	5	0.4%
Greater than or Equal to -4.0% And Less Than -3.5%	2	0.1%
Greater than or Equal to -4.5% And Less Than -4.0%	4	0.3%
Greater than or Equal to -5.0% And Less Than -4.5%	0	0.0%
Less Than -5.0%	1	0.1%
	1355	100.0%

* First day of secondary market trading.

34

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 to December 31, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

35

MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES

(unaudited) (continued)

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2014- December 31, 2014
Africa Index ETF
Actual	$1,000.00	$817.20	0.78%	$3.57
Hypothetical**	$1,000.00	$1,021.27	0.78%	$3.97
Brazil Small-Cap ETF
Actual	$1,000.00	$720.70	0.60%	$2.60
Hypothetical**	$1,000.00	$1,022.18	0.60%	$3.06
ChinaAMC A-Share ETF
Actual	$1,000.00	$1,633.30	0.71%	$4.71
Hypothetical**	$1,000.00	$1,021.63	0.71%	$3.62
ChinaAMC SME-ChiNext ETF***
Actual	$1,000.00	$1,158.80	0.78%	$3.71
Hypothetical**	$1,000.00	$1,018.61	0.78%	$3.47
Egypt Index ETF
Actual	$1,000.00	$928.20	0.94%	$4.57
Hypothetical**	$1,000.00	$1,020.47	0.94%	$4.79
Gulf States Index ETF
Actual	$1,000.00	$918.00	1.00%	$4.83
Hypothetical**	$1,000.00	$1,020.16	1.00%	$5.09
India Small-Cap Index ETF
Actual	$1,000.00	$879.50	0.90%	$4.26
Hypothetical**	$1,000.00	$1,020.67	0.90%	$4.58
Indonesia Index ETF
Actual	$1,000.00	$998.70	0.58%	$2.92
Hypothetical**	$1,000.00	$1,022.28	0.58%	$2.96
Indonesia Small-Cap ETF
Actual	$1,000.00	$1,084.90	0.61%	$3.21
Hypothetical**	$1,000.00	$1,022.13	0.61%	$3.11
Israel ETF
Actual	$1,000.00	$966.70	0.59%	$2.92
Hypothetical**	$1,000.00	$1,022.23	0.59%	$3.01
Poland ETF
Actual	$1,000.00	$811.30	0.61%	$2.78
Hypothetical**	$1,000.00	$1,022.13	0.61%	$3.11
Russia ETF
Actual	$1,000.00	$597.60	0.63%	$2.54
Hypothetical**	$1,000.00	$1,022.03	0.63%	$3.21
Russia Small-Cap ETF
Actual	$1,000.00	$569.10	0.69%	$2.73
Hypothetical**	$1,000.00	$1,021.73	0.69%	$3.52
Vietnam ETF
Actual	$1,000.00	$936.50	0.65%	$3.17
Hypothetical**	$1,000.00	$1,021.93	0.65%	$3.31

*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2014) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
***	Expenses are equal to the Fund’s annualized expense ratio (for the period from July 23, 2014 (commencement of operations) to December 31, 2014) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
36

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 97.1%
Australia: 1.2%
83,971	Aquarius Platinum Ltd. (GBP) * #	$19,121
4,028,188	Paladin Energy Ltd. (CAD) *	1,165,071
		1,184,192
Bermuda: 1.1%
125,218	Kosmos Energy Ltd. (USD) *	1,050,579
Canada: 3.9%
417,003	Africa Oil Corp. * †	867,669
129,436	First Quantum Minerals Ltd.	1,845,015
260,868	IAMGOLD Corp. (USD) *	704,344
139,472	Semafo, Inc. *	358,840
		3,775,868
Egypt: 21.2%
1,143,352	Commercial International Bank Egypt SAE (GDR) # Reg S	7,515,648
780,516	Egyptian Financial Group-Hermes Holding SAE * #	1,666,961
1,477,799	Egyptian Kuwaiti Holding Co. (USD) * #	1,096,171
417,397	Ezz Steel * #	808,668
1,112,404	Global Telecom Holding SAE (GDR) * † Reg S	3,170,351
5,527,292	Orascom Telecom Media and Technology Holding SAE * #	1,005,563
322,691	Sidi Kerir Petrochemicals Co. #	677,728
2,264,937	Talaat Moustafa Group #	3,095,662
749,463	Telecom Egypt #	1,237,208
		20,273,960
France: 2.3%
21,328	Bourbon SA	495,513
179,557	Etablissements Maurel et Prom * #	1,678,116
		2,173,629
Ireland: 1.2%
21,986,535	Kenmare Resources Plc (GBP) * #	1,123,335
Kenya: 3.0%
18,573,700	Safaricom Ltd.	2,881,949
Malta: 0.2%
20,914	Brait SE * #	141,566
Morocco: 9.2%
76,192	Attijariwafa Bank #	2,887,304
70,894	Banque Centrale Populaire	1,668,508
54,587	Banque Marocaine du Commerce Exterieur	1,325,073
166,035	Douja Promotion Groupe Addoha SA	688,835
174,833	Maroc Telecom #	2,190,677
		8,760,397
Nigeria: 17.1%
43,452,008	First Bank Nigeria Holdings Plc #	2,063,454
34,042,419	Guaranty Trust Bank Plc #	4,640,195
336,451	Nestle Nigeria Plc #	1,842,766
3,996,022	Nigerian Breweries Plc #	3,567,246
43,917,131	United Bank for Africa Plc #	1,009,054
32,818,248	Zenith Bank Ltd. #	3,262,968
		16,385,683
Singapore: 1.1%
2,910,000	Golden Agri-Resources Ltd. #	1,006,804
Number of Shares		Value

South Africa: 21.8%
4,213	Aeci Ltd. #	$48,704
87,362	African Bank Investments Ltd. * # §	6,606
12,293	African Rainbow Minerals Ltd. #	125,874
4,739	Anglo American Platinum Ltd. * #	139,118
28,392	AngloGold Ashanti Ltd. (ADR) *	247,010
13,622	ArcelorMittal South Africa Ltd. *	31,097
21,965	Aspen Pharmacare Holdings Ltd. * #	766,207
23,557	Aveng Ltd. * #	35,725
19,559	AVI Ltd. #	131,029
24,611	Barclays Africa Group Ltd. #	384,807
10,064	Barloworld Ltd. #	82,834
22,101	Bidvest Group Ltd. #	577,756
4,933	Capitec Bank Holdings Ltd. † #	144,425
9,778	Clicks Group Ltd. #	68,359
18,707	Coronation Fund Managers Ltd. #	185,116
29,392	Discovery Ltd. #	281,390
9,029	Exxaro Resources Ltd. #	80,580
211,061	FirstRand Ltd. #	917,447
12,413	Foschini Group Ltd. #	142,494
49,164	Gold Fields Ltd. (ADR)	222,713
21,989	Harmony Gold Mining Co. Ltd. (ADR) *	41,559
38,157	Impala Platinum Holdings Ltd. * #	249,343
12,067	Imperial Holdings Ltd. #	192,098
16,373	Investec Ltd. #	137,206
29,066	Investec PCL (GBP) #	243,624
3,087	JD Group Ltd. *	6,471
4,183	Kumba Iron Ore Ltd. † #	86,501
6,997	Liberty Holdings Ltd.	74,205
70,069	Life Healthcare Group Holdings Ltd. #	258,823
22,747	Lonmin Plc (GBP) * #	62,736
4,644	Massmart Holdings Ltd. #	56,907
25,198	Mediclinic International Ltd. #	218,095
81,611	MMI Holdings Ltd. #	211,683
7,683	Mondi Ltd. #	124,988
15,088	Mr. Price Group Ltd. #	305,187
121,443	MTN Group Ltd. #	2,309,954
22,765	Murray & Roberts Holdings Ltd.	41,835
40,150	Nampak Ltd. #	150,899
27,079	Naspers Ltd. #	3,502,508
10,602	Nedbank Group Ltd. #	227,026
67,799	Netcare Ltd. #	221,556
14,581	Northern Platinum Ltd. * #	45,958
14,892	Pick n Pay Stores Ltd. † #	67,343
12,042	Pioneer Foods Ltd.	148,850
34,688	PPC Ltd. † #	82,322
31,243	Remgro Ltd. #	683,435
20,655	Resilient Property Income Fund Ltd.	149,957
7,408	Reunert Ltd. #	38,840
48,534	RMB Holdings Ltd. #	268,004
54,483	RMI Holdings	192,430
114,207	Sanlam Ltd. #	687,157
21,157	Sappi Ltd. * † #	76,703
38,286	Sasol Ltd. (ADR)	1,453,719
25,385	Shoprite Holdings Ltd. #	367,359
12,525	Sibanye Gold Ltd. (ADR)	94,814
9,530	Spar Group Ltd. #	132,319
75,397	Standard Bank Group Ltd. #	929,173
148,743	Steinhoff International Holdings Ltd. #	760,875
7,934	Sun International Ltd. #	87,718

See Notes to Financial Statements

37

AFRICA INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

South Africa: (continued)
19,496	Telkom SA SOC Ltd. * #	$117,167
12,319	Tiger Brands Ltd. #	390,401
17,113	Truworths International Ltd. #	113,634
23,873	Vodacom Group Ltd. † #	264,140
51,717	Woolworths Holdings Ltd. #	342,944
		20,837,757
United Kingdom: 13.6%
1,297,823	Afren Plc * #	952,725
296,378	African Barrick Gold Ltd. #	1,174,671
1,189,538	African Minerals Ltd. * † #	185,479
98,169	Anglo American Plc #	1,817,321
2,239,569	Cenatamin Plc † #	2,057,200
307,385	Old Mutual Plc #	906,292
839,454	Ophir Energy Plc * #	1,845,447
16,138	Petra Diamonds Ltd. * #	48,470
14,203	Randgold Resources Ltd. (ADR)	957,424
481,649	Tullow Oil Plc #	3,105,211
		13,050,240
United States: 0.2%
2,129	Royal Caribbean Cruises Ltd.	175,493
Total Common Stocks (Cost: $95,153,322)		92,821,452
REAL ESTATE INVESTMENT TRUSTS: 0.8%
Nigeria: 0.0%
40,301	Afriland Properties Plc * # §	636
South Africa: 0.8%
118,400	Capital Property Fund #	136,880
119,314	Growthpoint Properties Ltd. #	283,466
16,169	Hyprop Investments Ltd.	136,270
267,476	Redefine Properties Ltd. #	247,378
		803,994
Total Real Estate Investment Trusts (Cost: $769,000)		804,630
MONEY MARKET FUND: 2.4% (Cost: $2,319,036)
2,319,036	Dreyfus Government Cash Management Fund	2,319,036
Total Investments Before Collateral for Securities Loaned: 100.3% (Cost: $98,241,358)		95,945,118
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 2.8%
Repurchase Agreements: 2.8%
$493,708	Repurchase agreement dated 12/31/14 with Barclays Capital, 0.05%, due 1/2/15, proceeds $493,709; (collateralized by various U.S. government and agency obligations, 1.50% to 2.13%, due 8/31/18 to 6/30/21, valued at $503,582 including accrued interest)	$493,708
1,000,000	Repurchase agreement dated 12/31/14 with Citigroup Global Markets, Inc., 0.08%, due 1/2/15, proceeds $1,000,004; (collateralized by various U.S. government and agency obligations, 1.38% to 8.00%, due 12/15/17 to 7/15/51, valued at $1,020,000 including accrued interest)	1,000,000
500,000	Repurchase agreement dated 12/31/14 with Mizuho Securities USA, Inc., 0.08%, due 1/2/15, proceeds $500,002; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/31/16 to 12/20/44, valued at $510,000 including accrued interest)	500,000
623,817	Repurchase agreement dated 12/31/14 with RBC Capital Markets, LLC, 0.08%, due 1/2/15, proceeds $623,820; (collateralized by various U.S. government and agency obligations, 0.00% to 5.00%, due 5/1/15 to 12/20/44, valued at $636,293 including accrued interest)	623,817
Total Short-term Investments Held as Collateral for Securities Loaned (Cost: $2,617,525)		2,617,525
Total Investments: 103.1% (Cost: $100,858,883)		98,562,643
Liabilities in excess of other assets: (3.1)%		(2,917,394)
NET ASSETS: 100.0%		$95,645,249

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $2,508,120.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $73,430,488 which represents 76.8% of net assets.
§	Illiquid Security - the aggregate value of illiquid securities is $7,242 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

38

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	5.9%	$5,629,422
Consumer Staples	8.1	7,779,383
Energy	13.2	12,694,630
Financials	40.1	38,496,012
Health Care	1.5	1,464,681
Industrials	0.8	776,990
Materials	14.2	13,607,955
Telecommunication Services	13.8	13,177,009
Money Market Fund	2.4	2,319,036
	100.0%	$95,945,118

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$1,165,071	$19,121	$—	$1,184,192
Bermuda	1,050,579	—	—	1,050,579
Canada	3,775,868	—	—	3,775,868
Egypt	3,170,351	17,103,609	—	20,273,960
France	495,513	1,678,116	—	2,173,629
Ireland	—	1,123,335	—	1,123,335
Kenya	2,881,949	—	—	2,881,949
Malta	—	141,566	—	141,566
Morocco	3,682,416	5,077,981	—	8,760,397
Nigeria	—	16,385,683	—	16,385,683
Singapore	—	1,006,804	—	1,006,804
South Africa	2,704,660	18,133,097	—	20,837,757
United Kingdom	957,424	12,092,816	—	13,050,240
United States	175,493	—	—	175,493
Real Estate Investment Trusts
Nigeria	—	—	636	636
South Africa	136,270	667,724	—	803,994
Money Market Fund	2,319,036	—	—	2,319,036
Repurchase Agreements	—	2,617,525	—	2,617,525
Total	$22,514,630	$76,047,377	$636	$98,562,643

During the year ended December 31, 2014, transfers of securities from Level 1 to Level 2 were $15,712,004 and transfers from Level 2 to Level 1 were $6,831,399. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2014:

Real Estate Investment Trusts
Nigeria
Balance as of December 31, 2013	$519
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	117
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2014	$636

See Notes to Financial Statements

39

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 82.1%
Automobiles & Components: 2.5%
162,800	Mahle-Metal Leve SA Industria e Comercio	$1,283,684
201,200	Tupy SA	1,351,072
		2,634,756
Capital Goods: 2.0%
224,700	Iochpe Maxion SA	1,031,277
276,150	Mills Estruturas e Servicos de Engenharia SA	992,112
		2,023,389
Commercial & Professional Services: 3.3%
43,134	Atento SA (USD) *	450,750
188,600	Valid Solucoes SA	3,008,291
		3,459,041
Consumer Durables & Apparel: 14.5%
67,450	Arezzo Industria e Comercio SA	684,091
348,150	Direcional Engenharia SA	1,062,184
730,100	Even Construtora e Incorporadora SA	1,494,148
316,450	EZ Tec Empreendimentos e Participacoes SA	2,619,028
707,600	Gafisa SA (ADR) †	1,089,704
419,700	Grendene SA	2,415,699
370,555	Helbor Empreendimentos SA	662,153
949,800	MRV Engenharia e Participacoes SA	2,679,821
2,742,300	PDG Realty SA Empreendimentos e Participacoes *	887,209
369,900	Restoque Comercio e Confeccoes de Roupas SA	1,054,790
26,600	Technos SA	77,252
213,100	Tecnisa SA	308,643
		15,034,722
Consumer Services: 7.2%
453,000	Abril Educacao SA *	1,937,631
127,950	CVC Brasil Operadora e Agencia de Viagens SA	746,078
220,800	GAEC Educacao SA	2,936,303
160,750	International Meal Co. Holdings SA	725,679
105,900	Ser Educacional SA	1,178,836
		7,524,527
Energy: 0.9%
86,830	HRT Participacoes em Petroleo SA *	150,912
281,000	QGEP Participacoes SA	761,116
		912,028
Financial: 0.5%
115,040	GP Investments Ltd. (BDR) *	251,009
192,259	Rossi Residencial SA *	245,188
		496,197
Food & Staples Retailing: 0.8%
890,650	Brazil Pharma SA *	867,799
Food, Beverage & Tobacco: 7.1%
925,100	Marfrig Alimentos SA *	2,122,906
323,700	Minerva SA *	1,205,564
210,300	Sao Martinho SA	2,867,871
125,450	SLC Agricola SA	665,430
305,819	Vanguarda Agro SA * #	117,348
898,779	Vanguarda Agro SA *	344,878
		7,323,997
Number of Shares		Value

Health Care Equipment & Services: 3.9%
171,850	Fleury SA	$1,052,486
808,850	Odontoprev SA	3,000,249
		4,052,735
Insurance: 0.3%
262,100	Brasil Insurance Participacoes e Administracao SA	335,242
Materials: 1.3%
2,364,455	Beadell Resources Ltd. (AUD) * † #	428,236
682,865	Magnesita Refratarios SA	531,762
445,450	Paranapanema SA *	413,912
		1,373,910
Media: 2.4%
144,950	Smiles SA	2,511,078
Real Estate: 6.8%
188,350	Aliansce Shopping Centers SA	1,160,625
630,700	BR Properties SA	2,431,975
554,600	Brasil Brokers Participacoes SA	527,853
194,200	Iguatemi Empresa de Shopping Centers SA	1,797,201
365,650	JHSF Participacoes SA	323,255
154,822	LPS Brasil Consultoria de Imoveis SA	378,581
77,550	Sonae Sierra Brasil SA	481,369
		7,100,859
Retailing: 4.4%
355,000	Cia Hering SA	2,704,368
291,650	Magazine Luiza SA	845,919
180,500	Marisa Lojas SA	984,595
		4,534,882
Software & Services: 1.7%
94,950	Linx SA	1,803,843
Transportation: 10.8%
2,094,000	All America Latina Logistica SA	3,986,020
652,200	Cosan Logistica SA *	701,712
341,603	Gol Linhas Aereas Inteligentes SA (ADR) *	1,964,217
238,350	Julio Simoes Logistica SA	1,143,241
3,054,200	Prumo Logistica SA *	494,058
428,200	Santos Brasil Participacoes SA	2,255,210
114,500	Tegma Gestao Logistica SA	684,450
		11,228,908
Utilities: 11.7%
431,750	Alupar Investimento SA	2,865,123
197,500	Cia de Saneamento de Minas Gerais SA	1,870,834
685,100	EDP Energias do Brasil SA	2,311,845
1,101,400	Eneva SA *	165,736
302,122	Equatorial Energia SA	3,148,288
275,950	Light SA	1,766,861
		12,128,687
Total Common Stocks (Cost: $118,903,865)		85,346,600
PREFERRED STOCKS: 14.6%
Banks: 2.3%
176,361	Banco ABC Brasil SA	895,671
155,350	Banco Daycoval SA	490,911
258,700	Banco Industrial e Comercial SA *	554,732
516,584	Banco Pan SA *	456,690
		2,398,004

See Notes to Financial Statements

40

Number of Shares		Value

Capital Goods: 2.2%
1,009,800	Marcopolo SA	$1,265,004
590,550	Randon Implementos e Participacoes SA	1,059,711
		2,324,715
Consumer Durables & Apparel: 1.5%
571,005	Alpargatas SA	1,557,364
Financial: 2.9%
550,900	Banco do Estado do Rio Grande do Sul SA	3,005,060
Insurance: 4.0%
850,268	Sul America SA	4,129,471
Utilities: 1.7%
47,750	Cia Energetica do Ceara	710,448
328,050	Eletropaulo Metropolitana Eletricidade de Sao Paulo SA	1,068,736
		1,779,184
Total Preferred Stocks (Cost: $17,808,155)		15,193,798
REAL ESTATE INVESTMENT TRUST: 2.9% (Cost: $3,307,394)
Real Estate: 2.9%
73,990	FII BTG Pactual Corporate Office Fund	3,036,758
MONEY MARKET FUND: 1.9% (Cost: $1,983,239)
1,983,239	Dreyfus Government Cash Management Fund	1,983,239
Total Investments Before Collateral for Securities Loaned: 101.5% (Cost: $142,002,653)		105,560,395
Principal Amount		Value

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 1.2% (Cost: $652,906)
Repurchase Agreement: 0.6%
$652,906	Repurchase agreement dated 12/31/14 with Credit Agricole CIB, 0.08%, due 1/2/15, proceeds $652,909; (collateralized by various U.S. government and agency obligations, 0.63% to 2.38%, due 2/28/15 to 7/15/21, valued at $665,964 including accrued interest)	$652,906
Total Investments: 102.1% (Cost: $142,655,559)		106,213,301
Liabilities in excess of other assets: (2.1)%		(2,202,378)
NET ASSETS: 100.0%		$104,010,923

ADR	American Depositary Receipt
AUD	Australian Dollar
BDR	Brazilian Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $581,842.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $545,584 which represents 0.5% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	32.2%	$34,042,517
Consumer Staples	7.8	8,191,796
Energy	0.9	912,028
Financials	19.2	20,256,403
Health Care	3.8	4,052,735
Industrials	18.0	19,036,053
Information Technology	1.7	1,803,843
Materials	1.3	1,373,910
Utilities	13.2	13,907,871
Money Market Fund	1.9	1,983,239
	100.0%	$105,560,395

See Notes to Financial Statements

41

BRAZIL SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$2,634,756	$—	$—	$2,634,756
Capital Goods	2,023,389	—	—	2,023,389
Commercial & Professional Services	3,459,041	—	—	3,459,041
Consumer Durables & Apparel	15,034,722	—	—	15,034,722
Consumer Services	7,524,527	—	—	7,524,527
Energy	912,028	—	—	912,028
Financial	496,197	—	—	496,197
Food & Staples Retailing	867,799	—	—	867,799
Food, Beverage & Tobacco	7,206,649	117,348	—	7,323,997
Health Care Equipment & Services	4,052,735	—	—	4,052,735
Insurance	335,242	—	—	335,242
Materials	945,674	428,236	—	1,373,910
Media	2,511,078	—	—	2,511,078
Real Estate	7,100,859	—	—	7,100,859
Retailing	4,534,882	—	—	4,534,882
Software & Services	1,803,843	—	—	1,803,843
Transportation	11,228,908	—	—	11,228,908
Utilities	12,128,687	—	—	12,128,687
Preferred Stocks *	15,193,798	—	—	15,193,798
Real Estate Investment Trust *	3,036,758	—	—	3,036,758
Money Market Fund	1,983,239	—	—	1,983,239
Repurchase Agreement	—	652,906	—	652,906
Total	$105,014,811	$1,198,490	$—	$106,213,301

* See Schedule of Investments for security type and industry sector breakouts.

There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements

42

CHINAAMC A-SHARE ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 96.5%
Automobiles & Components: 2.6%
114,300	Beiqi Foton Motor Co. Ltd. #	$115,349
31,781	Byd Co. Ltd.	195,430
153,057	Chongqing Changan Automobile Co. Ltd.	405,340
55,200	FAW Car Co. Ltd.	134,708
95,100	Fuyao Glass Industry Group Co. Ltd. #	186,022
27,257	Great Wall Motor Co. Ltd.	182,548
70,000	Huayu Automotive Systems Co. Ltd. #	174,284
224,339	SAIC Motor Corp. Ltd. #	774,309
64,900	Wanxiang Qianchao Co. Ltd.	124,172
40,232	Weifu High-Technology Group Co. Ltd. #	173,833
		2,465,995
Banks: 19.6%
1,761,200	Agricultural Bank of China Ltd. #	1,051,256
429,640	Bank of Beijing Co. Ltd. #	755,495
456,700	Bank of China Ltd.	305,497
1,064,800	Bank of Communications Co. Ltd. #	1,164,610
120,800	Bank of Nanjing Co. Ltd.	285,255
66,100	Bank of Ningbo Co. Ltd.	167,594
201,200	China CITIC Bank Corp. Ltd.	263,986
650,600	China Construction Bank Corp.	705,761
1,349,900	China Everbright Bank Co. Ltd.	1,061,817
1,119,171	China Merchants Bank Co. Ltd.	2,992,754
1,838,304	China Minsheng Banking Corp. Ltd. #	3,206,326
301,900	Huaxia Bank Co. Ltd. #	654,545
1,169,500	Industrial & Commercial Bank of China Ltd.	918,031
775,291	Industrial Bank Co. Ltd. #	2,058,427
387,440	Ping An Bank Co. Ltd. #	988,455
759,055	Shanghai Pudong Development Bank Co. Ltd. #	1,915,822
		18,495,631
Capital Goods: 11.5%
89,900	AVIC Aircraft Co. Ltd. #	274,974
12,000	AVIC Helicopter Co. Ltd.	72,766
35,799	China Avic Electronics Co. Ltd.	159,780
102,000	China Baoan Group Co. Ltd. #	211,727
21,020	China CAMC Engineering Co. Ltd. #	93,108
120,300	China CNR Corp. Ltd.	137,674
159,324	China Communications Construction Co. Ltd.	356,707
46,700	China CSSC Holdings Ltd. #	277,146
156,100	China Gezhouba Group Co. Ltd. #	235,150
58,400	China International Marine Containers Group Co. Ltd. #	206,191
133,900	China National Chemical Engineering Co. Ltd. #	203,284
208,700	China Railway Construction Corp. Ltd. #	511,038
463,700	China Railway Group Ltd.	695,102
498,100	China Shipbuilding Industry Co. Ltd.	739,442
40,100	China Spacesat Co. Ltd. #	183,698
1,017,191	China State Construction Engineering Corp. Ltd.	1,193,609
139,000	China XD Electric Co. Ltd.	174,086
21,135	CPT Technology Group Co. Ltd. * #	53,440
139,900	CSR Corp. Ltd.	143,869
45,200	Dongfang Electric Corp. Ltd. #	149,747
Number of Shares		Value

Capital Goods: (continued)
69,900	Fangda Carbon New Material Co. Ltd.	$110,078
57,300	Han’s Laser Technology Co. Ltd. #	146,938
29,200	Jiangxi Hongdu Aviation Industry Corp. Ltd. #	131,505
16,900	Luxshare Precision Industry Co. Ltd. #	75,125
330,400	Metallurgical Corp of China Ltd.	268,943
29,100	Minmetals Development Co. Ltd.	81,897
98,805	NARI Technology Development Co. Ltd. #	231,267
10,100	Neway Valve Suzhou Co. Ltd. #	31,610
195,300	Power Construction Corp. of China Ltd. #	263,952
206,600	Sany Heavy Industry Co. Ltd.	332,345
93,070	Shanghai Construction Co. Ltd.	126,164
133,700	Shanghai Electric Group Co. Ltd. #	177,715
19,000	Shanghai Waigaoqiao Free Trade Zone Development Co. Ltd.	99,134
31,676	Shenzhen Inovance Technology Co. Ltd.	149,037
35,500	Siasun Robot & Automation Co. Ltd. #	224,739
59,700	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	161,529
175,762	TBEA Co. Ltd.	350,731
71,800	Weichai Power Co. Ltd. #	315,455
69,900	XCMG Construction Machinery Co. Ltd.	168,666
39,600	Xi’ An Aero-Engine Plc	184,851
115,351	Xiamen C & D, Inc. #	189,918
104,200	Xinjiang Goldwind Science & Technology Co. Ltd. #	237,337
41,050	XJ Electric Co. Ltd.	134,319
60,300	Zhengzhou Yutong Bus Co. Ltd.	217,037
297,900	Zoomlion Heavy Industry Science and Technology Co. Ltd.	339,003
		10,821,833
Commercial & Professional Services: 0.4%
27,300	Beijing Orient Landscape Co. Ltd.	81,275
36,300	Beijing Originwater Technology Co. Ltd. #	203,747
39,200	BlueFocus Communication Group Co. Ltd.	133,447
		418,469
Consumer Durables & Apparel: 3.1%
159,414	Gree Electric Appliances, Inc. #	952,600
12,900	Guangdong Alpha Animation and Culture Co. Ltd. #	61,281
61,000	Heilan Home Co. Ltd.	99,307
53,300	Hisense Electric Co. Ltd. #	98,017
142,897	Midea Group Co. Ltd. #	633,840
103,300	Qingdao Haier Co. Ltd. #	309,152
43,400	Shenzhen MTC Co. Ltd. * #	53,045
250,400	Sichuan Changhong Electric Co. Ltd. #	188,208
512,900	TCL Corp. #	315,319
105,700	Youngor Group Co. Ltd. #	195,650
		2,906,419
Consumer Services: 0.9%
26,400	China International Travel Service Corp. Ltd. #	188,547
108,000	Shanghai Oriental Pearl Group Co. Ltd. #	239,934

See Notes to Financial Statements

43

CHINAAMC A-SHARE ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Consumer Services: (continued)
246,500	Shenzhen Overseas Chinese Town Co. Ltd. #	$327,481
24,134	Zhejiang Yasha Decoration Co. Ltd. #	73,724
		829,686
Diversified Financials: 0.6%
114,200	Hong Yuan Securities Co. Ltd. # §	561,428
Energy: 3.4%
124,100	China Coal Energy Co. Ltd.	138,422
40,200	China Oilfield Services Ltd. #	134,388
377,200	China Petroleum & Chemical Corp.	394,589
223,635	China Shenhua Energy Co. Ltd. #	731,567
212,500	Guanghui Energy Co. Ltd. * #	286,503
33,700	Guizhou Panjiang Refined Coal Co. Ltd.	64,749
55,300	Jizhong Energy Resources Co. Ltd. #	74,297
119,980	Offshore Oil Engineering Co. Ltd. #	202,997
263,700	PetroChina Co. Ltd.	459,477
32,300	Shaanxi Coal Industry Co. Ltd. #	34,449
62,400	Shanxi Lu’an Environmental Energy Development Co. Ltd. * #	115,884
106,800	Shanxi Xishan Coal & Electricity Power Co. Ltd.	141,505
143,800	Wintime Energy Co. Ltd. #	100,883
81,600	Yang Quan Coal Industry Group Co. Ltd. #	116,568
32,550	Yantai Jereh Oilfield Services Group Co. Ltd. #	160,402
40,200	Yanzhou Coal Mining Co. Ltd. #	85,248
		3,241,928
Financial: 12.2%
69,800	Avic Capital Co. Ltd. #	201,443
225,200	Changjiang Securities Co. Ltd.	610,552
157,600	China Merchants Securities Co. Ltd.	718,142
533,700	CITIC Securities Co. Ltd.	2,916,252
279,100	Founder Securities Co. Ltd. *	633,868
200,756	GF Securities Co. Ltd. #	836,420
66,600	Guoyuan Securities Co. Ltd.	334,610
548,840	Haitong Securities Co. Ltd. #	2,126,943
189,804	Huatai Securities Co. Ltd. #	745,411
246,860	Industrial Securities Co. Ltd.	601,632
79,640	Northeast Securities Co. Ltd.	256,481
62,600	Sealand Securities Co. Ltd. #	175,197
68,300	Shanxi Securities Co. Ltd.	176,144
105,300	Sinolink Securities Co. Ltd. #	336,258
91,500	SooChow Securities Co. Ltd.	330,662
76,600	Southwest Securities Co. Ltd. #	275,263
32,504	Western Securities Co. Ltd. #	195,702
		11,470,980
Food & Staples Retailing: 0.6%
22,212	Jointown Pharmaceutical Group Co. Ltd.	64,696
52,300	Shanghai Friendship Group, Inc. Co.	150,814
92,100	Shenzhen Agricultural Products Co. Ltd.	194,473
132,428	Yonghui Superstores Co. Ltd. #	185,721
		595,704
Number of Shares		Value

Food, Beverage & Tobacco: 4.4%
54,400	Beijing Dabeinong Technology Group Co. Ltd. #	$117,324
95,200	Beijing Yanjing Brewery Co. Ltd. #	122,434
41,640	Beingmate Baby & Child Food Co. Ltd. #	107,986
41,525	Bright Dairy & Food Co. Ltd.	116,864
10,100	Foshan Haitian Flavouring & Food Co. Ltd.	65,038
105,700	Gansu Yasheng Industrial Group Co. Ltd. #	158,706
44,800	Henan Shuanghui Investment & Development Co. Ltd. #	227,574
207,850	Inner Mongolia Yili Industrial Group Co. Ltd. #	958,432
21,900	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	278,768
30,914	Kweichow Moutai Co. Ltd. #	944,101
47,493	Luzhou Laojiao Co. Ltd. #	155,995
105,400	MeiHua Holdings Group Co. #	122,088
42,400	New Hope Liuhe Co. Ltd. #	95,495
17,700	Shanxi Xinghuacun Fen Wine Factory Co. Ltd.	65,305
23,559	Tsingtao Brewery Co. Ltd. #	158,301
128,700	Wuliangye Yibin Co. Ltd. #	445,509
9,300	Yantai Changyu Pioneer Wine Co. Ltd. #	52,256
		4,192,176
Health Care Equipment & Services: 0.7%
17,700	Aier Eye Hospital Group Co. Ltd. #	78,624
14,678	Huadong Medicine Co. Ltd. #	124,212
48,765	Searainbow Holding Corp. *	245,869
65,200	Shanghai Pharmaceuticals Holding Co. Ltd.	173,404
		622,109
Household & Personal Products: 0.3%
17,800	By-health Co. Ltd. #	74,659
36,478	Shanghai Jahwa United Co. Ltd. #	201,358
		276,017
Insurance: 6.4%
101,767	China Life Insurance Co. Ltd. #	558,511
213,248	China Pacific Insurance Group Co. Ltd. #	1,106,487
56,622	New China Life Insurance Co. Ltd. #	450,868
324,650	Ping An Insurance Group Co. of China Ltd. #	3,897,693
		6,013,559
Materials: 6.8%
259,900	Aluminum Corporation of China Ltd. * #	261,282
125,100	Angang Steel Co. Ltd. #	124,017
135,600	Anhui Conch Cement Co. Ltd. #	479,851
335,100	Baoshan Iron & Steel Co. Ltd. #	378,793
73,600	BBMG Corp.	120,294
51,319	Beijing Kangde Xin Composite Material Co. Ltd. #	239,052
80,000	China Hainan Rubber Industry Group Co. Ltd.	112,444
39,900	China Minmetals Rare Earth Co. Ltd. * #	192,553
16,400	China Molybdenum Co. Ltd.	23,130

See Notes to Financial Statements

44

Number of Shares		Value

Materials: (continued)
288,100	Hebei Iron & Steel Co. Ltd. #	$177,461
98,500	Inner Mongolia Baotou Steel Rare-Earth Hi-Tech Co. Ltd. #	410,146
22,560	Inner Mongolia Junzheng Energy & Chemical Industry Co. Ltd. #	41,356
56,700	Inner Mongolia Yili Energy Co. Ltd.	81,522
542,700	Inner Mongolian Baotou Steel Union Co. Ltd.	356,901
56,300	Jiangxi Copper Co. Ltd. #	166,924
65,700	Jinduicheng Molybdenum Co. Ltd. #	99,052
21,200	Kingenta Ecological Engineering Group Co. Ltd. #	91,770
104,200	Kingfa Sci & Tech Co. Ltd. #	115,716
15,100	Luxin Venture Capital Group Co. Ltd.	68,125
291,300	Pangang Group Vanadium Titanium & Resources Co. Ltd. #	168,378
43,102	Qinghai Salt Lake Industry Co. Ltd. #	150,214
48,300	Shandong Gold Mining Co. Ltd. #	154,718
154,412	Shanxi Taigang Stainless Steel Co. Ltd.	131,166
97,900	Shenzhen Zhongjin Lingnan Nonfemet Co. Ltd.	149,754
148,605	Sinopec Shanghai Petrochemical Co. Ltd.	103,717
36,600	Tangshan Jidong Cement Co. Ltd.	77,105
51,900	Tongling Nonferrous Metals Group Co. Ltd. #	129,366
73,333	Wanhua Chemical Group Co. Ltd. #	256,954
129,301	Western Mining Co. Ltd. #	192,153
23,100	Xiamen Tungsten Co. Ltd. #	122,901
148,260	Xinxing Ductile Iron Pipes Co. Ltd. #	147,350
67,900	Yunnan Chihong Zinc & Germanium Co. Ltd. #	126,650
48,000	Yunnan Copper Industry Co. Ltd. *	110,484
54,590	Yunnan Tin Co. Ltd. * #	153,069
83,000	Zhejiang Longsheng Group Co. Ltd. #	263,231
99,800	Zhongjin Gold Co. Ltd. #	170,502
535,900	Zijin Mining Group Co. Ltd. #	291,929
		6,440,030
Media: 1.9%
27,500	Beijing Enlight Media Co. Ltd. #	104,166
45,400	BesTV New Media Co. Ltd. #	275,843
44,500	Chengdu B-Ray Media Co. Ltd. #	76,683
48,700	China South Publishing & Media Group Co. Ltd.	130,306
32,200	Chinese Universe Publishing and Media Co. Ltd. #	68,498
63,800	CITIC Guoan Information Industry Co. Ltd. #	115,199
31,400	Guangdong Advertising Co. Ltd.	109,677
80,400	Huawen Media Investment Group Corp. #	145,736
58,700	Huayi Brothers Media Corp. #	249,907
48,100	Hunan TV & Broadcast Intermediary Co. Ltd. #	130,835
51,800	Jiangsu Phoenix Publishing & Media Corp. Ltd. #	89,996
59,732	Jishi Media Co. Ltd. #	110,290
4,800	Wasu Media Holding Co. Ltd. * #	19,183
40,300	Zhe Jiang Daily Media Group Co. Ltd. #	117,764
17,400	Zhejiang Huace Film & TV Co. Ltd. #	70,779
		1,814,862
Number of Shares		Value

Pharmaceuticals, Biotechnology: 4.1%
18,600	Beijing SL Pharmaceutical Co. Ltd. #	$118,774
44,500	Beijing Tongrentang Co. Ltd.	160,886
26,476	China Resources Sanjiu Medical & Pharmaceutical Co. Ltd. #	96,718
62,800	Guangxi Wuzhou Zhongheng Group Co. Ltd.	165,604
25,800	Guangzhou Baiyunshan Pharmaceutical Holdings Co. Ltd. # §	112,740
65,000	Harbin Pharmaceutical Group Co. Ltd. # §	91,857
19,700	Hualan Biological Engineering, Inc.	105,740
35,900	Humanwell Healthcare Group Co. Ltd. #	148,539
50,950	Jiangsu Hengrui Medicine Co. Ltd. #	307,576
48,500	Jilin Aodong Medicine Industry Groups Co. Ltd.	272,128
104,379	Kangmei Pharmaceutical Co. Ltd. #	263,822
35,500	Shandong Dong-E E-Jiao Co. Ltd. #	213,296
77,700	Shanghai Fosun Pharmaceutical Group Co. Ltd. #	263,723
16,600	Shanghai RAAS Blood Products Co. Ltd. #	121,011
16,300	Shenzhen Hepalink Pharmaceutical Co. Ltd. #	67,734
13,337	Shenzhen Salubris Pharmaceuticals Co. Ltd. #	76,095
15,301	Shijiazhuang Yiling Pharmaceutical Co. Ltd.	71,918
24,426	Sichuan Kelun Pharmaceutical Co. Ltd. #	114,712
41,936	Tasly Pharmaceutical Group Co. Ltd. #	277,529
48,927	Tonghua Dongbao Pharmaceutical Co. Ltd.	123,027
14,600	Xizang Haisco Pharmaceutical Group Co. Ltd.	40,336
35,300	Yunnan Baiyao Group Co. Ltd. #	358,876
5,500	Zhangzhou Pientzehuang Pharmaceutical Co. Ltd.	77,731
32,800	Zhejiang Hisun Pharmaceutical Co. Ltd.	89,243
36,950	Zhejiang NHU Co. Ltd. #	90,213
		3,829,828
Real Estate: 4.6%
35,900	China Fortune Land Development Co. Ltd. #	251,495
70,000	China Merchants Property Development Co. Ltd.	297,760
657,800	China Vanke Co. Ltd. #	1,466,995
162,100	Financial Street Holdings Co. Ltd. #	322,564
304,590	Gemdale Corp.	560,182
436,604	Poly Real Estate Group Co. Ltd. #	756,742
38,600	RiseSun Real Estate Development Co. Ltd.	98,740
44,300	Shanghai Chengtou Holding Co. Ltd. # §	64,428
27,600	Shanghai Lujiazui Finance & Trade Zone Development Co. Ltd.	166,828
163,300	Xinhu Zhongbao Co. Ltd.	192,675
92,300	Zhejiang China Commodities City Group Co. Ltd. #	188,772
		4,367,181

See Notes to Financial Statements

45

CHINAAMC A-SHARE ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Retailing: 1.2%
37,800	Haining China Leather Market Co. Ltd. #	$97,104
97,000	Liaoning Cheng Da Co. Ltd. * #	335,498
87,900	Pang Da Automobile Trade Co. Ltd. *	84,301
68,200	Shanghai Yuyuan Tourist Mart Co. Ltd. #	129,876
300,400	Suning Commerce Group Co. Ltd. * #	434,625
		1,081,404
Semiconductor: 0.3%
81,137	Sanan Optoelectronics Co. Ltd. #	185,450
28,300	Tianjin Zhonghuan Semiconductor Joint-Stock Co. Ltd. * #	95,912
		281,362
Software & Services: 1.6%
37,600	Aisino Co. Ltd. #	184,626
37,980	Anhui USTC iFlytek Co. Ltd. #	162,359
8,400	Beijing Shiji Information Technology Co. Ltd. #	89,032
51,200	DHC Software Co. Ltd. #	148,459
25,500	Glodon Software Co. Ltd. #	91,970
33,600	Hundsun Technologies, Inc. #	294,749
58,242	Neusoft Corp.	148,421
18,700	People.cn Co. Ltd. #	125,966
14,900	Wangsu Science & Technology Co. Ltd.	115,761
39,520	Yonyou Software Co. Ltd. #	149,583
		1,510,926
Technology Hardware & Equipment: 2.4%
9,400	Beijing Xinwei Telecom Technology Group Co. Ltd. *	65,682
57,800	Beijing Zhongke Sanhuan High-Tech Co. Ltd. #	137,503
690,700	BOE Technology Group Co. Ltd. * #	374,127
26,500	Dongxu Optoelectronic Technology Co. Ltd. * # §	32,762
32,800	Fiberhome Telecommunication Technologies Co. Ltd. #	81,442
51,800	GoerTek, Inc. #	204,231
54,100	Guangzhou Haige Communications Group, Inc. Co. #	167,981
81,784	Hangzhou Hikvision Digital Technology Co. Ltd. #	294,115
13,600	Shenzhen Aisidi Co. Ltd. #	23,732
41,960	Shenzhen O-film Tech Co. Ltd. #	127,895
119,200	Tsinghua Tongfang Co. Ltd. #	224,040
7,200	Universal Scientific Industrial Shanghai Co. Ltd.	34,851
39,700	Zhejiang Dahua Technology Co. Ltd.	140,460
133,300	ZTE Corp. #	387,229
		2,296,050
Number of Shares		Value

Telecommunication Services: 0.7%
574,978	China United Network Communications Ltd. #	$457,932
75,500	Dr Peng Telcom & Media Group Co. Ltd. #	218,078
		676,010
Transportation: 2.6%
115,600	Air China Ltd. #	146,714
172,600	China Eastern Airlines Corp. Ltd. *	144,112
215,200	China Shipping Container Lines Co. Ltd. *	171,355
238,100	China Southern Airlines Co. Ltd.	198,033
403,325	Daqin Railway Co. Ltd. #	691,507
229,900	Guangshen Railway Co. Ltd.	167,496
400,600	Hainan Airlines Co. Ltd. *	220,834
260,400	Ningbo Port Co. Ltd. #	193,615
65,400	Shanghai International Airport Co. Ltd.	206,826
308,700	Shanghai International Port Group Co. Ltd. #	320,605
		2,461,097
Utilities: 3.6%
74,600	Beijing Capital Co. Ltd.	141,889
93,900	Beijing Jingneng Power Co. Ltd. #	95,395
121,600	Chengdu Xingrong Investment Co. Ltd.	149,746
335,700	China Yangtze Power Co. Ltd. #	577,253
65,100	Chongqing Water Group Co. Ltd.	93,390
584,300	GD Power Development Co. Ltd.	436,059
144,300	Huadian Power International Corp. Ltd.	162,814
284,900	Huaneng Power International, Inc. #	404,321
70,800	Hubei Energy Group Co. Ltd. # §	73,379
197,000	Inner Mongolia MengDian HuaNeng Thermal Power Co. Ltd.	144,797
230,100	SDIC Power Holdings Co. Ltd. #	425,399
154,300	Shenergy Co. Ltd. #	160,479
53,800	Shenzhen Energy Group Co. Ltd. #	96,783
74,600	Sichuan Chuantou Energy Co. Ltd. #	248,431
34,280	Sound Environmental Co. Ltd.	151,122
53,710	Zhejiang Zheneng Electric Power Co. Ltd. #	62,030
		3,423,287
Total Common Stocks (Cost: $69,106,811)		91,093,971
Other assets less liabilities: 3.5%		3,320,495
NET ASSETS: 100.0%		$94,414,466

*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $60,972,889 which represents 64.6% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $936,594 which represents 1.0% of net assets.

See Notes to Financial Statements

46

As of December 31, 2014, the Fund had an outstanding total return swap contract with the following terms:

Long Exposure

			Rate Paid		% of
			by the	Termination	Net	Unrealized
Counterparty	Referenced Obligation	Notional Amount	Fund	Date	Assets	Appreciation
Credit Suisse Securities (Europe) Limited	CSI 300 Total Return Index(a)	$1,753,173	0.98%	01/15/15	0.8%	$722,776

(a)	Segregated cash collateral for swap contracts held at broker is $600,000.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	10.0%	$9,098,366
Consumer Staples	5.6	5,063,897
Energy	3.6	3,241,928
Financials	44.9	40,908,779
Health Care	4.9	4,451,937
Industrials	15.0	13,701,399
Information Technology	4.5	4,088,338
Materials	7.1	6,440,030
Telecommunication Services	0.7	676,010
Utilities	3.7	3,423,287
	100.0%	$91,093,971

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$1,042,198	$1,423,797	$—	$2,465,995
Banks	6,700,695	11,794,936	—	18,495,631
Capital Goods	6,235,240	4,586,593	—	10,821,833
Commercial & Professional Services	214,722	203,747	—	418,469
Consumer Durables & Apparel	99,307	2,807,112	—	2,906,419
Consumer Services	—	829,686	—	829,686
Diversified Financials	—	561,428	—	561,428
Energy	1,198,742	2,043,186	—	3,241,928
Financial	6,578,343	4,892,637	—	11,470,980
Food & Staples Retailing	409,983	185,721	—	595,704
Food, Beverage & Tobacco	247,207	3,944,969	—	4,192,176
Health Care Equipment & Services	419,273	202,836	—	622,109
Household & Personal Products	—	276,017	—	276,017
Insurance	—	6,013,559	—	6,013,559
Materials	1,334,642	5,105,388	—	6,440,030
Media	239,983	1,574,879	—	1,814,862
Pharmaceuticals, Biotechnology	1,106,613	2,723,215	—	3,829,828
Real Estate	1,316,185	3,050,996	—	4,367,181
Retailing	84,301	997,103	—	1,081,404
Semiconductor	—	281,362	—	281,362
Software & Services	264,182	1,246,744	—	1,510,926
Technology Hardware & Equipment	240,993	2,055,057	—	2,296,050
Telecommunication Services	—	676,010	—	676,010
Transportation	1,108,656	1,352,441	—	2,461,097
Utilities	1,279,817	2,143,470	—	3,423,287
Total	$30,121,082	$60,972,889	$—	$91,093,971
Other Financial Instruments:
Swap Contract	$—	$722,776	$—	$722,776

There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements

47

CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 97.5%
Automobiles & Components: 2.9%
56,400	Byd Co. Ltd.	$346,818
58,500	Ningbo Huaxiang Electronic Co. Ltd.	135,500
25,500	Sichuan Chengfei Integration Technology Corp. #	131,528
		613,846
Banks: 1.9%
156,600	Bank of Ningbo Co. Ltd.	397,053
Capital Goods: 12.2%
45,510	China CAMC Engineering Co. Ltd. #	201,585
28,200	Guizhou Space Appliance Co. Ltd. #	85,770
115,000	Han’s Laser Technology Co. Ltd. #	294,902
38,378	Luxshare Precision Industry Co. Ltd. #	170,599
91,400	Mesnac Co. Ltd. #	178,563
56,100	Shenzhen Inovance Technology Co. Ltd.	263,952
71,401	Siasun Robot & Automation Co. Ltd. #	452,017
125,550	Suzhou Gold Mantis Construction Decoration Co. Ltd. #	339,698
232,053	Xinjiang Goldwind Science & Technology Co. Ltd. #	528,550
60,800	Zhejiang Dun’An Artificial Environment Co. Ltd. #	95,746
		2,611,382
Commercial & Professional Services: 5.2%
48,400	Beijing Orient Landscape Co. Ltd.	144,092
81,895	Beijing Originwater Technology Co. Ltd. #	459,666
73,900	BlueFocus Communication Group Co. Ltd.	251,574
87,200	Eternal Asia Supply Chain Management Ltd. #	208,196
18,600	Guangdong Guangzhou Daily Media Co. Ltd.	46,050
		1,109,578
Consumer Durables & Apparel: 3.0%
138,900	Elec-Tech International Co. Ltd. * #	177,930
28,100	Guangdong Alpha Animation and Culture Co. Ltd. #	133,487
72,280	NavInfo Co. Ltd. #	225,927
87,600	Shenzhen MTC Co. Ltd. * #	107,068
		644,412
Consumer Services: 0.7%
51,300	Zhejiang Yasha Decoration Co. Ltd. #	156,710
Diversified Financials: 3.2%
123,000	Shanxi Securities Co. Ltd.	317,215
59,800	Western Securities Co. Ltd. #	360,047
		677,262
Energy: 1.3%
56,718	Yantai Jereh Oilfield Services Group Co. Ltd. #	279,498
Food, Beverage & Tobacco: 6.4%
112,000	Beijing Dabeinong Technology Group Co. Ltd. #	241,550
86,400	Beingmate Baby & Child Food Co. Ltd. #	224,063
60,400	Fujian Sunner Development Co. Ltd. * #	122,329
53,950	Guangdong Haid Group Co. Ltd.	107,269
39,000	Jiangsu Yanghe Brewery Joint-Stock Co. Ltd. #	496,437
Number
of Shares		Value

Food, Beverage & Tobacco: (continued)
21,000	Shandong Denghai Seeds Co. Ltd. #	$108,486
38,800	Zhangzidao Group Co. Ltd. #	74,682
		1,374,816
Health Care Equipment & Services: 2.7%
31,500	Jiangsu Yuyue Medical Equipment & Supply Co. Ltd. #	127,191
64,500	Lepu Medical Technology Beijing Co. Ltd. #	247,722
9,500	Shanghai Kingstar Winning Software Co. Ltd.	107,143
25,600	Zhuhai Hokai Medical Instruments Co. Ltd. #	95,752
		577,808
Household & Personal Products: 0.7%
35,900	By-health Co. Ltd. #	150,576
Materials: 8.6%
105,200	Beijing Kangde Xin Composite Material Co. Ltd. #	490,039
41,700	Beijing Sanju Environmental Protection and New Material Co. Ltd. #	162,518
102,300	Chenzhou Mining Group Co. Ltd. #	167,680
44,800	Guangdong Orient Zirconic Ind Sci & Tech Co. Ltd. *	99,852
73,000	Lianhe Chemical Technology Co. Ltd.	174,022
49,400	Org Packaging Co. Ltd.	162,995
75,000	Shenzhen Green Eco-manufacture Hi-Tech Co. Ltd. * #	155,699
62,700	Shenzhen Jinjia Color Printing Group Co. Ltd.	138,558
134,800	Xinjiang Zhongtai Chemical Co. Ltd. #	168,054
54,900	Yunnan Lincang Xinyuan Germanium Industrial Co. Ltd. #	128,008
		1,847,425
Media: 4.8%
44,700	Beijing Enlight Media Co. Ltd. #	169,317
61,200	Guangdong Advertising Co. Ltd.	213,766
116,200	Huayi Brothers Media Corp. #	494,706
37,200	Zhejiang Huace Film & TV Co. Ltd. #	151,320
		1,029,109
Pharmaceuticals, Biotechnology: 10.3%
39,932	Beijing SL Pharmaceutical Co. Ltd. #	254,993
52,300	Da An Gene Co. Ltd. Sun Yat-Sen University	169,191
44,400	Hengkang Medical Group Co. Ltd. #	136,026
44,600	Hualan Biological Engineering, Inc.	239,391
47,900	Huapont-Nutrichem Co. Ltd. #	134,593
61,000	Shanghai Kehua Bio-Engineering Co. Ltd. #	208,446
31,600	Shanghai RAAS Blood Products Co. Ltd. #	230,358
30,600	Shenzhen Hepalink Pharmaceutical Co. Ltd. #	127,157
25,500	Shenzhen Salubris Pharmaceuticals Co. Ltd. #	145,493
50,299	Sichuan Kelun Pharmaceutical Co. Ltd. #	236,219
18,500	Tianjin Chase Sun Pharmaceutical Co. Ltd. #	71,738

See Notes to Financial Statements

48

Number of Shares		Value

Pharmaceuticals, Biotechnology: (continued)
28,100	Xizang Haisco Pharmaceutical Group Co. Ltd.	$77,633
72,000	Zhejiang NHU Co. Ltd. #	175,787
		2,207,025
Real Estate: 1.0%
85,600	RiseSun Real Estate Development Co. Ltd.	218,967
Retailing: 5.4%
70,400	Haining China Leather Market Co. Ltd. #	180,849
52,000	Hunan Friendship & Apollo Commercial Co. Ltd. #	105,614
601,552	Suning Commerce Group Co. Ltd. * #	870,339
		1,156,802
Semiconductor: 1.1%
14,428	Nationz Technologies, Inc. #	61,899
53,800	Tianjin Zhonghuan Semiconductor Joint-Stock Co. Ltd. * #	182,334
		244,233
Software & Services: 11.5%
88,500	Anhui USTC iFlytek Co. Ltd. #	378,324
7,200	Beijing Shiji Information Technology Co. Ltd. #	76,313
95,500	Beijing Ultrapower Software Co. Ltd. #	255,529
112,800	DHC Software Co. Ltd. #	327,073
117,600	East Money Information Co. Ltd. #	529,996
42,800	Glodon Software Co. Ltd. #	154,365
53,300	Leshi Internet Information & Technology Corp. #	279,498
21,900	Shenzhen ZQGAME Co. Ltd. #	71,473
29,900	Wangsu Science & Technology Co. Ltd.	232,298
50,400	YGSOFT, Inc. #	162,971
		2,467,840
Number of Shares		Value

Technology Hardware & Equipment: 14.2%
103,800	GoerTek, Inc. #	$409,251
55,101	GRG Banking Equipment Co. Ltd. # §	181,577
109,500	Guangzhou Haige Communications Group, Inc. Co. #	339,999
177,600	Hangzhou Hikvision Digital Technology Co. Ltd. #	638,693
79,800	Hengbao Co. Ltd. #	155,214
28,400	Hengdian Group DMEGC Magnetics Co. Ltd. #	100,480
72,200	Shenzhen Laibao Hi-tech Co. Ltd. #	147,452
90,525	Shenzhen O-film Tech Co. Ltd. #	275,922
10,800	Shenzhen Tat Fook Technology Co. Ltd.	64,462
86,600	Sumavision Technologies Co. Ltd. #	173,305
16,800	Tongfang Guoxin Electronics Co. Ltd. #	64,915
44,800	Wuhu Token Science Co. Ltd. #	112,297
38,900	Zhejiang Crystal-Optech Co. Ltd. #	107,132
79,922	Zhejiang Dahua Technology Co. Ltd.	282,767
		3,053,466
Telecommunication Services: 0.4%
32,100	Talkweb Information System Co. Ltd. #	87,369
Total Common Stocks (Cost: $20,687,424)		20,905,177
Other assets less liabilities: 2.5%		546,204
NET ASSETS: 100.0%		$21,451,381

*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $16,714,609 which represents 77.9% of net assets.
§	Illiquid Security—the aggregate value of illiquid securities is $181,577 which represents 0.8% of net assets.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	17.2%	$3,600,879
Consumer Staples	7.3	1,525,392
Energy	1.3	279,498
Financials	6.2	1,293,282
Health Care	13.3	2,784,833
Industrials	17.8	3,720,960
Information Technology	27.6	5,765,539
Materials	8.9	1,847,425
Telecommunication Services	0.4	87,369
	100.0%	$20,905,177

See Notes to Financial Statements

49

CHINAAMC SME-CHINEXT ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$482,318	$131,528	$—	$613,846
Banks	397,053	—	—	397,053
Capital Goods	263,952	2,347,430	—	2,611,382
Commercial & Professional Services	441,716	667,862	—	1,109,578
Consumer Durables & Apparel	—	644,412	—	644,412
Consumer Services	—	156,710	—	156,710
Diversified Financials	317,215	360,047	—	677,262
Energy	—	279,498	—	279,498
Food, Beverage & Tobacco	107,269	1,267,547	—	1,374,816
Health Care Equipment & Services	107,143	470,665	—	577,808
Household & Personal Products	—	150,576	—	150,576
Materials	575,427	1,271,998	—	1,847,425
Media	213,766	815,343	—	1,029,109
Pharmaceuticals, Biotechnology	486,215	1,720,810	—	2,207,025
Real Estate	218,967	—	—	218,967
Retailing	—	1,156,802	—	1,156,802
Semiconductor	—	244,233	—	244,233
Software & Services	232,298	2,235,542	—	2,467,840
Technology Hardware & Equipment	347,229	2,706,237	—	3,053,466
Telecommunication Services	—	87,369	—	87,369
Total	$4,190,568	$16,714,609	$—	$20,905,177

See Notes to Financial Statements

50

EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 99.7%
Banks: 8.4%
629,884	Commercial International Bank Egypt SAE (GDR) # Reg S	$4,140,445
Capital Goods: 4.3%
363,254	El Sewedy Electric Co. * #	2,106,181
Consumer Durables & Apparel: 1.2%
1,122,861	Arab Cotton Ginning Co. #	593,585
Consumer Services: 0.8%
2,479,686	Egyptian for Tourism Resorts Co. * #	415,106
Diversified Financials: 18.6%
2,094,721	Arabia Investments Development Financial Investments Holding Co. #	499,033
3,606,817	Citadel Capital Corp. * #	1,434,005
1,310,762	Egyptian Financial Group-Hermes Holding SAE * #	2,799,417
3,188,315	Egyptian Kuwaiti Holding Co. (USD) * #	2,364,961
1,205,826	Pioneers Holding * #	2,096,099
		9,193,515
Energy: 5.6%
1,055,251	Maridive & Oil Services SAE (USD) * #	585,617
527,872	Petroceltic International Plc (GBP) * † #	1,072,966
270,199	Transglobe Energy Corp. (CAD)	1,124,420
		2,783,003
Food, Beverage & Tobacco: 5.8%
2,174,924	Juhayna Food Industries * #	2,867,556
Materials: 13.8%
2,929,483	Cenatamin Plc (GBP) #	2,690,934
197,141	Egyptian Financial & Industrial Co. #	263,504
262,158	Egyptian Iron & Steel Co. * #	250,216
1,020,551	Ezz Steel * #	1,977,224
788,991	Sidi Kerir Petrochemicals Co. #	1,657,069
		6,838,947
Real Estate: 23.5%
5,873,371	Amer Group Holding #	1,034,963
513,417	Medinet Nasr Housing * #	2,104,840
4,369,206	Palm Hills Developments SAE * #	2,474,361
1,058,313	Six of October Development & Investment Co. * #	2,094,615
2,861,663	Talaat Moustafa Group #	3,911,253
		11,620,032
Number of Shares		Value

Telecommunication Services: 17.7%
1,308,977	Global Telecom Holding SAE (GDR) * Reg S	$3,730,584
12,049,645	Orascom Telecom Media and Technology Holding SAE * #	2,192,154
1,700,126	Telecom Egypt #	2,806,556
		8,729,294
Total Common Stocks (Cost: $39,904,613)		49,287,664
MONEY MARKET FUND: 0.1% (Cost: $65,263)
65,263	Dreyfus Government Cash Management Fund	65,263
Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $39,969,876)		49,352,927

Principal Amount

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.5% (Cost: $279,113)
Repurchase Agreement: 0.5%
$279,113	Repurchase agreement dated 12/31/14 with Barclays Capital, 0.05%, due 1/2/15, proceeds $279,114; (collateralized by various U.S. government and agency obligations, 1.50% to 2.13%, due 8/31/18 to 6/30/21, valued at $284,695 including accrued interest)	279,113
Total Investments: 100.3% (Cost: $40,248,989)		49,632,040
Liabilities in excess of other assets: (0.3)%		(171,257)
NET ASSETS: 100.0%		$49,460,783

CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $259,430.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $44,432,660 which represents 89.8% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

51

EGYPT INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	2.0%	$1,008,691
Consumer Staples	5.8	2,867,556
Energy	5.6	2,783,003
Financials	50.6	24,953,992
Industrials	4.3	2,106,181
Materials	13.9	6,838,947
Telecommunication Services	17.7	8,729,294
Money Market Fund	0.1	65,263
	100.0%	$49,352,927

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$4,140,445	$—	$4,140,445
Capital Goods	—	2,106,181	—	2,106,181
Consumer Durables & Apparel	—	593,585	—	593,585
Consumer Services	—	415,106	—	415,106
Diversified Financials	—	9,193,515	—	9,193,515
Energy	1,124,420	1,658,583	—	2,783,003
Food, Beverage & Tobacco	—	2,867,556	—	2,867,556
Materials	—	6,838,947	—	6,838,947
Real Estate	—	11,620,032	—	11,620,032
Telecommunication Services	3,730,584	4,998,710	—	8,729,294
Money Market Fund	65,263	—	—	65,263
Repurchase Agreement	—	279,113	—	279,113
Total	$4,920,267	$44,711,773	$—	$49,632,040

During the year ended December 31, 2014, transfers of securities from Level 1 to Level 2 were $14,325,270 and transfers from Level 2 to Level 1 were $3,851,378. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

52

GULF STATES INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 99.6%
Bahrain: 2.4%
1,337,836	Al-Salam Bank #	$440,721
Kuwait: 22.4%
110,481	Abyaar Real Estate Development Co. KSCP * #	12,139
41,894	ALAFCO Aviation Lease and Finance Co. KSCC #	35,338
66,359	Boubyan Bank KSC * #	92,393
64,896	Boubyan Petrochemicals Co. #	143,545
101,865	Burgan Bank	166,935
209,009	Commercial Real Estate Co. KSCC #	68,413
218,352	Gulf Bank KSC * #	214,869
325,827	Kuwait Finance House #	795,740
78,024	Kuwait International Bank KSCP #	65,455
85,955	Kuwait Investment Projects Co. KSCC #	204,558
54,435	Mabanee Co. SAKC	178,414
398,468	Mobile Telecommunications Co. KSC #	715,004
361,019	National Bank of Kuwait SAK #	1,116,328
154,469	National Industries Group Holding SA * #	99,452
43,040	National Investments Co. KSCC #	22,222
102,755	Public Warehousing Co. KSC #	256,226
		4,187,031
Oman: 10.4%
633,742	Bank Muscat SAOG #	947,224
133,324	Oman Telecommunications Co. #	585,163
173,572	Omani Qatari Telecommunications Co. SAOG #	281,990
105,307	Renaissance Services SAOG #	128,929
		1,943,306
Qatar: 25.2%
10,431	Barwa Real Estate Co. QSC #	118,330
7,960	Commercial Bank of Qatar #	148,241
6,926	Doha Bank QSC #	107,414
71,104	Ezdan Holding Group QSC #	290,281
4,982	Gulf International Services QSC #	133,280
16,218	Industries Qatar QSC #	738,568
39,405	Masraf Al Rayan QSC #	471,767
33,677	Mesaieed Petrochemical Holding Co. #	270,713
1,326	National Leasing #	7,210
2,949	Qatar Electricity & Water Co. QSC #	149,444
2,264	Qatar Fuel Co. #	125,343
15,012	Qatar Gas Transport Co. Ltd. Nakilat #	94,129
4,303	Qatar Insurance Co. SAQ #	106,247
4,058	Qatar International Islamic Bank #	89,696
6,334	Qatar Islamic Bank SAQ #	174,312
18,757	Qatar National Bank SAQ #	1,089,647
3,070	Qatar Navigation #	82,765
Number of Shares		Value

Qatar: (continued)
7,213	Qatar Telecom (Qtel) QSC #	$242,280
9,492	United Development Co. #	60,592
49,857	Vodafone Qatar QSC #	221,637
		4,721,896
South Korea: 3.0%
16,542	Samsung Engineering Co. Ltd. * #	566,199
United Arab Emirates: 34.2%
358,030	Abu Dhabi Commercial Bank #	674,262
418,034	Air Arabia PJSC #	168,293
574,954	Aldar Properties PJSC #	404,978
393,723	Arabtec Holding Co. PJSC * #	304,093
623,551	Dana Gas PJSC * #	83,519
30,347	DP World Ltd. (USD) #	633,920
292,500	Dubai Financial Market PJSC #	154,723
244,441	Dubai Investments PJSC #	153,439
180,699	Dubai Islamic Bank #	331,796
356,876	Emaar Malls Group PJSC *	260,394
641,356	Emaar Properties PJSC #	1,236,100
178,242	First Gulf Bank PJSC #	818,739
29,384	Lamprell Plc (GBP) * #	54,976
216,455	National Bank of Abu Dhabi PJSC #	817,024
201,198	Union National Bank of Abu Dhabi PJSC #	315,616
		6,411,872
United States: 2.0%
131,694	McDermott International, Inc. *	383,230
Total Common Stocks (Cost: $14,856,693)		18,654,255

Principal Amount

CONVERTIBLE BONDS: 0.2%
Oman: 0.2%
$93,424	Bank Muscat SAOG 4.50%, 03/20/17 §	25,722
20,696	Bank Muscat SAOG 4.50%, 03/20/16 §	5,698
Total Convertible Bonds (Cost: $49,803)		31,420

Number of Shares

MONEY MARKET FUND: 0.3% (Cost: $50,530)
50,530	Dreyfus Government Cash Management Fund	50,530
Total Investments: 100.1% (Cost: $14,957,026)		18,736,205
Liabilities in excess of other assets: (0.1)%		(16,782)
NET ASSETS: 100.0%		$18,719,423

GBP	British Pound
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $17,665,282 which represents 94.4% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $31,420 which represents 0.2% of net assets.

See Notes to Financial Statements

53

GULF STATES INDEX ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector (unaudited)	% of Investments	Value
Energy	5.4%	$1,003,406
Financials	65.0	12,187,639
Industrials	15.4	2,884,854
Materials	2.2	414,258
Telecommunication Services	10.9	2,046,074
Utilities	0.8	149,444
Money Market Fund	0.3	50,530
	100.0%	$18,736,205

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Bahrain	$—	$440,721	$—	$440,721
Kuwait	345,349	3,841,682	—	4,187,031
Oman	—	1,943,306	—	1,943,306
Qatar	—	4,721,896	—	4,721,896
South Korea	—	566,199	—	566,199
United Arab Emirates	260,394	6,151,478	—	6,411,872
United States	383,230	—	—	383,230
Convertible Bonds*	—	31,420	—	31,420
Money Market Fund	50,530	—	—	50,530
Total	$1,039,503	$17,696,702	$—	$18,736,205

*	See Schedule of Investments for security type and geographic sector breakouts.

During the year ended December 31, 2014, transfers of securities from Level 1 to Level 2 were $7,433,102. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

54

INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

December 31, 2014

Number
of Shares		Value

COMMON STOCKS: 99.7%
Automobiles & Components: 3.7%
1,549,909	Amtek Auto Ltd. #	$4,385,339
312,459	Ceat Ltd. #	4,238,130
679,635	JK Tyre & Industries Ltd.	1,405,083
		10,028,552
Banks: 8.0%
1,352,208	Allahabad Bank #	2,826,079
1,626,614	Andhra Bank #	2,424,099
1,483,713	Dena Bank #	1,444,884
1,902,373	Development Credit Bank Ltd. * #	3,618,426
1,064,757	Dewan Housing Finance Corp. Ltd. #	6,615,833
1,273,685	Karnataka Bank Ltd. #	2,934,413
2,370,115	Vijaya Bank Ltd. #	1,880,099
		21,743,833
Capital Goods: 12.6%
172,935	ABG Shipyard Ltd. * #	630,663
137,867	BEML Ltd. #	1,723,177
238,894	BGR Energy Systems Ltd. #	609,406
828,497	Escorts Ltd. #	1,680,190
506,309	Finolex Cables Ltd. #	2,091,284
4,365,135	Hindustan Construction Co. Ltd. * #	2,019,279
3,667,403	Jain Irrigation Systems Ltd. #	4,036,801
4,598,102	Jaypee Infratech Ltd. * #	1,558,136
7,971,106	Lanco Infratech Ltd. * #	761,594
4,064,280	Nagarjuna Construction Co. Ltd. #	5,233,826
587,503	Praj Industries Ltd. #	560,657
298,676	Sharda Cropchem Ltd. * #	1,271,545
2,649,249	Sintex Industries Ltd. #	4,000,257
82,763	State Trading Corp. India of Ltd. * #	242,214
1,304,255	Sterlite Technologies Ltd. #	1,280,893
20,955,818	Suzlon Energy Ltd. * #	4,818,542
225,116	Timken India Ltd. #	1,825,206
		34,343,670
Consumer Durables & Apparel: 7.2%
9,309,286	Alok Industries Ltd. #	1,471,459
1,745,463	Arvind Ltd. #	7,783,332
333,393	Bajaj Electricals Ltd. #	1,159,115
683,740	Bombay Dyeing & Manufacturing Co. Ltd. #	720,113
676,727	Gitanjali Gems Ltd. * #	573,093
1,466,200	Rajesh Exports Ltd. #	3,288,495
203,204	Raymond Ltd. #	1,614,842
38,538	TTK Prestige Ltd. #	2,187,697
467,834	VIP Industries Ltd. #	837,111
		19,635,257
Consumer Services: 1.7%
770,718	Cox & Kings Ltd. #	3,593,101
187,048	Wonderla Holidays Ltd. #	919,225
		4,512,326
Diversified Financials: 14.0%
244,005	Credit Analysis & Research Ltd. #	5,709,367
263,702	Future Capital Holdings Ltd. #	1,526,713
10,087,404	IFCI Ltd. #	6,017,394
1,474,455	India Infoline Ltd. #	3,983,221
2,516,101	JM Financial Ltd. #	1,868,545
36,747	JSW Holdings Ltd. * #	555,575
5,105,539	Manappuram Finance Ltd. #	2,739,482
Number
of Shares		Value

Diversified Financials: (continued)
1,860,792	PTC India Financial Services Ltd #	$2,039,428
421,126	Repco Home Finance Ltd. #	4,416,801
1,286,712	SKS Microfinance Ltd. * #	8,386,659
1,387,900	SREI Infrastructure Finance Ltd. #	1,040,865
		38,284,050
Energy: 0.7%
188,253	Aban Offshore Ltd. #	1,486,374
49,989	Reliance Industrial Infrastructure Ltd. #	379,480
		1,865,854
Food, Beverage & Tobacco: 2.7%
4,145,305	Bajaj Hindusthan Ltd. * #	1,234,719
1,722,953	Balrampur Chini Mills Ltd. * #	1,620,755
602,564	McLeod Russel India Ltd. #	2,240,767
734,049	Radico Khaitan Ltd. #	1,008,126
5,765,353	Shree Renuka Sugars Ltd. * #	1,392,120
		7,496,487
Materials: 8.2%
131,660	Andhra Pradesh Paper Mills * #	511,890
98,197	Atul Ltd. #	2,153,438
308,031	Century Textile & Industries Ltd. #	2,545,399
1,377,739	Chambal Fertilizers & Chemicals Ltd. #	1,319,106
154,723	Ess Dee Aluminium Ltd. * #	841,754
1,284,807	Gujarat State Fertilizers & Chemicals Ltd. #	2,124,159
1,694,875	India Cements Ltd. * #	2,277,991
664,605	Jai Corp. Ltd. #	800,715
1,409,773	Jindal Saw Ltd. #	2,072,653
57,150	Monsanto India Ltd. #	2,564,778
643,795	Rallis India Ltd. #	2,190,582
989,288	Rashtriya Chemicals & Fertilizers Ltd. #	1,064,475
50,982	Tata Sponge Iron Ltd. #	550,966
1,160,662	Welspun Corp. Ltd. #	1,263,392
		22,281,298
Media: 4.9%
589,936	DEN Networks Ltd. * #	1,245,839
306,148	Eros International Media Ltd. * #	1,782,385
893,548	Hathway Cable & Datacom Ltd. * #	4,921,946
245,541	PVR Ltd.	2,726,245
5,674,739	TV18 Broadcast Ltd. * #	2,745,012
		13,421,427
Pharmaceuticals, Biotechnology: 5.1%
267,150	Dishman Pharmaceuticals & Chemicals Ltd. #	550,835
67,618	Granules India Ltd. #	883,484
2,604,288	Marksans Pharma Ltd. #	2,514,944
200,730	Natco Pharma Ltd.	4,866,206
1,077,125	Sun Pharma Advanced Research Co. Ltd. * #	3,173,100
614,499	Suven Life Sciences Ltd. #	2,037,948
		14,026,517
Real Estate: 8.1%
1,506,091	Anant Raj Industries Ltd. #	1,110,670
805,316	DB Realty Ltd. * #	887,796
762,123	Delta Corp. Ltd. #	1,089,912
2,832,046	Housing Development & Infrastructure Ltd. * #	3,028,810
3,633,598	Indiabulls Real Estate Ltd. #	3,922,779

See Notes to Financial Statements

55

INDIA SMALL-CAP INDEX ETF

SCHEDULE OF INVESTMENTS (a)

(continued)

Number
of Shares		Value

Real Estate: (continued)
605,499	OMAXE Ltd.	$1,198,096
1,560,736	Parsvnath Developers Ltd. * #	415,854
541,073	Sobha Developers Ltd. #	4,121,355
23,803,513	Unitech Ltd. * #	6,198,276
		21,973,548
Retailing: 3.6%
2,625,146	Future Retail Ltd. #	4,349,695
131,928	Makemytrip Ltd. (USD) *	3,428,809
592,916	PC Jeweller Ltd. #	2,014,141
		9,792,645
Software & Services: 10.7%
247,887	Financial Technologies India Ltd. #	793,727
4,033,172	Firstsource Solutions Ltd. * #	2,208,280
1,291,296	HCL Infosystems Ltd. * #	1,057,638
1,494,321	Hexaware Technologies Ltd. #	4,704,346
1,838,737	KPIT Cummins Infosystems Ltd. #	5,868,663
411,968	NIIT Technologies Ltd. #	2,409,856
633,560	Polaris Software Lab Ltd. #	1,716,996
1,090,422	Rolta India Ltd. #	1,609,580
249,118	Tata Elxsi Ltd. #	2,343,504
3,333,583	Vakrangee Software Ltd. #	6,553,972
		29,266,562
Telecommunication Services: 0.3%
2,085,633	Mahanagar Telephone Nigam Ltd. * #	895,616
Transportation: 4.5%
81,108	Dredging Corp. of India Ltd. #	544,223
749,890	Gateway Distriparks Ltd. #	4,170,152
288,890	Gati Ltd. #	1,284,052
Number
of Shares		Value

Transportation: (continued)
8,495,531	GVK Power & Infrastructure Ltd. * #	$1,174,538
376,066	Jet Airways India Ltd. * #	2,285,789
1,413,537	Shipping Corp of India Ltd. * #	1,303,030
711,752	Snowman Logistics Ltd. *	1,119,680
1,772,063	SpiceJet Ltd. * #	481,339
		12,362,803
Utilities: 3.7%
124,701	BF Utilities Ltd. * #	1,268,991
463,474	Indraprastha Gas Ltd. #	3,321,905
9,726,342	Jaiprakash Power Ventures Ltd. * #	1,854,804
2,449,857	PTC India Ltd. #	3,644,520
		10,090,220
Total Common Stocks (Cost: $220,485,200)		272,020,665
RIGHTS: 0.0% (Cost: $0)
Retailing: 0.0%
871,111	Future Retail Ltd. Rights (INR 103.00, expiring 01/29/15) # *	27,601
MONEY MARKET FUND: 0.2% (Cost: $550,839)
550,839	Dreyfus Government Cash Management Fund	550,839
Total Investments: 99.9% (Cost: $221,036,039)		272,599,105
Other assets less liabilities: 0.1%		146,040
NET ASSETS: 100.0%		$272,745,145

INR	Indian Rupee
USD	United States Dollar
(a)	Represents consolidated Schedule of Investments.
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $257,304,147 which represents 94.3% of net assets.
Summary of Investments
by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	21.1%	$57,417,808
Consumer Staples	2.8	7,496,487
Energy	0.7	1,865,854
Financials	30.1	82,001,431
Health Care	5.1	14,026,517
Industrials	17.6	47,975,464
Information Technology	10.7	29,266,562
Materials	8.2	22,281,298
Telecommunication Services	0.3	895,616
Utilities	3.2	8,821,229
Money Market Fund	0.2	550,839
	100.0%	$272,599,105

See Notes to Financial Statements

56

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$1,405,083	$8,623,469	$—	$10,028,552
Banks	—	21,743,833	—	21,743,833
Capital Goods	—	34,343,670	—	34,343,670
Consumer Durables & Apparel	—	19,635,257	—	19,635,257
Consumer Services	—	4,512,326	—	4,512,326
Diversified Financials	—	38,284,050	—	38,284,050
Energy	—	1,865,854	—	1,865,854
Food, Beverage & Tobacco	—	7,496,487	—	7,496,487
Materials	—	22,281,298	—	22,281,298
Media	2,726,245	10,695,182	—	13,421,427
Pharmaceuticals, Biotechnology	4,866,206	9,160,311	—	14,026,517
Real Estate	1,198,096	20,775,452	—	21,973,548
Retailing	3,428,809	6,363,836	—	9,792,645
Software & Services	—	29,266,562	—	29,266,562
Telecommunication Services	—	895,616	—	895,616
Transportation	1,119,680	11,243,123	—	12,362,803
Utilities	—	10,090,220	—	10,090,220
Rights
Retailing	—	27,601	—	27,601
Money Market Fund	550,839	—	—	550,839
Total	$15,294,958	$257,304,147	$—	$272,599,105

During the year ended December 31, 2014, transfers of securities from Level 1 to Level 2 were $2,301,647. These transfers resulted primarily from changes in securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

57

INDONESIA INDEX ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number
of Shares		Value

COMMON STOCKS: 99.4%
Automobiles & Components: 8.3%
25,592,900	Astra International Tbk PT #	$15,263,209
Banks: 25.7%
13,758,600	Bank Central Asia Tbk PT #	14,594,267
4,543,748	Bank Danamon Indonesia Tbk PT #	1,653,497
12,737,051	Bank Mandiri Persero Tbk PT #	11,076,626
14,734,432	Bank Negara Indonesia Persero Tbk PT #	7,219,792
13,862,800	Bank Rakyat Indonesia Tbk PT #	13,030,763
		47,574,945
Capital Goods: 3.6%
1,716,000	Gallant Venture Ltd. (SGD) * #	315,149
4,686,900	Pembangunan Perumahan Persero Tbk PT #	1,346,362
3,020,869	United Tractors Tbk PT #	4,218,959
6,143,300	Waskita Karya Persero Tbk PT #	723,898
		6,604,368
Diversified Financials: 1.9%
3,649,250	First Pacific Company Ltd. (HKD) #	3,603,543
Energy: 4.9%
31,590,400	Adaro Energy Tbk PT #	2,635,736
4,385,950	Banpu PCL (NVDR) (THB) † #	3,309,712
60,048,900	Bumi Resources Tbk PT * #	387,091
781,200	Indo Tambangraya Megah Tbk PT #	963,531
1,448,100	Medco Energi Internasional Tbk PT #	443,892
1,319,900	Tambang Batubara Bukit Asam Tbk PT #	1,322,046
		9,062,008
Food, Beverage & Tobacco: 12.5%
622,100	Astra Agro Lestari Tbk PT #	1,215,572
14,251,800	Charoen Pokphand Indonesia Tbk PT #	4,338,041
970,000	First Resources Ltd. (SGD) #	1,363,273
11,157,000	Golden Agri-Resources Ltd. (SGD) #	3,860,107
912,100	Gudang Garam Tbk PT #	4,468,304
2,188,400	Indofood Cbp Sukses Makmur Tbk PT #	2,307,828
8,671,800	Indofood Sukses Makmur Tbk PT #	4,727,735
5,525,600	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	840,903
		23,121,763
Household & Personal Products: 3.2%
2,260,700	Unilever Indonesia Tbk PT #	5,863,714
Insurance: 0.4%
28,463,400	Panin Financial Tbk PT * #	685,566
Materials: 8.8%
6,594,300	Aneka Tambang Tbk PT #	562,862
34,012,200	G-Resources Group Ltd. (HKD) * † #	805,041
15,157,700	Hanson International Tbk PT * #	848,327
2,617,700	Indocement Tunggal Prakarsa Tbk PT #	5,281,862
4,121,700	International Nickel Indonesia Tbk PT #	1,197,991
5,741,000	Semen Gresik Persero Tbk PT #	7,494,920
		16,191,003
Media: 1.3%
5,609,200	Global Mediacom Tbk PT #	642,691
5,639,800	Media Nusantara Citra Tbk PT #	1,152,802
22,956,100	MNC Investama Tbk PT	535,673
		2,331,166
Pharmaceuticals, Biotechnology: 3.2%
39,814,100	Kalbe Farma Tbk PT #	5,869,726
Number
of Shares		Value

Real Estate: 5.5%
18,630,100	Alam Sutera Realty Tbk PT #	$838,378
17,056,000	Bumi Serpong Damai PT #	2,475,537
18,573,000	Ciputra Development Tbk PT #	1,862,889
35,100,100	Lippo Karawaci Tbk PT #	2,881,845
17,668,000	Summarecon Agung Tbk PT #	2,168,537
		10,227,186
Retailing: 4.7%
148,000	Jardine Cycle & Carriage Ltd. (SGD) #	4,739,956
3,342,900	Matahari Department Store Tbk PT #	4,028,064
		8,768,020
Telecommunication Services: 9.7%
1,610,000	Indosat Tbk PT * #	525,137
267,642	Telekomunikasi Indonesia Tbk PT (ADR)	12,105,448
3,884,500	Tower Bersama Infrastructure Tbk PT #	3,038,132
5,731,700	XL Axiata Tbk PT #	2,247,589
		17,916,306
Transportation: 1.2%
4,029,500	Jasa Marga Persero Tbk PT #	2,286,638
Utilities: 4.5%
17,238,000	Perusahaan Gas Negara Tbk PT #	8,341,866
Total Common Stocks (Cost: $221,919,198)		183,711,027
REAL ESTATE INVESTMENT TRUST: 0.4% (Cost: $1,021,382)
Real Estate: 0.4%
3,312,000	Lippo Malls Indonesia Retail Trust	849,808
Total Investments Before Collateral for Securities Loaned: 99.8% (Cost: $222,940,580)		184,560,835

Principal
Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 1.1%
Repurchase Agreements: 1.1%
$955,586	Repurchase agreement dated 12/31/14 with 0.07%, Merrill Lynch, Pierce, Fenner & Smith, Inc. due 1/2/15, proceeds $955,590; (collateralized by various U.S. government and agency obligations, 0.00% to 6.00%, due 6/1/17 to 12/20/44, valued at $974,698 including accrued interest)	955,586
1,000,000	Repurchase agreement dated 12/31/14 with 0.08%, Mizuho Securities USA, Inc. due 1/2/15, proceeds $1,000,004; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/31/16 to 12/20/44, valued at $1,020,000 including accrued interest)	1,000,000
Total Short-term Investments Held as Collateral for Securities Loaned
(Cost: $1,955,586)		1,955,586
Total Investments: 100.9% (Cost: $224,896,166)		186,516,421
Liabilities in excess of other assets: (0.9)%		(1,685,345)
NET ASSETS: 100.0%		$184,831,076

See Notes to Financial Statements

58

ADR	American Depositary Receipt
HKD	Hong Kong Dollar
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,816,926.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $171,069,906 which represents 92.6% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	14.3%	$26,362,395
Consumer Staples	15.7	28,985,477
Energy	4.9	9,062,008
Financials	34.1	62,941,048
Health Care	3.2	5,869,726
Industrials	4.8	8,891,006
Materials	8.8	16,191,003
Telecommunication Services	9.7	17,916,306
Utilities	4.5	8,341,866
	100.0%	$184,560,835

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Automobiles & Components	$—	$15,263,209	$—	$15,263,209
Banks	—	47,574,945	—	47,574,945
Capital Goods	—	6,604,368	—	6,604,368
Diversified Financials	—	3,603,543	—	3,603,543
Energy	—	9,062,008	—	9,062,008
Food, Beverage & Tobacco	—	23,121,763	—	23,121,763
Household & Personal Products	—	5,863,714	—	5,863,714
Insurance	—	685,566	—	685,566
Materials	—	16,191,003	—	16,191,003
Media	535,673	1,795,493	—	2,331,166
Pharmaceuticals, Biotechnology	—	5,869,726	—	5,869,726
Real Estate	—	10,227,186	—	10,227,186
Retailing	—	8,768,020	—	8,768,020
Telecommunication Services	12,105,448	5,810,858	—	17,916,306
Transportation	—	2,286,638	—	2,286,638
Utilities	—	8,341,866	—	8,341,866
Real Estate Investment Trust
Real Estate	849,808	—	—	849,808
Repurchase Agreements	—	1,955,586	—	1,955,586
Total	$13,490,929	$173,025,492	$—	$186,516,421

During the year ended December 31, 2014, transfers of securities from Level 2 to Level 1 were $1,928,200. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by the pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

59

INDONESIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number
of Shares		Value

COMMON STOCKS: 99.1%
Banks: 7.8%
4,332,400	Bank Bukopin Tbk PT #	$262,093
8,712,900	Bank Pembangunan Daerah Jawa Timur Tbk PT #	322,944
		585,037
Capital Goods: 12.2%
1,052,100	Adhi Karya Persero Tbk PT #	294,026
4,772,700	Sitara Propertindo Tbk PT *	171,100
3,757,700	Surya Semesta Internusa Tbk PT #	322,350
1,463,300	Total Bangun Persada Tbk PT #	131,341
		918,817
Energy: 20.1%
24,369,400	Benakat Integra Tbk PT * #	237,812
6,240,000	Berau Coal Energy Tbk PT * #	31,539
28,736,500	Bumi Resources Tbk PT * #	185,243
3,566,800	Elnusa Tbk PT #	196,279
37,248,900	Energi Mega Persada Tbk PT * #	299,230
1,487,600	Energy Earth PCL (NVDR) (THB) #	216,427
2,668,900	Exploitasi Energi Indonesia Tbk PT * #	33,384
593,000	Geo Energy Resources Ltd (SGD) *	93,978
934,600	Harum Energy Tbk PT #	124,792
333,000	RH PetroGas Ltd (SGD) * #	98,660
		1,517,344
Food, Beverage & Tobacco: 13.0%
12,024,700	BW Plantation Tbk PT #	384,217
939,300	Malindo Feedmill Tbk PT #	161,536
743,400	Sampoerna Agro PT #	126,275
1,803,100	Tiga Pilar Sejahtera Food Tbk #	303,988
		976,016
Number
of Shares		Value

Materials: 1.3%
3,962,300	Bumi Resources Minerals Tbk PT * #	$100,215
Media: 2.0%
3,925,000	Visi Media Asia Tbk PT * #	151,352
Real Estate: 27.9%
4,483,900	Bekasi Fajar Industrial Estate Tbk PT #	263,341
3,078,900	Ciputra Property Tbk PT #	208,690
2,415,900	Eureka Prima Jakarta Tbk PT * #	116,906
19,295,921	Kawasan Industri Jababeka Tbk PT #	456,948
481,200	Lippo Cikarang Tbk PT * #	402,388
9,710,400	Modernland Realty Tbk PT #	405,831
7,092,000	Nirvana Development Tbk PT * #	106,143
17,589,400	Sentul City Tbk PT * #	146,222
		2,106,469
Retailing: 6.6%
7,438,100	Multipolar Tbk PT #	498,985
Technology Hardware & Equipment: 4.8%
1,382,700	Erajaya Swasembada Tbk PT * #	120,693
6,164,800	Sigmagold Inti Perkasa Tbk PT * #	242,835
		363,528
Transportation: 3.4%
1,253,200	Express Transindo Utama Tbk PT #	117,913
8,717,000	Nusantara Infrastructure Tbk PT * #	141,145
		259,058
Total Common Stocks (Cost: $8,260,597)		7,476,821
Other assets less liabilities: 0.9%		64,596
NET ASSETS: 100.0%		$7,541,417

NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
THB	Thai Baht
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $7,211,743 which represents 95.6% of net assets.

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	8.7%	$650,337
Consumer Staples	13.1	976,016
Energy	20.3	1,517,344
Financials	36.0	2,691,506
Industrials	15.7	1,177,875
Information Technology	4.9	363,528
Materials	1.3	100,215
	100.0%	$7,476,821

See Notes to Financial Statements

60

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Banks	$—	$585,037	$—	$585,037
Capital Goods	171,100	747,717	—	918,817
Energy	93,978	1,423,366	—	1,517,344
Food, Beverage & Tobacco	—	976,016	—	976,016
Materials	—	100,215	—	100,215
Media	—	151,352	—	151,352
Real Estate	—	2,106,469	—	2,106,469
Retailing	—	498,985	—	498,985
Technology Hardware & Equipment	—	363,528	—	363,528
Transportation	—	259,058	—	259,058
Total	$265,078	$7,211,743	$—	$7,476,821

During the year ended December 31, 2014, transfers of securities from Level 2 to Level 1 were $137,718. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

61

ISRAEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number
of Shares		Value

COMMON STOCKS: 99.4%
Banks: 8.3%
276,416	Bank Hapoalim BM #	$1,302,766
371,348	Bank Leumi Le-Israel BM * #	1,271,553
6,650	FIBI Holdings Ltd. #	96,656
11,152	First International Bank of Israel Ltd. #	142,896
300,666	Israel Discount Bank Ltd. * #	481,145
37,530	Mizrahi Tefahot Bank Ltd. * #	393,680
		3,688,696
Capital Goods: 2.5%
34,249	Discount Investment Corp. #	66,133
7,118	Elbit Systems Ltd. #	434,840
12,005	Elco Holdings Ltd.	71,448
1,041	Electra Ltd. #	115,351
25,807	Ormat Industries Ltd. #	177,290
2,605	Plasson Industries Ltd. #	85,747
80,901	Shikun & Binui Ltd. #	170,916
		1,121,725
Consumer Durables & Apparel: 0.9%
4,525	Delta-Galil Industries Ltd. #	122,439
4,685	Fox Wizel Ltd. #	110,671
8,272	SodaStream International Ltd. (USD) *	166,433
		399,543
Consumer Services: 0.3%
66,287	888 Holdings Plc (GBP) #	142,439
Diversified Financials: 1.1%
19,428	Elron Electronic Industries Ltd. #	79,469
29,400	Meitav DS Investments Ltd. #	84,032
3,814	Mivtach Shamir Holdings Ltd. * #	89,780
24,459	Plus500 Ltd. (GBP) #	225,967
		479,248
Energy: 3.8%
12,469	Alon USA Energy, Inc. (USD)	157,982
298	Delek Energy Systems Ltd. * #	134,969
1,409	Delek Group Ltd. #	354,241
18,693	Delek US Holdings, Inc. (USD)	509,945
20,122	Naphtha Israel Petroleum Corp. Ltd. * #	99,495
500,452	Oil Refineries Ltd. * #	132,880
2,162	Paz Oil Co. Ltd. #	280,236
		1,669,748
Food & Staples Retailing: 0.5%
3,488	Rami Levi Chain Stores Hashikma Marketing Ltd. #	128,118
46,733	Shufersal Ltd. #	99,738
		227,856
Food, Beverage & Tobacco: 0.9%
11,752	Osem Investments Ltd. #	208,969
13,546	Strauss Group Ltd. *	203,985
		412,954
Health Care Equipment & Services: 1.4%
9,106	Brainsway Ltd. * #	76,699
13,728	Lumenis Ltd. (USD) *	128,220
17,002	Mazor Robotics Ltd. * #	104,375
47,001	PhotoMedex, Inc. (USD) *	71,912
4,515	ReWalk Robotics Ltd. (USD) *	85,243
15,283	Syneron Medical Ltd. (USD) *	142,590
		609,039
Number
of Shares		Value

Insurance: 1.6%
10,932	Clal Insurance Enterprises Holdings Ltd. * #	$156,133
41,532	Harel Insurance Investments & Financial Services Ltd. #	188,187
12,486	Menorah Mivtachim Holdings Ltd. #	108,557
134,133	Migdal Insurance & Financial Holding Ltd. #	160,092
38,174	Phoenix Holdings Ltd. #	101,138
		714,107
Materials: 5.1%
7,344	Caesarstone Sdot-Yam Ltd. (USD)	439,318
11,967	Frutarom Industries Ltd. #	370,190
133,704	Israel Chemicals Ltd. #	964,262
1,058	Israel Corp. Ltd. * #	501,918
		2,275,688
Pharmaceuticals, Biotechnology: 30.3%
21,766	Alcobra Ltd. (USD) *	81,187
95,909	Clal Biotechnology Industries Ltd. * #	60,750
18,206	Compugen Ltd. (USD) *	151,656
10,921	Enzymotec Ltd. (USD) *	82,126
11,647	Evogene Ltd. * #	107,322
23,727	Kamada Ltd. * #	87,138
18,067	Medgenics, Inc. (USD) *	91,419
67,431	Opko Health, Inc. (USD) *	673,636
35,194	Perrigo Co. Plc (USD)	5,883,029
41,413	Pluristem Therapeutics, Inc. (USD) *	103,532
3,951	Taro Pharmaceutical Industries Ltd. (USD) *	585,499
96,489	Teva Pharmaceutical Industries Ltd. #	5,544,084
		13,451,378
Real Estate: 4.2%
78,035	Africa Israel Investments Ltd. * #	70,873
7,757	Africa Israel Properties Ltd. #	102,179
3,368	AL-ROV Israel Ltd. * #	85,652
49,882	Amot Investments Ltd. #	148,833
9,816	Azrieli Group	323,631
401	Bayside Land Corp. #	105,651
2,254	Big Shopping Centers Ltd. #	92,159
54,084	Elbit Imaging Ltd. * #	85,362
25,466	Gazit-Globe Ltd. #	301,810
62,663	Industrial Buildings Corp. #	56,562
16,659	Jerusalem Economy Ltd. #	47,570
4,046	Jerusalem Oil Exploration * #	124,703
5,957	Melisron Ltd. #	164,982
10,784	Nitsba Holdings Ltd. * #	142,966
		1,852,933
Retailing: 0.3%
15,699	Delek Automotive Systems Ltd. #	139,825
Semiconductor: 3.5%
8,842	Ceva, Inc. (USD) *	160,394
11,844	DSP Group, Inc. (USD) *	128,744
11,113	EZchip Semiconductor Ltd. * #	213,550
11,719	Mellanox Technologies Ltd. (USD) *	500,753
13,873	Nova Measuring Instruments Ltd. * #	140,329
20,232	Sigma Designs, Inc. (USD) *	149,717
19,418	Tower Semiconductor Ltd. (USD) *	258,842
		1,552,329

See Notes to Financial Statements

62

Number
of Shares		Value

Software & Services: 26.2%
16,020	Allot Communications Ltd. (USD) *	$147,064
45,155	Amdocs Ltd. (USD)	2,106,707
10,180	Attunity Ltd. (USD) *	109,435
10,131	Borderfree, Inc. (USD) *	90,774
36,672	Check Point Software Technologies Ltd. (USD) *	2,881,319
15,739	Clicksoftware Technologies Ltd. (USD) *	113,006
51,366	Crossrider Plc (GBP) * #	87,732
3,953	CyberArk Software Ltd. (USD) *	156,736
4,615	Formula Systems Ltd. #	102,014
6,679	Imperva, Inc. (USD) *	330,143
17,708	LivePerson, Inc. (USD) *	249,683
16,620	Magic Software Enterprises Ltd. #	99,004
30,817	Matomy Media Group Ltd. (GBP) * #	110,386
22,344	Matrix IT Ltd. #	100,563
13,304	Mobileye NV (USD) *	539,610
16,501	NICE Systems Ltd. #	836,452
21,590	Perion Network Ltd. (USD) *	94,996
55,822	Playtech Ltd. (GBP) #	595,911
29,458	SafeCharge International Group Ltd. (GBP)	121,721
14,725	Sapiens International Corp. NV (USD) *	108,523
4,834	Varonis Systems, Inc. (USD) *	158,700
31,611	VeriFone Systems, Inc. (USD) *	1,175,929
17,675	Verint Systems, Inc. (USD) *	1,030,099
11,770	Wix.com Ltd. (USD) *	247,170
		11,593,677
Technology Hardware & Equipment: 5.1%
22,733	AudioCodes Ltd. (USD) *	103,208
73,861	Ceragon Networks Ltd. (USD) *	74,600
7,139	Ituran Location and Control Ltd. #	156,966
13,444	Orbotech Ltd. (USD) *	198,971
12,357	Radware Ltd. (USD) *	272,101
3,172	Silicom Ltd. (USD)	111,623
13,165	Stratasys Ltd. (USD) *	1,094,143
Number
of Shares		Value

Technology Hardware & Equipment: (continued)
7,504	SuperCom Ltd. (USD) *	$76,616
40,481	Telit Communications Plc (GBP) *	152,119
		2,240,347
Telecommunication Services: 2.9%
526,223	Bezeq the Israeli Telecommunication Corp. Ltd. #	935,594
21,707	Cellcom Israel Ltd. * #	188,553
32,633	Partner Communications Co. Ltd. * #	169,360
		1,293,507
Utilities: 0.5%
7,233	Ormat Technologies, Inc. (USD)	196,593
Total Common Stocks (Cost: $42,343,719)		44,061,632
REAL ESTATE INVESTMENT TRUST: 0.4% (Cost: $207,509)
Real Estate: 0.4%
30,856	Alony Hetz Properties & Investments Ltd. #	202,728
WARRANTS: 0.0% (Cost: $0)
Real Estate: 0.0%
5,946	Africa Israel Investments Ltd. Warrants (ILS 1,200.00, expiring 03/31/15) *	69
MONEY MARKET FUND: 0.3% (Cost: $121,726)
121,726	Dreyfus Government Cash Management Fund	121,726
Total Investments: 100.1% (Cost: $42,672,954)		44,386,155
Liabilities in excess of other assets: (0.1)%		(51,359)
NET ASSETS: 100.0%		$44,334,796

GBP	British Pound
ILS	Israeli Sheqel
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $21,171,530 which represents 47.8% of net assets.

See Notes to Financial Statements

63

ISRAEL ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments
by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	1.5%	$681,807
Consumer Staples	1.5	640,810
Energy	3.8	1,669,748
Financials	15.6	6,937,781
Health Care	31.7	14,060,417
Industrials	2.5	1,121,725
Information Technology	34.7	15,386,353
Materials	5.1	2,275,688
Telecommunication Services	2.9	1,293,507
Utilities	0.4	196,593
Money Market Fund	0.3	121,726
	100.0%	$44,386,155

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Banks	$—	$3,688,696	$—	$3,688,696
Capital Goods	71,448	1,050,277	—	1,121,725
Consumer Durables & Apparel	166,433	233,110	—	399,543
Consumer Services	—	142,439	—	142,439
Diversified Financials	—	479,248	—	479,248
Energy	667,927	1,001,821	—	1,669,748
Food & Staples Retailing	—	227,856	—	227,856
Food, Beverage & Tobacco	203,985	208,969	—	412,954
Health Care Equipment & Services	427,965	181,074	—	609,039
Insurance	—	714,107	—	714,107
Materials	439,318	1,836,370	—	2,275,688
Pharmaceuticals, Biotechnology	7,652,084	5,799,294	—	13,451,378
Real Estate	323,631	1,529,302	—	1,852,933
Retailing	—	139,825	—	139,825
Semiconductor	1,198,450	353,879	—	1,552,329
Software & Services	9,661,615	1,932,062	—	11,593,677
Technology Hardware & Equipment	2,083,381	156,966	—	2,240,347
Telecommunication Services	—	1,293,507	—	1,293,507
Utilities	196,593	—	—	196,593
Real Estate Investment Trust
Real Estate	—	202,728	—	202,728
Warrants
Real Estate	69	—	—	69
Money Market Fund	121,726	—	—	121,726
Total	$23,214,625	$21,171,530	$—	$44,386,155

During the year ended December 31, 2014, transfers of securities from Level 1 to Level 2 were $625,625 and transfers from Level 2 to Level 1 were $467,609. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

64

POLAND ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 100.0%
Banks: 33.7%
25,811	Alior Bank SA * † #	$564,065
20,085	Bank Handlowy w Warszawie SA #	601,595
164,094	Bank Millennium SA † #	381,529
25,942	Bank Pekao SA #	1,299,543
8,874	Bank Zachodni WBK SA #	932,750
5,190	BRE Bank SA #	725,184
472,560	Get Bank SA * #	289,868
148,386	Getin Holding SA * #	77,023
148,440	PKO Bank Polski SA #	1,485,222
		6,356,779
Diversified Financials: 0.7%
10,857	Warsaw Stock Exchange #	139,986
Energy: 13.8%
46,607	Grupa Lotos SA * †	334,594
12,758	Lubelski Wegiel Bogdanka SA #	345,937
79,722	Polski Koncern Naftowy Orlen SA #	1,086,656
681,069	Polskie Gornictwo Naftowe I Gazownictwo SA #	846,591
		2,613,778
Food & Staples Retailing: 7.1%
38,348	Eurocash SA #	409,010
93,517	Jeronimo Martins, SGPS SA (EUR) #	937,077
		1,346,087
Insurance: 8.4%
11,584	Powszechny Zaklad Ubezpieczen SA #	1,575,801
Materials: 8.7%
32,488	Jastrzebska Spolka Weglowa SA * † #	152,348
39,790	KGHM Polska Miedz SA #	1,209,084
235,955	Synthos SA #	272,177
		1,633,609
Media: 3.7%
67,796	Cyfrowy Polsat SA #	446,427
56,306	TVN SA * †	256,801
		703,228
Number of Shares		Value

Real Estate: 0.7%
84,245	Globe Trade Centre SA * † #	$127,050
Software & Services: 2.4%
31,642	Asseco Poland SA #	452,458
Telecommunication Services: 4.9%
74,911	Netia SA #	117,544
348,615	Telekomunikacja Polska SA #	811,941
		929,485
Utilities: 15.9%
130,288	Enea SA #	558,727
79,435	Energa SA #	514,924
212,812	Polska Grupa Energetyczna SA #	1,121,558
571,130	Tauron Polska Energia SA #	804,959
		3,000,168
Total Common Stocks (Cost: $24,572,026)		18,878,429

Principal
Amount

SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 1.7% (Cost: $331,154)
Repurchase Agreement: 1.7%
$331,154	Repurchase agreement dated 12/31/14 with Mizuho Securities USA, Inc., 0.08%, due 1/2/15, proceeds $331,155; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/31/16 to 12/20/44, valued at $337,777 including accrued interest)	331,154
Total Investments: 101.7% (Cost: $24,903,180)		19,209,583
Liabilities in excess of other assets: (1.7)%		(323,865)
NET ASSETS: 100.0%		$18,885,718

EUR	Euro
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $310,225.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $18,287,034 which represents 96.8% of net assets.

See Notes to Financial Statements

65

POLAND ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	3.7%	$703,228
Consumer Staples	7.1	1,346,087
Energy	13.9	2,613,778
Financials	43.4	8,199,616
Information Technology	2.4	452,458
Materials	8.7	1,633,609
Telecommunication Services	4.9	929,485
Utilities	15.9	3,000,168
	100.0%	$18,878,429

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$6,356,779	$—	$6,356,779
Diversified Financials	—	139,986	—	139,986
Energy	334,594	2,279,184	—	2,613,778
Food & Staples Retailing	—	1,346,087	—	1,346,087
Insurance	—	1,575,801	—	1,575,801
Materials	—	1,633,609	—	1,633,609
Media	256,801	446,427	—	703,228
Real Estate	—	127,050	—	127,050
Software & Services	—	452,458	—	452,458
Telecommunication Services	—	929,485	—	929,485
Utilities	—	3,000,168	—	3,000,168
Repurchase Agreement	—	331,154	—	331,154
Total	$591,395	$18,618,188	$—	$19,209,583

During the year ended December 31, 2014, transfers of securities from Level 1 to Level 2 were $1,423,610 and transfers from Level 2 to Level 1 were $1,053,135. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

66

RUSSIA ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number
of Shares		Value

COMMON STOCKS: 93.6%
Banks: 11.2%
21,232,434	Sberbank of Russia (ADR) #	$85,781,178
38,079,795	VTB Bank OJSC (GDR) # Reg S	87,274,587
		173,055,765
Energy: 37.2%
1,143,033	Eurasia Drilling Co. Ltd. (GDR) Reg S	20,345,987
3,238,597	Lukoil (ADR) #	128,134,125
1,172,239	Novatek OAO (GDR) # Reg S	91,289,438
27,243,923	OAO Gazprom (ADR) #	125,421,459
815,653	OAO TMK (GDR) # Reg S	1,920,227
19,316,241	Rosneft Oil Co. (GDR) # Reg S	67,341,786
14,587,519	Surgutneftegas OJSC (ADR) #	61,743,687
3,144,785	Tatneft (ADR) #	77,115,172
		573,311,881
Food & Staples Retailing: 11.2%
6,558,804	Lenta Ltd. (GDR) * Reg S	44,337,515
2,395,636	Magnit OAO (GDR) Reg S	108,265,908
936,236	O’Key Group SA (GDR) Reg S	4,110,076
1,349,533	X5 Retail Group NV (GDR) * # Reg S	16,352,104
		173,065,603
Materials: 17.0%
6,240,509	Evraz Plc (GBP) #	14,922,209
5,872,951	JSC MMC Norilsk Nickel (ADR) #	83,982,465
1,850,917	Magnitogorsk Iron & Steel Works (GDR) # Reg S	4,452,066
2,276,141	Mechel OAO (ADR) *	1,556,653
1,390,182	Novolipetsk Steel (GDR) Reg S	15,959,289
3,067,926	Polymetal International (GBP) #	27,468,078
11,052,685	Polyus Gold International Ltd. (GBP) #	31,213,158
2,097,287	Raspadskaya OAO (USD) * #	792,154
2,914,831	Severstal OAO (GDR) Reg S	26,524,962
25,208,000	United Company RUSAL Plc (HKD) * #	16,920,961
3,210,730	Uralkali OJSC (GDR) # Reg S	37,744,501
		261,536,496
Media: 0.3%
929,042	CTC Media, Inc. (USD)	4,524,435
Pharmaceuticals, Biotechnology: 0.5%
632,538	OTCPharm PJSC * # §	2,395,338
926,728	Pharmstandard (GDR) * Reg S	5,606,704
		8,002,042
Real Estate: 0.3%
3,243,572	LSR Group (GDR) Reg S	5,059,972
Software & Services: 4.1%
1,014,960	Mail.ru Group Ltd. (GDR) * # Reg S	16,385,699
2,638,460	Yandex NV (USD) *	47,386,742
		63,772,441
Number
of Shares		Value

Telecommunication Services: 8.6%
1,746,409	MegaFon OAO (GDR) # Reg S	$23,798,981
8,076,887	Mobile TeleSystems OJSC (ADR)	57,992,049
2,432,388	Rostelecom OJSC (ADR) #	21,997,676
2,877,990	Sistema JSFC (GDR) # Reg S	15,096,983
3,201,756	VimpelCom Ltd. (ADR)	13,367,331
		132,253,020
Transportation: 0.7%
664,826	Global Ports Investments Plc (GDR) Reg S	1,632,148
1,717,676	Globaltrans Investment Plc (GDR) # Reg S	8,628,227
		10,260,375
Utilities: 2.5%
167,117,304	E.ON Russia JSC (USD) * #	6,273,416
4,223,653,094	Federal Grid Co. Unified Energy System JSC (USD) * #	3,163,516
533,782,912	IDGC Holding JSC (USD) * #	3,559,798
40,775,431,515	Inter Rao Ues OAO (USD) *	4,811,501
7,410,870	Irkutsk Electronetwork Co. JSC (USD) * # §	62,180
98,744,807	Mosenergo OAO (USD) *	1,053,311
21,119,528	RusHydro OAO (ADR)	19,683,400
		38,607,122
Total Common Stocks (Cost: $2,310,591,478)		1,443,449,152
PREFERRED STOCKS: 7.0%
Banks: 0.6%
15,740,608	Sberbank of Russia (USD) * #	9,608,618
Energy: 6.4%
25,738	AK Transneft OAO (USD) * #	53,555,963
93,158,802	Surgutneftegas OJSC (USD) * #	44,879,812
		98,435,775
Total Preferred Stocks (Cost: $138,614,998)		108,044,393
MONEY MARKET FUND: 0.4% (Cost: $5,365,785)
5,365,785	Dreyfus Government Cash Management Fund	5,365,785
Total Investments: 101.0% (Cost: $2,454,572,261)		1,556,859,330
Liabilities in excess of other assets: (1.0)%		(14,914,591)
NET ASSETS: 100.0%		$1,541,944,739

See Notes to Financial Statements

67

RUSSIA ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $1,169,275,562 which represents 75.8% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $2,457,518 which represents 0.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	0.3%	$4,524,435
Consumer Staples	11.1	173,065,603
Energy	43.1	671,747,656
Financials	12.1	187,724,355
Health Care	0.5	8,002,042
Industrials	0.7	10,260,375
Information Technology	4.1	63,772,441
Materials	16.8	261,536,496
Telecommunication Services	8.5	132,253,020
Utilities	2.5	38,607,122
Money Market Fund	0.3	5,365,785
	100.0%	$1,556,859,330

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$173,055,765	$—	$173,055,765
Energy	20,345,987	552,965,894	—	573,311,881
Food & Staples Retailing	156,713,499	16,352,104	—	173,065,603
Materials	44,040,904	217,495,592	—	261,536,496
Media	4,524,435	—	—	4,524,435
Pharmaceuticals, Biotechnology	5,606,704	2,395,338	—	8,002,042
Real Estate	5,059,972	—	—	5,059,972
Software & Services	47,386,742	16,385,699	—	63,772,441
Telecommunication Services	71,359,380	60,893,640	—	132,253,020
Transportation	1,632,148	8,628,227	—	10,260,375
Utilities	25,548,212	12,996,730	62,180	38,607,122
Preferred Stocks*	—	108,044,393	—	108,044,393
Money Market Fund	5,365,785	—	—	5,365,785
Total	$387,583,768	$1,169,213,382	$62,180	$1,556,859,330
* See Schedule of Investments for security type and industry sector breakouts.

See Notes to Financial Statements

68

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2014:

Common
Stocks
Utilities
Balance as of December 31, 2013	$109,932
Realized gain (loss)	—
Net change in unrealized appreciation (depreciation)	(47,752)
Purchases	—
Sales	—
Transfers in and/or out of level 3	—
Balance as of December 31, 2014	$62,180

During the year ended December 31, 2014, transfers of securities from Level 1 to Level 2 were $125,186,496 and transfers from Level 2 to Level 1 were $41,816,260. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

69

RUSSIA SMALL-CAP ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 91.4%
Banks: 2.1%
352,864	TCS Group Holding Plc (GDR) # Reg S	$1,115,462
Consumer Durables & Apparel: 8.8%
1,474,043	PIK Group (GDR) Reg S	4,716,938
Diversified Financials: 2.3%
259,486	Vostok Nafta Investment Ltd (SEK) * #	1,247,659
Energy: 9.7%
173,505	CAT Oil AG (EUR) #	3,067,274
503,348	Exillon Energy Plc (GBP) * #	1,158,893
426,527	OAO TMK (GDR) # Reg S	1,004,138
		5,230,305
Food & Staples Retailing: 4.0%
489,628	O’Key Group SA (GDR) Reg S	2,149,467
Materials: 11.9%
56,197	Acron JSC (USD) * #	1,673,227
789,066	Highland Gold Mining Ltd. (GBP) #	384,855
11,302,000	IRC Ltd. (HKD) * #	752,626
967,980	Magnitogorsk Iron & Steel Works (GDR) # Reg S	2,328,311
1,190,325	Mechel OAO (ADR) *	814,063
1,096,784	Raspadskaya OAO (USD) * #	414,260
		6,367,342
Media: 9.9%
485,892	CTC Media, Inc. (USD)	2,366,294
1,184,552	ITE Group Plc (GBP) #	2,948,791
		5,315,085
Pharmaceuticals, Biotechnology: 6.7%
175,600	OTCPharm PJSC * # §	664,974
483,312	Pharmstandard (GDR) * Reg S	2,924,038
		3,589,012
Real Estate: 10.2%
809,754	Etalon Group Ltd. (GDR) # Reg S	1,583,222
1,696,264	LSR Group (GDR) Reg S	2,646,172
1,643,546	Raven Russia Ltd. (GBP) *	1,217,282
		5,446,676
Number of Shares		Value

Software & Services: 4.1%
107,930	Qiwi Plc (ADR)	$2,179,107
Transportation: 8.7%
4,715,583	Aeroflot—Russian Airlines OJSC (USD) * #	2,451,726
444,241	Globaltrans Investment Plc (GDR) # Reg S	2,231,511
		4,683,237
Utilities: 13.0%
2,209,031,200	Federal Grid Co. Unified Energy System JSC (USD) * #	1,654,564
279,154,200	IDGC Holding JSC (USD) * #	1,861,679
18,624,260,000	Inter Rao Ues OAO (USD) *	2,197,663
51,664,800	Mosenergo OAO (USD) *	551,108
258,386,600	OGK-2 OAO (USD) * #	683,949
		6,948,963
Total Common Stocks (Cost: $79,582,617)		48,989,253
PREFERRED STOCK: 9.4% (Cost: $5,039,027)
Energy: 9.4%
2,409	AK Transneft OAO (USD) * #	5,012,678
MONEY MARKET FUND: 0.6% (Cost: $334,160)
334,160	Dreyfus Government Cash Management Fund	334,160
Total Investments: 101.4% (Cost: $84,955,804)		54,336,091
Liabilities in excess of other assets: (1.4)%		(762,802)
NET ASSETS: 100.0%		$53,573,289

ADR	American Depositary Receipt
EUR	Euro
GBP	British Pound
GDR	Global Depositary Receipt
HKD	Hong Kong Dollar
SEK	Swedish Krona
USD	United States Dollar
*	Non-income producing
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $32,239,799 which represents 60.2% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $664,974 which represents 1.2% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

70

Summary of Investments by Sector (unaudited)	% of Investments	Value
Consumer Discretionary	18.5%	$10,032,023
Consumer Staples	4.0	2,149,467
Energy	18.8	10,242,983
Financials	14.4	7,809,797
Health Care	6.6	3,589,012
Industrials	8.6	4,683,237
Information Technology	4.0	2,179,107
Materials	11.7	6,367,342
Utilities	12.8	6,948,963
Money Market Fund	0.6	334,160
	100.0%	$54,336,091

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Banks	$—	$1,115,462	$—	$1,115,462
Consumer Durables & Apparel	4,716,938	—	—	4,716,938
Diversified Financials	—	1,247,659	—	1,247,659
Energy	—	5,230,305	—	5,230,305
Food & Staples Retailing	2,149,467	—	—	2,149,467
Materials	814,063	5,553,279	—	6,367,342
Media	2,366,294	2,948,791	—	5,315,085
Pharmaceuticals, Biotechnology	2,924,038	664,974	—	3,589,012
Real Estate	3,863,454	1,583,222	—	5,446,676
Software & Services	2,179,107	—	—	2,179,107
Transportation	—	4,683,237	—	4,683,237
Utilities	2,748,771	4,200,192	—	6,948,963
Preferred Stock
Energy	—	5,012,678	—	5,012,678
Money Market Fund	334,160	—	—	334,160
Total	$22,096,292	$32,239,799	$—	$54,336,091

During the year ended December 31, 2014, transfers of securities from Level 1 to Level 2 were $8,598,829 and transfers from Level 2 to Level 1 were $1,958,357. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

71

VIETNAM ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 99.6%
Automobiles & Components: 0.8%
1,420,920	Danang Rubber JSC #	$3,733,786
Banks: 16.2%
23,445,078	Bank for Foreign Trade of Vietnam JSC	34,968,930
35,887,071	Saigon Thuong Tin Commercial JSB *	30,203,029
27,555,300	Saigon-Hanoi Commercial Joint Stock Bank	10,435,906
		75,607,865
Capital Goods: 11.2%
8,953,340	Becamex Infrastructure Development JSC #	5,686,750
14,767,890	Gamuda Bhd (MYR) #	21,198,686
36,888,671	Tan Tao Investment Industry Corp. ‡ * #	13,732,325
19,917,997	Viet Nam Construction & Import-Export JSC	11,827,402
		52,445,163
Consumer Durables & Apparel: 4.7%
607,557	Hansae Co Ltd. (KRW) #	21,857,287
Consumer Services: 3.7%
28,337,948	Donaco International Ltd. (AUD) ‡ * † #	17,502,554
Diversified Financials: 6.9%
17,196,424	HAGL JSC *	17,769,303
15,861,046	Ocean Group JSC ‡ * #	5,247,645
7,151,760	Saigon Securities, Inc. #	9,183,894
		32,200,842
Energy: 18.1%
68	PetroVietnam Construction Co. *	15
3,769,561	PetroVietnam Drilling & Well Services JSC #	11,358,393
14,585,850	PetroVietnam Technical Services Corp.	18,345,266
15,117,995	Petrovietnam Transportation Corp. ‡ * #	9,849,715
7,798,518	Premier Oil Plc (GBP) #	20,178,888
5,304,218	Soco International Plc (GBP) #	24,772,569
		84,504,846
Food, Beverage & Tobacco: 12.4%
25,156,700	Charoen Pokphand Foods (NVDR) (THB) #	20,703,936
9,570,210	Masan Group Corp. * #	37,215,396
		57,919,332
Insurance: 3.7%
11,638,506	Bao Viet Holdings	17,413,545
Materials: 4.7%
15,360,310	PetroVietnam Fertilizer & Chemical JSC	22,120,283
Real Estate: 9.7%
17,137,360	FLC Group JSC ‡ * #	8,672,590
16,505,889	Vingroup JSC #	36,705,575
		45,378,165
Retailing: 4.8%
31,627,636	Parkson Holdings Bhd (MYR) * #	22,656,495
Transportation: 0.0%
6	Gemadept Corp. ‡	8
Utilities: 2.7%
10,388,710	Pha Lai Thermal Power JSC #	12,844,489
Total Common Stocks (Cost: $458,125,390)		466,184,660
Number of Shares		Value

WARRANTS: 0.0% (Cost: $0)
Consumer Services: 0.0%
32	Minor International PCL Warrants (THB 40.00, expiring 11/03/17) *	$5
MONEY MARKET FUND: 0.7% (Cost: $3,236,293)
3,236,293	Dreyfus Government Cash Management Fund	3,236,293
Total Investments Before Collateral for Securities Loaned: 100.3%
(Cost: $461,361,684)		469,420,958

Principal Amount

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 0.8%
Repurchase Agreements: 0.8%
$1,000,000	Repurchase agreement dated 12/31/14 with Citigroup Global Markets, Inc., 0.08%, due 1/2/15, proceeds $1,000,004; (collateralized by various U.S. government and agency obligations, 1.38% to 8.00%, due 12/15/17 to 7/15/51, valued at $1,020,000 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 12/31/14 with JP Morgan Securities, LLC, 0.10%, due 1/2/15, proceeds $1,000,006; (collateralized by various U.S. government and agency obligations, 2.50% to 8.00%, due 8/1/16 to 1/1/45, valued at $1,020,001 including accrued interest)	1,000,000
1,000,000	Repurchase agreement dated 12/31/14 with Mizuho Securities USA, Inc., 0.08%, due 1/2/15, proceeds $1,000,004; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/31/16 to 12/20/44, valued at $1,020,000 including accrued interest)	1,000,000
737,824	Repurchase agreement dated 12/31/14 with RBC Capital Markets, LLC, 0.08%, due 1/2/15, proceeds $737,827; (collateralized by various U.S. government and agency obligations, 0.00% to 5.00%, due 5/1/15 to 12/20/44, valued at $752,580 including accrued interest)	737,824
Total Short-term Investments Held as Collateral for Securities Loaned
(Cost: $3,737,824)		3,737,824
Total Investments: 101.1% (Cost: $465,099,508)		473,158,782
Liabilities in excess of other assets: (1.1)%		(4,926,102)
NET ASSETS: 100.0%		$468,232,680

See Notes to Financial Statements

72

AUD	Australian Dollar
GBP	British Pound
KRW	Korean Won
MYR	Malaysian Ringgit
NVDR	Non-Voting Depositary Receipt
THB	Thai Baht
‡	Affiliated issuer — as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,551,413.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $303,100,973 which represents 64.7% of net assets.

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2014 is set forth below:

Affiliates	Value as of December 31, 2013	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value as of December 31, 2014
Donaco International Ltd.	$—	$21,931,744	$527,471	$(98,631)	$—	$17,502,554
FLC Group JSC	—	16,505,939	5,770,636	(1,031,216)	—	8,672,590
Gemadept Corp. (b)	10,459,857	3,319,142	14,178,595	4,202,427	—	—
Ocean Group JSC	10,852,929	4,398,489	7,170,723	(1,122,357)	—	5,247,645
Petrovietnam Technical Services Corp. (b)	24,530,379	12,040,909	30,593,342	10,314,234	1,246,133	—
Petrovietnam Transportation Corp. (a)	—	17,483,339	5,040,767	(1,834,426)	—	9,849,715
Tan Tao Investment Industry Corp.	13,675,711	6,780,936	9,694,840	626,942	—	13,732,325
	$59,518,876	$82,460,498	$72,976,374	$11,056,973	$1,246,133	$55,004,829

(a)	Not an affiliate at the beginning of the reporting period
(b)	Not an affiliate at the end of the reporting period

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	14.0%	$65,750,127
Consumer Staples	12.3	57,919,332
Energy	18.0	84,504,846
Financials	36.4	170,600,417
Industrials	11.2	52,445,171
Materials	4.7	22,120,283
Utilities	2.7	12,844,489
Money Market Fund	0.7	3,236,293
	100.0%	$469,420,958

See Notes to Financial Statements

73

VIETNAM ETF

SCHEDULE OF INVESTMENTS

(continued)

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Automobiles & Components	$—	$3,733,786	$—	$3,733,786
Banks	75,607,865	—	—	75,607,865
Capital Goods	11,827,402	40,617,761	—	52,445,163
Consumer Durables & Apparel	—	21,857,287	—	21,857,287
Consumer Services	—	17,502,554	—	17,502,554
Diversified Financials	17,769,303	14,431,539	—	32,200,842
Energy	18,345,281	66,159,565	—	84,504,846
Food, Beverage & Tobacco	—	57,919,332	—	57,919,332
Insurance	17,413,545	—	—	17,413,545
Materials	22,120,283	—	—	22,120,283
Real Estate	—	45,378,165	—	45,378,165
Retailing	—	22,656,495	—	22,656,495
Transportation	8	—	—	8
Utilities	—	12,844,489	—	12,844,489
Warrants
Consumer Services	5	—	—	5
Money Market Fund	3,236,293	—	—	3,236,293
Repurchase Agreements	—	3,737,824	—	3,737,824
Total	$166,319,985	$306,838,797	$—	$473,158,782

During the year ended December 31, 2014, transfers of securities from Level 1 to Level 2 were $5,227,574 and transfers from Level 2 to Level 1 were $134,113,722. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

74

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75

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

					ChinaAMC
	Africa	Brazil	ChinaAMC		SME-ChiNext
	Index ETF	Small-Cap ETF	A-Share ETF		ETF
Assets:
Investments, at value (1) (2)	$95,945,118	$105,560,395	$91,093,971		$20,905,177
Short-term investments held as collateral for securities loaned (3)	2,617,525	652,906	—		—
Cash	—	—	1,739,976	(b)	—
Cash denominated in foreign currency, at value (4)	—	369,244	1,028,795	(c)	521,635 (d)
Receivables:
Investment securities sold	644,102	—	—		811,329
Shares sold	—	10,172	—		1,415,669
Due from Adviser	—	—	—		5,675
Dividends and interest	13,892	321,684	—		—
Swap contracts, at value	—	—	722,776		—
Prepaid expenses	1,864	2,740	449		—
Total assets	99,222,501	106,917,141	94,585,967		23,659,485

Liabilities:
Payables:
Investment securities purchased	118,631	—	—		598,110
Collateral for securities loaned	2,617,525	652,906	—		—
Line of credit	—	—	—		—
Shares redeemed	545,220	—	—		—
Due to Adviser	59,221	162,009	27,612		—
Due to custodian	11,549	1,899,441	—		1,581,777
Deferred Trustee fees	7,102	28,393	2,181		18
Accrued expenses	218,004	163,469	141,708		28,199
Total liabilities	3,577,252	2,906,218	171,501		2,208,104
NET ASSETS	$95,645,249	$104,010,923	$94,414,466		$21,451,381
Shares outstanding	3,650,000	4,900,000	2,050,000		750,000
Net asset value, redemption and offering price per share	$26.20	$21.23	$46.06		$28.60

Net assets consist of:
Aggregate paid in capital	124,507,978	$258,898,153	$73,393,274		$21,244,868
Net unrealized appreciation (depreciation)	(2,295,754)	(36,447,601)	22,711,927		218,194
Undistributed (accumulated) net investment income (loss)	(1,270,540)	(174,576)	(806,036)		(4,541)
Accumulated net realized loss	(25,296,435)	(118,265,053)	(884,699)		(7,140)
	$95,645,249	$104,010,923	$94,414,466		$21,451,381
(1) Value of securities on loan	$2,508,120	$581,842	$—		$—
(2) Cost of investments	$98,241,358	$142,002,653	$69,106,811		$20,687,424
(3) Cost of short-term investments held as collateral for securities loaned	$2,617,525	$652,906	$—		$—
(4) Cost of cash denominated in foreign currency	$—	$369,244	$1,026,719		$521,134

(a)	Represents consolidated Statement of Assets and Liabilities.
(b)	Includes $600,000 of segregated cash collateral for swap contracts.
(c)	Includes $12,673 of foreign investor minimum settlement reserve funds.
(d)	Includes $4,696 of foreign investor minimum settlement reserve funds.

See Notes to Financial Statements

76

		India
Egypt	Gulf States	Small-Cap	Indonesia	Indonesia
Index ETF	Index ETF	Index ETF(a)	Index ETF	Small-Cap ETF	Israel ETF	Poland ETF

$49,352,927	$18,736,205	$272,599,105	$184,560,835	$7,476,821	$44,386,155	$18,878,429
279,113	—	—	1,955,586	—	—	331,154
—	103,823	—	25,150	—	—	—
5,098,972	426	7,130,211	186,930	99,241	6,061	8,352

649,445	702	449,870	—	—	3,706	—
117,729	—	6,483,801	—	—	—	—
—	24,325	—	—	14,781	—	3,214
130,696	287	11,596	449,268	1,053	21,368	75,581
—	—	—	—	—	—	—
1,056	449	7,490	3,791	99	634	448
55,629,938	18,866,217	286,682,073	187,181,560	7,591,995	44,417,924	19,297,178

2,421	700	7,098,636	—	—	6,997	—
279,113	—	—	1,955,586	—	—	331,154
5,639,017	—	—	167,663	—	—	—
—	—	—	—	—	—	—
24,637	—	39,190	64,427	—	3,678	—
79,951	—	6,317,125	—	24,296	28,100	1,238
3,083	1,150	6,278	22,816	333	1,250	2,185
140,933	144,944	475,699	139,992	25,949	43,103	76,883
6,169,155	146,794	13,936,928	2,350,484	50,578	83,128	411,460
$49,460,783	$18,719,423	$272,745,145	$184,831,076	$7,541,417	$44,334,796	$18,885,718
824,974	700,000	6,124,967	7,600,000	550,000	1,500,000	1,050,000
$59.95	$26.74	$44.53	$24.32	$13.71	$29.56	$17.99

$59,325,569	$21,952,281	$295,191,326	$300,606,138	$10,289,259	$42,815,073	$36,917,199
9,385,290	3,779,180	51,563,608	(38,481,800)	(783,966)	1,713,305	(5,700,776)
(1,359,505)	(90,503)	(1,282,382)	220,179	(282,851)	(42,419)	(5,835)
(17,890,571)	(6,921,535)	(72,727,407)	(77,513,441)	(1,681,025)	(151,163)	(12,324,870)
$49,460,783	$18,719,423	$272,745,145	$184,831,076	$7,541,417	$44,334,796	$18,885,718
$259,430	$—	$—	$1,816,926	$—	$—	$310,225
$39,969,876	$14,957,026	$221,036,039	$222,940,580	$8,260,597	$42,672,954	$24,572,026
$279,113	$—	$—	$1,955,586	$—	$—	$331,154
$5,096,732	$426	$7,101,116	$187,483	$99,437	$6,038	$8,406

See Notes to Financial Statements

77

MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014 (continued)

		Russia
	Russia ETF	Small-Cap ETF	Vietnam ETF
Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$1,556,859,330	$54,336,091	$414,416,129
Affiliated issuers (3)	—	—	55,004,829
Short-term investments held as collateral for securities loaned (4)	—	—	3,737,824
Cash denominated in foreign currency, at value (5)	—	446,331	1,641,050
Receivables:
Investment securities sold	4,215,010	1,885	—
Shares sold	—	—	2,312,174
Due from Adviser	—	33,584	—
Dividends	19,774,404	159,567	460,356
Prepaid expenses	23,346	720	7,662
Total assets	1,580,872,090	54,978,178	477,580,024

Liabilities:
Payables:
Investment securities purchased	4,024,657	498,701	1,869,121
Collateral for securities loaned	—	—	3,737,824
Line of credit	24,672,223	—	—
Shares redeemed	1,174,065	—	—
Due to Adviser	694,387	—	210,175
Due to custodian	5,350,412	752,082	3,149,885
Distribution to shareholders	2,358,650	—	—
Deferred Trustee fees	105,755	1,282	24,839
Accrued expenses	547,202	152,824	355,500
Total liabilities	38,927,351	1,404,889	9,347,344
NET ASSETS	$1,541,944,739	$53,573,289	$468,232,680
Shares outstanding	101,650,000	2,733,318	24,850,000
Net asset value, redemption and offering price per share	$15.17	$19.60	$18.84

Net assets consist of:
Aggregate paid in capital	$3,721,815,080	$93,763,008	$593,338,639
Net unrealized appreciation (depreciation)	(897,797,558)	(30,629,375)	8,059,187
Accumulated net investment loss	(1,201,149)	(93,957)	(1,681,475)
Accumulated net realized loss	(1,280,871,634)	(9,466,387)	(131,483,671)
	$1,541,944,739	$53,573,289	$468,232,680
(1) Value of securities on loan	$—	$—	$3,551,413
(2) Cost of investments – Unaffiliated issuers	$2,454,572,261	$84,955,804	$402,435,073
(3) Cost of investments – Affiliated issuers	$—	$—	$58,926,611
(4) Cost of short-term investments held as collateral for securities loaned	$—	$—	$3,737,824
(5) Cost of cash denominated in foreign currency	$—	$448,965	$1,641,050

See Notes to Financial Statements

78

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MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Period Ended December 31, 2014

					ChinaAMC
	Africa	Brazil	ChinaAMC		SME-ChiNext
	Index ETF	Small-Cap ETF	A-Share ETF		ETF (a)
Income:
Dividends	$3,536,701	$5,362,392	$648,541		$2,330
Interest	—	—	—		—
Securities lending income	28,402	86,073	—		—
Foreign taxes withheld	(302,754)	(116,093)	(67,845)		(177)
Total income	3,262,349	5,332,372	580,696		2,153

Expenses:
Management fees	583,543	744,424	168,190		24,879
Professional fees	77,765	54,980	174,753		26,100
Insurance	2,049	4,565	632		—
Trustees’ fees and expenses	8,602	8,086	4,176		151
Reports to shareholders	18,000	17,876	18,000		4,500
Indicative optimized portfolio value fee	17,933	15,000	18,245		2,385
Custodian fees	165,397	87,923	117,751		8,610
Registration fees	13,023	5,000	5,000		2,205
Transfer agent fees	2,400	2,400	2,400		1,200
Fund accounting fees	15,381	10,239	35,843		3,821
Interest	23,464	14,798	969		—
Other	9,489	16,149	24,230		443
Total expenses	937,046	981,440	570,189		74,294
Waiver of management fees	(3,254)	(88,222)	(168,190)		(24,879)
Expenses assumed by the Adviser	—	—	(158,834)		(10,605)
Net expenses	933,792	893,218	243,165		38,810
Net investment income (loss)	2,328,557	4,439,154	337,531		(36,657)

Net realized gain (loss) on:
Investments	(4,404,365)	(37,907,787)	(884,735	)(c)	(7,140)
In-kind redemptions	1,294,098	(3,771,027)	—		—
Swap contracts	—	—	(2,551,644)		—
Foreign currency transactions and foreign denominated assets and liabilities	(168,425)	(60,156)	(141,775)		1,844
Net realized gain (loss)	(3,278,692)	(41,738,970)	(3,578,154)		(5,296)

Net change in unrealized appreciation (depreciation) on:
Investments	(14,521,328)	(1,201,976)	21,987,076		217,695
Swap contracts	—	—	2,441,097		—
Foreign currency transactions and foreign denominated assets and liabilities	(15,938)	(1,810)	2,075		499
Net change in unrealized appreciation (depreciation)	(14,537,266)	(1,203,786)	24,430,248		218,194
Net Increase (Decrease) in Net Assets Resulting from Operations	$(15,487,401)	$(38,503,602)	$21,189,625		$176,241

(a)	Commencement of operations for ChinaAMC SME-ChiNext ETF was July 23, 2014.
(b)	Represents consolidated Statement of Operations.
(c)	Net of foreign taxes of $35,308.

See Notes to Financial Statements

80

		India
Egypt Index	Gulf States	Small-Cap	Indonesia	Indonesia
ETF	Index ETF	Index ETF (b)	Index ETF	Small-Cap ETF	Israel ETF	Poland ETF

$1,119,692	$971,748	$4,421,883	$6,355,563	$112,775	$890,884	$1,029,524
—	20,758	—	—	—	—	—
10,444	644	—	19,212	—	—	84,406
(17,075)	(23,355)	(356)	(1,105,307)	(17,666)	(166,468)	(155,576)
1,113,061	969,795	4,421,527	5,269,468	95,109	724,416	958,354

348,176	127,811	1,295,270	1,109,358	35,498	222,752	136,467
67,474	79,500	141,165	68,532	62,479	52,535	60,236
983	445	13,404	6,239	166	502	518
5,565	2,457	55,197	12,157	2,591	4,441	4,091
10,000	8,500	36,666	25,500	8,000	14,500	5,000
15,000	12,090	20,162	20,162	17,183	19,660	15,000
173,696	279,070	469,704	153,314	21,432	200	32,348
5,297	5,112	8,647	25,000	5,308	6,156	5,000
1,655	2,400	5,031	2,400	2,400	1,800	2,400
7,580	6,412	63,932	18,198	5,560	10,525	4,309
34,907	2,609	101,274	15,149	115	2,844	896
3,538	2,085	169,473	12,446	2,620	3,472	3,008
673,871	528,491	2,379,925	1,468,455	163,352	339,387	269,273
—	(127,811)	(76,691)	(188,638)	(35,498)	(73,696)	(104,617)
—	(147,560)	—	—	(84,432)	—	—
673,871	253,120	2,303,234	1,279,817	43,422	265,691	164,656
439,190	716,675	2,118,293	3,989,651	51,687	458,725	793,698

334,214	208,652	3,533,340	(19,062,177)	14,502	(41,902)	(1,141,923)
920,210	3,099	873,004	(1,216,754)	—	836,661	615,753
—	—	—	—	—	—	—
(229,953)	(49,017)	(734,778)	(62,752)	(6,124)	(20,410)	(17,500)
1,024,471	162,734	3,671,566	(20,341,683)	8,378	774,349	(543,670)

2,321,491	(822,717)	51,511,541	46,883,605	1,123,255	(1,383,857)	(4,285,435)
—	—	—	—	—	—	—
11,319	—	(6,893)	(6,038)	(221)	(686)	(7,933)
2,332,810	(822,717)	51,504,648	46,877,567	1,123,034	(1,384,543)	(4,293,368)
$3,796,471	$56,692	$57,294,507	$30,525,535	$1,183,099	$(151,469)	$(4,043,340)

See Notes to Financial Statements

81

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Period Ended December 31, 2014

(continued)

		Russia
	Russia ETF	Small-Cap ETF	Vietnam ETF
Income:
Dividends – unaffiliated issuers	$79,870,848	$1,722,566	$14,432,970
Dividends – affiliated issuers	—	—	1,246,133
Securities lending income	177,615	4,620	12,239
Foreign taxes withheld	(11,990,622)	(218,342)	(97,930)
Total income	68,057,841	1,508,844	15,593,412

Expenses:
Management fees	7,512,360	243,127	2,617,154
Professional fees	171,076	81,662	86,506
Insurance	27,043	629	9,068
Trustees’ fees and expenses	61,739	4,040	36,965
Reports to shareholders	100,000	15,100	57,500
Indicative optimized portfolio value fee	15,000	17,516	17,445
Custodian fees	1,037,159	81,266	495,311
Registration fees	12,500	5,396	24,218
Transfer agent fees	1,500	2,400	2,400
Fund accounting fees	81,110	5,526	32,055
Interest	82,294	6,608	65,685
Other	106,117	1,567	13,696
Total expenses	9,207,898	464,837	3,458,003
Waiver of management fees	—	(132,440)	—
Net expenses	9,207,898	332,397	3,458,003
Net investment income	58,849,943	1,176,447	12,135,409

Net realized gain (loss) on:
Investments – unaffiliated issuers	(252,540,164)	(5,777,786)	15,822,249 (a)
Investments – affiliated issuers	—	—	11,056,973
In-kind redemptions	(5,574,687)	—	4,334,704
Foreign currency transactions and foreign denominated assets and liabilities	(215,007)	(20,599)	(1,350,348)
Net realized gain (loss)	(258,329,858)	(5,798,385)	29,863,578

Net change in unrealized appreciation (depreciation) on:
Investments	(712,328,645)	(30,658,347)	(37,226,379)
Foreign currency transactions and foreign denominated assets and liabilities	(84,636)	(9,645)	(249)
Net change in unrealized appreciation (depreciation)	(712,413,281)	(30,667,992)	(37,226,628)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(911,893,196)	$(35,289,930)	$4,772,359

(a)	Net of foreign taxes of $363,645.

See Notes to Financial Statements

82

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MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Africa Index ETF		Brazil Small-Cap ETF

	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
Operations:
Net investment income (loss)	$2,328,557	$2,310,338	$4,439,154	$3,949,604
Net realized gain (loss)	(3,278,692)	(6,053,242)	(41,738,970)	(50,324,581)
Net change in unrealized appreciation (depreciation)	(14,537,266)	6,332,017	(1,203,786)	(70,781,897)
Net increase (decrease) in net assets resulting from operations	(15,487,401)	2,589,113	(38,503,602)	(117,156,874)

Dividends to shareholders:
Dividends from net investment income	(2,800,900)	(2,901,500)	(4,460,000)	(3,697,200)

Share transactions:**
Proceeds from sale of shares	19,098,796	38,152,839	25,922,376	14,808,325
Cost of shares redeemed	(13,409,985)	(14,222,535)	(75,838,574)	(249,879,083)
Increase (Decrease) in net assets resulting from share transactions	5,688,811	23,930,304	(49,916,198)	(235,070,758)
Total increase (decrease) in net assets	(12,599,490)	23,617,917	(92,879,800)	(355,924,832)
Net Assets, beginning of period	108,244,739	84,626,822	196,890,723	552,815,555
Net Assets, end of period†	$95,645,249	$108,244,739	$104,010,923	$196,890,723
† Including undistributed (accumulated) net investment income (loss)	$(1,270,540)	$(722,132)	$(174,576)	$(232,821)

** Shares of Common Stock Issued (no par value)
Shares sold	600,000	1,250,000	900,000	350,000
Shares redeemed	(450,000)	(500,000)	(2,650,000)	(6,800,000)
Net increase (decrease)	150,000	750,000	(1,750,000)	(6,450,000)

(a)	Commencement of operations
(b)	Share activity has been adjusted to reflect the 1 for 4 reverse share split which took place on July 1, 2013 (See Note 10).

See Notes to Financial Statements

84

		ChinaAMC
ChinaAMC A-Share ETF		SME-ChiNext ETF	Egypt Index ETF (b)
		For the Period
For the Year	For the Year	July 23, 2014 (a)	For the Year	For the Year
Ended	Ended	through	Ended	Ended
December 31,	December 31,	December 31,	December 31,	December 31,
2014	2013	2014	2014	2013

$337,531	$(253,464)	$(36,657)	$439,190	$933,380
(3,578,154)	2,308,584	(5,296)	1,024,471	(3,263,344)
24,430,248	(4,880,324)	218,194	2,332,810	8,796,487
21,189,625	(2,825,204)	176,241	3,796,471	6,466,523

—	(663,100)	—	(2,275,278)	(912,597)

57,197,980	12,487,315	21,275,140	45,920,660	30,972,177
(13,316,976)	(12,823,852)	—	(46,552,491)	(24,279,902)
43,881,004	(336,537)	21,275,140	(631,831)	6,692,275
65,070,629	(3,824,841)	21,451,381	889,362	12,246,201
29,343,837	33,168,678	—	48,571,421	36,325,220
$94,414,466	$29,343,837	$21,451,381	$49,460,783	$48,571,421
$(806,036)	$1,435,348	$(4,541)	$(1,359,505)	$(88,762)

1,550,000	350,000	750,000	650,000	662,500
(450,000)	(400,000)	—	(700,000)	(500,026)
1,100,000	(50,000)	750,000	(50,000)	162,474

See Notes to Financial Statements

85

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Gulf States Index ETF		India Small-Cap Index ETF (b)(c)

	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
Operations:
Net investment income	$716,675	$301,011	$2,118,293	$752,069
Net realized gain (loss)	162,734	59,482	3,671,566	(40,976,919)
Net change in unrealized appreciation (depreciation)	(822,717)	3,418,790	51,504,648	289,326
Net increase (decrease) in net assets resulting from operations	56,692	3,779,283	57,294,507	(39,935,524)

Dividends and Distributions to shareholders:
Dividends from net investment income	(725,200)	(330,000)	(2,599,111)	(489,970)
Distributions from net realized capital gains	—	—	—	—
Total Dividends and Distributions	(725,200)	(330,000)	(2,599,111)	(489,970)

Share transactions:**
Proceeds from sale of shares	16,014,980	2,524,105	281,663,440	76,125,451
Cost of shares redeemed	(12,878,309)	—	(173,965,590)	(19,347,066)
Increase (Decrease) in net assets resulting from share transactions	3,136,671	2,524,105	107,697,850	56,778,385
Total increase (decrease) in net assets	2,468,163	5,973,388	162,393,246	16,352,891
Net Assets, beginning of period	16,251,260	10,277,872	110,351,899	93,999,008
Net Assets, end of period†	$18,719,423	$16,251,260	$272,745,145	$110,351,899
† Including undistributed (accumulated) net investment income (loss)	$(90,503)	$(57,494)	$(1,282,382)	$(130,480)

** Shares of Common Stock Issued (no par value)
Shares sold	500,000	100,000	6,450,000	2,037,500
Shares redeemed	(400,000)	—	(3,850,000)	(637,533)
Net increase (decrease)	100,000	100,000	2,600,000	1,399,967

(a)	Commencement of operations
(b)	Represents consolidated Statement of Changes in Net Assets.
(c)	Share activity has been adjusted to reflect the 1 for 4 reverse share split which took place July 1, 2013 (See Note 10).

See Notes to Financial Statements

86

Indonesia Index ETF		Indonesia Small-Cap ETF		Israel ETF
					For the Period
For the Year	For the Year	For the Year	For the Year	For the Year	June 25, 2013 (a)
Ended	Ended	Ended	Ended	Ended	through
December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
2014	2013	2014	2013	2014	2013

$3,989,651	$6,667,638	$51,687	$29,047	$458,725	$103,655
(20,341,683)	(22,840,311)	8,378	(1,062,439)	774,349	930,708
46,877,567	(57,594,462)	1,123,034	(1,211,823)	(1,384,543)	3,097,848
30,525,535	(73,767,135)	1,183,099	(2,245,215)	(151,469)	4,132,211

(3,822,800)	(6,354,300)	(330,000)	(41,400)	(449,600)	(163,000)
—	—	—	—	(739,200)	—
(3,822,800)	(6,354,300)	(330,000)	(41,400)	(1,188,800)	(163,000)

88,798,696	79,387,801	1,430,451	7,914,461	20,140,403	31,311,472
(114,288,780)	(220,743,389)	—	(2,577,927)	(4,501,621)	(5,244,400)
(25,490,084)	(141,355,588)	1,430,451	5,336,534	15,638,782	26,067,072
1,212,651	(221,477,023)	2,283,550	3,049,919	14,298,513	30,036,283
183,618,425	405,095,448	5,257,867	2,207,948	30,036,283	—
$184,831,076	$183,618,425	$7,541,417	$5,257,867	$44,334,796	$30,036,283
$220,179	$90,941	$(282,851)	$(3,729)	$(42,419)	$(56,146)

3,500,000	2,650,000	100,000	450,000	650,000	1,200,000
(4,650,000)	(8,050,000)	—	(150,000)	(150,000)	(200,000)
(1,150,000)	(5,400,000)	100,000	300,000	500,000	1,000,000

See Notes to Financial Statements

87

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Poland ETF		Russia ETF
	For the Year	For the Year	For the Year	For the Year
	Ended	Ended	Ended	Ended
	December 31,	December 31,	December 31,	December 31,
	2014	2013	2014	2013
Operations:
Net investment income	$793,698	$953,068	$58,849,943	$32,713,981
Net realized gain (loss)	(543,670)	(2,324,915)	(258,329,858)	(96,307,756)
Net change in unrealized appreciation (depreciation)	(4,293,368)	2,353,584	(712,413,281)	(7,548,735)
Net increase (decrease) in net assets resulting from operations	(4,043,340)	981,737	(911,893,196)	(71,142,510)

Dividends to shareholders:
Dividends from net investment income	(795,000)	(972,400)	(62,617,750)	(30,496,200)
Return of capital	—	—	—	—
Total Dividends and Distributions	(795,000)	(972,400)	(62,617,750)	(30,496,200)

Share transactions:**
Proceeds from sale of shares	3,211,851	3,557,625	1,844,214,533	1,087,492,071
Cost of shares redeemed	(10,001,503)	(5,319,246)	(515,479,048)	(1,432,363,085)
Increase (Decrease) in net assets resulting from share transactions	(6,789,652)	(1,761,621)	1,328,735,485	(344,871,014)
Total increase (decrease) in net assets	(11,627,992)	(1,752,284)	354,224,539	(446,509,724)
Net Assets, beginning of year	30,513,710	32,265,994	1,187,720,200	1,634,229,924
Net Assets, end of year†	$18,885,718	$30,513,710	$1,541,944,739	$1,187,720,200
† Including undistributed (accumulated) net investment income (loss)	$(5,835)	$12,968	$(1,201,149)	$2,241,789

** Shares of Common Stock Issued (no par value)
Shares sold	150,000	150,000	82,850,000	39,700,000
Shares redeemed	(450,000)	(250,000)	(22,600,000)	(53,450,000)
Net increase (decrease)	(300,000)	(100,000)	60,250,000	(13,750,000)

(a)	Share activity has been adjusted to reflect the 1 for 3 reverse share split which took place on July 1, 2013 (See Note 10).

See Notes to Financial Statements

88

Russia Small-Cap ETF(a)		Vietnam ETF
For the Year	For the Year	For the Year	For the Year
Ended	Ended	Ended	Ended
December 31,	December 31,	December 31,	December 31,
2014	2013	2014	2013

$1,176,447	$82,027	$12,135,409	$11,616,560
(5,798,385)	(1,537,346)	29,863,578	(34,499,100)
(30,667,992)	899,920	(37,226,628)	52,775,977
(35,289,930)	(555,399)	4,772,359	29,893,437

(1,048,827)	(459,982)	(12,186,983)	(12,009,950)
—	—	(410,017)	—
(1,048,827)	(459,982)	(12,597,000)	(12,009,950)

73,721,359	13,141,215	205,673,846	163,236,572
—	(4,211,617)	(102,250,794)	(95,157,412)
73,721,359	8,929,598	103,423,052	68,079,160
37,382,602	7,914,217	95,598,411	85,962,647
16,190,687	8,276,470	372,634,269	286,671,622
$53,573,289	$16,190,687	$468,232,680	$372,634,269
$(93,957)	$(204,208)	$(1,681,475)	$(1,847,165)

2,350,000	300,000	9,850,000	8,200,000
—	(100,015)	(5,000,000)	(5,000,000)
2,350,000	199,985	4,850,000	3,200,000

See Notes to Financial Statements

89

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Africa Index ETF
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$30.93	$30.77	$26.06	$34.68	$28.15
Income from investment operations:
Net investment income	0.64	0.67	1.05	1.00	0.44
Net realized and unrealized gain (loss) on investments	(4.61)	0.32	4.72	(8.65)	6.47
Total from investment operations	(3.97)	0.99	5.77	(7.65)	6.91
Less:
Dividends from net investment income	(0.76)	(0.83)	(1.06)	(0.97)	(0.38)
Net asset value, end of year	$26.20	$30.93	$30.77	$26.06	$34.68
Total return (a)	(12.86)%	3.24%	22.15%	(22.06)%	24.57%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$95,645	$108,245	$84,627	$63,838	$107,515
Ratio of gross expenses to average net assets	0.80%	0.93%	0.91%	1.07%	0.95%
Ratio of net expenses to average net assets	0.80%	0.81%	0.80%	0.81%	0.83%
Ratio of net expenses, excluding interest expense, to average net assets	0.78%	0.78%	0.78%	0.81%	0.83%
Ratio of net investment income to average net assets	2.00%	2.35%	3.63%	2.61%	1.63%
Portfolio turnover rate	30%	86%	24%	24%	19%

	Brazil Small-Cap ETF
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$29.61	$42.20	$36.35	$57.19	$48.39
Income from investment operations:
Net investment income	0.88	0.54	0.62	1.04	0.72
Net realized and unrealized gain (loss) on investments	(8.37)	(12.58)	5.88	(16.75)	11.65
Total from investment operations	(7.49)	(12.04)	6.50	(15.71)	12.37
Less:
Dividends from net investment income	(0.89)	(0.55)	(0.62)	(1.12)	(0.78)
Distributions from net realized capital gains	—	—	(0.03)	(4.01)	(2.79)
Total dividends and distributions	(0.89)	(0.55)	(0.65)	(5.13)	(3.57)
Net asset value, end of year	$21.23	$29.61	$42.20	$36.35	$57.19
Total return (a)	(25.19)%	(28.58)%	17.86%	(27.47)%	25.57%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$104,011	$196,891	$552,816	$512,575	$1,078,117
Ratio of gross expenses to average net assets	0.66%	0.64%	0.64%	0.62%	0.65%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%	0.62%	0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.59%	0.59%	0.59%	0.62%	0.64%
Ratio of net investment income to average net assets	2.99%	1.11%	1.42%	1.82%	1.67%
Portfolio turnover rate	64%	33%	76%	64%	84%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

90

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	ChinaAMC A-Share ETF
					For the Period October 13, 2010(a) through
	For the Year Ended December 31,				December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$30.89	$33.17	$30.28	$38.81	$40.75
Income from investment operations:
Net investment income (loss)	0.32 (f)	(0.40)	— (e)	(0.27)	(0.07)
Net realized and unrealized gain (loss) on investments	14.85	(1.18)	2.89	(8.26)	(0.77)
Total from investment operations	15.17	(1.58)	2.89	(8.53)	(0.84)
Less:
Dividends from net investment income	—	(0.70)	—	—	(1.08)
Return of capital	—	—	—	—	(0.02)
Total dividends	—	(0.70)	—	—	(1.10)
Net asset value, end of period	$46.06	$30.89	$33.17	$30.28	$38.81
Total return (b)	49.11%	(4.74)%	9.54%	(21.98)%	(2.00	)%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$94,414	$29,344	$33,169	$15,139	$19,404
Ratio of gross expenses to average net assets	1.69%	1.14%	2.21%	1.71%	1.11	%(c)
Ratio of net expenses to average net assets	0.72%	0.72%	0.72%	0.72%	0.72	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.72%	0.72%	0.72%	0.72%	0.72	%(c)
Ratio of net investment income (loss) to average net assets	1.00%	(0.70)%	(0.69)%	(0.71)%	(0.70	)%(c)
Portfolio turnover rate	59%	0%	0%	0%	0	%(d)

	ChinaAMC SME-ChiNext ETF
	For the Period July 23, 2014 (a) through December 31, 2014
Net asset value, beginning of period	$24.68
Income from investment operations:
Net investment loss	(0.05)
Net realized and unrealized gain on investments	3.97
Total from investment operations	3.92
Net asset value, end of period	$28.60
Total return (b)	15.88	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$21,451
Ratio of gross expenses to average net assets	1.48	%(c)
Ratio of net expenses to average net assets	0.78	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.78	%(c)
Ratio of net investment loss to average net assets	(0.73	)%(c)
Portfolio turnover rate	7	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
(e)	Amount represents less than $0.005 per share
(f)	Calculated based upon average shares outstanding.

See Notes to Financial Statements

91

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Egypt Index ETF #
					For the Period February 16, 2010(a) through
	For the Year Ended December 31,				December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$55.51	$51.00	$38.56	$79.20	$82.29
Income from investment operations:
Net investment income	0.53	1.13	3.48	1.40	0.52
Net realized and unrealized gain (loss) on investments	6.67	4.42	12.68	(40.88)		(2.97)
Total from investment operations	7.20	5.55	16.16	(39.48)		(2.45)
Less:
Dividends from net investment income	(2.76)	(1.04)	(3.72)	(1.16)		(0.64)
Net asset value, end of period	$59.95	$55.51	$51.00	$38.56	$79.20
Total return (b)	12.92%	10.90%	41.94%	(49.84)%	(2.98	)%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$49,461	$48,571	$36,325	$36,155	$10,887
Ratio of gross expenses to average net assets	0.97%	1.18%	1.08%	1.20%	4.14	%(c)
Ratio of net expenses to average net assets	0.97%	0.98%	0.96%	0.94%	0.94	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.92%	0.94%	0.94%	0.94%	0.94	%(c)
Ratio of net investment income to average net assets	0.63%	2.31%	5.29%	2.40%	1.57	%(c)
Portfolio turnover rate	69%	78%	50%	54%	49	%(d)

	Gulf States Index ETF
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$27.09	$20.56	$20.10	$23.30	$19.04
Income from investment operations:
Net investment income	1.04	0.51	0.62	0.80	0.21
Net realized and unrealized gain (loss) on investments	(0.35)	6.57	0.45	(3.20)	4.28
Total from investment operations	0.69	7.08	1.07	(2.40)	4.49
Less:
Dividends from net investment income	(1.04)	(0.55)	(0.61)	(0.80)		(0.23)
Net asset value, end of year	$26.74	$27.09	$20.56	$20.10	$23.30
Total return (b)	2.41%	34.46%	5.30%	(10.30)%		23.57%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$18,719	$16,251	$10,278	$14,070	$22,132
Ratio of gross expenses to average net assets	2.07%	2.59%	3.19%	1.94%		2.53%
Ratio of net expenses to average net assets	0.99%	0.98%	0.99%	0.98%		0.98%
Ratio of net expenses, excluding interest expense, to average net assets	0.98%	0.98%	0.98%	0.98%		0.98%
Ratio of net investment income to average net assets	2.80%	2.24%	2.78%	2.69%		1.71%
Portfolio turnover rate	77%	32%	16%	29%		18%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

92

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	India Small-Cap Index ETF *
					For the Period August 24, 2010(a) through
	For the Year Ended December 31,				December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of period	$31.31	$44.24	$35.28	$81.00	$78.80
Income from investment operations:
Net investment income (loss)	0.37	0.25	0.36	0.40		(0.04)
Net realized and unrealized gain (loss) on investments	13.29	(13.04)	8.64	(45.44)	2.24
Total from investment operations	13.66	(12.79)	9.00	(45.04)	2.20
Less:
Dividends from net investment income	(0.44)	(0.14)	(0.04)	(0.64)	—
Distributions from net realized capital gains	—	—	—	(0.04)	—
Total dividends and distributions	(0.44)	(0.14)	(0.04)	(0.68)	—
Net asset value, end of period	$44.53	$31.31	$44.24	$35.28	$81.00
Total return (b)	43.65%	(28.91)%	25.54%	(55.63)%	2.79	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$272,745	$110,352	$93,999	$30,881	$53,658
Ratio of gross expenses to average net assets	0.92%	1.39%	1.68%	1.72%	1.46	%(c)
Ratio of net expenses to average net assets	0.89%	0.93%	0.91%	0.85%	0.85	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.85%	0.85%	0.85%	0.85%	0.85	%(c)
Ratio of net investment income (loss) to average net assets	0.82%	0.73%	0.28%	0.67%	(0.17	)%(c)
Portfolio turnover rate	120%	77%	65%	76%	29	%(d)

	Indonesia Index ETF #
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$20.98	$28.63	$28.48	$28.87	$20.68
Income from investment operations:
Net investment income	0.53	0.75	0.54	0.15	0.25
Net realized and unrealized gain (loss) on investments	3.31	(7.68)	0.12	(0.09)	8.21
Total from investment operations	3.84	(6.93)	0.66	0.06	8.46
Less:
Dividends from net investment income	(0.50)	(0.72)	(0.51)	(0.45)		(0.27)
Net asset value, end of year	$24.32	$20.98	$28.63	$28.48	$28.87
Total return (b)	18.34%	(24.20)%	2.31%	0.22%		40.94%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$184,831	$183,618	$405,095	$471,304	$623,500
Ratio of gross expenses to average net assets	0.66%	0.67%	0.65%	0.64%		0.60%
Ratio of net expenses to average net assets	0.58%	0.57%	0.59%	0.61%		0.60%
Ratio of net expenses, excluding interest expense, to average net assets	0.57%	0.57%	0.58%	0.61%		0.60%
Ratio of net investment income to average net assets	1.80%	1.95%	1.70%	1.43%		1.31%
Portfolio turnover rate	12%	20%	19%	18%		31%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
#	On February 1, 2011, the Fund effected a share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.
*	On July 1, 2013, the Fund effected a 1 for 4 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

93

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Indonesia Small-Cap ETF
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013		For the Period March 20, 2012(a) through December 31, 2012
Net asset value, beginning of period	$11.68	$14.72		$19.89
Income from investment operations:
Net investment income	0.10	0.16		0.08
Net realized and unrealized gain (loss) on investments	2.53	(3.11)		(4.98)
Total from investment operations	2.63	(2.95)		(4.90)
Less:
Dividends from net investment income	(0.60)	(0.09)		(0.27)
Net asset value, end of period	$13.71	$11.68		$14.72
Total return (b)	22.52%	(20.02)%		(24.65	)%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$7,541	$5,258		$2,208
Ratio of gross expenses to average net assets	2.30%	2.69%		2.71	%(c)
Ratio of net expenses to average net assets	0.61%	0.61%		0.61	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.61%	0.61%		0.61	%(c)
Ratio of net investment income to average net assets	0.73%	0.46%		0.48	%(c)
Portfolio turnover rate	46%	68%		51	%(d)
	Israel ETF
	For the Year Ended December 31, 2014	For the Period June 25, 2013(a) through December 31, 2013
Net asset value, beginning of period	$30.04	$25.30
Income from investment operations:
Net investment income	0.31	0.10
Net realized and unrealized gain (loss) on investments	(0.05)	4.80
Total from investment operations	0.26	4.90
Less:
Dividends from net investment income	(0.28)	(0.16)
Distributions from net realized capital gains	(0.46)	—
Total dividends and distributions	(0.74)	(0.16)
Net asset value, end of period	$29.56	$30.04
Total return (b)	0.88%	19.39	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$44,335	$30,036
Ratio of gross expenses to average net assets	0.76%	0.94	%(c)
Ratio of net expenses to average net assets	0.60%	0.59	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.59%	0.59	%(c)
Ratio of net investment income to average net assets	1.03%	0.83	%(c)
Portfolio turnover rate	17%	24	%(d)

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized

See Notes to Financial Statements

94

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each year:

	Poland ETF
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$22.60	$22.25	$17.24	$27.10	$24.08
Income from investment operations:
Net investment income	0.80	0.74	0.84	0.81	0.23
Net realized and unrealized gain (loss) on investments	(4.61)	0.36	4.99	(9.92)	3.02
Total from investment operations	(3.81)	1.10	5.83	(9.11)	3.25
Less:
Dividends from net investment income	(0.80)	(0.75)	(0.82)	(0.75)	(0.23)
Net asset value, end of year	$17.99	$22.60	$22.25	$17.24	$27.10
Total return (a)	(16.90)%	4.92%	33.82%	(33.60)%	13.49%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$18,886	$30,514	$32,266	$31,034	$52,842
Ratio of gross expenses to average net assets	0.99%	1.07%	1.03%	0.84%	0.94%
Ratio of net expenses to average net assets	0.60%	0.61%	0.61%	0.61%	0.67%
Ratio of net expenses, excluding interest expense, to average net assets	0.60%	0.61%	0.60%	0.61%	0.67%
Ratio of net investment income to average net assets	2.91%	3.31%	3.79%	2.61%	1.39%
Portfolio turnover rate	19%	21%	20%	27%	35%
	Russia ETF
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$28.69	$29.63	$26.32	$37.47	$31.05
Income from investment operations:
Net investment income	0.59	0.80	0.73	0.59	0.17
Net realized and unrealized gain (loss) on investments	(13.45)	(1.00)	3.31	(11.16)	6.43
Total from investment operations	(12.86)	(0.20)	4.04	(10.57)	6.60
Less:
Dividends from net investment income	(0.66)	(0.74)	(0.73)	(0.58)	(0.18)
Net asset value, end of year	$15.17	$28.69	$29.63	$26.32	$37.47
Total return (a)	(44.95)%	(0.65)%	15.35%	(28.20)%	21.27%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,541,945	$1,187,720	$1,634,230	$1,557,002	$2,607,965
Ratio of gross expenses to average net assets	0.61%	0.71%	0.63%	0.62%	0.71%
Ratio of net expenses to average net assets	0.61%	0.63%	0.62%	0.62%	0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.61%	0.62%	0.62%	0.62%	0.65%
Ratio of net investment income to average net assets	3.92%	2.52%	2.28%	1.25%	0.62%
Portfolio turnover rate	23%	27%	41%	29%	16%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the year. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

95

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Russia Small-Cap ETF #
	For the Year Ended December 31,			For the Period April 13, 2011(a) through December 31,
	2014	2013	2012	2011
Net asset value, beginning of period	$42.24	$45.15	$47.58	$74.88
Income from investment operations:
Net investment income	0.91	0.30	0.72	0.21
Net realized and unrealized loss on investments	(23.14)	(2.01)	(2.22)	(27.30)
Total from investment operations	(22.23)	(1.71)	(1.50)	(27.09)
Less:
Dividends from net investment income	(0.41)	(1.20)	(0.93)	(0.21)
Net asset value, end of period	$19.60	$42.24	$45.15	$47.58
Total return (b)	(52.67)%	(3.77)%	(3.17)%	(36.18	)%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$53,573	$16,191	$8,276	$3,172
Ratio of gross expenses to average net assets	0.95%	1.87%	2.21%	7.02	%(c)
Ratio of net expenses to average net assets	0.68%	0.67%	0.71%	0.67	%(c)
Ratio of net expenses, excluding interest expense, to average net assets	0.67%	0.67%	0.67%	0.67	%(c)
Ratio of net investment income to average net assets	2.42%	0.59%	1.63%	0.52	%(c)
Portfolio turnover rate	32%	74%	67%	41	%(d)
	Vietnam ETF
	For the Year Ended December 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$18.63	$17.06	$14.76	$25.34		$25.12
Income from investment operations:
Net investment income	0.51	0.59	0.35	0.19		0.40
Net realized and unrealized gain (loss) on investments	0.21	1.58	2.32	(10.61)		0.16
Total from investment operations	0.72	2.17	2.67	(10.42)		0.56
Less:
Dividends from net investment income	(0.49)	(0.60)	(0.37)	(0.16)		(0.34)
Distributions from net realized capital gains	—	—	—	—		—
Return of capital	(0.02)	—	—	—		—
Total dividends and distributions	(0.51)	(0.60)	(0.37)	(0.16)		(0.34)
Net asset value, end of year	$18.84	$18.63	$17.06	$14.76		$25.34
Total return (b)	3.95%	12.75%	18.07%	(41.11)%		2.24%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$468,233	$372,634	$286,672	$198,525		$243,294
Ratio of gross expenses to average net assets	0.66%	0.72%	0.76%	0.86%		0.92%
Ratio of net expenses to average net assets	0.66%	0.72%	0.76%	0.76%		0.84%
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.70%	0.74%	0.76%		0.84%
Ratio of net investment income to average net assets	2.32%	2.98%	2.08%	1.00%		2.47%
Portfolio turnover rate	67%	48%	54%	43%		45%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Annualized
(d)	Not Annualized
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split as described in the Notes to Financial Statements (See Note 10). Per share data has been adjusted to give effect to the share split.

See Notes to Financial Statements

96

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of December 31, 2014, offers fifty-five investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC A-Share ETF, ChinaAMC SME-ChiNext ETF, Egypt Index ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Israel ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (each a “Fund” and, together, the “Funds”). China Asset Management (Hong Kong) Limited (the “Sub-Adviser”) is the sub-adviser to ChinaAMC A-Share ETF (effective January 7, 2014) and ChinaAMC SME-ChiNext ETF. ChinaAMC A-Share ETF and ChinaAMC SME-ChiNext ETF seek to achieve their investment objective by primarily investing directly in A-shares via the A-share quota granted to the Sub-Adviser. India Small-Cap Index ETF makes its investments through the India Small-Cap Mauritius Fund (the “Subsidiary”), a wholly owned subsidiary organized in the Republic of Mauritius. Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index published by the China Securities Index Co. Ltd., BlueStar Global Investors LLC or Market Vectors Index Solutions GmbH, a wholly-owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective indices are presented below:

Commencement
Fund	of Operations	Index
Africa Index ETF	July 10, 2008	Market Vectors® GDP Africa Index*
Brazil Small-Cap ETF	May 12, 2009	Market Vectors® Brazil Small-Cap Index*
ChinaAMC A-Share ETF **	October 13, 2010	CSI 300 Index
ChinaAMC SME-ChiNext ETF	July 23, 2014	SME-ChiNext 100 Index
Egypt Index ETF	February 16, 2010	Market Vectors® Egypt Index*
Gulf States Index ETF	July 22, 2008	Market Vectors® GDP GCC Index*
India Small-Cap Index ETF	August 24, 2010	Market Vectors® India Small-Cap Index*
Indonesia Index ETF	January 15, 2009	Market Vectors® Indonesia Index*
Indonesia Small-Cap ETF	March 20, 2012	Market Vectors® Indonesia Small-Cap Index*
Israel ETF	June 25, 2013	BlueStar Israel Global IndexTM
Poland ETF	November 24, 2009	Market Vectors® Poland Index*
Russia ETF	April 24, 2007	Market Vectors® Russia Index*
Russia Small-Cap ETF	April 13, 2011	Market Vectors® Russia Small-Cap Index*
Vietnam ETF	August 11, 2009	Market Vectors® Vietnam Index*

*	Published by Market Vectors Index Solutions GmbH.
**	Effective January 7, 2014, the Fund changed its name from China ETF to ChinaAMC A-Share ETF.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services — Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded
97

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NOTES TO FINANCIAL STATEMENTS

(continued)

they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Basis for Consolidation—The Subsidiary, an Indian exempted company, was incorporated on February 25, 2010 and acts as an investment vehicle for the India Small-Cap Index ETF (the “SCIF”) in order to effect certain investments on behalf of the SCIF. The SCIF is the sole shareholder of the Subsidiary, and it is intended that the SCIF will remain the sole shareholder and will continue to control the Subsidiary. The consolidated financial statements of the SCIF include the financial results of its wholly-owned subsidiary. All material interfund account balances and transactions have been eliminated in consolidation.

C.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
98

D.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each Fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

E.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

F.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

G.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase agreements held as of December 31, 2014 are reflected in the Schedules of Investments.

H.	Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. Details of this disclosure are found below:

Swap Agreements—The Funds may enter into swap transactions to gain investment exposure for total return or for hedging purposes. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net payment to be received by the Funds and/or the termination value at the end of the contract. Therefore, the Funds consider the creditworthiness of each counterparty to a contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. Entering into these agreements involves, to varying degrees, market risk, liquidity risk and elements of credit, legal and documentation risk in excess of amounts recognized in the Statements of Assets
99

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

and Liabilities. The Funds may pay or receive cash as collateral on these contracts which may be recorded as an asset and/or liability. The Funds must set aside liquid assets, or engage in other appropriate measures, to cover their obligations under these contracts. Swap contracts are marked to market daily and the change in value, if any, is recorded as unrealized appreciation or depreciation. Upfront payments, if any, made and/or received by the Funds are recorded as an asset and/or liability and realized gains or losses are recognized over the contract’s term/event. Periodic payments received or made on swap contracts are recorded as realized gains or losses. Gains or losses are realized upon termination of a swap contract and are recorded in the Statements of Operations. The Funds, other than ChinaAMC A-Share ETF, held no swap contracts during the year ended December 31, 2014. ChinaAMC A-Share ETF invests in the following type of swap:

A total return swap is an agreement that gives a Fund the right to receive the appreciation in the value of a specified security index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund may also be required to pay the dollar value of that decline to the counterparty. During the year ended December 31, 2014, the average monthly notional amount of the total return swap contracts in ChinaAMC A-Share ETF was $1,584,549. Outstanding total return swap contracts for the ChinaAMC A-Share ETF held at December 31, 2014 are reflected in the Schedule of Investments.

At December 31, 2014, ChinaAMC A-Share ETF held the following derivatives:

Asset derivatives
Equity risk
Swap contracts, at value[1]	$722,776

[1]	Statements of Assets and Liabilities location: Swap contracts, at value

For ChinaAMC A-Share ETF, the impact of transactions in derivative instruments, during the year ended December 31, 2014, were as follows:

Equity risk
Realized gain(loss):
Swap contracts[2]	$(2,551,644)
Net change in unrealized appreciation (depreciation):
Swap contracts[3]	2,441,097

[2]	Statements of Operations location: Net realized gain (loss) on swap contracts
[3]	Statements of Operations location: Net change in unrealized appreciation (depreciation) on swap contracts

I.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at December 31, 2014 is presented in the Schedules of Investments. Refer to related disclosures in Note 2G (Repurchase Agreements) and Note 9 (Securities Lending).

The table below presents both gross and net information about the derivative instruments eligible for offset in the Statements of Assets and Liabilities, subject to master netting or other similar agreements, as well as financial collateral received or pledged (including cash collateral and margin) as of December 31, 2014. Refer to the Schedules of Investments and Statements of Assets and Liabilities for collateral received or pledged as of December 31, 2014.
100

				Net Amount of	Financial
		Gross	Gross Amount	Assets Presented	Instruments
		Amount of	Offset in the	in the Statements	and Cash
		Recognized	Statements of Assets	of Assets and	Collateral	Net
Fund	Description	Assets	and Liabilities	Liabilities	Received*	Amount
ChinaAMC A-Share ETF	Swap contracts, at value	$722,776	$—	$722,776	$—	$722,776

*	Gross amounts not offset in the Statements of Assets and Liabilities

J.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets. The Adviser has agreed, at least until May 1, 2015 (May 1, 2016 for ChinaAMC SME-ChiNext ETF), to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense limitation (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) listed in the table below.

The current expense limitation and the amounts waived/assumed by the Adviser for the year ended December 31, 2014, are as follows:

	Expense	Waiver of	Expenses Assumed
Fund	Limitation	Management Fees	by the Adviser
Africa Index ETF	0.78%	$3,254	$—
Brazil Small-Cap ETF	0.59	88,222	—
ChinaAMC A-Share ETF*	0.72	168,190	158,834
ChinaAMC SME-ChiNext ETF*	0.78	24,879	10,605
Egypt Index ETF	0.94	—	—
Gulf States Index ETF	0.98	127,811	147,560
India Small-Cap Index ETF	0.85	76,691	—
Indonesia Index ETF	0.57	188,638	—
Indonesia Small-Cap ETF	0.61	35,498	84,432
Israel ETF	0.59	73,696	—
Poland ETF	0.60	104,617	—
Russia ETF	0.62	—	—
Russia Small-Cap ETF	0.67	132,440	—
Vietnam ETF	0.76	—	—

*	The Adviser paid sub-advisory fees directly to the Sub-Adviser.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ distributor (the “Distributor”). Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

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NOTES TO FINANCIAL STATEMENTS

(continued)

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Africa Index ETF	$35,286,382	$34,897,019
Brazil Small-Cap ETF	95,369,039	140,751,362
ChinaAMC A-Share ETF	87,369,858	17,413,658
ChinaAMC SME-ChiNext ETF	21,502,751	811,329
Egypt Index ETF	46,287,429	49,892,305
Gulf States Index ETF	21,843,541	18,878,286
India Small-Cap Index ETF	404,558,450	301,071,596
Indonesia Index ETF	25,882,917	26,156,105
Indonesia Small-Cap ETF	3,276,542	3,685,934
Israel ETF	7,350,774	8,133,224
Poland ETF	5,181,275	5,180,417
Russia ETF	460,536,752	350,723,774
Russia Small-Cap ETF	39,727,927	15,506,415
Vietnam ETF	428,544,236	346,990,365

Note 5—Income Taxes—As of December 31, 2014, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Africa Index ETF	$104,733,537	$15,631,856	$(21,802,750)	$(6,170,894)
Brazil Small-Cap ETF	160,150,131	8,743,620	(62,680,450)	(53,936,830)
ChinaAMC A-Share ETF	69,724,595	22,894,975	(1,525,599)	21,369,376
ChinaAMC SME-ChiNext ETF	20,687,424	1,389,129	(1,171,376)	217,753
Egypt Index ETF	45,397,581	14,645,763	(10,411,304)	4,234,459
Gulf States Index ETF	16,424,531	5,321,513	(3,009,839)	2,311,674
India Small-Cap Index ETF	238,241,602	62,293,092	(27,935,589)	34,357,503
Indonesia Index ETF	225,054,266	9,701,681	(48,239,526)	(38,537,845)
Indonesia Small-Cap ETF	8,557,131	637,880	(1,718,190)	(1,080,310)
Israel ETF	42,714,271	5,844,878	(4,172,994)	1,671,884
Poland ETF	24,997,249	309,064	(6,096,730)	(5,787,666)
Russia ETF	2,519,327,728	2,845,904	(965,314,302)	(962,468,398)
Russia Small-Cap ETF	87,245,120	1,729,496	(34,638,525)	(32,909,029)
Vietnam ETF	500,135,817	54,068,832	(81,045,867)	(26,977,035)

At December 31, 2014, the components of accumulated earnings (deficit) on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses	Qualified Late-Year Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total
Africa Index ETF	$—	$(19,224,474)	$(3,460,747)	$(7,100)	$(6,170,408)	$(28,862,729)
Brazil Small-Cap ETF	—	(88,624,196)	(12,292,469)	(28,392)	(53,942,173)	(154,887,230)
ChinaAMC A-Share ETF	—	(312,686)	—	(2,181)	21,336,059	21,021,192
ChinaAMC SME-ChiNext ETF	—	—	(11,663)	(18)	218,194	206,513
Egypt Index ETF	173,431	(13,097,136)	(1,174,694)	(3,085)	4,236,698	(9,864,786)
Gulf States Index ETF	—	(5,373,858)	(169,524)	(1,151)	2,311,675	(3,232,858)
India Small-Cap Index ETF	—	(55,120,289)	(1,677,658)	(6,279)	34,358,045	(22,446,181)
Indonesia Index ETF	245,915	(66,706,792)	(10,651,466)	(22,819)	(38,639,900)	(115,775,062)
Indonesia Small-Cap ETF	—	(1,582,155)	(84,855)	(332)	(1,080,500)	(2,747,842)
Israel ETF	—	—	(151,015)	(1,250)	1,671,988	1,519,723
Poland ETF	—	(11,700,901)	(533,549)	(2,186)	(5,794,845)	(18,031,481)
Russia ETF	—	(1,088,198,237)	(129,013,323)	(105,756)	(962,553,025)	(2,179,870,341)
Russia Small-Cap ETF	—	(5,931,249)	(1,338,495)	(1,284)	(32,918,691)	(40,189,719)
Vietnam ETF	—	(93,015,194)	(5,088,805)	(24,838)	(26,977,122)	(125,105,959)
102

The tax character of dividends paid to shareholders during the years ended December 31, 2014 and December 31, 2013 was as follows:

	2014 Dividends		2013 Dividends
Fund	Ordinary Income	Return of Capital	Ordinary Income
Africa Index ETF	$2,800,900	$—	$2,901,500
Brazil Small-Cap ETF	4,460,000	—	3,697,200
ChinaAMC A-Share ETF	—	—	663,100
Egypt Index ETF	2,275,278	—	912,597
Gulf States Index ETF	725,200	—	330,000
India Small-Cap Index ETF	2,599,111	—	489,970
Indonesia Index ETF	3,822,800	—	6,354,300
Indonesia Small-Cap ETF	330,000	—	41,400
Israel ETF*	1,188,800	—	163,000
Poland ETF	795,000	—	972,400
Russia ETF	62,617,750	—	30,496,200
Russia Small-Cap ETF	1,048,827	—	459,982
Vietnam ETF	12,186,983	410,017	12,009,950

*Includes short-term capital gains

Net qualified late year losses incurred after October 31, 2014 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2014, the Funds’ intend to defer to January 1, 2015 for federal tax purposes qualified late-year losses as follows:

	Late-Year	Post-October
Fund	Ordinary Losses	Capital Losses
Africa Index ETF	$475,352	$2,985,395
Brazil Small-Cap ETF	123,583	12,168,886
ChinaAMC SME-ChiNext ETF	4,523	7,140
Egypt Index ETF	—	1,174,694
Gulf States Index ETF	20,391	149,133
India Small-Cap Index ETF	534,613	1,143,045
Indonesia Index ETF	—	10,651,466
Indonesia Small-Cap ETF	84,855	—
Israel ETF	—	151,015
Poland ETF	3,651	529,898
Russia ETF	811,704	128,201,619
Russia Small-Cap ETF	31,544	1,306,951
Vietnam ETF	923,238	4,165,567

At December 31, 2014, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective–	Post-Effective–
	No Expiration	No Expiration
	Short-Term	Long-Term	Amount Expiring in the Year Ended December 31,
Fund	Capital Losses	Capital Losses	2018	2017	2016	2015
Africa Index ETF	$4,596,524	$12,417,521	$1,095,985	$951,177	$163,267	$—
Brazil Small-Cap ETF	18,413,365	70,210,831	—	—	—	—
ChinaAMC A-Share ETF	312,686	—	—	—	—	—
Egypt Index ETF	6,835,123	6,133,613	128,400	—	—	—
Gulf States Index ETF	194,920	3,103,552	835,393	1,233,252	6,741	—
India Small-Cap Index EF	28,740,234	26,380,055	—	—	—	—
Indonesia Index ETF	34,725,791	29,135,131	2,845,870	—	—	—
Indonesia Small-Cap ETF	1,014,907	567,248	—	—	—	—
Poland ETF	2,212,999	9,316,576	171,326	—	—	—
Russia ETF	157,908,382	438,371,186	121,306,708	349,754,000	19,808,213	1,049,748
Russia Small-Cap ETF	3,028,572	2,902,677	—	—	—	—
Vietnam ETF	12,477,008	78,677,987	1,860,199	—	—	—
103

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

During the year ended December 31, 2014, the following Funds utilized accumulated capital loss carryforwards: Egypt Index ETF utilized $380,206; Gulf States Index ETF utilized $203,788; India Small-Cap Index ETF utilized $7,433,537; and Vietnam ETF utilized $15,963,086.

During the year ended December 31, 2014, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, net operating losses, and tax treatment of in-kind redemptions, the Funds’ incurred differences that affected undistributed (accumulated) net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

	Increase/Decrease	Increase/Decrease	Increase/Decrease
	in Accumulated Net	in Accumulated Net	in Aggregate
Fund	Investment Income/Loss	Realized Gain/Loss	Paid in Capital
Africa Index ETF	$ (76,065)	$(1,144,012)	$ 1,220,077
Brazil Small-Cap ETF	79,091	4,084,945	(4,164,036)
ChinaAMC A-Share ETF	(2,578,915)	2,693,455	(114,540)
ChinaAMC SME-ChiNext ETF	32,116	(1,844)	(30,272)
Egypt Index ETF	565,345	(1,419,214)	853,869
Gulf States Index ETF	(24,484)	22,609	1,875
India Small-Cap Index EF	(671,084)	(201,115)	872,199
Indonesia Index ETF	(37,613)	1,412,960	(1,375,347)
Indonesia Small-Cap ETF	(809)	809	—
Israel ETF	4,602	(830,559)	825,957
Poland ETF	(17,501)	(567,768)	585,269
Russia ETF	324,869	9,415,346	(9,740,215)
Russia Small-Cap ETF	(17,369)	17,369	—
Vietnam ETF	214,683	(3,617,806)	3,403,123

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2011-2013), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

Uncertainties in the Chinese tax rules governing taxation of income and gains from investments in A-Shares could result in unexpected tax liabilities for the ChinaAMC A-Share ETF and ChinaAMC SME-ChiNext ETF. China generally imposes withholding tax at a rate of 10% on dividends and interest derived by Qualified Foreign Institutional Investors (“QFII”) from issuers resident in China. China also imposes withholding tax at a rate of 10% on capital gains derived by nonresident enterprises from investments in an issuer resident in China. The withholding taxes on dividends, interest and capital gains may in principle be subject to a reduced rate under an applicable tax treaty, but the application of such treaties in the case of an RQFII acting for foreign investors such as the Funds is also uncertain. It is also unclear how China’s business tax may apply to activities of an RQFII and how such application may be affected by tax treaty provisions. The imposition of such taxes could have a material adverse effect on the Funds’ returns.

The People’s Republic of China (“PRC”) rules for taxation of RQFIIs (and QFIIs) are evolving and certain of the tax regulations to be issued by the PRC State Administration of Taxation and/or PRC Ministry of Finance to clarify the subject matter may apply retrospectively, even if such rules are adverse to the Funds and their shareholders.

Effective November 17, 2014, Qualified Foreign institutional investors (QFIIs) and Renminbi Foreign institutional investors (RQFIIs) are exempted temporarily from capital gains tax for a period of three years. However, QFII and RQFII are still required to pay capital gains tax for gains realized on trades executed before November 17, 2014. At this juncture, the State Administrative of Taxation (SAT) has yet to announce any rule regarding capital gain tax for those trades executed prior to November 17, 2014. The Funds have recorded capital gains tax prior to November 17, 2014 which are net of realized gain (loss) on investments as reflected in the Statements of Operations. The Funds

104

are liable to the Sub-Adviser for any Chinese tax that is imposed on the Sub-Adviser with respect to the Funds’ investments in excess of such provision.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended December 31, 2014, the Funds did not incur any interest or penalties.

The Indian Finance Minister announced the introduction of a general anti-avoidance rule (“GAAR”) in the Indian tax law in the 2012/2013 budget. GAAR would be applicable where the main purpose of an arrangement is tax avoidance and would empower Indian tax authorities to declare such arrangement as an impermissible avoidance arrangement. Presently, GAAR is expected to become effective April 1, 2015. A special committee was constituted by the Indian Revenue authorities to provide clarity and guidance on the application and implementation of GAAR and have submitted proposed recommendations. As the rules and guidelines have not yet been approved by the Indian Parliament, the Adviser cannot assess whether the India Small-Cap Index ETF, investing through its Mauritius Subsidiary, will fall within the scope of the GAAR provision.

Note 6—Capital Share Transactions—As of December 31, 2014, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended December 31, 2014, the Funds had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions
Africa Index ETF	$11,970,618	$8,152,538
Brazil Small-Cap ETF	1,156,483	3,741,227
ChinaAMC A-Share ETF	—	—
ChinaAMC SME-ChiNext ETF	3,142	—
Egypt Index ETF	13,218,689	12,436,044
Gulf States Index ETF	363,201	304,484
India Small-Cap Index ETF	6,361,793	3,933,670
Indonesia Index ETF	88,807,719	114,324,466
Indonesia Small-Cap ETF	1,430,473	—
Israel ETF	20,144,340	4,575,928
Poland ETF	3,211,988	10,001,702
Russia ETF	1,697,329,256	472,759,505
Russia Small-Cap ETF	49,879,655	—
Vietnam ETF	38,077,298	20,699,818

The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the

105

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

(continued)

Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers’ held by Russia ETF and Russia Small-Cap ETF.

Should the Chinese government impose restrictions on the ability of ChinaAMC A-Share ETF and ChinaAMC SME-ChiNext ETF to repatriate funds associated with direct investment in A-Shares, the Funds may be unable to satisfy distribution requirements applicable to regulated investment companies (“RICs”) under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), and the Fund may therefore be subject to Fund-level U.S. federal taxes.

At December 31, 2014, the Adviser owned approximately 5% and 13% of ChinaAMC A-Share ETF and ChinaAMC SME-ChiNext ETF, respectively.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral and borrowing fees received with the securities lending agent. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at December 31, 2014 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

Note 10—Share Split—On January 19, 2011, the Adviser announced the Board of Trustees approved a 3 for 1 share split of the Indonesia Index ETF. This split took place for shareholders of record as of the close of business on January 28, 2011 and was payable on January 31, 2011. Fund shares began trading on the split adjusted NAV on February 1, 2011. The Financial Highlights prior to February 1, 2011 for the Fund have been adjusted to reflect the 3 for 1 share split.

On July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share splits for Russia Small-Cap ETF, and 1 for 4 reverse share splits for Egypt Index ETF and India Small-Cap Index ETF. Fund shares began trading on the split adjusted NAV on July 1, 2013. The Statements of Changes in Net Assets and Financial Highlights prior to July 1, 2013 for the Funds have been adjusted to reflect the 1 for 3 reverse share split.

106

Note 11—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2014, the following Funds borrowed under this Facility:

Fund	Days Outstanding	Average Daily Loan Balance	Average Interest Rate	Outstanding Loan Balance as of December 31, 2014
Africa Index ETF	133	$4,104,231	1.50%	$—
Brazil Small-Cap ETF	319	967,408	1.49	—
Egypt Index ETF	206	3,752,476	1.50	5,639,017
Gulf States Index ETF	161	256,026	1.49	—
India Small-Cap Index ETF	196	7,356,167	1.49	—
Indonesia Index ETF	360	923,153	1.50	167,663
Indonesia Small-Cap ETF	44	68,220	1.47	—
Israel ETF	261	264,076	1.49	—
Poland ETF	133	123,432	1.49	—
Russia ETF	221	8,353,711	1.49	24,672,223
Russia Small-Cap ETF	177	883,990	1.49	—
Vietnam ETF	140	10,041,049	1.50	—

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended December 31, 2014, there were no offsets to custodian fees.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

107

MARKET VECTORS ETF TRUST

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Market Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities (consolidated as it relates to India Small-Cap Index ETF), including the schedules of investments (consolidated as it relates to India Small-Cap Index ETF), of Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC A-Share ETF (formerly China ETF), ChinaAMC SME-ChiNext ETF, Egypt Index ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Israel ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (fourteen of the series constituting Market Vectors ETF Trust) (the “Funds”) as of December 31, 2014, and the related statements of operations (consolidated as it relates to India Small-Cap Index ETF), the statements of changes in net assets (consolidated as it relates to India Small-Cap Index ETF) and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position (consolidated as it relates to India Small-Cap Index ETF), of Africa Index ETF, Brazil Small-Cap ETF, ChinaAMC A-Share ETF (formerly China ETF), ChinaAMC SME-ChiNext ETF, Egypt Index ETF, Gulf States Index ETF, India Small-Cap Index ETF, Indonesia Index ETF, Indonesia Small-Cap ETF, Israel ETF, Poland ETF, Russia ETF, Russia Small-Cap ETF and Vietnam ETF (fourteen of the series constituting Market Vectors ETF Trust) at December 31, 2014, the results of their operations (consolidated as it relates to India Small-Cap Index ETF), the changes in their net assets (consolidated as it relates to India Small-Cap Index ETF) and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 24, 2015

108

TAX INFORMATION

(unaudited)

The Funds listed below intend to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during 2014 by the Funds is shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income
Africa Index ETF	$297,504	$3,533,913
Brazil Small-Cap ETF	116,093	5,362,363
Egypt Index ETF	17,076	1,119,696
Gulf States Index ETF	23,355	972,897
Indonesia Index ETF	1,105,134	6,355,656
Indonesia Small-Cap ETF	17,632	112,754
Israel ETF	166,453	838,485
Poland ETF	77,465	1,029,610
Russia ETF	11,913,269	79,820,086
Russia Small-Cap ETF	216,839	1,722,611
Vietnam ETF	97,930	15,678,476

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid that qualified for the Corporate Dividends Received Deduction in 2014.

Israel ETF	1.98%
Russia ETF	0.73%

109

MARKET VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2014 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held By Trustee During Past Five Years
Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	55	Director, Forward Management LLC and Audit Committee Chairman, January 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to present, and Board Member of the CFA Society of Stamford, July 2009 to present.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	68	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	CEO, AspenWoods LLC, 2013 to present; Independent business adviser, January 2014 to present; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	55	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to present.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	68	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	55	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
110

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (Since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001-July 2008).

Lars Hamich, 1968	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (since June 2011); Managing Director of STOXX Limited (until 2008).

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel (September 2007-2011); University of Pennsylvania Law School (August 2004-May 2007).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005-June 2008); Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 1983	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (Since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 to January 2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Vice President (Since 2006) and Secretary and Chief Legal Officer (Since 2014)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010-September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008-June 2010).

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
111

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus and Summary Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus and summary prospectus contains this and other information about the investment company. Please read the prospectus and summary prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser: Van Eck Associates Corporation Distributor: Van Eck Securities Corporation 335 Madison Avenue New York, NY 10017 vaneck.com
Account Assistance: 1.888.MKT.VCTR	Scan to learn more vaneck.com

MVINTLAR

ANNUAL REPORT D E C E M B E R 3 1 , 2 0 1 4

MARKET VECTORS
HARD ASSETS ETFs

MOO®
Agribusiness ETF
KOL®
Coal ETF
GEX®
Global Alternative Energy ETF
GDX®
Gold Miners ETF
GDXJ®
Junior Gold Miners ETF
HAP®
Natural Resources ETF
OIH®
Oil Services ETF
REMX®
48
Cd
cadmium
112.4
Rare Earth/ Strategic Metals ETF
KWT®
Solar Energy ETF
SLX®
Steel ETF
FRAK®
Unconventional Oil & Gas ETF
NLR®
Uranium+ Nuclear Energy ETF

888.MKT.VCTR
marketvectorsetfs.com

The information contained in this report represents the opinions of Van Eck Global and may differ from other persons. This information is not intended to be a forecast of future events, a guarantee of future results or investment advice. The information contained herein regarding each index has been provided by the relevant index provider. Also, unless otherwise specifically noted, any discussion of the Funds’ holdings and the Funds’ performance, and the views of Van Eck Global are as of December 31, 2014.

MARKET VECTORS HARD ASSETS ETFs

(unaudited)

Dear Shareholder:

This last year was not kind to hard assets and, in particular, energy stocks. If the first eight months may have been challenging, as the fall in energy prices accelerated, the last four were particularly brutal for most sectors. While West Texas Intermediate (WTI) crude prices fell nearly 46% over the 12 month period to end the year at $53.27 per barrel, North American (Henry Hub) natural gas also fell significantly, ending the year down around 32%.

At the end of the year, the secular (U.S. shale oil production), cyclical (global demand worries), and seasonal (second half 2015 demand exceeds that of the first half) drivers to the crude market were uniquely synchronized to support a negative outlook for near-term oil prices. However, while we believe this will continue to make for a soft market in the first half of 2015, we do see an inflection in all of these drivers in the second half, which should lead prices to trend back to our longer-term price view.

Specifically, in the U.S., while the unconventional shale oil and gas boom, in particular, is now expected to moderate, the stimulus that cheap energy prices provides for both the consumer and the industrial sector is expected to be significant and broad-spread throughout the country. Eventually, we expect this to translate into slightly higher growth in worldwide crude oil demand as we anticipate both current cheap fuel prices and surging global auto sales to spur consumption.

We continue to believe that the shale story remains a compelling one, not only in the U.S., but also in other areas globally. A potential that, so far, remains largely untapped.

Top 10 Countries with Technically Recoverable Shale Oil Resources

Source: EIA, June 10, 2013

We offer unique global exposure to the unconventional energy theme in two forms. Market Vectors Unconventional Oil & Gas ETF (NYSE Arca: FRAK) seeks to track an index covering those companies that are primarily involved in this growing segment. Market Vectors Oil Services ETF (NYSE Arca: OIH), tracking, as it does, the overall performance of 25 of the largest U.S. listed, publicly traded oil services companies, provides access to some of the main companies servicing this sector both in North America and, particularly, globally.

1

MARKET VECTORS HARD ASSETS ETFs

(unaudited)

For investors interested in the value offered across hard assets, we continue to offer a suite of funds combining both focused and broad-based ETFs.

Going forward, we will, of course, continue to seek out and evaluate the most attractive opportunities for you as a shareholder in the hard asset space. Please stay in touch with us through our website (http://www.marketvectorsetfs.com) on which we offer videos and email subscriptions, all of which are designed to keep you up to date with your investments in Market Vectors ETFs.

On the following pages, you will find the performance record of each of the funds for the 12 month period ended December 31, 2014. You will also find their financial statements. As always, we value your continuing confidence in us and look forward to helping you meet your investment goals in the future.

Jan F. van Eck
Trustee and President
Market Vectors ETF Trust

January 14, 2015

Represents the opinions of the investment adviser. Past performance is no guarantee of future results. Not intended to be a forecast of future events, a guarantee of future results or investment advice. Current market conditions may not continue.

2

MANAGEMENT DISCUSSION (unaudited)

Hard Assets Market Overview

The RogersTM-Van Eck Natural Resources Index† (RVEIT), which includes equities of the world’s largest and most prominent hard assets producers, remains the most comprehensive index in the hard assets producer space. For the 12 month period ending December 31, 2014, the Index returned -7.26%.

The table below shows average sector weightings within this index and the total return of each sector for the 12 month period ending December 31, 2014.

RVEIT Sector	Average Sector Weighting	12 Month Total Return for Period Ending December 31, 2014
Energy	40.64%	-11.36%
Agriculture	31.31%	4.96%
Base/Industrial Metals	13.08%	-17.39%
Precious Metals	6.89%	-15.80%
Paper & Forest Products	4.07%	3.08%
Alternatives	4.01%	1.94%

Source: Van Eck Global; FactSet; S-Network Global Indexes, LLC. Past performance is no guarantee of future results; current performance may be lower or higher than the performance data quoted. Index performance is not illustrative of fund performance. Investors cannot invest directly in an Index.

Three sectors — agriculture, alternatives and paper & forest products-had positive returns over the 12 months ended December 31, 2014, while the remaining three sectors-base/industrial metals, energy and precious metals-all had negative returns over the same period. The largest sector by average weight, energy, which accounted for over 40% the index, performed particularly poorly during the year. While, of the three larger sectors, only agriculture had a positive return over the 12 months, two of the three smaller sectors, by average weight, alternatives, and paper & forest products, also both had positive returns over the period. However, the sectors with positive performances were unable to prevent the index as a whole from posting a negative total return over the 12 month period.

Eleven of the suite of 12 Market Vectors Hard Assets ETFs posted negative total returns during the 12 month period. After Market Vectors Uranium+Nuclear Energy ETF (NYSE Arca: NLR) (+9.61%), which was the sole fund to post a positive total return for the period under review, Market Vectors Agribusiness ETF (NYSE Arca: MOO) (-0.13%) was the next best performer. The Market Vectors Rare Earth/Strategic Metals ETF (NYSE Arca: REMX) (-28.07%) and Market Vectors Steel ETF (NYSE Arca: SLX) (-26.44%) posted the worst total returns of the eleven.

3

MARKET VECTORS HARD ASSETS ETFs

(unaudited)

January 1 through December 31, 2014
Market Vectors Hard Assets ETFs Total Return

Source: Van Eck Global. Returns based on each Fund’s net asset value (NAV). The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Funds reflects temporary waivers of expenses and/or fees. Had the Funds incurred all expenses, investment returns would have been reduced. Investment return and value of the shares of the Funds will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted.

Agribusiness

Animal health care and consumer staples companies led performance in the sector. Companies manufacturing and distributing agricultural and farm machinery, a Russian company producing potash (used in fertilizers), and a biotechnology company detracted most from performance. Geographically, the greatest positive returns came from companies in the U.S. and Canada, while the greatest negative returns came from those in Switzerland and Russia.

Coal

While the first six months of 2014 may have been difficult for the coal industry, the second six months were even more challenging, with coal mining stocks hit particularly hard by the sell-off from the beginning of September to mid-October. On the other hand, the consumption of coal in the U.S. in 2014 was forecast to exceed that for 2013,1 and one of the most important coal-consuming countries, India, announced in November that it intended to double coal production to a billion tonnes over the next five years.2 Only two countries contributed positive total returns: the Philippines and Russia. The U.S., with an average weight of over 40%, detracted most from the sector’s performance.

Global Alternative Energy

Along with solar energy stocks, global alternative energy stocks delivered a negative performance for the 12 months ending December 31, 2014. As with solar energy stocks, global alternative energy stocks were adversely affected by the fall in oil prices in 2014, particularly during the last four months of the year. While significant contributions to overall performance came from companies involved in wind energy and automobile manufacturing, the greatest detractors from performance were companies involved in lighting and semiconductor products, and the manufacture of advanced materials and crystal growth equipment. The strongest contribution to total return came from companies in the Denmark. Companies in the U.S. and Brazil were the main detractors from performance.

4

Gold Miners/Junior Gold Miners

If 2013 was a difficult year for gold miners, both large and small, so, too, was 2014. Having bounced back with modest gains during the first half of 2014, on the back of both a strengthening U.S. dollar and economy, stocks started to decline at the beginning of September and continued down for the rest of the year. While Canadian gold mining companies, both large and junior, were by far the most significant detractors from performance, juniors in Australia were also particularly hard hit. However, the majority of their established peers in Australia, China and South Africa posted positive performances for the 12 month period.

Natural Resources

The agricultural, alternatives, and paper and forest products sectors of the natural resources industry all posted positive returns. However, with their heavier aggregate average weighting over the 12 month period, the energy, base/industrial metals, and precious metals sectors, with their strongly negative performances, overwhelmed these positive returns.

Oil Services

Having hit a high on June 30, on the back of falling oil prices oil services stocks started to decline thereafter nearly continuously through to the end of the year, and particularly precipitously in the last week in November through to mid-December. Energy stocks, including oil services stocks, crashed at the end of November after OPEC announced that there would be no cuts in production, a move that sent the price of oil to its lowest since May 20103 and was expected to hit oil services companies badly.4 While U.S. oil services companies detracted by far the most from performance, foreign-domiciled companies also lagged.

Rare Earth and Strategic Metals

Rare earth prices remained depressed throughout 2014, impacting companies of all sizes involved in extracting and refining the metals. During the year, efforts by the Chinese government both to consolidate the country’s rare earth mining industry5 and to stamp out smuggling6 met with limited success. Such efforts failed to provide much support to prices.7 While most companies in China posted positive returns, companies in Australia involved in zircon and the mining and refining of rare earths, and in the U.S. a company involved specifically in the mining and refining of rare earths, were the largest detractors from performance. Smaller companies performed worse than their mid-cap peers during the period under review.

Solar Energy

Having performed strongly in the first half of 2014, from early July solar energy stocks declined, in fits and starts, during the second half of the year. Among other factors, the decline in the price of crude oil8 during the year, and over the last four months of the year in particular, was especially challenging for the solar sector. Within the sector, the only, but also strong, positive contribution came from companies in China. This positive performance was, however, no match for companies’ negative performances in such countries as Taiwan, Switzerland and the U.S. In addition to having the highest average weighting in the sector, mid-cap companies also made the only positive contribution to overall performance. Both smaller and larger companies detracted from performance, in particular smaller companies.

Steel

If the first half of 2014 was a challenging one for the steel industry, the second half was brutal. In addition to oversupply, imports of steel into the U.S. increased substantially in 2014.9 With the two largest average weightings in the sector during the 12 month period, Brazil and the U.S. were also the two largest detractors from performance.

5

MARKET VECTORS HARD ASSETS ETFs

(unaudited)

Unconventional Oil & Gas

While unconventional energy companies performed well during the first half of 2014, particularly those in the U.S., companies were hard hit in the second half as the price of crude plummeted. Of the 50 U.S. stocks (on average nearly 76% of the fund by weight during the period under review) just five contributed with positive performance. Although a single Australian company contributed positive returns, the country’s low relative average weighting resulted in a minimal contribution to performance.

Uranium and Nuclear Energy

The sector posted positive total returns for whole the 12 month period, with performance gains occurring in the first half of the year. Uranium miners have, in particular, benefited from robustness in the price of the metal over 2014. Such news as the fact that China will need some 1,000 nuclear reactors10 to fulfill its pledge on climate control and that re-elected Japanese prime minister, Shinzu Abe, fully intends to boost reactor restarts11 also helped bolster the industry. With the largest average weighting over the period under review, utilities produced the vast majority of the sector’s positive return. However, industrial companies detracted from performance during the period. Geographically, companies in the U.S. contributed most to return, while Japan detracted most from performance.

All indices are unmanaged and include the reinvestment of all dividends, but do not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Fund. An index’s performance is not illustrative of the Fund’s performance. Indices are not securities in which investments can be made. Results reflect past performance and do not guarantee future results.

†	The RogersTM-Van Eck Natural Resources Index (RVEIT) is a rules based, modified capitalization weighted, float adjusted index comprising publicly traded companies engaged in the production and distribution of commodities and commodity-related products and services in the following sectors: 1) Agriculture; 2) Alternatives (Water & Alternative Energy); 3) Base and Industrial Metals; 4) Energy; 5) Forest Products; and 6) Precious Metals.

[1]	U.S. Energy Information Administration: Short-Term Energy Outlook (STEO) - December 2014, http://www.eia.gov/forecasts/steo/pdf/steo_full.pdf

[2]	The Times of India: Coal production to double to 1 billion tonnes by 2019: Goyal, http://timesofindia.indiatimes.com/business/india-business/Coal-production-to-double-to-1-biilion-tonnes-by-2019-Goyal/articleshow/45056750.cms

[3]	CNN News; Nightmare day for oil stocks, http://money.cnn.com/2014/11/28/investing/oil-stocks-plunge-opec/

[4]	Financial Times: Opec decision threatens US shale industry investment, http://www.ft.com/intl/cms/s/0/03ab7918-7686-11e4-9761-00144feabdc0.html

[5]	China Daily: China to further consolidate rare earth resources, http://usa.chinadaily.com.cn/business/2014-10/29/content_18822173.htm

[6]	CINME 2014: Integration of innovation: the theme of China’s rare earth industry, http://www.bcinfe.com/en/Newsshow.asp?id=183

[7]	Ibid.

[8]	ETF Trends: Solar ETFs Shattered by Low Oil Prices, http://www.etftrends.com/2014/12/solar-etfs-shattered-by-low-oil-prices/

[9]	The Wall Street Journal: U.S. Steel Lays Off 756, Blaming Low Oil Prices, http://www.wsj.com/articles/u-s-steel-to-cut-jobs-amid-low-oil-prices-1420556069

[10]	Bloomberg News: China Needs 1,000 Nuclear Reactors to Fulfill Its Climate Pledge, http://www.bloomberg.com/news/2014-11-21/latest-china-revolution-seeks-great-leap-for-clean-energy.html

[11]	The Japan Times: With election over, Abe ready to boost reactor restarts, http://www.japantimes.co.jp/news/2014/12/15/national/abe-set-boost-efforts-revive-nuclear-power-election/#.VKHSDQpBA
6

MARKET VECTORS AGRIBUSINESS ETF

PERFORMANCE COMPARISON

(unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVMOOTR[2]
One Year	(0.33)%	(0.13)%	0.24%
Five Years	5.40%	5.47%	5.80%
Life* (annualized)	4.90%	4.92%	5.46%
Life* (cumulative)	42.05%	42.21%	47.68%
*since 8/31/07

Index data prior to March 18, 2013 reflects that of the DAXglobal Agribusiness Index (DXAG). From March 18, 2013 forward, the index data reflects that of the Market Vectors® Global Agribusiness Index (MVMOOTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Agribusiness ETF (MOO) was 8/31/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/31/07) to the first day of secondary market trading in shares of the Fund (9/5/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.57% / Net Expense Ratio 0.57%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

7

MARKET VECTORS AGRIBUSINESS ETF

PERFORMANCE COMPARISON

(unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Agribusiness Index (MVMOOTR) is a rules-based, modified-capitalization-weighted, float-adjusted index intended to give investors exposure to the overall performance of the global agribusiness industry.

Market Vectors Global Agribusiness Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Agribusiness ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Agribusiness ETF (MOO)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for MOO is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	September 5, 2007* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	2	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	5	0.3%
Greater than or Equal to 1.5% And Less Than 2.0%	5	0.3%
Greater than or Equal to 1.0% And Less Than 1.5%	20	1.1%
Greater than or Equal to 0.5% And Less Than 1.0%	177	9.6%
Greater than or Equal to 0.0% And Less Than 0.5%	644	34.9%
Greater than or Equal to -0.5% And Less Than 0.0%	859	46.5%
Greater than or Equal to -1.0% And Less Than -0.5%	98	5.3%
Greater than or Equal to -1.5% And Less Than -1.0%	19	1.0%
Greater than or Equal to -2.0% And Less Than -1.5%	10	0.5%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.1%
Greater than or Equal to -3.0% And Less Than -2.5%	2	0.1%
Less Than -3.0%	2	0.1%
	1845	100.0%

* First day of secondary market trading.

8

MARKET VECTORS COAL ETF

PERFORMANCE COMPARISON

(unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVKOLTR[2]
One Year	(22.67)%	(23.07)%	(22.73)%
Five Year	(15.10)%	(15.05)%	(14.65)%
Life* (annualized)	(12.30)%	(12.33)%	(11.77)%
Life* (cumulative)	(59.97)%	(60.06)%	(58.25)%
*since 1/10/08

Index data prior to September 24, 2012 reflects that of the Stowe Coal IndexSM (TCOAL). From September 24, 2012 forward, the index data reflects that of the Market Vectors® Global Coal Index (MVKOLTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Coal ETF (KOL) was 1/10/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (1/10/08) to the first day of secondary market trading in shares of the Fund (1/14/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.63% / Net Expense Ratio 0.59%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.59% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

9

MARKET VECTORS COAL ETF

PERFORMANCE COMPARISON

(unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Coal Index (MVKOLTR) is a rules-based, capitalization-weighted, float-adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the coal industry.

Market Vectors Global Coal Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Coal ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Coal ETF (KOL)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for KOL is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	January 14, 2008* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	10	0.6%
Greater than or Equal to 2.5% And Less Than 3.0%	8	0.5%
Greater than or Equal to 2.0% And Less Than 2.5%	14	0.8%
Greater than or Equal to 1.5% And Less Than 2.0%	24	1.4%
Greater than or Equal to 1.0% And Less Than 1.5%	43	2.5%
Greater than or Equal to 0.5% And Less Than 1.0%	165	9.4%
Greater than or Equal to 0.0% And Less Than 0.5%	545	31.0%
Greater than or Equal to -0.5% And Less Than 0.0%	663	37.6%
Greater than or Equal to -1.0% And Less Than -0.5%	209	11.9%
Greater than or Equal to -1.5% And Less Than -1.0%	38	2.2%
Greater than or Equal to -2.0% And Less Than -1.5%	19	1.1%
Greater than or Equal to -2.5% And Less Than -2.0%	13	0.7%
Greater than or Equal to -3.0% And Less Than -2.5%	3	0.2%
Less Than -3.0%	1	0.1%
	1755	100.0%

* First day of secondary market trading.

10

MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF

PERFORMANCE COMPARISON

(unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	AGIXLT[2]
One Year	(3.34)%	(3.04)%	(2.47)%
Five Years	(5.02)%	(5.11)%	(5.66)%
Life* (annualized)	(8.88)%	(8.86)%	(9.23)%
Life* (cumulative)	(50.98)%	(50.89)%	(52.42)%
*since 5/3/07

Commencement dates for the Market Vectors Global Alternative Energy ETF (GEX) was 5/3/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/3/07) to the first day of secondary market trading in shares of the Fund (5/9/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.64% / Net Expense Ratio 0.62%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.62% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

11

MARKET VECTORS GLOBAL ALTERNATIVE ENERGY ETF

PERFORMANCE COMPARISON

(unaudited)

2	Ardour Global IndexSM (Extra Liquid) (AGIXLT) is a rules-based, global capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the alternative energy industry.

“Ardour Global IndexesSM, LLC”, “ARDOUR GLOBAL INDEXSM (Extra Liquid)”, and “ARDOUR – XLSM” are service marks of Ardour Global IndexesSM, LLC and have been licensed for use by Van Eck Associates Corporation in connection with Market Vectors Global Alternative Energy ETF (GEX). Market Vectors Global Alternative Energy ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Ardour Global IndexesSM, LLC and Ardour Global IndexesSM, LLC makes no representation regarding the advisability of investing in the Fund. AGIXLT is calculated by Dow Jones Indexes. The Fund, based on the AGIXLT, is not sponsored, endorsed, sold or promoted by Dow Jones Indexes, and Dow Jones Indexes makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Global Alternative Energy ETF (GEX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GEX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	May 9, 2007* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	3	0.2%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.1%
Greater than or Equal to 1.5% And Less Than 2.0%	13	0.7%
Greater than or Equal to 1.0% And Less Than 1.5%	85	4.4%
Greater than or Equal to 0.5% And Less Than 1.0%	202	10.5%
Greater than or Equal to 0.0% And Less Than 0.5%	504	26.2%
Greater than or Equal to -0.5% And Less Than 0.0%	748	38.6%
Greater than or Equal to -1.0% And Less Than -0.5%	322	16.7%
Greater than or Equal to -1.5% And Less Than -1.0%	35	1.8%
Greater than or Equal to -2.0% And Less Than -1.5%	7	0.4%
Greater than or Equal to -2.5% And Less Than -2.0%	3	0.2%
Greater than or Equal to -3.0% And Less Than -2.5%	2	0.1%
Less Than -3.0%	1	0.1%
	1927	100.0%

* First day of secondary market trading.

12

MARKET VECTORS GOLD MINERS ETF

PERFORMANCE COMPARISON

(unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	GDMNTR[2]
One Year	(12.42)%	(12.31)%	(11.99)%
Five Year	(16.25)%	(16.18)%	(15.71)%
Life* (annualized)	(7.94)%	(7.91)%	(7.43)%
Life* (cumulative)	(51.01)%	(50.88)%	(48.66)%
*since 5/16/06

Commencement date for the Market Vectors Gold Miners ETF (GDX) was 5/16/06.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (5/16/06) to the first day of secondary market trading in shares of the Fund (5/22/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.53% / Net Expense Ratio 0.53%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.53% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

13

MARKET VECTORS GOLD MINERS ETF

PERFORMANCE COMPARISON
(unaudited)

[2]	NYSE Arca Gold Miners Index (GDMNTR) is a modified capitalization-weighted index comprised of publicly traded companies involved primarily in the mining for gold.

NYSE Arca Gold Miners Index (GDMNTR), a trademark of NYSE or its affiliates, is licensed for use by Van Eck Associates Corporation in connection with Market Vectors Gold Miners ETF (GDX). Market Vectors Gold Miners ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by NYSE and NYSE makes no representation as to the accuracy and/or completeness of GDMNTR or results to be obtained by any person from using GDMNTR in connection with trading the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Gold Miners ETF (GDX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GDX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	May 22, 2006* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	1	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.1%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	11	0.5%
Greater than or Equal to 0.5% And Less Than 1.0%	52	2.4%
Greater than or Equal to 0.0% And Less Than 0.5%	1093	50.6%
Greater than or Equal to -0.5% And Less Than 0.0%	968	44.6%
Greater than or Equal to -1.0% And Less Than -0.5%	30	1.4%
Greater than or Equal to -1.5% And Less Than -1.0%	7	0.3%
Greater than or Equal to -2.0% And Less Than -1.5%	2	0.1%
Greater than or Equal to -2.5% And Less Than -2.0%	1	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	1	0.0%
Less Than -3.0%	0	0.0%
	2169	100.0%

* First day of secondary market trading.

14

MARKET VECTORS JUNIOR GOLD MINERS ETF

PERFORMANCE COMPARISON

(unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVGDXJTR[2]
One Year	(22.33)%	(21.60)%	(20.86)%
Five Years	(22.59)%	(22.55)%	(21.88)%
Life* (annualized)	(21.43)%	(21.35)%	(21.01)%
Life* (cumulative)	(71.05)%	(70.90)%	(70.27)%
*since 11/10/09

Commencement date for the Market Vectors Junior Gold Miners ETF (GDXJ) was 11/10/09.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (11/10/09) to the first day of secondary market trading in shares of the Fund (11/11/09), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.55% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.56% of the Fund’s average daily net assets per year until at least May 1, 2014. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Junior Gold Miners Index (MVGDXJTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of a global universe of publicly traded small- and medium-capitalization companies that generate at least 50% of their revenues from gold and/or silver mining, hold real property that has the potential to produce at least 50% of the company’s revenue from gold or silver mining when developed, or primarily invest in gold or silver.
15

MARKET VECTORS JUNIOR GOLD MINERS ETF

PERFORMANCE COMPARISON

(unaudited)

Market Vectors Global Junior Gold Miners Index (MVGDXJTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVGDXJTR. Solactive AG uses its best efforts to ensure that MVGDXJTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVGDXJTR to third parties. Market Vectors Junior Gold Miners ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Junior Gold Miners ETF (GDXJ)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for GDXJ is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	November 11, 2009* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	6	0.5%
Greater than or Equal to 2.5% And Less Than 3.0%	2	0.2%
Greater than or Equal to 2.0% And Less Than 2.5%	6	0.5%
Greater than or Equal to 1.5% And Less Than 2.0%	17	1.3%
Greater than or Equal to 1.0% And Less Than 1.5%	68	5.3%
Greater than or Equal to 0.5% And Less Than 1.0%	242	18.7%
Greater than or Equal to 0.0% And Less Than 0.5%	413	31.8%
Greater than or Equal to -0.5% And Less Than 0.0%	334	25.8%
Greater than or Equal to -1.0% And Less Than -0.5%	147	11.4%
Greater than or Equal to -1.5% And Less Than -1.0%	42	3.2%
Greater than or Equal to -2.0% And Less Than -1.5%	9	0.7%
Greater than or Equal to -2.5% And Less Than -2.0%	6	0.5%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	1	0.1%
	1293	100.0%

* First day of secondary market trading.

16

MARKET VECTORS NATURAL RESOURCES ETF

PERFORMANCE COMPARISON

(unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	RVEIT[2]
One Year	(7.25)%	(7.71)%	(7.26)%
Five Year	2.08%	2.06%	2.27%
Life* (annualized)	(0.76)%	(0.83)%	(0.57)%
Life* (cumulative)	(4.72)%	(5.14)%	(3.58)%
*since 8/29/08
Effective May 1, 2014, the name of the index that the Fund seeks to replicate changed from The RogersTM-Van Eck Hard Assets Producers Index to The RogersTM-Van Eck Natural Resources Index (the “Index”). In connection with that change, the Board of Trustees of the Trust approved changing the Fund’s name to Market Vectors Natural Resources ETF and, accordingly, the Fund’s investment objective changed such that the Fund will seek to replicate as closely as possible, before fees and expenses, the price and yield performance of The RogersTM-Van Eck Natural Resources Index.

Commencement date for the Market Vectors Natural Resources ETF (HAP) was 8/29/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/29/08) to the first day of secondary market trading in shares of the Fund (9/3/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.73% / Net Expense Ratio 0.50%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.49% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing

17

MARKET VECTORS NATURAL RESOURCES ETF

PERFORMANCE COMPARISON

(unaudited)

by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	The RogersTM-Van Eck Natural Resources Index (RVEIT) is a rules-based, modified capitalization-weighted, float adjusted index intended to give investors a means of tracking the overall performance of a global universe of listed companies engaged in the production and distribution of commodities and commodity-related products and services.

The RogersTM-Van Eck Natural Resources Index has been licensed by Van Eck Associates Corporation from S-Network Global Indexes, LLC in connection with Market Vectors Natural Resources ETF (HAP). Market Vectors Natural Resources ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by S-Network Global Indexes, LLC, which makes no representation regarding the advisability of investing in the Fund.

“Jim Rogers,” “James Beeland Rogers, Jr.,” and “Rogers,” are trademarks, service marks and/or registered trademarks of Beeland Interests, Inc. (“Beeland Interests”), which is owned and controlled by James Beeland Rogers, Jr., and are used subject to license. The personal names and likeness of Jim Rogers/James Beeland Rogers, Jr. are owned and licensed by James Beeland Rogers, Jr.

The Fund is not sponsored, endorsed, sold or promoted by Beeland Interests or James Beeland Rogers, Jr. Neither Beeland Interests nor James Beeland Rogers, Jr. makes any representation or warranty, express or implied, nor accepts any responsibility, regarding the accuracy or completeness of this material, or the advisability of investing in securities or commodities generally, or in the Fund or in futures particularly.

BEELAND INTERESTS AND ITS AFFILIATES AND VAN ECK AND ITS AFFILIATES SHALL NOT HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS, AND MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY OWNERS OF HAP, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF RVEI. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL BEELAND INTERESTS OR VAN ECK OR ANY THEIR RESPECTIVE AFFILIATES HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES OR LOSSES, EVEN IF NOTIFIED OF THE POSSIBILITY THEREOF.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Natural Resources ETF (HAP)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for HAP is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	September 3, 2008* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	8	0.5%
Greater than or Equal to 2.5% And Less Than 3.0%	4	0.3%
Greater than or Equal to 2.0% And Less Than 2.5%	6	0.4%
Greater than or Equal to 1.5% And Less Than 2.0%	16	1.0%
Greater than or Equal to 1.0% And Less Than 1.5%	27	1.7%
Greater than or Equal to 0.5% And Less Than 1.0%	131	8.2%
Greater than or Equal to 0.0% And Less Than 0.5%	685	42.8%
Greater than or Equal to -0.5% And Less Than 0.0%	669	42.0%
Greater than or Equal to -1.0% And Less Than -0.5%	35	2.2%
Greater than or Equal to -1.5% And Less Than -1.0%	6	0.4%
Greater than or Equal to -2.0% And Less Than -1.5%	4	0.3%
Greater than or Equal to -2.5% And Less Than -2.0%	2	0.1%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	1	0.1%
	1594	100.0%

* First day of secondary market trading.

18

MARKET VECTORS OIL SERVICES ETF

PERFORMANCE COMPARISON

(unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVOIHTR[2]
One Year	(23.53)%	(23.64)%	(23.71)%
Life *(annualized)	(0.15)%	(0.45)%	(0.39)%
Life* (cumulative)	(0.44)%	(1.36)%	(1.19)%
*since 12/20/11

Commencement date for the Market Vectors Oil Services ETF (OIH) was 12/20/2011.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (12/20/11) to the first day of secondary market trading in shares of the Fund (12/21/11), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.39% / Net Expense Ratio 0.35%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.35% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® US Listed Oil Services 25 Index (MVOIHTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of 25 of the largest U.S. listed, publicly traded oil services companies.
19

MARKET VECTORS OIL SERVICES ETF

PERFORMANCE COMPARISON
(unaudited)

Market Vectors US Listed Oil Services 25 Index (MVOIHTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVOIHTR. Solactive AG uses its best efforts to ensure that MVOIHTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVOIHTR to third parties. Market Vectors Oil Services ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Oil Services ETF (OIH)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for OIH is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	December 21, 2011* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	1	0.1%
Greater than or Equal to 2.0% And Less Than 2.5%	1	0.1%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.1%
Greater than or Equal to 1.0% And Less Than 1.5%	4	0.5%
Greater than or Equal to 0.5% And Less Than 1.0%	5	0.7%
Greater than or Equal to 0.0% And Less Than 0.5%	380	50.0%
Greater than or Equal to -0.5% And Less Than 0.0%	364	47.8%
Greater than or Equal to -1.0% And Less Than -0.5%	3	0.4%
Greater than or Equal to -1.5% And Less Than -1.0%	2	0.3%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	761	100.0%

* First day of secondary market trading.

20

MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF

PERFORMANCE COMPARISON

(unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVREMXTR[2]
One Year	(28.49)%	(28.07)%	(27.76)%
Life* (annualized)	(22.16)%	(21.96)%	(22.36)%
Life* (cumulative)	(64.90)%	(64.51)%	(65.30)%
*since 10/27/10

Commencement date for the Market Vectors Rare Earth/Strategic Metals ETF (REMX) was 10/27/10.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/27/10) to the first day of secondary market trading in shares of the Fund (10/28/10), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.72% / Net Expense Ratio 0.58%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.57% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Rare Earth/Strategic Metals Index (MVREMXTR) is a rules-based, modified capitalization-weighted, float-adjusted index comprised of publicly traded companies engaged in a variety of activities that are related to the mining, refining and manufacturing of rare earth/strategic metals.
21

MARKET VECTORS RARE EARTH/STRATEGIC METALS ETF

PERFORMANCE COMPARISON

(unaudited)

Market Vectors Global Rare Earth/Strategic Metals Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Rare Earth/Strategic Metals ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Rare Earth/Strategic Metals ETF (REMX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for REMX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 28, 2010* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	5	0.5%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	1	0.1%
Greater than or Equal to 1.5% And Less Than 2.0%	5	0.5%
Greater than or Equal to 1.0% And Less Than 1.5%	27	2.6%
Greater than or Equal to 0.5% And Less Than 1.0%	110	10.5%
Greater than or Equal to 0.0% And Less Than 0.5%	226	21.5%
Greater than or Equal to -0.5% And Less Than 0.0%	301	28.4%
Greater than or Equal to -1.0% And Less Than -0.5%	257	24.5%
Greater than or Equal to -1.5% And Less Than -1.0%	64	6.1%
Greater than or Equal to -2.0% And Less Than -1.5%	22	2.1%
Greater than or Equal to -2.5% And Less Than -2.0%	8	0.8%
Greater than or Equal to -3.0% And Less Than -2.5%	4	0.4%
Less Than -3.0%	21	2.0%
	1051	100.0%

* First day of secondary market trading.

22

MARKET VECTORS SOLAR ENERGY ETF

PERFORMANCE COMPARISON

(unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVKWTTR[2]
One Year	(7.16)%	(6.17)%	(5.76)%
Five Year	(20.11)%	(20.06)%	(21.15)%
Life* (annualized)	(26.72)%	(26.63)%	(27.26)%
Life* (cumulative)	(87.52)%	(87.43)%	(88.15)%
*since 4/21/08

Index data prior to March 18, 2013 reflects that of the Ardour Solar Energy Index (SOLRXT). From March 18, 2013 forward, the index data reflects that of the Market Vectors® Global Solar Energy Index (MVKWTTR). All Index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Solar Energy ETF (KWT) was 4/21/08.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (4/21/08) to the first day of secondary market trading in shares of the Fund (4/23/08), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 1.08% / Net Expense Ratio 0.65%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.65% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in cash. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

23

MARKET VECTORS SOLAR ENERGY ETF

PERFORMANCE COMPARISON

(unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

2	Market Vectors® Global Solar Energy Index (MVKWTTR) is a rules-based, modified-capitalization-weighted, float-adjusted index intended to give investors exposure to the overall performance of the global solar energy industry.

Market Vectors Global Solar Energy Index (the “Index”) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Solar Energy ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Solar Energy ETF (KWT)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for KWT is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	April 23, 2008* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	3	0.2%
Greater than or Equal to 2.5% And Less Than 3.0%	4	0.2%
Greater than or Equal to 2.0% And Less Than 2.5%	11	0.7%
Greater than or Equal to 1.5% And Less Than 2.0%	22	1.3%
Greater than or Equal to 1.0% And Less Than 1.5%	86	5.1%
Greater than or Equal to 0.5% And Less Than 1.0%	242	14.4%
Greater than or Equal to 0.0% And Less Than 0.5%	508	30.1%
Greater than or Equal to -0.5% And Less Than 0.0%	525	31.1%
Greater than or Equal to -1.0% And Less Than -0.5%	201	11.9%
Greater than or Equal to -1.5% And Less Than -1.0%	47	2.8%
Greater than or Equal to -2.0% And Less Than -1.5%	21	1.2%
Greater than or Equal to -2.5% And Less Than -2.0%	8	0.5%
Greater than or Equal to -3.0% And Less Than -2.5%	2	0.1%
Less Than -3.0%	6	0.4%
	1686	100.0%

* First day of secondary market trading.

24

MARKET VECTORS STEEL ETF

PERFORMANCE COMPARISON

(unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	STEEL[2]
One Year	(26.33)%	(26.44)%	(26.24)%
Five Year	(8.41)%	(8.44)%	(8.13)%
Life* (annualized)	0.59%	0.58%	0.95%
Life* (cumulative)	4.93%	4.85%	8.13%
*since 10/10/06

Commencement date for the Market Vectors Steel ETF was 10/10/06.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (10/10/06) to the first day of secondary market trading in shares of the Fund (10/16/06), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.63% / Net Expense Ratio 0.55%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.55% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

25

MARKET VECTORS STEEL ETF

PERFORMANCE COMPARISON

(unaudited)

2	NYSE Arca Steel Index (STEEL) is a modified capitalization-weighted index comprised of publicly traded companies predominantly involved in the production of steel products or mining and processing of iron ore.

NYSE Arca Steel Index (STEEL) is a trademark of NYSE or its affiliates, is licensed for use by Van Eck Associates Corporation in connection with Market Vectors Steel ETF (SLX). Market Vectors Steel ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by NYSE and NYSE makes no representation as to the accuracy and/or completeness of STEEL or the results to be obtained by any person from the using STEEL in connection with trading the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Steel ETF (SLX)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for SLX is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	October 16, 2006* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	0	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	2	0.1%
Greater than or Equal to 1.5% And Less Than 2.0%	1	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	1	0.0%
Greater than or Equal to 0.5% And Less Than 1.0%	16	0.8%
Greater than or Equal to 0.0% And Less Than 0.5%	658	31.8%
Greater than or Equal to -0.5% And Less Than 0.0%	1332	64.6%
Greater than or Equal to -1.0% And Less Than -0.5%	52	2.5%
Greater than or Equal to -1.5% And Less Than -1.0%	3	0.1%
Greater than or Equal to -2.0% And Less Than -1.5%	0	0.0%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	2	0.1%
	2067	100.0%

* First day of secondary market trading.

26

MARKET VECTORS UNCONVENTIONAL OIL & GAS ETF

PERFORMANCE COMPARISON

(unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVFRAKTR[2]
One Year	(21.41)%	(21.18)%	(21.08)%
Life (annualized)	(3.37)%	(3.26)%	(3.09)%
Life* (cumulative)	(9.41)%	(9.11)%	(8.65)%
*since 2/14/12

Commencement date for the Market Vectors Unconventional Oil & Gas ETF (FRAK) was 2/14/2012.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (2/14/12) to the first day of secondary market trading in shares of the Fund (2/15/12), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.67% / Net Expense Ratio 0.54%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.54% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

27

MARKET VECTORS UNCONVENTIONAL OIL & GAS ETF

PERFORMANCE COMPARISON

(unaudited)

[2]	Market Vectors® Global Unconventional Oil & Gas Index (MVFRAKTR) is a rules-based, modified capitalization-weighted, float-adjusted index intended to track the overall performance of companies involved in the exploration, development, extraction, production and/or refining of unconventional oil and natural gas.

Market Vectors Global Unconventional Oil & Gas Index (MVFRAKTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate MVFRAKTR. Solactive AG uses its best efforts to ensure that MVFRAKTR is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in MVFRAKTR to third parties. Market Vectors Unconventional Oil & Gas ETF (the “Fund”) is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund.

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Unconventional Oil & Gas ETF (FRAK)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for FRAK is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	February 15, 2012* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	1	0.0%
Greater than or Equal to 2.5% And Less Than 3.0%	0	0.0%
Greater than or Equal to 2.0% And Less Than 2.5%	0	0.0%
Greater than or Equal to 1.5% And Less Than 2.0%	0	0.0%
Greater than or Equal to 1.0% And Less Than 1.5%	8	1.1%
Greater than or Equal to 0.5% And Less Than 1.0%	97	13.4%
Greater than or Equal to 0.0% And Less Than 0.5%	412	57.0%
Greater than or Equal to -0.5% And Less Than 0.0%	167	23.1%
Greater than or Equal to -1.0% And Less Than -0.5%	30	4.1%
Greater than or Equal to -1.5% And Less Than -1.0%	7	1.0%
Greater than or Equal to -2.0% And Less Than -1.5%	2	0.3%
Greater than or Equal to -2.5% And Less Than -2.0%	0	0.0%
Greater than or Equal to -3.0% And Less Than -2.5%	0	0.0%
Less Than -3.0%	0	0.0%
	724	100.0%

* First day of secondary market trading.

28

MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF

PERFORMANCE COMPARISON

(unaudited)

Hypothetical Growth of $10,000 (Since Inception)

This chart shows the value of a hypothetical $10,000 investment in the Fund at NAV and at Share Price over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with the Fund’s benchmark.

Total Return	Share Price[1]	NAV	MVNLRTR[2]
One Year	9.52%	9.61%	9.71%
Five Years	(0.79)%	(0.77)%	(1.02)%
Life* (annualized)	(7.07)%	(7.06)%	(6.94)%
Life* (cumulative)	(41.80)%	(41.76)%	(41.21)%
*since 8/13/07

Index data prior to March 24, 2014 reflects that of the DAXglobal® Nuclear Energy Index (DXNE). From March 24, 2014 forward, the index data reflects that of the Market Vectors® Global Uranium & Nuclear Energy Index (MVNLRTR). All index history reflects a blend of the performance of the aforementioned Indexes.

Commencement date for the Market Vectors Uranium+Nuclear Energy ETF (NLR) was 8/13/07.

[1]	The price used to calculate market return (Share Price) is determined by using the closing price listed on NYSE Arca. Since the shares of the Fund did not trade in the secondary market until several days after the Fund’s commencement, for the period from commencement (8/13/07) to the first day of secondary market trading in shares of the Fund (8/15/07), the NAV of the Fund is used as a proxy for the secondary market trading price to calculate market returns.

The performance data quoted represents past performance. Past performance is not a guarantee of future results. Performance information for the Fund reflects temporary waivers of expenses and/or fees. Had the Fund incurred all expenses, investment returns would have been reduced. These returns do not reflect the deduction of taxes that a shareholder would pay on Fund dividends and distributions or the sale of Fund shares.

Investment return and value of the shares of the Fund will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Performance current to the most recent month-end is available by calling 1.888.MKT.VCTR or by visiting marketvectorsetfs.com.

Gross Expense Ratio 0.76% / Net Expense Ratio 0.60%

Van Eck Associates Corporation (the “Adviser”) has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of the Fund (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) from exceeding 0.60% of the Fund’s average daily net assets per year until at least May 1, 2015. During such time, the expense limitation is expected to continue until the Fund’s Board of Trustees acts to discontinue all or a portion of such expense limitation.

Fund shares are not individually redeemable and will be issued and redeemed at their NAV only through certain authorized broker-dealers in large, specified blocks of shares called “creation units” and otherwise can be bought and sold only through exchange trading. Creation units are issued and redeemed principally in kind. Shares may trade at a premium or discount to their NAV in the secondary market.

The “Net Asset Value” (NAV) of a Market Vectors exchange-traded fund (ETF) is determined at the close of each business day, and represents the dollar value of one share of the fund; it is calculated by taking the total assets of the fund, subtracting total liabilities, and dividing by the total number of shares outstanding. The NAV is not necessarily the same as the ETF’s intraday trading value. Market Vectors ETF investors should not expect to buy or sell shares at NAV.

29

MARKET VECTORS URANIUM+NUCLEAR ENERGY ETF

PERFORMANCE COMPARISON

(unaudited)

Index returns assume the reinvestment of all income and do not reflect any management fees or brokerage expenses associated with Fund returns. Investors cannot invest directly in the Index. Returns for actual Fund investors may differ from what is shown because of differences in timing, the amount invested and fees and expenses.

[2]	Market Vectors® Global Uranium & Nuclear Energy is a rules based, modified capitalization weighted, float adjusted index intended to give investors a means of tracking the overall performance of companies involved in uranium and nuclear energy.

Market Vectors® Global Uranium & Nuclear Energy Index (MVNLRTR) is the exclusive property of Market Vectors Index Solutions GmbH (a wholly owned subsidiary of the Adviser), which has contracted with Solactive AG to maintain and calculate the Index. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards Market Vectors Index Solutions GmbH, Solactive AG has no obligation to point out errors in the Index to third parties. Market Vectors Uranium+Nuclear Energy ETF is not sponsored, endorsed, sold or promoted by Market Vectors Index Solutions GmbH and Market Vectors Index Solutions GmbH makes no representation regarding the advisability of investing in the Fund

FREQUENCY DISTRIBUTION OF PREMIUMS AND DISCOUNTS

(unaudited)

Uranium+Nuclear Energy ETF (NLR)
Closing Price vs. NAV

The following Frequency Distribution of Premiums and Discounts chart is provided to show the frequency at which the closing price for NLR is at a premium or discount to its daily net asset value (NAV). The chart is for comparative purposes only and represents the period noted.

	August 15, 2007* through December 31, 2014
Premium/Discount Range	Number of Days	Percentage of Total Days
Greater than or Equal to 3.0%	2	0.1%
Greater than or Equal to 2.5% And Less Than 3.0%	3	0.2%
Greater than or Equal to 2.0% And Less Than 2.5%	3	0.2%
Greater than or Equal to 1.5% And Less Than 2.0%	15	0.8%
Greater than or Equal to 1.0% And Less Than 1.5%	46	2.5%
Greater than or Equal to 0.5% And Less Than 1.0%	186	10.0%
Greater than or Equal to 0.0% And Less Than 0.5%	510	27.4%
Greater than or Equal to -0.5% And Less Than 0.0%	736	39.5%
Greater than or Equal to -1.0% And Less Than -0.5%	258	13.9%
Greater than or Equal to -1.5% And Less Than -1.0%	49	2.6%
Greater than or Equal to -2.0% And Less Than -1.5%	23	1.2%
Greater than or Equal to -2.5% And Less Than -2.0%	14	0.8%
Greater than or Equal to -3.0% And Less Than -2.5%	5	0.3%
Less Than -3.0%	9	0.5%
	1859	100.0%

* First day of secondary market trading.

30

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MARKET VECTORS ETF TRUST

EXPLANATION OF EXPENSES
(unaudited)

Hypothetical $1,000 investment at beginning of period

As a shareholder of a Fund, you incur operating expenses, including management fees and other Fund expenses. This disclosure is intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The disclosure is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2014 to December 31, 2014.

Actual Expenses

The first line in the table below provides information about account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

Hypothetical Example for Comparison Purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on your Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as program fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

32

	Beginning Account Value July 1, 2014	Ending Account Value December 31, 2014	Annualized Expense Ratio During Period	Expenses Paid During the Period* July 1, 2014 - December 31, 2014
Agribusiness ETF
Actual	$1,000.00	$984.90	0.56%	$2.80
Hypothetical**	$1,000.00	$1,022.38	0.56%	$2.85
Coal ETF
Actual	$1,000.00	$802.20	0.59%	$2.68
Hypothetical**	$1,000.00	$1,022.23	0.59%	$3.01
Global Alternative Energy ETF
Actual	$1,000.00	$823.90	0.62%	$2.85
Hypothetical**	$1,000.00	$1,022.08	0.62%	$3.16
Gold Miners ETF
Actual	$1,000.00	$702.00	0.53%	$2.27
Hypothetical**	$1,000.00	$1,022.53	0.53%	$2.70
Junior Gold Miners ETF
Actual	$1,000.00	$574.90	0.54%	$2.14
Hypothetical**	$1,000.00	$1,022.48	0.54%	$2.75
Natural Resources ETF
Actual	$1,000.00	$851.30	0.50%	$2.33
Hypothetical**	$1,000.00	$1,022.68	0.50%	$2.55
Oil Services ETF
Actual	$1,000.00	$636.10	0.35%	$1.44
Hypothetical**	$1,000.00	$1,023.44	0.35%	$1.79
Rare Earth / Strategic Metals ETF
Actual	$1,000.00	$726.50	0.58%	$2.52
Hypothetical**	$1,000.00	$1,022.28	0.58%	$2.96
Solar Energy ETF
Actual	$1,000.00	$782.30	0.65%	$2.92
Hypothetical**	$1,000.00	$1,021.93	0.65%	$3.31
Steel ETF
Actual	$1,000.00	$767.60	0.55%	$2.45
Hypothetical**	$1,000.00	$1,022.43	0.55%	$2.80
Unconventional Oil & Gas ETF
Actual	$1,000.00	$651.60	0.54%	$2.25
Hypothetical**	$1,000.00	$1,022.48	0.54%	$2.75
Uranium+Nuclear Energy ETF
Actual	$1,000.00	$1,004.80	0.61%	$3.08
Hypothetical**	$1,000.00	$1,022.13	0.61%	$3.11
*	Expenses are equal to the Fund’s annualized expense ratio (for the six months ended December 31, 2014) multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by the number of days in the fiscal year (to reflect the one-half year period).
**	Assumes annual return of 5% before expenses
33

AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 99.9%
Argentina: 0.1%
147,438	Cresud S.A.C.I.F. y A (ADR) *	$1,487,649
Australia: 1.8%
6,071,896	Incitec Pivot Ltd. #	15,743,801
769,804	Nufarm Ltd. #	2,967,327
2,016,993	Treasury Wine Estates Ltd. #	7,803,733
		26,514,861
Brazil: 0.3%
2,372,000	All America Latina Logistica SA	4,515,206
Canada: 10.4%
595,746	Agrium, Inc. (USD) †	56,429,061
2,637,316	Potash Corp. of Saskatchewan, Inc. (USD)	93,150,001
		149,579,062
Chile: 0.4%
217,952	Sociedad Quimica y Minera de Chile SA (ADR)	5,204,694
China / Hong Kong: 1.1%
64,396,000	Chaoda Modern Agriculture Holdings Ltd. * † # §	1,352,155
5,824,000	China BlueChemical Ltd. #	2,059,770
11,670,000	Goldin Financial Holdings Ltd. * #	11,289,829
8,366,000	Sinofert Holdings Ltd. * #	1,363,985
		16,065,739
Germany: 1.5%
775,171	K+S AG † #	21,390,972
Indonesia: 1.1%
1,500,776	Astra Agro Lestari Tbk PT #	2,932,487
34,377,800	Charoen Pokphand Indonesia Tbk PT #	10,464,104
13,328,610	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	2,028,388
		15,424,979
Israel: 1.1%
2,244,429	Israel Chemicals Ltd. #	16,186,637
Japan: 6.1%
4,707,130	Kubota Corp. #	68,257,416
903,000	Nippon Meat Packers, Inc. #	19,737,152
		87,994,568
Malaysia: 3.1%
5,910,000	Felda Global Ventures Holdings Bhd #	3,673,466
13,638,955	IOI Corp. Bhd #	18,718,162
2,029,770	Kuala Lumpur Kepong Bhd	13,235,737
2,372,500	PPB Group Bhd #	9,667,805
		45,295,170
Netherlands: 1.2%
317,927	Nutreco NV #	17,064,602
Norway: 3.5%
1,231,859	Marine Harvest ASA (ADR) †	16,827,194
750,202	Yara International ASA #	33,209,789
		50,036,983
Russia: 1.3%
703,485	PhosAgro OAO (GDR) * # Reg S	7,186,629
923,291	Uralkali OJSC (GDR) # Reg S	10,853,967
		18,040,596
Number of Shares		Value

Singapore: 4.3%
2,341,000	First Resources Ltd. #	$3,290,125
26,913,745	Golden Agri-Resources Ltd. #	9,311,636
1,620,520	Indofood Agri Resources Ltd. #	881,684
20,110,751	Wilmar International Ltd. #	48,985,925
		62,469,370
South Africa: 0.4%
373,388	Tongaat Hulett Ltd. #	5,569,730
Switzerland: 8.1%
1,812,039	Syngenta AG (ADR) †	116,405,385
Taiwan: 0.4%
3,550,000	Taiwan Fertilizer Co. Ltd. #	6,257,834
Thailand: 1.4%
23,611,336	Charoen Pokphand Foods (NVDR) #	19,432,103
Turkey: 0.1%
63,573	Turk Traktor ve Ziraat Makineleri AS #	2,086,169
Ukraine: 0.1%
208,816	Kernel Holding SA * #	1,659,648
United Kingdom: 2.1%
3,806,877	CNH Industrial NV (USD) †	30,683,429
United States: 50.0%
262,948	AGCO Corp. †	11,885,250
95,012	Andersons, Inc.	5,048,938
1,672,345	Archer-Daniels-Midland Co.	86,961,940
99,604	Balchem Corp.	6,637,611
539,612	Bunge Ltd.	49,056,127
177,729	CF Industries Holdings, Inc.	48,438,262
179,581	Chiquita Brands International, Inc. *	2,596,741
1,142,954	Deere & Co.	101,117,140
438,135	FMC Corp.	24,986,839
111,322	IDEXX Laboratories, Inc. *	16,505,713
22,092	Lindsay Corp. †	1,894,168
957,869	Monsanto Co.	114,436,609
1,220,210	Mosaic Co.	55,702,587
42,449	MWI Veterinary Supply, Inc. *	7,212,510
308,550	Pilgrim’s Pride Corp. * †	10,117,355
198,934	Toro Co.	12,693,979
453,397	Tractor Supply Co.	35,736,752
1,237,912	Tyson Foods, Inc.	49,627,892
1,837,645	Zoetis, Inc.	79,073,864
		719,730,277
Total Common Stocks (Cost: $1,535,241,981)		1,439,095,663
MONEY MARKET FUND: 0.0% (Cost: $380,060)
380,060	Dreyfus Government Cash Management Fund	380,060
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $1,535,622,041)		1,439,475,723

See Notes to Financial Statements

34

Principal
Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 5.2%
Repurchase Agreements: 5.2%
$12,000,000	Repurchase agreement dated 12/31/14 with Citigroup Global Markets, Inc., 0.08%, due 1/2/15, proceeds $12,000,053; (collateralized by various U.S. government and agency obligations, 1.38% to 8.00%, due 12/15/17 to 7/15/51, valued at $12,240,000 including accrued interest)	$12,000,000
4,098,670	Repurchase agreement dated 12/31/14 with Credit Agricole CIB, 0.06%, due 1/2/15, proceeds $4,098,684; (collateralized by various U.S. government and agency obligations, 2.13% to 9.00%, due 11/15/18 to 2/15/38, valued at $4,180,644 including accrued interest)	4,098,670
891,329	Repurchase agreement dated 12/31/14 with Credit Agricole CIB, 0.08%, due 1/2/15, proceeds $891,333; (collateralized by various U.S. government and agency obligations, 0.63% to 2.38%, due 2/28/15 to 7/15/21, valued at $909,156 including accrued interest)	891,329
19,469,521	Repurchase agreement dated 12/31/14 with HSBC Securities USA, Inc., 0.06%, due 1/2/15, proceeds $19,469,586; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 1/15/15 to 7/15/32, valued at $19,858,957 including accrued interest)	19,469,521
Principal
Amount		Value

Repurchase Agreements: (continued)
$19,469,521	Repurchase agreement dated 12/31/14 with JP Morgan Securities, LLC, 0.10%, due 1/2/15, proceeds $19,469,629; (collateralized by various U.S. government and agency obligations, 2.50% to 8.00%, due 8/1/16 to 1/1/45, valued at $19,858,935 including accrued interest)	$19,469,521
19,469,521	Repurchase agreement dated 12/31/14 with Mizuho Securities USA, Inc., 0.08%, due 1/2/15, proceeds $19,469,608; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/31/16 to 12/20/44, valued at $19,858,912 including accrued interest)	19,469,521
Total Short-term Investments Held as Collateral for Securities Loaned (Cost: $75,398,562)		75,398,562
Total Investments: 105.1% (Cost: $1,611,020,603)		1,514,874,285
Liabilities in excess of other assets: (5.1)%		(73,972,844)
NET ASSETS: 100.0%		$1,440,901,441

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $70,822,839.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $381,427,030 which represents 26.5% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $1,352,155 which represents 0.1% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

See Notes to Financial Statements

35

AGRIBUSINESS ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	2.5%	$35,736,752
Consumer Staples	28.9	416,044,829
Financials	0.9	12,777,478
Health Care	7.1	102,792,087
Industrials	16.2	233,132,757
Materials	44.4	638,611,760
Money Market Fund	0.0	380,060
	100.0%	$1,439,475,723

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Argentina	$1,487,649	$—	$—	$1,487,649
Australia	—	26,514,861	—	26,514,861
Brazil	4,515,206	—	—	4,515,206
Canada	149,579,062	—	—	149,579,062
Chile	5,204,694	—	—	5,204,694
China / Hong Kong	—	14,713,584	1,352,155	16,065,739
Germany	—	21,390,972	—	21,390,972
Indonesia	—	15,424,979	—	15,424,979
Israel	—	16,186,637	—	16,186,637
Japan	—	87,994,568	—	87,994,568
Malaysia	13,235,737	32,059,433	—	45,295,170
Netherlands	—	17,064,602	—	17,064,602
Norway	16,827,194	33,209,789	—	50,036,983
Russia	—	18,040,596	—	18,040,596
Singapore	—	62,469,370	—	62,469,370
South Africa	—	5,569,730	—	5,569,730
Switzerland	116,405,385	—	—	116,405,385
Taiwan	—	6,257,834	—	6,257,834
Thailand	—	19,432,103	—	19,432,103
Turkey	—	2,086,169	—	2,086,169
Ukraine	—	1,659,648	—	1,659,648
United Kingdom	30,683,429	—	—	30,683,429
United States	719,730,277	—	—	719,730,277
Money Market Fund	380,060	—	—	380,060
Repurchase Agreements	—	75,398,562	—	75,398,562
Total	$1,058,048,693	$455,473,437	$1,352,155	$1,514,874,285

During the year ended December 31, 2014, transfers of securities from Level 1 to Level 2 were $ 9,477,665 and transfers of securities from Level 2 to Level 1 were $ 45,346,656. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2014:

Common Stocks
China / Hong Kong
Balance as of December 31, 2013	$—
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	(4,202,054)
Purchases	—
Sales	—
Transfers in and/or out of level 3	5,554,209
Balance as of December 31, 2014	$1,352,155

Transfers from Level 2 to Level 3 resulted primarily due to suspended trading.

See Notes to Financial Statements

36

COAL ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number
of Shares		Value

COMMON STOCKS: 100.0%
Australia: 10.3%
2,478,541	Aurizon Holdings Ltd. #	$9,297,536
634,210	New Hope Corp. Ltd. #	1,269,841
1,095,998	Whitehaven Coal Ltd. * #	1,244,864
		11,812,241
Canada: 4.8%
200,234	Westshore Terminals Investment Corp.	5,468,078
China / Hong Kong: 18.0%
8,281,095	China Coal Energy Co. Ltd. #	5,176,519
3,178,408	China Shenhua Energy Co. Ltd. #	9,378,961
9,304,067	Fushan International Energy Group Ltd. #	2,021,352
2,109,307	Hidili Industry International Development Ltd. * #	189,587
470,814	Yanzhou Coal Mining Co. Ltd. (ADR)	3,968,962
		20,735,381
Indonesia: 14.9%
60,768,415	Adaro Energy Tbk PT #	5,070,196
116,007,400	Bumi Resources Tbk PT * #	747,815
1,509,152	Indo Tambangraya Megah Tbk PT #	1,861,387
2,550,000	Tambang Batubara Bukit Asam Tbk PT #	2,554,146
4,959,200	United Tractors Tbk PT #	6,926,040
		17,159,584
Philippines: 3.5%
1,264,290	Semirara Mining and Power Corp. #	3,997,118
Poland: 2.7%
201,619	Jastrzebska Spolka Weglowa SA * #	945,462
79,177	Lubelski Wegiel Bogdanka SA #	2,146,910
		3,092,372
Russia: 0.2%
483,005	Raspadskaya OAO (USD) * #	182,433
South Africa: 3.5%
450,959	Exxaro Resources Ltd. † #	4,024,602
Thailand: 4.9%
7,532,400	Banpu PCL (NVDR) #	5,684,077
United States: 37.2%
82,236	Alliance Holdings GP LP	5,015,574
147,433	Alliance Resource Partners LP	6,346,991
Number
of Shares		Value

United States: (continued)
431,213	Alpha Natural Resources, Inc. *	$720,126
648,026	Arch Coal, Inc.	1,153,486
142,006	Cloud Peak Energy, Inc. *	1,303,615
233,424	Consol Energy, Inc.	7,892,065
28,549	FreightCar America, Inc.	751,124
151,764	Joy Global, Inc.	7,060,061
340,627	Natural Resource Partners LP	3,150,800
675,171	Peabody Energy Corp.	5,225,823
199,620	SunCoke Energy, Inc.	3,860,651
179,249	Walter Energy, Inc.	247,364
		42,727,680
Total Common Stocks (Cost: $196,205,486)		114,883,566
MONEY MARKET FUND: 0.1% (Cost: $173,564)
173,564	Dreyfus Government Cash Management Fund	173,564
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $196,379,050)		115,057,130

Principal
Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.6% (Cost: $689,582)
Repurchase Agreement: 0.6%
$689,582	Repurchase agreement dated 12/31/14 with Credit Agricole CIB, 0.08%, due 1/2/15, proceeds $689,585; (collateralized by various U.S. government and agency obligations, 0.63% to 2.38%, due 2/28/15 to 7/15/21, valued at $703,374 including accrued interest)	689,582
Total Investments: 100.7% (Cost: $197,068,632)		115,746,712
Liabilities in excess of other assets: (0.7)%		(841,718)
NET ASSETS: 100.0%		$114,904,994

ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $646,922.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $62,718,846 which represents 54.6% of net assets.

See Notes to Financial Statements

37

COAL ETF

SCHEDULE OF INVESTMENTS

(continued)

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	67.9%	$78,123,465
Industrials	25.6	29,502,839
Materials	6.3	7,257,262
Money Market Fund	0.2	173,564
	100.0%	$115,057,130

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$11,812,241	$—	$11,812,241
Canada	5,468,078	—	—	5,468,078
China / Hong Kong	3,968,962	16,766,419	—	20,735,381
Indonesia	—	17,159,584	—	17,159,584
Philippines	—	3,997,118	—	3,997,118
Poland	—	3,092,372	—	3,092,372
Russia	—	182,433	—	182,433
South Africa	—	4,024,602	—	4,024,602
Thailand	—	5,684,077	—	5,684,077
United States	42,727,680	—	—	42,727,680
Money Market Fund	173,564	—	—	173,564
Repurchase Agreement	—	689,582	—	689,582
Total	$52,338,284	$63,408,428	$—	$115,746,712

During the year ended December 31, 2014, transfers of securities from Level 1 to Level 2 were $425,147. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

38

GLOBAL ALTERNATIVE ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number
of Shares		Value

COMMON STOCKS: 99.9%
Austria: 1.0%
46,844	Verbund - Oesterreichische Elektrizis AG † #	$867,504
Brazil: 1.8%
191,254	Cosan Ltd. (Class A) (USD)	1,482,218
Canada: 1.4%
47,274	Canadian Solar, Inc. (USD) *	1,143,558
China / Hong Kong: 7.6%
3,561,000	China Longyuan Power Group Corp. Ltd. #	3,672,010
35,272	JinkoSolar Holding Co. Ltd. (ADR) * †	695,211
94,514	Trina Solar Ltd. (ADR) * †	875,200
491,400	Xinjiang Goldwind Science & Technology Co. Ltd. #	762,905
150,052	Yingli Green Energy Holding Co. Ltd. (ADR) * †	352,622
		6,357,948
Denmark: 9.5%
217,201	Vestas Wind Systems A/S * #	7,888,927
Germany: 1.5%
68,798	Nordex SE * #	1,227,420
Italy: 4.2%
1,651,750	Enel Green Power SpA #	3,460,684
Japan: 3.2%
127,204	Kurita Water Industries Ltd. #	2,649,930
Spain: 4.5%
224,674	EDP Renovaveis SA #	1,462,102
249,665	Gamesa Corp. Tecnologica SA * #	2,253,694
		3,715,796
United States: 65.2%
128,552	Covanta Holding Corp.	2,829,430
134,961	Cree, Inc. * †	4,348,443
122,525	Eaton Corp. Plc	8,326,799
50,893	EnerSys, Inc.	3,141,116
84,040	First Solar, Inc. *	3,747,764
34,836	Green Plains Renewable Energy, Inc.	863,236
80,993	International Rectifier Corp. *	3,231,621
41,372	Itron, Inc. *	1,749,622
179,366	Plug Power, Inc. * †	538,098
50,890	Polypore International, Inc. *	2,394,374
32,811	Power Integrations, Inc.	1,697,641
66,064	Solarcity Corp. * †	3,533,103
301,232	SunEdison, Inc. * †	5,877,036
59,913	Sunpower Corp. * †	1,547,553
39,201	Tesla Motors, Inc. * †	8,718,694
43,520	Veeco Instruments, Inc. *	1,517,978
		54,062,508
Total Common Stocks (Cost: $87,635,435)		82,856,493
MONEY MARKET FUND: 0.2% (Cost: $156,085)
156,085	Dreyfus Government Cash Management Fund	156,085
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $87,791,520)		83,012,578
Principal
Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 25.4%
Repurchase Agreements: 25.4%
$1,052,249	Repurchase agreement dated 12/31/14 with Barclays Capital, 0.05%, due 1/2/15, proceeds $1,052,252; (collateralized by various U.S. government and agency obligations, 1.50% to 2.13%, due 8/31/18 to 6/30/21, valued at $1,073,294 including accrued interest)	$1,052,249
4,998,422	Repurchase agreement dated 12/31/14 with Citigroup Global Markets, Inc., 0.08%, due 1/2/15, proceeds $4,998,444; (collateralized by various U.S. government and agency obligations, 1.38% to 8.00%, due 12/15/17 to 7/15/51, valued at $5,098,390 including accrued interest)	4,998,422
4,998,422	Repurchase agreement dated 12/31/14 with Daiwa Capital Markets America, 0.12%, due 1/2/15, proceeds $4,998,455; (collateralized by various U.S. government and agency obligations, 0.00% to 6.50%, due 6/1/17 to 3/1/48, valued at $5,098,390 including accrued interest)	4,998,422
4,998,422	Repurchase agreement dated 12/31/14 with Mizuho Securities USA, Inc., 0.08%, due 1/2/15, proceeds $4,998,444; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/31/16 to 12/20/44, valued at $5,098,391 including accrued interest)	4,998,422
4,998,422	Repurchase agreement dated 12/31/14 with Nomura Securities Int., Inc., 0.08%, due 1/2/15, proceeds $4,998,444; (collateralized by various U.S. government and agency obligations, 0.00% to 8.88%, due 1/7/15 to 10/20/64, valued at $5,098,390 including accrued interest)	4,998,422
Total Short-term Investments Held as Collateral for Securities Loaned (Cost: $21,045,937)		21,045,937
Total Investments: 125.5% (Cost: $108,837,457)		104,058,515
Liabilities in excess of other assets: (25.5)%		(21,121,143)
NET ASSETS: 100.0%		$82,937,372

See Notes to Financial Statements

39

GLOBAL ALTERNATIVE ENERGY ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $20,686,661.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $24,245,176 which represents 29.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	10.5%	$8,718,694
Energy	2.8	2,345,454
Industrials	42.8	35,545,796
Information Technology	32.3	26,784,249
Utilities	11.4	9,462,300
Money Market Fund	0.2	156,085
	100.0%	$83,012,578

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Austria	$—	$867,504	$—	$867,504
Brazil	1,482,218	—	—	1,482,218
Canada	1,143,558	—	—	1,143,558
China / Hong Kong	1,923,033	4,434,915	—	6,357,948
Denmark	—	7,888,927	—	7,888,927
Germany	—	1,227,420	—	1,227,420
Italy	—	3,460,684	—	3,460,684
Japan	—	2,649,930	—	2,649,930
Spain	—	3,715,796	—	3,715,796
United States	54,062,508	—	—	54,062,508
Money Market Fund	156,085	—	—	156,085
Repurchase Agreements	—	21,045,937	—	21,045,937
Total	$58,767,402	$45,291,113	$—	$104,058,515

There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements

40

GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 100.1%
Australia: 5.6%
31,214,085	Newcrest Mining Ltd. * #	$275,306,768
18,266,686	OceanaGold Corp. (LDR) ‡ * † #	30,704,143
		306,010,911
Canada: 58.9%
10,259,920	Agnico-Eagle Mines Ltd. (USD)	255,369,409
7,721,482	Alamos Gold, Inc. (USD) ‡ †	55,054,167
15,129,182	AuRico Gold, Inc. (USD) ‡	49,623,717
55,721,574	B2GOLD Corp. (USD) ‡ * †	90,268,950
42,020,788	Barrick Gold Corp. (USD)	451,723,471
14,332,650	Centerra Gold, Inc. ‡	74,741,382
9,569,378	Detour Gold Corp. ‡ *	78,405,696
38,808,040	Eldorado Gold Corp. (USD) ‡ †	235,952,883
7,125,192	First Majestic Silver Corp. (USD) ‡ * †	35,768,464
5,623,103	Franco-Nevada Corp. (USD) †	276,600,436
29,351,939	Goldcorp, Inc. (USD)	543,597,910
22,851,801	IAMGOLD Corp. (USD) ‡ * †	61,699,863
69,389,887	Kinross Gold Corp. (USD) ‡ *	195,679,481
30,588,954	New Gold, Inc. (USD) ‡ *	131,532,502
9,185,508	Pan American Silver Corp. (USD) ‡	84,506,674
9,699,220	Primero Mining Corp. (USD) ‡ * †	37,245,005
20,122,614	Rio Alto Mining Ltd. ‡ *	48,992,680
16,821,570	Semafo, Inc. ‡ *	43,279,325
13,387,782	Silver Wheaton Corp. (USD) †	272,173,608
53,399,683	Yamana Gold, Inc. (USD) ‡	214,666,726
		3,236,882,349
China / Hong Kong: 3.0%
1,606,176,000	G-Resources Group Ltd. ‡ * † #	38,016,881
52,990,500	Zhaojin Mining Industry Co. Ltd. ‡ † #	26,600,864
354,036,000	Zijin Mining Group Ltd. ‡ † #	100,106,563
		164,724,308
Peru: 2.9%
16,711,270	Cia de Minas Buenaventura SA (ADR) ‡	159,759,741
South Africa: 10.5%
24,586,894	AngloGold Ashanti Ltd. (ADR) ‡ * †	213,905,978
47,005,752	Gold Fields Ltd. (ADR) ‡	212,936,056
26,439,767	Harmony Gold Mining Co. Ltd. (ADR) ‡ * †	49,971,160
13,615,614	Sibanye Gold Ltd. (ADR) ‡	103,070,198
		579,883,392
United Kingdom: 6.4%
69,850,513	Cenatamin Plc ‡ † #	64,162,567
4,285,267	Randgold Resources Ltd. (ADR) †	288,869,848
		353,032,415
United States: 12.8%
17,823,504	Alacer Gold Corp. (CAD) ‡	35,854,750
6,272,078	Coeur d’Alene Mines Corp. ‡ * †	32,050,319
22,279,974	Hecla Mining Co. ‡	62,161,127
17,996,261	Newmont Mining Corp.	340,129,333
3,687,563	Royal Gold, Inc. ‡	231,210,200
		701,405,729
Total Common Stocks (Cost: $9,409,140,122)		5,501,698,845
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 2.0%
Repurchase Agreements: 2.0%
$25,952,836	Repurchase agreement dated 12/31/14 with BNP Paribas Securities Corp., 0.07%, due 1/2/15, proceeds $25,952,937; (collateralized by various U.S. government and agency obligations, 2.13% to 6.00%, due 8/15/21 to 7/15/52, valued at $26,471,893 including accrued interest)	$25,952,836
25,952,836	Repurchase agreement dated 12/31/14 with Citigroup Global Markets, Inc., 0.08%, due 1/2/15, proceeds $25,952,951; (collateralized by various U.S. government and agency obligations, 1.38% to 8.00%, due 12/15/17 to 7/15/51, valued at $26,471,893 including accrued interest)	25,952,836
5,316,039	Repurchase agreement dated 12/31/14 with Credit Agricole CIB, 0.06%, due 1/2/15, proceeds $5,316,057; (collateralized by various U.S. government and agency obligations, 2.13% to 9.00%, due 11/15/18 to 2/15/38, valued at $5,422,361 including accrued interest)	5,316,039
25,952,836	Repurchase agreement dated 12/31/14 with HSBC Securities USA, Inc., 0.07%, due 1/2/15, proceeds $25,952,937; (collateralized by various U.S. government and agency obligations, 3.00% to 8.00%, due 1/1/23 to 12/1/47, valued at $26,472,003 including accrued interest)	25,952,836
25,952,836	Repurchase agreement dated 12/31/14 with Mizuho Securities USA, Inc., 0.08%, due 1/2/15, proceeds $25,952,951; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/31/16 to 12/20/44, valued at $26,471,894 including accrued interest)	25,952,836
Total Short-term Investments Held as Collateral for Securities Loaned (Cost: $109,127,383)		109,127,383
Total Investments: 102.1% (Cost: $9,518,267,505)		5,610,826,228
Liabilities in excess of other assets: (2.1)%		(115,378,888)
NET ASSETS: 100.0%		$5,495,447,340

See Notes to Financial Statements

41

GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
CAD	Canadian Dollar
LDR	Local Depositary Receipt
USD	United States Dollar
‡	Affiliated issuer — as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $105,313,301.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $534,897,786 which represents 9.7% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Gold	91.2	$5,015,038,653
Silver	8.8	486,660,192
	100.0%	$5,501,698,845

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2014 is set forth below:

Affiliates	Value 12/31/13	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 12/31/14
Agnico-Eagle Mines Ltd.	$255,494,336	$204,916,790	$(184,595,863)	$(31,125,967)	$2,626,864	$—	(b)
Alacer Gold Corp.	32,662,760	22,189,877	(19,534,677)	(585,775)	255,849	35,854,750
Alamos Gold, Inc.	86,359,875	37,153,429	(34,889,389)	(5,869,472)	1,110,545	55,054,167
AngloGold Ashanti Ltd.	263,887,415	177,765,742	(175,657,479)	(54,926,136)	—	213,905,978
Argonaut Gold, Inc.	41,607,597	13,138,961	(25,811,394)	(36,876,365)	—	—
AuRico Gold, Inc.	50,512,473	33,521,589	(29,631,921)	(4,310,034)	734,818	49,623,717
B2GOLD Corp.	73,352,694	73,822,379	(44,193,723)	2,886,562	—	90,268,950
Cenatamin Plc	45,536,027	37,714,364	(29,456,465)	5,518,677	481,134	64,162,567
Centerra Gold, Inc.	—	92,337,682	(17,444,994)	11,102	714,846	74,741,382
Cia de Minas Buenaventura SA	172,407,552	107,982,551	(94,619,989)	(47,470,020)	458,518	159,759,741
Coeur d’Alene Mines Corp.	60,807,762	24,145,039	(23,322,572)	(8,137,355)	—	32,050,319
Detour Gold Corp.	29,719,906	48,050,131	(33,896,025)	5,179,276	—	78,405,696
Eldorado Gold Corp.	227,152,300	138,022,547	(137,962,143)	(50,436,328)	566,422	235,952,883
First Majestic Silver Corp.	63,934,259	31,634,839	(31,255,042)	(5,470,507)	—	35,768,464
Franco-Nevada Corp.	303,060,868	173,362,299	(256,623,990)	9,808,383	4,945,853	—	(b)
Gold Fields Ltd.	137,455,587	111,694,141	(90,062,849)	(39,100,467)	1,297,437	212,936,056
G-Resources Group Ltd.	35,807,423	23,765,371	(20,809,284)	(1,746,701)	—	38,016,881
Harmony Gold Mining Co. Ltd.	61,451,372	36,328,336	(35,606,743)	(18,251,882)	—	49,971,160
Hecla Mining Co.	58,832,383	39,360,366	(31,247,592)	(7,141,630)	181,276	62,161,127
IAMGOLD Corp.	69,906,703	40,575,243	(38,168,611)	(22,623,438)	—	61,699,863
Kinross Gold Corp.	279,172,808	142,350,172	(135,008,639)	(105,080,817)	—	195,679,481
McEwen Mining, Inc.	33,088,138	16,403,310	(35,088,320)	(25,132,304)	—	—
New Gold, Inc.	147,029,291	91,969,804	(80,864,542)	(17,008,506)	—	131,532,502
Newcrest Mining Ltd.	300,661,039	152,183,265	(252,332,102)	(7,482,202)	—	—	(b)
OceanaGold Corp.	—	58,832,675	(13,937,889)	(73,504)	—	30,704,143
Osisko Mining Corp.	108,179,466	24,376,090	(32,398,351)	63,913,749	—	—
Pan American Silver Corp.	98,757,957	61,667,562	(57,215,437)	6,569,680	3,314,640	84,506,674
Primero Mining Corp.	—	82,886,306	(17,972,493)	(826,868)	—	37,245,005
Randgold Resources Ltd.	289,763,069	145,814,753	(165,838,343)	(1,799,417)	2,253,803	—	(b)
Rio Alto Mining Ltd.	—	58,023,890	(4,937,832)	(509,416)	—	48,992,680
Royal Gold, Inc.	165,512,971	133,973,303	(126,769,706)	24,912,321	2,854,801	231,210,200
Semafo, Inc.	—	80,992,783	(19,410,544)	383,674	—	43,279,325
Sibanye Gold Ltd.	49,277,526	82,536,002	(50,406,878)	20,033,654	4,070,104	103,070,198
Yamana Gold, Inc.	325,822,967	231,468,672	(137,017,064)	(8,231,346)	4,677,592	214,666,726
Zhaojin Mining Industry Co. Ltd.	28,055,858	17,244,379	(15,185,761)	(2,351,762)	660,521	26,600,864
Zijin Mining Group Ltd.	71,142,465	51,414,881	(42,438,369)	(367,531)	3,629,786	100,106,563
	$3,966,412,847	$2,899,619,523	$(2,541,613,015)	$(363,718,672)	$34,834,809	$2,797,928,062

(b)	Not an affiliate at the end of the reporting period.

See Notes to Financial Statements

42

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$—	$306,010,911	$—	$306,010,911
Canada	3,236,882,349	—	—	3,236,882,349
China / Hong Kong	—	164,724,308	—	164,724,308
Peru	159,759,741	—	—	159,759,741
South Africa	579,883,392	—	—	579,883,392
United Kingdom	288,869,848	64,162,567	—	353,032,415
United States	701,405,729	—	—	701,405,729
Repurchase Agreements	—	109,127,383	—	109,127,383
Total	$4,966,801,059	$644,025,169	$—	$5,610,826,228

There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements

43

JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 99.5%
Australia: 14.0%
48,595,262	Beadell Resources Ltd. ‡ * † #	$8,822,317
29,828,779	Evolution Mining Ltd. † #	15,503,815
341,527,377	Focus Minerals Ltd. * #	1,901,643
15,742,123	Kingsgate Consolidated Ltd. ‡ * † #	8,402,461
12,824,101	Medusa Mining Ltd. ‡ * † #	6,717,260
39,640,261	Northern Star Resources Ltd. ‡ † #	47,886,864
21,998,831	OceanaGold Corp. (CAD) ‡ *	38,366,189
35,814,217	Perseus Mining Ltd. (CAD) ‡ *	7,266,429
19,789,339	Red 5 Ltd. * # §	1,490,454
31,713,126	Regis Resources Ltd. ‡ * † #	49,556,231
28,981,777	Resolute Mining Ltd. * #	6,187,235
49,616,201	Saracen Mineral Holdings Ltd. ‡ * #	10,229,869
37,181,293	Silver Lake Resources Ltd. ‡ * † #	5,853,241
12,050,869	Troy Resources Ltd. ‡ * † #	4,469,637
		212,653,645
Canada: 58.9%
7,306,382	Alamos Gold, Inc. (USD) ‡ †	52,094,504
9,781,993	Argonaut Gold, Inc. ‡ *	15,455,253
11,197,116	Asanko Gold, Inc. ‡ *	17,401,087
17,785,964	AuRico Gold, Inc. (USD) ‡	58,337,962
2,913,536	Bear Creek Mining Corp. *	3,571,959
7,075,128	Continental Gold Ltd. ‡ * †	11,300,658
5,618,325	Dundee Precious Metals, Inc. *	13,290,922
7,534,541	Endeavour Silver Corp. (USD) ‡ * †	16,274,609
9,704,615	First Majestic Silver Corp. (USD) ‡ * †	48,717,167
6,963,431	Fortuna Silver Mines, Inc. ‡ *	31,743,506
14,692,085	Gabriel Resources Ltd. *	5,010,467
10,431,238	Great Panther Silver Ltd. (USD) ‡ *	6,415,211
6,141,607	Guyana Goldfields, Inc. * †	14,953,017
31,124,516	IAMGOLD Corp. (USD) ‡ * †	84,036,193
3,696,703	Kirkland Lake Gold, Inc. ‡ * †	10,691,953
31,217,986	Lake Shore Gold Corp. ‡ *	21,023,120
3,407,986	MAG Silver Corp. * †	28,011,247
13,623,261	McEwen Mining, Inc. (USD) ‡ * †	15,121,820
15,720,418	Novagold Resources, Inc. (USD) * †	46,375,233
10,789,501	Premier Gold Mines Ltd. ‡ *	17,606,006
7,413,194	Pretium Resources, Inc. (USD) ‡ * †	42,922,393
9,038,767	Primero Mining Corp. (USD) ‡ *	34,708,865
22,213,879	Rio Alto Mining Ltd. ‡ *	54,084,299
40,191,852	Romarco Minerals, Inc. ‡ *	17,003,244
23,512,152	Rubicon Minerals Corp. (USD) ‡ *	22,806,787
7,363,589	Sandstorm Gold Ltd. (USD) ‡ * †	25,036,203
2,859,988	Seabridge Gold, Inc. (USD) ‡ * †	21,592,909
16,640,556	Semafo, Inc. ‡ *	42,813,604
5,334,739	Silver Standard Resources, Inc. (USD) ‡ *	26,700,369
12,625,712	Silvercorp Metals, Inc. (USD) ‡ †	16,413,426
3,539,254	Sulliden Mining Capital, Inc. ‡ *	1,283,390
7,486,737	Tanzanian Royalty Exploration Corp. (USD) ‡ * †	4,856,646
20,853,276	Teranga Gold Corp. ‡ *	8,191,876
9,679,310	Timmins Gold Corp. ‡ *	9,526,798
47,767,146	Torex Gold Resources, Inc. ‡ *	50,726,173
		896,098,876
Cayman Islands: 0.8%
31,243,255	Endeavour Mining Corp. (CAD) ‡ *	11,464,177
Number of Shares		Value

China / Hong Kong: 3.8%
17,917,934	China Gold International Resources Corp. Ltd. (CAD) *	$31,867,856
228,004,000	China Precious Metal Resources Holdings Co. Ltd. * † #	18,414,965
22,054,000	China Silver Group Ltd. #	4,938,118
19,287,400	Real Gold Mining Ltd. * # §	3,039,646
		58,260,585
South Africa: 3.4%
3,349,846	DRDGOLD Ltd. (ADR) ‡ †	5,192,261
25,018,406	Harmony Gold Mining Co. Ltd. (ADR) ‡ * †	47,284,787
		52,477,048
Turkey: 1.1%
2,542,157	Koza Altin Isletmeleri AS #	16,973,792
United Kingdom: 5.9%
88,127,501	Cenatamin Plc ‡ † #	80,951,255
7,915,411	Highland Gold Mining Ltd. #	3,860,623
7,141,883	Lydian International Ltd. (CAD) *	2,898,066
47,103,767	Patagonia Gold Plc * #	2,579,149
		90,289,093
United States: 11.6%
15,398,024	Alacer Gold Corp. (CAD) ‡	30,975,520
7,129,630	Allied Nevada Gold Corp. ‡ * †	6,202,778
6,564,371	Coeur d’Alene Mines Corp. ‡ * †	33,543,936
3,673,340	Gold Resource Corp. ‡ †	12,415,889
26,922,140	Hecla Mining Co. ‡	75,112,771
11,251,341	Midway Gold Corp. ‡ * †	8,325,992
10,562,926	Paramount Gold and Silver Corp. ‡ * †	10,774,185
		177,351,071
Total Common Stocks (Cost: $1,977,949,753)		1,515,568,287

Principal
Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 9.4%
Repurchase Agreements: 9.4%
$11,963,101	Repurchase agreement dated 12/31/14 with Citigroup Global Markets, Inc., 0.08%, due 1/2/15, proceeds $11,963,154; (collateralized by various U.S. government and agency obligations, 1.38% to 8.00%, due 12/15/17 to 7/15/51, valued at $12,202,363 including accrued interest)	11,963,101
8,471,401	Repurchase agreement dated 12/31/14 with Credit Agricole CIB, 0.06%, due 1/2/15, proceeds $8,471,429; (collateralized by various U.S. government and agency obligations, 2.13% to 9.00%, due 11/15/18 to 2/15/38, valued at $8,640,830 including accrued interest)	8,471,401

See Notes to Financial Statements

44

Principal Amount		Value

Repurchase Agreements: (continued)
$40,938,901	Repurchase agreement dated 12/31/14 with HSBC Securities USA, Inc., 0.06%, due 1/2/15, proceeds $40,939,037; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 1/15/15 to 7/15/32, valued at $41,757,774 including accrued interest)	$40,938,901
40,938,901	Repurchase agreement dated 12/31/14 with JP Morgan Securities, LLC, 0.10%, due 1/2/15, proceeds $40,939,128; (collateralized by various U.S. government and agency obligations, 2.50% to 8.00%, due 8/1/16 to 1/1/45, valued at $41,757,729 including accrued interest)	40,938,901
Principal Amount		Value

Repurchase Agreements: (continued)
$40,938,901	Repurchase agreement dated 12/31/14 with Mizuho Securities USA, Inc., 0.08%, due 1/2/15, proceeds $40,939,083; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/31/16 to 12/20/44, valued at $41,757,681 including accrued interest)	$40,938,901
Total Short-term Investments Held as Collateral for Securities Loaned (Cost: $143,251,205)		143,251,205
Total Investments: 108.9% (Cost: $2,121,200,958)		1,658,819,492
Liabilities in excess of other assets: (8.9)%		(136,129,159)
NET ASSETS: 100.0%		$1,522,690,333

ADR	American Depositary Receipt
CAD	Canadian Dollar
USD	United States Dollar
‡	Affiliated issuer — as defined under the Investment Company Act of 1940.
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $131,223,670.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $297,778,575 which represents 19.6% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $4,530,100 which represents 0.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Diversified Metals & Mining	3.6%	$54,084,299
Gold	39.7	601,607,490
Materials	46.1	699,163,797
Precious Metals & Minerals	2.0	30,216,215
Silver	8.6	130,496,486
	100.0%	$1,515,568,287

A summary of the Fund’s transactions in securities of affiliates for the year ended December 31, 2014 is set forth below:

Affiliates	Value 12/31/13	Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 12/31/14
Alacer Gold Corp.	$—	$30,453,396	$(461,903)	$(38,032)	$—	$30,975,520
Alamos Gold, Inc.	—	55,193,933	(817,808)	(38,471)	—	52,094,504
Alexco Resource Corp.	3,987,474	6,971,754	(8,876,865)	(13,429,112)	—	—
Allied Nevada Gold Corp.	20,671,899	37,929,206	(16,077,237)	(20,541,453)	—	6,202,778
Argonaut Gold, Inc.	54,587,316	60,698,215	(36,962,063)	(62,663,688)	—	15,455,253
Asanko Gold, Inc.	10,011,747	50,110,738	(26,982,634)	(29,659,507)	—	17,401,087
Aurcana Corp.	1,637,383	1,262,743	(3,462,436)	(17,097,162)	—	—
AuRico Gold, Inc.	—	59,153,900	(893,585)	(24,435)	—	58,337,962
Banro Corp.	10,523,025	7,657,186	(8,599,086)	(58,668,104)	—	—
Beadell Resources Ltd.	34,682,182	36,473,587	(19,807,584)	(26,580,997)	—	8,822,317
Belo Sun Mining Corp.	4,305,426	3,257,118	(4,629,700)	(7,358,602)	—	—
Brigus Gold Corp.	13,100,044	6,159,833	(75,215)	36,328	—	—
Cenatamin Plc	—	81,353,690	(1,218,577)	(48,013)	—	80,951,255
China Precious Metal Resources Holdings Co. Ltd.	38,965,239	44,956,712	(39,959,404)	(24,571,692)	—	—	(b)
China Silver Group Ltd.	6,700,679	6,404,566	(11,616,149)	(407,559)	211,831	—	(b)

See Notes to Financial Statements

45

JUNIOR GOLD MINERS ETF

SCHEDULE OF INVESTMENTS

(continued)

Affiliates (continued)	Value 12/31/13		Purchases	Sales Proceeds	Realized Gain (Loss)	Dividend Income	Value 12/31/14
Coeur d’Alene Mines Corp.	$—	(a)	$32,724,133	$(531,940)	$(5,719)	$—	$33,543,936
Continental Gold Ltd.	26,954,156		36,546,701	(27,302,105)	(43,970,833)	—	11,300,658
DRDGOLD Ltd.	8,851,679		15,496,253	(7,085,328)	(8,438,505)	88,325	5,192,261
Dundee Precious Metals, Inc.	25,930,439		45,014,550	(38,472,096)	(48,840,745)	—	—	(b)
Endeavour Mining Corp.	12,631,266		32,033,163	(17,307,420)	(44,298,025)	—	11,464,177
Endeavour Silver Corp.	28,170,880		46,258,841	(24,961,947)	(43,845,756)	—	16,274,609
First Majestic Silver Corp.	—		50,447,820	(741,324)	(44,100)	—	48,717,167
Fortuna Silver Mines, Inc.	28,136,616		41,566,539	(49,541,589)	(7,294,764)	—	31,743,506
Gold Resource Corp.	—		24,750,835	(13,495,455)	(16,146,541)	590,791	12,415,889
Golden Star Resources Ltd.	8,870,543		11,761,667	(10,754,848)	(37,267,923)	—	—
Great Panther Silver Ltd.	7,289,562		14,794,554	(9,038,695)	(14,867,084)	—	6,415,211
Guyana Goldfields, Inc.	15,149,615		26,693,733	(31,322,914)	(16,240,905)	—	—	(b)
Harmony Gold Mining Co. Ltd.	—		45,671,189	(700,424)	(7,325)	—	47,284,787
Hecla Mining Co.	—		76,809,360	(1,148,584)	(47,253)	—	75,112,771
IAMGOLD Corp.	—		81,846,296	(1,201,844)	(72,417)	—	84,036,193
Indophil Resources NL	9,258,702		13,495,467	(31,383,305)	(5,266,902)	—	—
Intrepid Mines Ltd.	9,407,569		12,369,413	(17,965,266)	(14,811,780)	—	—
Kingsgate Consolidated Ltd.	8,153,978		22,137,147	(10,510,187)	(47,634,077)	—	8,402,461
Kirkland Lake Gold, Inc.	9,505,843		16,178,491	(14,711,263)	(27,851,196)	—	10,691,953
Lake Shore Gold Corp.	14,796,976		34,626,466	(29,370,252)	(31,339,276)	—	21,023,120
LionGold Corp. Ltd.	8,282,417		5,209,006	(8,395,739)	(50,473,377)	—	—
Lydian International Ltd.	4,731,990		11,184,601	(5,228,566)	(13,245,107)	—	—	(b)
Market Vectors Gold Miners ETF	—		93,399,498	(77,085,821)	(16,313,677)	—	—
McEwen Mining, Inc.	40,305,724		58,177,570	(54,033,587)	(39,891,183)	—	15,121,820
Medusa Mining Ltd.	20,236,362		29,019,681	(9,858,151)	(46,898,104)	—	6,717,260
Midway Gold Corp.	5,773,907		18,173,064	(9,471,834)	(9,129,060)	—	8,325,992
Northern Star Resources Ltd.	18,840,747		60,572,591	(42,655,005)	(3,151,025)	1,869,867	47,886,864
OceanaGold Corp.	36,071,367		58,749,747	(48,761,374)	(17,408,865)	—	38,366,189
Papillon Resources Ltd.	19,817,636		29,276,550	(25,280,640)	4,351,731	—	—
Paramount Gold and Silver Corp.	8,919,590		13,775,610	(10,414,516)	(12,360,530)	—	10,774,185
Perseus Mining Ltd.	6,036,609		17,391,530	(7,590,728)	(55,770,860)	—	7,266,429
Petropavlovsk Plc	14,371,175		14,304,530	(5,074,196)	(31,319,193)	—	—
Premier Gold Mines Ltd.	16,622,924		34,037,877	(26,453,041)	(37,405,622)	—	17,606,006
Pretium Resources, Inc.	—		44,229,292	(614,933)	(68,243)	—	42,922,393
Primero Mining Corp.	26,960,187		63,314,495	(49,154,023)	(16,762,116)	—	34,708,865
Regis Resources Ltd.	—		45,814,725	(708,556)	(4,732)	—	49,556,231
Rio Alto Mining Ltd.	22,909,674		87,644,456	(64,481,064)	(15,697,834)	—	54,084,299
Romarco Minerals, Inc.	18,058,825		37,462,515	(33,420,231)	(29,770,064)	—	17,003,244
Rubicon Minerals Corp.	20,726,952		43,371,622	(28,917,841)	(52,336,403)	—	22,806,787
Sandstorm Gold Ltd.	29,203,521		59,912,360	(33,216,629)	(45,344,630)	—	25,036,203
Saracen Mineral Holdings Ltd.	7,209,787		24,826,000	(14,921,156)	(17,230,033)	—	10,229,869
Seabridge Gold, Inc.	26,741,674		34,058,741	(36,170,282)	(33,585,387)	—	21,592,909
Semafo, Inc.	42,992,303		73,248,302	(60,599,053)	(5,112,215)	—	42,813,604
Silver Lake Resources Ltd.	14,460,044		23,045,931	(8,018,040)	(17,230,975)	—	5,853,241
Silver Standard Resources, Inc.	38,483,629		57,413,804	(41,465,683)	(17,277,290)	—	26,700,369
Silvercorp Metals, Inc.	30,447,336		32,571,556	(21,866,348)	(62,902,876)	278,357	16,413,426
St. Barbara Ltd.	6,170,731		4,955,389	(5,165,912)	(39,890,148)	—	—
Sulliden Mining Capital, Inc.	16,363,047		20,900,288	(56,887,394)	6,210,074	—	1,283,390
Tanzanian Royalty Exploration Corp.	13,741,947		19,825,831	(8,676,178)	(26,986,911)	—	4,856,646
Teranga Gold Corp.	—		41,151,811	(12,837,002)	(13,244,010)	—	8,191,876
Timmins Gold Corp.	11,929,200		18,882,854	(14,631,069)	(16,697,713)	—	9,526,798
Torex Gold Resources, Inc.	41,749,355		70,504,476	(63,259,832)	(27,054,623)	—	50,726,173
Troy Resources Ltd.	8,214,578		16,955,795	(8,225,021)	(16,792,694)	—	4,469,637
	$988,653,476		$2,432,621,293	$(1,411,526,477)	$(1,446,175,320)	$3,039,171	$1,294,700,080

(a)	Not an affiliate at the beginning of the reporting period.
(b)	Not an affiliate at the end of the reporting period.

See Notes to Financial Statements

46

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$45,632,618	$167,021,027	$—	$212,653,645
Canada	896,098,876	—	—	896,098,876
Cayman Islands	11,464,177	—	—	11,464,177
China / Hong Kong	31,867,856	23,353,083	3,039,646	58,260,585
South Africa	52,477,048	—	—	52,477,048
Turkey	—	16,973,792	—	16,973,792
United Kingdom	2,898,066	87,391,027	—	90,289,093
United States	177,351,071	—	—	177,351,071
Repurchase Agreements	—	143,251,205	—	143,251,205
Total	$1,217,789,712	$437,990,134	$3,039,646	$1,658,819,492

During the year ended December 31, 2014, transfers of securities from Level 1 to Level 2 were $46,727,996. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2014:

Common Stocks
China/Hong Kong
Balance as of December 31, 2013	$4,551,243
Realized gain (loss)	(11,857)
Change in unrealized appreciation (depreciation)	(1,485,153)
Purchases	6,807
Sales	(21,394)
Transfers in and/or out of level 3	—
Balance as of December 31, 2014	$3,039,646

See Notes to Financial Statements

47

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number
of Shares		Value

COMMON STOCKS: 100.4%
Argentina: 0.1%
2,598	YPF SA (ADR)	$68,769
Australia: 3.6%
53,287	Alumina Ltd. * #	77,168
10,918	Bega Cheese Ltd. #	45,746
69,168	BHP Billiton Ltd. #	1,639,220
11,721	BlueScope Steel Ltd. * #	53,178
1,820	Caltex Australia Ltd. #	50,620
36,670	Fortescue Metals Group Ltd. † #	80,706
14,535	GrainCorp. Ltd. #	97,715
9,020	Iluka Resources Ltd. #	43,422
39,682	Newcrest Mining Ltd. * #	349,993
15,767	Oil Search Ltd. #	101,349
14,844	Origin Energy Ltd. #	140,781
13,147	Santos Ltd. #	88,029
9,551	Woodside Petroleum Ltd. #	296,092
		3,064,019
Austria: 0.3%
200	Mayr-Melnhof Karton AG #	20,761
1,941	OMV AG #	51,540
2,788	Verbund - Oesterreichische Elektrizis AG † #	51,631
2,342	Voestalpine AG #	92,540
		216,472
Bermuda: 0.1%
3,902	Nabors Industries Ltd. (USD)	50,648
Brazil: 0.8%
14,437	Cia de Saneamento Basico do Estado de Sao Paulo (ADR) †	90,809
2,450	Cia de Saneamento de Minas Gerais SA	23,208
15,551	Cia Siderurgica Nacional SA (ADR) †	32,346
5,450	Fibria Celulose SA *	66,654
19,267	Gerdau SA (ADR)	68,398
20,065	Petroleo Brasileiro SA (ADR)	146,474
3,900	SLC Agricola SA	20,687
31,897	Vale SA (ADR)	260,917
		709,493
Canada: 11.9%
11,174	Agnico-Eagle Mines Ltd. (USD)	278,121
11,440	Agrium, Inc. (USD)	1,083,597
6,621	Alamos Gold, Inc.	47,446
4,291	ARC Resources Ltd.	93,211
47,703	B2Gold Corp. *	78,252
60,545	Barrick Gold Corp. (USD)	650,859
8,531	Cameco Corp. (USD)	139,994
14,709	Canadian Natural Resources Ltd. (USD)	454,214
1,600	Canadian Solar, Inc. (USD) *	38,704
1,882	Canfor Corp. *	48,161
8,205	Detour Gold Corp. *	67,227
4,426	Dominion Diamond Corp. *	79,750
1,573	Domtar Corp. (USD)	63,266
37,237	Eldorado Gold Corp. (USD)	226,401
11,441	Enbridge, Inc. (USD)	588,182
9,989	EnCana Corp. (USD)	138,547
12,943	First Quantum Minerals Ltd.	184,493
42,291	Goldcorp, Inc. (USD)	783,229
3,978	Husky Energy, Inc. †	94,449
3,428	Imperial Oil Ltd. (USD)	147,507
59,497	Kinross Gold Corp. (USD) *	167,782

Number
of Shares		Value

Canada: (continued)
13,465	Lundin Mining Corp. *	$66,497
10,874	New Gold, Inc. *	46,754
7,876	Pan American Silver Corp. (USD)	72,459
66,049	Potash Corp. of Saskatchewan, Inc. (USD)	2,332,851
2,307	Resolute Forest Products (USD) *	40,626
18,941	Silver Wheaton Corp. (USD)	385,071
19,564	Suncor Energy, Inc. (USD)	621,744
12,850	Talisman Energy, Inc. (USD)	100,615
10,058	Teck Cominco Ltd. (USD) †	137,191
2,257	Tourmaline Oil Corp. *	75,412
9,551	TransCanada Corp. (USD) †	468,954
51,258	Turquoise Hill Resources Ltd. *	158,874
1,656	West Fraser Timber Co. Ltd.	95,035
45,787	Yamana Gold, Inc. (USD)	184,064
		10,239,539
Chile: 0.2%
116,317	Aguas Andinas SA #	66,634
41,147	Empresas CMPC SA	102,968
15,630	Inversiones Aguas Metropolitanas SA	24,214
		193,816
China / Hong Kong: 2.2%
3,400	Aluminum Corp of China Ltd. (ADR) *	39,168
23,100	Angang New Steel Co. Ltd. #	19,535
510,868	Chaoda Modern Agriculture Holdings Ltd. * # §	10,727
175,914	China Agri-Industries Holdings Ltd. #	72,220
55,000	China Coal Energy Co. Ltd. #	34,381
31,000	China Gas Holdings Ltd. #	48,547
20,200	China Hongqiao Group Ltd. † #	13,548
187,800	China Modern Dairy Holdings Ltd. * † #	53,218
27,900	China Molybdenum Co. Ltd. (Class H) #	16,165
25,100	China Oilfield Services Ltd. (Class H) #	43,338
343,827	China Petroleum & Chemical Corp. #	278,437
45,691	China Shenhua Energy Co. Ltd. #	134,827
216,879	CNOOC Ltd. #	293,250
14,400	Dongfang Electric Corp. Machinery Co. Ltd. #	26,373
40,500	Fosun International Ltd. #	52,790
46,300	Huaneng Power International, Inc. #	62,561
13,800	Inner Mongolia Yitai Coal Co. (USD) #	19,753
30,300	Jiangxi Copper Co. Ltd. (Class H) #	51,716
41,800	Kunlun Energy Co. Ltd. #	39,447
52,400	Lee & Man Paper Manufacturing Ltd. #	29,260
38,000	Maanshan Iron and Steel Co. Ltd. # (Class H) *	11,318
40,557	Nine Dragons Paper Holdings Ltd. #	35,316
71,300	Noble Group Ltd. (SGD) #	60,808
284,640	PetroChina Co. Ltd. (Class-H) #	315,967
13,400	Tianjin Capital Environmental Protection Group Co. Ltd. #	8,979
27,000	Yanzhou Coal Mining Co. Ltd. #	22,875
45,400	Zhaojin Mining Industry Co. Ltd. † #	22,790
304,061	Zijin Mining Group Ltd. #	85,976
		1,903,290
Colombia: 0.0%
3,366	Pacific Rubiales Energy Corp. (CAD) †	20,895
Denmark: 0.4%
9,466	Vestas Wind Systems A/S * #	343,813

See Notes to Financial Statements

48

Number
of Shares		Value

Finland: 0.2%
6,271	Outokumpu Oyj * #	$35,890
13,892	Stora Enso Oyj (R Shares) #	124,208
		160,098
France: 2.7%
143	Eramet SA * #	13,132
14,605	Suez Environnement Co. #	254,466
1,532	Technip SA #	91,257
32,060	Total SA #	1,642,499
20,190	Veolia Environnement SA #	357,622
		2,358,976
Germany: 0.5%
727	Aurubis AG #	40,639
1,131	BayWa AG #	41,687
158	KWS Saat AG #	51,599
2,631	Nordex SE * #	46,939
829	Salzgitter AG #	23,198
9,392	ThyssenKrupp AG * #	239,250
		443,312
Greece: 0.0%
1,305	Athens Water Supply & Sewage Co. SA #	9,873
Hungary: 0.0%
704	MOL Hungarian Oil & Gas NyRt #	30,974
India: 0.4%
10,662	Reliance Industries Ltd. (GDR) * # 144A	297,560
1,408	Vedanta Resources Plc (GBP) #	12,495
		310,055
Indonesia: 0.1%
25,044	Astra Agro Lestari Tbk PT #	48,935
44,954	International Nickel Indonesia Tbk PT #	13,066
222,700	Perusahaan Perkebunan London Sumatra Indonesia Tbk PT #	33,891
		95,892
Ireland: 0.1%
5,558	Smurfit Kappa Group Plc #	124,604
Italy: 0.8%
36,252	ENI SpA #	635,008
3,390	Saipem SpA * #	35,536
		670,544
Japan: 3.0%
8,700	Calbee, Inc. #	299,400
8,600	Daido Steel Co. #	32,451
3,100	Daio Paper Corp. #	25,284
6,900	Dowa Holdings Co. Ltd. #	54,768
3,917	Hitachi Metals Ltd. #	66,489
14,600	Inpex Holdings, Inc. #	162,385
12,464	JFE Holdings, Inc. #	277,692
33,600	JX Holdings, Inc. #	130,633
73,435	Kobe Steel Ltd. #	126,370
4,765	Kurita Water Industries Ltd. #	99,265
28,629	Mitsubishi Materials Corp. #	94,883
2,800	Nippon Paper Industries † #	40,176
204,900	Nippon Steel Corp. #	507,794
22,114	Nippon Suisan Kaisha Ltd. * #	68,694
21,350	Nisshin Seifun Group, Inc. #	206,491
23,976	OJI Paper Co. Ltd. #	85,701
6,170	Rengo Co. Ltd. † #	25,401
4,083	Sumitomo Forestry Co. Ltd. #	39,892
Number
of Shares		Value

Japan: (continued)
11,523	Sumitomo Metal Mining Ltd. #	$171,699
4,200	TonenGeneral Sekiyu K.K. #	35,819
		2,551,287
Luxembourg: 0.5%
7,092	Adecoagro SA (USD) *	56,807
21,896	ArcelorMittal † #	239,890
3,183	Tenaris SA (ADR)	96,158
1,037	Ternium SA (ADR)	18,293
		411,148
Malaysia: 0.7%
15,351	Genting Plantation Bhd #	43,647
222,794	IOI Corp. Bhd #	305,763
32,178	Kuala Lumpur Kepong Bhd	209,827
3,200	Petronas Dagangan Bhd #	15,683
		574,920
Mexico: 0.6%
15,150	Gruma, SAB de CV	161,699
82,214	Grupo Mexico, SAB de CV	238,837
6,407	Industrias Penoles, SA de CV	125,408
		525,944
Netherlands: 1.8%
590	Core Laboratories NV (USD) †	71,001
5,591	Nutreco NV #	300,095
33,074	Royal Dutch Shell Plc (GBP) #	1,143,218
		1,514,314
Norway: 1.7%
24,173	Marine Harvest ASA #	329,933
29,432	Norsk Hydro ASA #	164,806
4,985	SeaDrill Ltd. #	57,335
14,184	Statoil ASA #	248,251
14,188	Yara International ASA #	628,071
		1,428,396
Peru: 0.1%
9,600	Cia de Minas Buenaventura SA (ADR)	91,776
Philippines: 0.0%
34,100	Manila Water Co., Inc. #	22,185
Poland: 0.2%
2,931	KGHM Polska Miedz SA #	89,063
4,151	Polski Koncern Naftowy Orlen SA #	56,581
22,269	Polskie Gornictwo Naftowe I Gazownictwo SA #	27,681
		173,325
Portugal: 0.1%
4,248	Galp Energia, SGPS, SA #	43,138
3,370	Portucel-Empresa Productora de Pasta e Papel SA #	12,497
		55,635
Russia: 1.5%
10,573	JSC MMC Norilsk Nickel (ADR) #	151,193
6,994	Lukoil (ADR) #	276,716
2,408	Magnitogorsk Iron & Steel Works (GDR) # Reg S	5,792
1,064	Novatek OAO (GDR) # Reg S	82,860
1,808	Novolipetsk Steel (GDR) Reg S	20,756
79,780	OAO Gazprom (ADR) #	367,279
6,495	PhosAgro OAO (GDR) * # Reg S	66,351

See Notes to Financial Statements

49

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

Number
of Shares		Value

Russia: (continued)
9,626	Polymetal International (GBP) #	$86,185
14,286	Rosneft Oil Co. (GDR) # Reg S	49,805
3,792	Severstal OAO (GDR) Reg S	34,507
13,003	Surgutneftegas OJSC (ADR) #	55,037
3,280	Tatneft (ADR) #	80,431
		1,276,912
Singapore: 0.8%
511,219	Golden Agri-Resources Ltd. #	176,872
43,081	Olam International Ltd. #	65,357
198,464	Wilmar International Ltd. #	483,420
		725,649
South Africa: 1.5%
2,154	African Rainbow Minerals Ltd. #	22,056
2,804	Anglo American Platinum Ltd. * #	82,314
20,902	AngloGold Ashanti Ltd. (ADR) *	181,847
752	Assore Ltd. #	9,649
1,834	Exxaro Resources Ltd. † #	16,368
36,851	Gold Fields Ltd. (ADR)	166,935
28,593	Impala Platinum Holdings Ltd. * #	186,845
1,250	Kumba Iron Ore Ltd. † #	25,849
22,124	Lonmin Plc (GBP) * #	61,018
8,958	Mondi Plc (GBP) #	145,588
17,982	Northern Platinum Ltd. * #	56,678
11,321	Sappi Ltd. * † #	41,043
6,843	Sasol Ltd. #	255,378
37,370	Sibanye Gold Ltd. #	72,076
		1,323,644
South Korea: 1.1%
1,532	Hyundai Steel Co. #	87,750
272	Korea Zinc Co. Ltd. #	99,420
1,729	POSCO #	435,526
835	SK Energy Co. Ltd. #	64,312
329	SK Holdings Co. Ltd. #	48,833
562	S-Oil Corp. #	24,694
2,248	Woongjin Coway Co. Ltd. #	171,414
16	Young Poong Corp. #	18,066
		950,015
Spain: 0.4%
2,820	Acerinox SA #	42,545
9,438	Gamesa Corp. Tecnologica SA * #	85,196
1,409	Pescanova SA *# §	—
13,368	Repsol YPF SA #	250,260
		378,001
Sweden: 0.7%
3,815	BillerudKorsnas AB #	54,483
5,895	Boliden AB #	93,837
1,243	Holmen AB (B Shares) #	42,061
3,187	Lundin Petroleum AB * † #	45,417
3,856	SSAB AB (B Shares) * #	19,636
15,058	Svenska Cellulosa AB (B Shares) #	323,275
		578,709
Switzerland: 3.8%
149,094	Glencore Xstrata Plc (GBP) #	688,479
7,413	Syngenta AG #	2,385,768
4,590	Transocean, Inc. (USD) †	84,135
10,431	Weatherford International Plc (USD) *	119,435
		3,277,817
Number
of Shares		Value

Taiwan: 0.3%
268,172	China Steel Corp. #	$222,450
23,420	Formosa Petrochemical Corp. #	50,806
		273,256
Thailand: 0.1%
18,700	PTT Exploration & Production PCL (NVDR) #	63,325
Turkey: 0.1%
38,472	Eregli Demir ve Celik Fabrikalari TAS #	73,096
1,654	Tupras-Turkiye Petrol Rafinerileri AS #	39,080
		112,176
United Kingdom: 8.0%
3,582	Acergy SA (NOK) #	36,436
29,963	Anglo American Plc #	554,680
8,287	Antofagasta Plc #	96,600
45,853	BG Group Plc #	613,847
252,147	BP Plc #	1,601,189
68,679	Centrica Plc #	297,603
74,331	CNH Industrial NV (USD)	599,108
22,611	DS Smith Plc #	112,803
3,158	ENSCO Plc CL A (USD)	94,582
8,118	Evraz Plc #	19,412
6,066	Kazakhmys Plc * #	24,215
3,397	Noble Corp Plc (USD)	56,288
16,859	Pennon Group Plc #	240,959
19,716	Petra Diamonds Ltd. * #	59,217
3,404	Petrofac Ltd. #	37,098
20,491	Polyus Gold International Ltd. #	57,867
4,777	Randgold Resources Ltd. (ADR)	322,018
26,728	Rio Tinto Plc #	1,232,596
10,067	Severn Trent Plc #	314,113
12,237	Tullow Oil Plc #	78,892
28,805	United Utilities Group Plc #	409,315
		6,858,838
United States: 49.0%
6,663	AGCO Corp.	301,168
25,407	Alcoa, Inc.	401,177
2,343	Allegheny Technologies, Inc.	81,466
1,622	American States Water Co.	61,085
6,827	Anadarko Petroleum Corp.	563,227
2,139	Andersons, Inc.	113,666
5,075	Apache Corp.	318,050
7,462	Aqua America, Inc.	199,235
51,246	Archer-Daniels-Midland Co.	2,664,792
5,833	Baker Hughes, Inc.	327,056
11,546	Bunge Ltd.	1,049,647
5,567	Cabot Oil & Gas Corp.	164,839
2,662	Cameron International Corp. *	132,967
1,147	Carpenter Technology Corp.	56,490
3,959	CF Industries Holdings, Inc.	1,078,986
2,982	Cheniere Energy, Inc. *	209,933
6,993	Chesapeake Energy Corp.	136,853
25,483	Chevron Corp.	2,858,683
1,176	Cimarex Energy Co.	124,656
3,302	Cliffs Natural Resources, Inc. †	23,576
1,523	Concho Resources, Inc. *	151,919
16,593	ConocoPhillips	1,145,913
3,103	Consol Energy, Inc.	104,912
1,154	Continental Resources, Inc. *	44,267

See Notes to Financial Statements

50

Number
of Shares		Value

United States: (continued)
5,046	Cree, Inc. * †	$162,582
13,109	Darling International, Inc. *	238,059
28,531	Deere & Co.	2,524,138
5,184	Devon Energy Corp.	317,313
906	Diamond Offshore Drilling, Inc. †	33,259
7,387	EOG Resources, Inc.	680,121
2,042	EQT Corp.	154,579
57,081	Exxon Mobil Corp.	5,277,138
3,175	First Solar, Inc. *	141,589
3,152	FMC Technologies, Inc. *	147,640
22,396	Freeport-McMoRan Copper & Gold, Inc.	523,171
7,977	Graphic Packaging Holding Co. *	108,647
11,424	Halliburton Co.	449,306
1,459	Helmerich & Payne, Inc.	98,366
3,426	Hess Corp.	252,907
2,639	HollyFrontier Corp.	98,910
5,720	Ingredion, Inc.	485,285
10,333	International Paper Co.	553,642
1,650	Itron, Inc. *	69,779
1,323	Joy Global, Inc.	61,546
22,904	Kinder Morgan, Inc.	969,068
971	Lindsay Corp.	83,254
3,469	Louisiana-Pacific Corp. * †	57,447
9,098	Marathon Oil Corp.	257,382
4,067	MeadWestvaco Corp.	180,534
38,533	Monsanto Co.	4,603,538
25,124	Mosaic Co.	1,146,911
2,249	Murphy Oil Corp.	113,619
5,804	National Oilwell Varco, Inc.	380,336
25,930	Newmont Mining Corp.	490,077
4,858	Noble Energy, Inc.	230,415
6,875	Nucor Corp.	337,219
10,453	Occidental Petroleum Corp.	842,616
1,416	Oceaneering International, Inc.	83,275
2,807	ONEOK, Inc.	139,761
769	Ormat Technologies, Inc.	20,901
2,400	Packaging Corp. of America	187,320
7,461	Phillips 66	534,954
4,949	Pilgrim’s Pride Corp. *	162,278
2,007	Pioneer Natural Resources Co.	298,742
2,234	QEP Resources, Inc.	45,171
2,274	Range Resources Corp.	121,545
1,683	Reliance Steel & Aluminum Co.	103,117
3,416	Rock-Tenn Co. (Class A)	208,308
1,405	Royal Gold, Inc.	88,093
17,346	Schlumberger Ltd.	1,481,522
743	Schweitzer-Mauduit International, Inc.	31,429
22	Seaboard Corp. *	92,355
4,385	Southern Copper Corp.	123,657
4,760	Southwestern Energy Co. *	129,900
9,045	Spectra Energy Corp.	328,333
5,182	Steel Dynamics, Inc.	102,293
6,247	Stillwater Mining Co. *	92,081
2,164	Sunpower Corp. * †	55,896
Number
of Shares		Value

United States: (continued)
1,702	Tesoro Corp.	$126,544
1,436	The Chefs’ Warehouse, Inc. *	33,085
10,821	Tractor Supply Co.	852,911
23,325	Tyson Foods, Inc.	935,099
3,136	United States Steel Corp.	83,857
7,026	Valero Energy Corp.	347,787
12,790	Weyerhaeuser Co.	459,033
2,242	Whiting Petroleum Corp. *	73,986
9,068	Williams Companies, Inc.	407,516
1,092	Worthington Industries, Inc.	32,858
		42,168,563
Total Common Stocks (Cost: $97,970,763)		86,350,917
RIGHTS: 0.0% (Cost: $6,997)
Spain: 0.0%
13,368	Repsol SA Rights (EUR 0.47, expiring 01/13/15) *	7,392
Total Investments Before Collateral for Securities Loaned: 100.4%
(Cost: $97,977,760)		86,358,309

Principal
Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 1.6%
Repurchase Agreements: 1.6%
$617,753	Repurchase agreement dated 12/31/14 with Credit Agricole CIB, 0.08%, due 1/2/15, proceeds $617,756; (collateralized by various U.S. government and agency obligations, 0.63% to 2.38%, due 2/28/15 to 7/15/21, valued at $630,108 including accrued interest)	617,753
750,000	Repurchase agreement dated 12/31/14 with Mizuho Securities USA, Inc., 0.08%, due 1/2/15, proceeds $750,003; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/31/16 to 12/20/44, valued at $765,000 including accrued interest)	750,000
Total Short-term Investments Held as Collateral for Securities Loaned
(Cost: $1,367,753)		1,367,753
Total Investments: 102.0%
(Cost: $99,345,513)		87,726,062
Liabilities in excess of other assets: (2.0)%		(1,703,403)
NET ASSETS: 100.0%		$86,022,659

See Notes to Financial Statements

51

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
CAD	Canadian Dollar
GBP	British Pound
GDR	Global Depositary Receipt
NOK	Norwegian Krone
NVDR	Non-Voting Depositary Receipt
SGD	Singapore Dollar
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $1,275,317.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $30,177,243 which represents 35.1% of net assets.
§	Illiquid Security — the aggregate value of illiquid securities is $10,727 which represents 0.0% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
144A	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended, or otherwise restricted. These securities may be resold in transactions exempt from registration, unless otherwise noted, and the value amounted to $297,560, or 0.3% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Consumer Discretionary	1.2%	$1,064,217
Consumer Staples	10.7	9,240,284
Energy	40.6	35,097,366
Financials	0.5	459,033
Industrials	5.0	4,331,107
Information Technology	0.6	468,550
Materials	38.4	33,142,791
Utilities	3.0	2,554,961
	100.0%	$86,358,309

See Notes to Financial Statements

52

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Argentina	$68,769	$—	$—	$68,769
Australia	—	3,064,019	—	3,064,019
Austria	—	216,472	—	216,472
Bermuda	50,648	—	—	50,648
Brazil	709,493	—	—	709,493
Canada	10,239,539	—	—	10,239,539
Chile	127,182	66,634	—	193,816
China / Hong Kong	39,168	1,853,395	10,727	1,903,290
Colombia	20,895	—	—	20,895
Denmark	—	343,813	—	343,813
Finland	—	160,098	—	160,098
France	—	2,358,976	—	2,358,976
Germany	—	443,312	—	443,312
Greece	—	9,873	—	9,873
Hungary	—	30,974	—	30,974
India	—	310,055	—	310,055
Indonesia	—	95,892	—	95,892
Ireland	—	124,604	—	124,604
Italy	—	670,544	—	670,544
Japan	—	2,551,287	—	2,551,287
Luxembourg	171,258	239,890	—	411,148
Malaysia	209,827	365,093	—	574,920
Mexico	525,944	—	—	525,944
Netherlands	71,001	1,443,313	—	1,514,314
Norway	—	1,428,396	—	1,428,396
Peru	91,776	—	—	91,776
Philippines	—	22,185	—	22,185
Poland	—	173,325	—	173,325
Portugal	—	55,635	—	55,635
Russia	55,263	1,221,649	—	1,276,912
Singapore	—	725,649	—	725,649
South Africa	348,782	974,862	—	1,323,644
South Korea	—	950,015	—	950,015
Spain	—	378,001	—	378,001
Sweden	—	578,709	—	578,709
Switzerland	203,570	3,074,247	—	3,277,817
Taiwan	—	273,256	—	273,256
Thailand	—	63,325	—	63,325
Turkey	—	112,176	—	112,176
United Kingdom	1,071,996	5,786,842	—	6,858,838
United States	42,168,563	—	—	42,168,563
Rights*	7,392	—	—	7,392
Repurchase Agreements	—	1,367,753	—	1,367,753
Total	$56,181,066	$31,534,269	$10,727	$87,726,062

*	See Schedule of Investments for security type and geographic sector breakouts.

During the year ended December 31, 2014, transfers of securities from Level 1 to Level 2 were $ 91,557 and transfers of securities from Level 2 to Level 1 were $ 354,853. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

53

NATURAL RESOURCES ETF

SCHEDULE OF INVESTMENTS

(continued)

The following table reconciles the valuation of the Fund’s Level 3 investment securities and related transactions during the year ended December 31, 2014:

	Common Stocks
	China/Hong Kong	Spain
Balance as of December 31, 2013	$—	$—
Realized gain (loss)	—	—
Change in unrealized appreciation (depreciation)	(33,336)	—
Purchases	—	—
Sales	—	—
Transfers in and/or out of level 3	44,063	—
Balance as of December 31, 2014	$10,727	$—

Transfers from Level 2 to Level 3 resulted primarily due to suspended trading.

See Notes to Financial Statements

54

OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 99.5%
Bermuda: 5.7%
1,719,925	Nabors Industries Ltd. (USD)	$22,324,626
2,550,593	Seadrill Ltd. (USD) †	30,454,080
		52,778,706
Luxembourg: 3.8%
1,159,000	Tenaris SA (ADR)	35,013,390
Netherlands: 2.6%
200,263	Core Laboratories NV (USD) †	24,099,649
Switzerland: 7.1%
1,647,176	Transocean, Inc. (USD) †	30,192,736
3,178,668	Weatherford International Plc (USD) *	36,395,749
		66,588,485
United Kingdom: 6.9%
1,403,129	ENSCO Plc CL A (USD)	42,023,714
1,320,577	Noble Corp Plc (USD)	21,881,961
		63,905,675
United States: 73.4%
806,622	Baker Hughes, Inc.	45,227,295
923,349	Cameron International Corp. *	46,121,283
78,436	CARBO Ceramics, Inc. †	3,141,362
454,974	Diamond Offshore Drilling, Inc. †	16,702,096
341,050	Dresser-Rand Group, Inc. *	27,897,890
899,976	FMC Technologies, Inc. *	42,154,876
2,499,678	Halliburton Co.	98,312,336
565,092	Helmerich & Payne, Inc.	38,098,503
1,081,810	McDermott International, Inc. *	3,148,067
1,283,263	National Oilwell Varco, Inc.	84,092,224
508,850	Oceaneering International, Inc.	29,925,468
224,996	Oil States International, Inc. *	11,002,304
808,217	Patterson-UTI Energy, Inc.	13,408,320
625,534	Rowan Companies Plc	14,587,453
2,142,716	Schlumberger Ltd.	183,009,374
874,513	Superior Energy Services, Inc.	17,621,437
260,191	Tidewater, Inc. †	8,432,790
		682,883,078

Total Common Stocks (Cost: $1,349,632,933)		925,268,983
MONEY MARKET FUND: 0.5% (Cost: $4,045,761)
4,045,761	Dreyfus Government Cash Management Fund	4,045,761
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $1,353,678,694)		929,314,744
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 9.6%
Repurchase Agreements: 9.6%
$21,254,173	Repurchase agreement dated 12/31/14 with BNP Paribas Securities Corp., 0.07%, due 1/2/15, proceeds $21,254,256; (collateralized by various U.S. government and agency obligations, 2.13% to 6.00%, due 8/15/21 to 7/15/52, valued at $21,679,256 including accrued interest)	$21,254,173
5,860,495	Repurchase agreement dated 12/31/14 with HSBC Securities USA, Inc., 0.06%, due 1/2/15, proceeds $5,860,515; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 1/15/15 to 7/15/32, valued at $5,977,719 including accrued interest)	5,860,495
21,254,173	Repurchase agreement dated 12/31/14 with JP Morgan Securities, LLC, 0.10%, due 1/2/15, proceeds $21,254,291; (collateralized by various U.S. government and agency obligations, 2.50% to 8.00%, due 8/1/16 to 1/1/45, valued at $21,679,282 including accrued interest)	21,254,173
19,868,035	Repurchase agreement dated 12/31/14 with Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.07%, due 1/2/15, proceeds $19,868,112; (collateralized by various U.S. government and agency obligations, 0.00% to 6.00%, due 6/1/17 to 12/20/44, valued at $20,265,396 including accrued interest)	19,868,035
21,254,173	Repurchase agreement dated 12/31/14 with Mizuho Securities USA, Inc., 0.08%, due 1/2/15, proceeds $21,254,267; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/31/16 to 12/20/44, valued at $21,679,257 including accrued interest)	21,254,173
Total Short-term Investments Held as Collateral for Securities Loaned (Cost: $89,491,049)		89,491,049
Total Investments: 109.6% (Cost: $1,443,169,743)		1,018,805,793
Liabilities in excess of other assets: (9.6)%		(88,971,532)
NET ASSETS: 100.0%		$929,834,261

See Notes to Financial Statements

55

OIL SERVICES ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $86,095,260.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Oil & Gas Drilling	24.7%	$229,673,489
Oil & Gas Equipment & Services	74.9	695,595,494
Money Market Fund	0.4	4,045,761
	100.0%	$929,314,744

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$925,268,983	$—	$—	$925,268,983
Money Market Fund	4,045,761	—	—	4,045,761
Repurchase Agreements	—	89,491,049	—	89,491,049
Total	$929,314,744	$89,491,049	$—	$1,018,805,793

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements

56

RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number
of Shares		Value

COMMON STOCKS: 96.8%
Australia: 15.1%
7,114,672	Alkane Resources Ltd. * #	$1,273,568
894,661	Iluka Resources Ltd. #	4,306,915
57,776,603	Lynas Corp. Ltd. * † #	3,170,082
		8,750,565
Canada: 3.8%
1,030,951	5N Plus, Inc. *	2,198,531
Chile: 5.8%
406,078	Molibdenos y Metales SA	3,379,243
China / Hong Kong: 23.7%
6,115,474	China Molybdenum Co. Ltd. (Class H) #	3,543,190
19,344,497	China Rare Earth Holdings Ltd. * † #	2,480,160
9,495,790	Hunan Non-Ferrous Metal Corp. Ltd. * †	4,751,048
59,702,964	North Mining Shares Co. Ltd. * † #	2,971,056
		13,745,454
France: 5.7%
36,136	Eramet SA * † #	3,318,338
Ireland: 3.7%
41,847,546	Kenmare Resources Plc (GBP) * #	2,138,072
Japan: 8.3%
127,292	OSAKA Titanium Technologies Co. † #	2,418,364
365,547	Toho Titanium Co. Ltd. * † #	2,374,686
		4,793,050
Mexico: 2.8%
1,555,432	Cia Minera Autlan SAB de CV *	1,653,598
South Africa: 4.3%
194,556	Assore Ltd. † #	2,496,329
United Kingdom: 1.6%
62,964,118	Rare Earth Minerals Plc * #	922,273
United States: 22.0%
2,868,491	Molycorp, Inc. * †	2,525,993
102,657	RTI International Metals, Inc. *	2,593,116
1,733,049	Thompson Creek Metals Co., Inc. *	2,894,192
198,151	Tronox Ltd.	4,731,846
		12,745,147
Total Common Stocks (Cost: $100,206,641)		56,140,600
PREFERRED STOCKS: 3.1%
Brazil: 3.1% (Cost: $2,959,005)
542,123	Cia de Ferro Ligas da Bahia	1,772,270
MONEY MARKET FUND: 0.1% (Cost: $50,075)
50,075	Dreyfus Government Cash Management Fund	50,075
Total Investments Before Collateral for Securities Loaned: 100.0% (Cost: $103,215,721)		57,962,945
Principal
Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 18.8%
Repurchase Agreements: 18.8%
$2,596,161	Repurchase agreement dated 12/31/14 with BNP Paribas Securities Corp., 0.07%, due 1/2/15, proceeds $2,596,171; (collateralized by various U.S. government and agency obligations, 2.13% to 6.00%, due 8/15/21 to 7/15/52, valued at $2,648,084 including accrued interest)	$2,596,161
2,596,161	Repurchase agreement dated 12/31/14 with Citigroup Global Markets, Inc., 0.08%, due 1/2/15, proceeds $2,596,173; (collateralized by various U.S. government and agency obligations, 1.38% to 8.00%, due 12/15/17 to 7/15/51, valued at $2,648,084 including accrued interest)	2,596,161
546,536	Repurchase agreement dated 12/31/14 with Credit Agricole CIB, 0.06%, due 1/2/15, proceeds $546,538; (collateralized by various U.S. government and agency obligations, 2.13% to 9.00%, due 11/15/18 to 2/15/38, valued at $557,467 including accrued interest)	546,536
2,596,161	Repurchase agreement dated 12/31/14 with HSBC Securities USA, Inc., 0.06%, due 1/2/15, proceeds $2,596,170; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 1/15/15 to 7/15/32, valued at $2,648,090 including accrued interest)	2,596,161
2,596,161	Repurchase agreement dated 12/31/14 with Mizuho Securities USA, Inc., 0.08%, due 1/2/15, proceeds $2,596,173; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/31/16 to 12/20/44, valued at $2,648,084 including accrued interest)	2,596,161
Total Short-term Investments Held as Collateral for Securities Loaned
(Cost: $10,931,180)		10,931,180
Total Investments: 118.8% (Cost: $114,146,901)		68,894,125
Liabilities in excess of other assets: (18.8)%		(10,908,582)
NET ASSETS: 100.0%		$57,985,543

See Notes to Financial Statements

57

RARE EARTH/STRATEGIC METALS ETF

SCHEDULE OF INVESTMENTS

(continued)

GBP	British Pound
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $8,631,809.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $31,413,033 which represents 54.2% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Commodity Chemicals	8.2%	$4,731,846
Diversified Metals & Mining	78.2	45,360,784
Electronic Components	3.8	2,198,531
Gold	2.2	1,273,568
Materials	1.6	922,273
Steel	5.9	3,425,868
Money Market Fund	0.1	50,075
	100.0%	$57,962,945

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Australia	$—	$8,750,565	$—	$8,750,565
Canada	2,198,531	—	—	2,198,531
Chile	3,379,243	—	—	3,379,243
China / Hong Kong	4,751,048	8,994,406	—	13,745,454
France	—	3,318,338	—	3,318,338
Ireland	—	2,138,072	—	2,138,072
Japan	—	4,793,050	—	4,793,050
Mexico	1,653,598	—	—	1,653,598
South Africa	—	2,496,329	—	2,496,329
United Kingdom	—	922,273	—	922,273
United States	12,745,147	—	—	12,745,147
Preferred Stocks*	1,772,270	—	—	1,772,270
Money Market Fund	50,075	—	—	50,075
Repurchase Agreements	—	10,931,180	—	10,931,180
Total	$26,549,912	$42,344,213	$—	$68,894,125

*	See Schedule of Investments for security type and geographic sector breakouts.

During the year ended December 31, 2014, transfers of securities from Level 1 to Level 2 were $ 3,938,894 and transfers of securities from Level 2 to Level 1 were $ 4,710,195. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

58

SOLAR ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number
of Shares		Value

COMMON STOCKS: 100.0%
Canada: 4.6%
38,403	Canadian Solar, Inc. (USD) * †	$928,969
China / Hong Kong: 35.5%
397,000	China Singyes Solar Technologies Holdings Ltd. † #	548,695
4,773,000	GCL-Poly Energy Holdings Ltd. * † #	1,108,654
4,664,000	Hanergy Thin Film Power Group Ltd. †	1,690,018
38,825	JA Solar Holdings Co. Ltd. (ADR) * †	317,783
20,082	JinkoSolar Holding Co. Ltd. (ADR) * †	395,816
81,902	Renesola Ltd. (ADR) * †	115,482
1,324,000	Shunfeng International Clean Energy Ltd. * #	935,468
84,548	Trina Solar Ltd. (ADR) * †	782,914
3,604,000	United Photovoltaics Group Ltd. * #	481,363
1,984,000	Xinyi Solar Holdings Ltd. #	540,526
122,360	Yingli Green Energy Holding Co. Ltd. (ADR) * †	287,546
		7,204,265
Germany: 1.6%
18,404	SMA Solar Technology AG * † #	333,101
Norway: 1.7%
1,510,417	Renewable Energy Corp. AS * #	354,196
Singapore: 2.4%
35,903	REC Solar ASA (NOK) * #	483,240
South Korea: 0.3%
46,032	Woongjin Energy Co. Ltd. * #	55,602
Switzerland: 2.1%
66,650	Meyer Burger Technology AG * † #	424,702
Taiwan: 18.4%
357,000	Danen Technology Corp. * #	130,047
469,000	E-Ton Solar Tech Co. Ltd. * #	253,524
28,500	Giga Solar Materials Corp. #	443,451
415,688	Gintech Energy Corp. * #	303,169
278,322	Green Energy Technology, Inc. * #	179,324
359,000	Motech Industries, Inc. #	546,601
751,306	Neo Solar Power Corp. #	703,950
553,000	Sino-American Silicon Products, Inc. #	957,202
348,301	Solartech Energy Corp. * #	228,792
		3,746,060
United States: 33.4%
22,902	Advanced Energy Industries, Inc. *	542,777
29,738	First Solar, Inc. *	1,326,166
27,428	SolarCity Corp. * †	1,466,849
82,019	SunEdison, Inc. * †	1,600,191
45,595	Sunpower Corp. * †	1,177,719
21,572	TerraForm Power, Inc. †	666,143
		6,779,845
Total Common Stocks (Cost: $21,091,839)		20,309,980
MONEY MARKET FUND: 0.3% (Cost: $49,065)
49,065	Dreyfus Government Cash Management Fund	49,065
Total Investments Before Collateral for Securities Loaned: 100.3% (Cost: $21,140,904)		20,359,045

Principal
Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 28.5%
Repurchase Agreements: 28.5%
$289,638	Repurchase agreement dated 12/31/14 with Barclays Capital, 0.05%, due 1/2/15, proceeds $289,639; (collateralized by various U.S. government and agency obligations, 1.50% to 2.13%, due 8/31/18 to 6/30/21, valued at $295,431 including accrued interest)	$289,638
1,375,831	Repurchase agreement dated 12/31/14 with Citigroup Global Markets, Inc., 0.08%, due 1/2/15, proceeds $1,375,837; (collateralized by various U.S. government and agency obligations, 1.38% to 8.00%, due 12/15/17 to 7/15/51, valued at $1,403,348 including accrued interest)	1,375,831
1,375,831	Repurchase agreement dated 12/31/14 with HSBC Securities USA, Inc., 0.06%, due 1/2/15, proceeds $1,375,836; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 1/15/15 to 7/15/32, valued at $1,403,351 including accrued interest)	1,375,831
1,375,831	Repurchase agreement dated 12/31/14 with JP Morgan Securities, LLC, 0.10%, due 1/2/15, proceeds $1,375,839; (collateralized by various U.S. government and agency obligations, 2.50% to 8.00%, due 8/1/16 to 1/1/45, valued at $1,403,349 including accrued interest)	1,375,831
1,375,831	Repurchase agreement dated 12/31/14 with Mizuho Securities USA, Inc., 0.08%, due 1/2/15, proceeds $1,375,837; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/31/16 to 12/20/44, valued at $1,403,348 including accrued interest)	1,375,831
Total Short-term Investments Held as Collateral for Securities Loaned (Cost: $5,792,962)		5,792,962
Total Investments: 128.8% (Cost: $26,933,866)		26,152,007
Liabilities in excess of other assets: (28.8)%		(5,842,131)
NET ASSETS: 100.0%		$20,309,876

See Notes to Financial Statements

59

SOLAR ENERGY ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
NOK	Norwegian Krone
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $5,670,703.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $9,011,607 which represents 44.4% of net assets.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Construction & Engineering	2.7%	$548,695
Electrical Components & Equipment	7.2	1,466,849
Industrial Machinery	2.1	424,702
Information Technology	12.9	2,625,486
Semiconductor Equipment	30.4	6,188,466
Semiconductors	41.2	8,389,639
Utilities	3.3	666,143
Money Market Fund	0.2	49,065
	100.0%	$20,359,045

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Value
Common Stocks
Canada	$928,969	$—	$—	$928,969
China / Hong Kong	3,589,559	3,614,706	—	7,204,265
Germany	—	333,101	—	333,101
Norway	—	354,196	—	354,196
Singapore	—	483,240	—	483,240
South Korea	—	55,602	—	55,602
Switzerland	—	424,702	—	424,702
Taiwan	—	3,746,060	—	3,746,060
United States	6,779,845	—	—	6,779,845
Money Market Fund	49,065	—	—	49,065
Repurchase Agreements	—	5,792,962	—	5,792,962
Total	$11,347,438	$14,804,569	$—	$26,152,007

During the year ended December 31, 2014, transfers of securities from Level 1 to Level 2 were $ 485,030. These transfers resulted primarily from changes in certain foreign securities valuation methodologies between the last close of the securities’ primary market (Level 1) and valuation by a pricing service (Level 2), which takes into account market direction or events occurring before the Fund’s pricing time but after the last local close, as described in the Notes to Financial Statements.

See Notes to Financial Statements

60

STEEL ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 99.9%
Brazil: 20.8%
1,040,934	Cia Siderurgica Nacional SA (ADR) †	$2,165,143
859,365	Gerdau SA (ADR)	3,050,746
1,118,140	Vale SA (ADR) †	9,146,385
		14,362,274
India: 4.4%
227,123	Sesa Sterlite Ltd. (ADR)	3,084,330
Luxembourg: 15.6%
355,078	ArcelorMittal (USD) †	3,916,510
125,851	Tenaris SA (ADR)	3,801,959
173,925	Ternium SA (ADR)	3,068,037
		10,786,506
Russia: 0.3%
312,290	Mechel OAO (ADR) *	213,575
South Korea: 6.9%
74,356	POSCO (ADR)	4,744,656
United Kingdom: 13.5%
203,093	Rio Tinto Plc (ADR) †	9,354,464
United States: 38.4%
17,633	A.M. Castle & Co. * †	140,711
132,843	AK Steel Holding Corp. * †	789,087
90,326	Allegheny Technologies, Inc.	3,140,635
39,939	Carpenter Technology Corp.	1,966,996
114,929	Cliffs Natural Resources, Inc. †	820,593
88,274	Commercial Metals Co.	1,437,983
23,185	Gibraltar Industries, Inc. *	376,988
8,087	Handy & Harman Ltd. *	372,245
7,766	LB Foster Co.	377,195
69,458	Nucor Corp.	3,406,915
51,297	Reliance Steel & Aluminum Co.	3,142,967
20,322	Schnitzer Steel Industries, Inc. †	458,464
159,673	Steel Dynamics, Inc.	3,151,945
49,677	SunCoke Energy, Inc.	960,753
34,238	TimkenSteel Corp.	1,267,833
116,813	United States Steel Corp.	3,123,580
51,073	Walter Energy, Inc.	70,481
51,373	Worthington Industries, Inc.	1,545,814
		26,551,185
Total Common Stocks
(Cost: $125,643,214)		69,096,990
MONEY MARKET FUND: 0.4% (Cost: $255,824)
255,824	Dreyfus Government Cash Management Fund	255,824
Total Investments Before Collateral for Securities Loaned: 100.3%
(Cost: $125,899,038)		69,352,814
Principal Amount		Value

SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 29.4%
Repurchase Agreements: 29.4%
$4,816,651	Repurchase agreement dated 12/31/14 with Citigroup Global Markets, Inc., 0.08%, due 1/2/15, proceeds $4,816,672; (collateralized by various U.S. government and agency obligations, 1.38% to 8.00%, due 12/15/17 to 7/15/51, valued at $4,912,984 including accrued interest)	$4,816,651
1,013,990	Repurchase agreement dated 12/31/14 with Credit Agricole CIB, 0.06%, due 1/2/15, proceeds $1,013,993; (collateralized by various U.S. government and agency obligations, 2.13% to 9.00%, due 11/15/18 to 2/15/38, valued at $1,034,270 including accrued interest)	1,013,990
4,816,651	Repurchase agreement dated 12/31/14 with HSBC Securities USA, Inc., 0.06%, due 1/2/15, proceeds $4,816,667; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 1/15/15 to 7/15/32, valued at $4,912,995 including accrued interest)	4,816,651
4,816,651	Repurchase agreement dated 12/31/14 with JP Morgan Securities, LLC, 0.10%, due 1/2/15, proceeds $4,816,678; (collateralized by various U.S. government and agency obligations, 2.50% to 8.00%, due 8/1/16 to 1/1/45, valued at $4,912,990 including accrued interest)	4,816,651
4,816,651	Repurchase agreement dated 12/31/14 with Mizuho Securities USA, Inc., 0.08%, due 1/2/15, proceeds $4,816,672; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/31/16 to 12/20/44, valued at $4,912,984 including accrued interest)	4,816,651
Total Short-term Investments Held as Collateral for Securities Loaned (Cost: $20,280,594)		20,280,594
Total Investments: 129.7% (Cost: $146,179,632)		89,633,408
Liabilities in excess of other assets: (29.7)%		(20,506,266)
NET ASSETS: 100.0%		$69,127,142

See Notes to Financial Statements

61

STEEL ETF

SCHEDULE OF INVESTMENTS
(continued)

ADR	American Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $19,514,236.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	5.5%	$3,801,959
Industrials	1.1	754,183
Materials	93.0	64,540,848
Money Market Fund	0.4	255,824
	100.0%	$69,352,814

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$69,096,990	$—	$—	$69,096,990
Money Market Fund	255,824	—	—	255,824
Repurchase Agreements	—	20,280,594	—	20,280,594
Total	$69,352,814	$20,280,594	$—	$89,633,408

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements

62

UNCONVENTIONAL OIL & GAS ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 99.8% Canada: 23.2%
53,348	ARC Resources Ltd.	$1,158,848
65,918	Athabasca Oil Corp. *	147,401
27,089	Baytex Energy Corp. (USD) †	449,948
20,290	Birchcliff Energy Ltd. *	136,989
30,780	Bonavista Energy Corp. †	193,994
128,216	Cenovus Energy, Inc. (USD)	2,643,814
66,449	Crescent Point Energy Corp. (USD) †	1,538,959
117,495	EnCana Corp. (USD)	1,629,656
37,017	Enerplus Corp. (USD) †	355,363
53,178	Husky Energy, Inc.	1,262,590
33,260	Lightstream Resources Ltd. †	34,172
24,601	MEG Energy Corp. *	415,238
9,825	Paramount Resources Ltd. *	238,531
83,251	Pengrowth Energy Corp. (USD) †	258,911
83,338	Penn West Petroleum Ltd. (USD) †	173,343
22,986	Peyto Exploration & Development Corp. †	664,227
17,101	PrairieSky Royalty Ltd.	451,794
37,270	Surge Energy, Inc. †	118,415
145,625	Talisman Energy, Inc. (USD)	1,140,244
28,716	Tourmaline Oil Corp. *	959,473
41,076	Whitecap Resources, Inc. †	405,706
		14,377,616
United States: 76.6%
52,766	Anadarko Petroleum Corp.	4,353,195
9,915	Antero Resources Corp. *	402,351
5,201	Bonanza Creek Energy, Inc. *	124,824
35,688	BreitBurn Energy Partners LP	249,816
55,068	Cabot Oil & Gas Corp.	1,630,564
69,316	California Resources Corp. *	381,931
5,729	Carrizo Oil & Gas, Inc. *	238,326
85,088	Chesapeake Energy Corp.	1,665,172
12,103	Cimarex Energy Co.	1,282,918
10,998	Concho Resources, Inc. *	1,097,051
12,073	Continental Resources, Inc. * †	463,120
43,197	Denbury Resources, Inc.	351,192
65,606	Devon Energy Corp.	4,015,743
6,137	Diamondback Energy, Inc. *	366,870
9,103	Energen Corp.	580,407
52,549	EOG Resources, Inc.	4,838,186
19,927	EQT Corp.	1,508,474
28,121	EXCO Resources, Inc. †	61,023
12,793	Gulfport Energy Corp. *	533,980
48,715	Halcon Resources Corp. * †	86,713
44,710	Hess Corp.	3,300,492
10,355	Laredo Petroleum Inc * †	107,174
11,713	Legacy Reserves LP	133,880
36,480	Linn Energy, LLC †	369,542
23,161	LinnCo, LLC †	240,180
103,366	Marathon Oil Corp.	2,924,224
10,309	Matador Resources Co. *	208,551
11,510	Memorial Resource Development Corp. *	207,525
11,983	National Fuel Gas Co.	833,178
20,273	Newfield Exploration Co. *	549,804
44,339	Noble Energy, Inc.	2,102,999
5,052	Northern Oil and Gas, Inc. * †	28,544
12,965	Oasis Petroleum, Inc. *	214,441
60,699	Occidental Petroleum Corp.	4,892,946
14,488	Pioneer Natural Resources Co.	2,156,539
Number of Shares		Value

United States: (continued)
23,698	QEP Resources, Inc.	$479,174
19,455	Range Resources Corp.	1,039,870
6,427	Rosetta Resources, Inc. *	143,386
8,502	SM Energy Co.	328,007
43,903	Southwestern Energy Co. *	1,198,113
18,222	Ultra Petroleum Corp. * †	239,802
5,091	Unit Corp. *	173,603
15,060	Vanguard Natural Resources, LLC	226,954
25,168	Whiting Petroleum Corp. *	830,544
25,284	WPX Energy, Inc. *	294,053
		47,455,381
Total Common Stocks (Cost: $83,653,546)		61,832,997
MONEY MARKET FUND: 0.1% (Cost: $34,138)
34,138	Dreyfus Government Cash Management Fund	34,138
Total Investments Before Collateral for Securities Loaned: 99.9% (Cost: $83,687,684)		61,867,135

Principal
Amount
SHORT-TERM INVESTMENTS HELD AS COLLATERAL FOR SECURITIES LOANED: 6.0%
Repurchase Agreements: 6.0%
$97,661	Repurchase agreement dated 12/31/14 with Barclays Capital, 0.05%, due 1/2/15, proceeds $97,661; (collateralized by various U.S. government and agency obligations, 1.50% to 2.13%, due 8/31/18 to 6/30/21, valued at $99,614 including accrued interest)	97,661
1,131,162	Repurchase agreement dated 12/31/14 with BNP Paribas Securities Corp., 0.07%, due 1/2/15, proceeds $1,131,166; (collateralized by various U.S. government and agency obligations, 2.13% to 6.00%, due 8/15/21 to 7/15/52, valued at $1,153,785 including accrued interest)	1,131,162
1,000,000	Repurchase agreement dated 12/31/14 with Citigroup Global Markets, Inc., 0.08%, due 1/2/15, proceeds $1,000,004; (collateralized by various U.S. government and agency obligations, 1.38% to 8.00%, due 12/15/17 to 7/15/51, valued at $1,020,000 including accrued interest)	1,000,000
1,131,162	Repurchase agreement dated 12/31/14 with HSBC Securities USA, Inc., 0.06%, due 1/2/15, proceeds $1,131,166; (collateralized by various U.S. government and agency obligations, 0.00% to 9.38%, due 1/15/15 to 7/15/32, valued at $1,153,788 including accrued interest)	1,131,162

See Notes to Financial Statements

63

UNCONVENTIONAL OIL & GAS ETF

SCHEDULE OF INVESTMENTS

(continued)

Number of Shares		Value

Repurchase Agreements: (continued)
334,816	Repurchase agreement dated 12/31/14 with Mizuho Securities USA, Inc., 0.08%, due 1/2/15, proceeds $334,817; (collateralized by various U.S. government and agency obligations, 0.00% to 7.50%, due 1/31/16 to 12/20/44, valued at $341,512 including accrued interest)	$334,816

Total Short-term Investments Held as Collateral for Securities Loaned (Cost: $3,694,801)		3,694,801
Total Investments: 105.9% (Cost: $87,382,485)		65,561,936
Liabilities in excess of other assets: (5.9)%		(3,624,594)
NET ASSETS: 100.0%		$61,937,342

USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $3,543,858.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	9.9%	$6,129,826
Gas Utilities	1.3	833,178
Integrated Oil & Gas	19.6	12,099,842
Oil & Gas Exploration & Production	69.1	42,770,151
Money Market Fund	0.1	34,138
	100.0%	$61,867,135

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks*	$61,832,997	$—	$—	$61,832,997
Money Market Fund	34,138	—	—	34,138
Repurchase Agreements	—	3,694,801	—	3,694,801
Total	$61,867,135	$3,694,801	$—	$65,561,936

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements

64

URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

December 31, 2014

Number of Shares		Value

COMMON STOCKS: 100.0%
Australia: 0.1%
20,585	Energy Resources of Australia Ltd. * #	$21,845
198,836	Paladin Energy Ltd. (CAD) * †	57,509
		79,354
Canada: 1.4%
51,874	Cameco Corp. (USD)	851,252
56,617	Denison Mines Corp. *	55,236
12,835	Uranium Energy Corp. (USD) * †	22,461
		928,949
Czech Republic: 0.9%
23,768	CEZ AS #	610,004
Finland: 1.9%
57,562	Fortum OYJ #	1,249,760
France: 3.3%
32,352	Alstom SA * #	1,043,437
43,826	Electricite de France SA #	1,206,460
		2,249,897
India: 1.1%
32,828	Larsen & Toubro Ltd. (GDR) # Reg S	761,002
Japan: 20.2%
47,000	Chugoku Electric Power Co., Inc. #	613,911
538,000	Hitachi Ltd. #	3,967,043
28,200	Hokkaido Electric Power Co., Inc. * #	225,523
29,400	Hokuriku Electric Power Co. #	375,090
182,714	IHI Corp. #	924,460
34,974	JGC Corp. #	719,312
148,205	Kajima Corp. #	608,884
116,100	Kansai Electric Power Co., Inc. * #	1,103,411
69,800	Kyushu Electric Power Co., Inc. * #	698,391
467,106	Mitsubishi Heavy Industries Ltd. #	2,575,293
32,900	Shikoku Electric Power Co., Inc. * #	398,684
6,300	Taihei Dengyo Kaisha Ltd. #	48,046
74,100	Tohoku Electric Power Co., Inc. #	861,437
106,500	Tokyo Electric Power Co., Inc. * #	432,754
4,000	Toshiba Plant Systems & Services Corp. #	61,811
14,000	Toyo Engineering Corp. #	51,185
		13,665,235
Netherlands: 0.8%
13,555	Chicago Bridge & Iron Co. NV (USD)	569,039
South Korea: 2.3%
8,129	Doosan Heavy Industries & Construction Co. Ltd. #	173,664
1,295	KEPCO Engineering & Construction Co., Inc. #	60,456
69,958	Korea Electric Power Corp. (ADR) *	1,354,387
		1,588,507
United Kingdom: 2.3%
45,172	AMEC Plc #	596,824
49,550	Babcock International Group Plc #	812,080
55,003	Serco Group Plc †	137,822
		1,546,726
Number of Shares		Value

United States: 65.7%
28,942	Ameren Corp.	$1,335,095
31,509	AMETEK, Inc.	1,658,319
60,650	Dominion Resources, Inc.	4,663,985
18,766	DTE Energy Co.	1,620,819
65,235	Duke Energy Corp.	5,449,732
15,947	Entergy Corp.	1,395,044
84,800	Exelon Corp.	3,144,384
48,335	FirstEnergy Corp.	1,884,582
15,055	Flowserve Corp.	900,741
17,714	Fluor Corp.	1,074,000
52,894	NextEra Energy, Inc.	5,622,103
39,179	PG&E Corp.	2,085,890
11,711	Pinnacle West Capital Corp.	799,978
91,085	PPL Corp.	3,309,118
61,853	Public Service Enterprise Group, Inc.	2,561,333
3,992	SPX Corp.	342,993
97,974	The Southern Co.	4,811,503
52,873	Xcel Energy, Inc.	1,899,198
		44,558,817
Total Common Stocks (Cost: $62,513,880)		67,807,290
CLOSED-END FUND: 0.1% (Cost: $44,576)
9,294	Uranium Participation Corp. *	41,325
Total Investments Before Collateral for Securities Loaned: 100.1% (Cost: $62,558,456)		67,848,615

Principal Amount
SHORT-TERM INVESTMENT HELD AS COLLATERAL FOR SECURITIES LOANED: 0.2% (Cost: $170,202)
Repurchase Agreement: 0.2%
$170,202	Repurchase agreement dated 12/31/14 with Barclays Capital, 0.05%, due 1/2/15, proceeds $170,202; (collateralized by various U.S. government and agency obligations, 1.50% to 2.13%, due 8/31/18 to 6/30/21, valued at $173,606 including accrued interest)	170,202
Total Investments: 100.3% (Cost: $62,728,658)		68,018,817
Liabilities in excess of other assets: (0.3)%		(206,881)
NET ASSETS: 100.0%		$67,811,936

See Notes to Financial Statements

65

URANIUM+NUCLEAR ENERGY ETF

SCHEDULE OF INVESTMENTS

(continued)

ADR	American Depositary Receipt
CAD	Canadian Dollar
GDR	Global Depositary Receipt
USD	United States Dollar
*	Non-income producing
†	Security fully or partially on loan. Total market value of securities on loan is $166,263.
#	Indicates a fair valued security which has not been valued utilizing an independent quote, but has been valued pursuant to guidelines established by the Board of Trustees. The aggregate value of fair valued securities is $20,200,767 which represents 29.8% of net assets.
Reg S	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.

Summary of Investments by Sector Excluding Collateral for Securities Loaned (unaudited)	% of Investments	Value
Energy	2.4%	$1,605,127
Financials	0.1	41,325
Industrials	18.4	12,522,544
Information Technology	5.8	3,967,043
Utilities	73.3	49,712,576
	100.0%	$67,848,615

The summary of inputs used to value the Fund’s investments as of December 31, 2014 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Value
Common Stocks
Australia	$57,509	$21,845	$—	$79,354
Canada	928,949	—	—	928,949
Czech Republic	—	610,004	—	610,004
Finland	—	1,249,760	—	1,249,760
France	—	2,249,897	—	2,249,897
India	—	761,002	—	761,002
Japan	—	13,665,235	—	13,665,235
Netherlands	569,039	—	—	569,039
South Korea	1,354,387	234,120	—	1,588,507
United Kingdom	137,822	1,408,904	—	1,546,726
United States	44,558,817	—	—	44,558,817
Closed-End Fund	41,325	—	—	41,325
Repurchase Agreement	—	170,202	—	170,202
Total	$47,647,848	$20,370,969	$—	$68,018,817

*	See Schedule of Investments for security type and geographic sector breakouts.

There were no transfers between levels during the year ended December 31, 2014.

See Notes to Financial Statements

66

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MARKET VECTORS ETF TRUST

STATEMENTS OF ASSETS AND LIABILITIES

December 31, 2014

	Agribusiness ETF	Coal ETF	Global Alternative Energy ETF	Gold Miners ETF

Assets:
Investments, at value (1)
Unaffiliated issuers (2)	$1,439,475,723	$115,057,130	$83,012,578	$2,703,770,783
Affiliated issuers (3)	—	—	—	2,797,928,062
Short-term investments held as collateral for securities loaned (4)	75,398,562	689,582	21,045,937	109,127,383
Cash	2,312,515	—	—	2,355,948
Cash denominated in foreign currency, at value (5)	332,682	106,386	—	6,460,547
Receivables:
Investment securities sold	276,586	6,331	84,872	—
Shares sold	—	1,989	—	19,423
Due from Adviser	—	—	—	—
Dividends	3,071,860	152,292	76,763	1,647,649
Prepaid expenses	49,819	2,525	1,642	114,853
Total assets	1,520,917,747	116,016,235	104,221,792	5,621,424,648

Liabilities:
Payables:
Investment securities purchased	2,312,860	107,641	—	6,460,170
Collateral for securities loaned	75,398,562	689,582	21,045,937	109,127,383
Line of credit	—	—	—	6,144,044
Shares redeemed	269,147	9,693	—	—
Due to Adviser	786,226	50,371	31,135	2,478,228
Due to custodian	—	—	55,115	—
Deferred Trustee fees	350,280	17,078	8,323	597,940
Accrued expenses	899,231	236,876	143,910	1,169,543
Total liabilities	80,016,306	1,111,241	21,284,420	125,977,308
NET ASSETS	$1,440,901,441	$114,904,994	$82,937,372	$5,495,447,340
Shares outstanding	27,400,000	7,850,000	1,533,298	298,252,500
Net asset value, redemption and offering price per share	$52.59	$14.64	$54.09	$18.43
Net assets consist of:
Aggregate paid in capital	$2,406,341,302	$588,006,014	$367,054,751	$15,131,176,856
Net unrealized appreciation (depreciation)	(96,250,426)	(81,332,357)	(4,783,283)	(3,907,441,277)
Undistributed (accumulated) net investment income (loss)	(106,257)	(24,028)	(13,513)	6,102,870
Accumulated net realized gain (loss)	(869,083,178)	(391,744,635)	(279,320,583)	(5,734,391,109)
	$1,440,901,441	$114,904,994	$82,937,372	$5,495,447,340
(1) Value of securities on loan	$70,822,839	$646,922	$20,686,661	$105,313,301
(2) Cost of investments - Unaffiliated issuers	$1,535,622,041	$196,379,050	$87,791,520	$4,347,095,237
(3) Cost of investments - Affiliated issuers	$—	$—	$—	$5,062,044,885
(4) Cost of short-term investments held as collateral for securities loaned	$75,398,562	$689,582	$21,045,937	$109,127,383
(5) Cost of cash denominated in foreign currency	$338,278	$106,386	$—	$6,460,547

See Notes to Financial Statements

68

			Rare Earth/				Uranium+
Junior Gold	Natural		Strategic			Unconventional	Nuclear
Miners ETF	Resources ETF	Oil Services ETF	Metals ETF	Solar Energy ETF	Steel ETF	Oil & Gas ETF	Energy ETF

$220,868,207	$86,358,309	$929,314,744	$57,962,945	$20,359,045	$69,352,814	$61,867,135	$67,848,615
1,294,700,080	—	—	—	—	—	—	—

143,251,205	1,367,753	89,491,049	10,931,180	5,792,962	20,280,594	3,694,801	170,202
127,579	1,221	—	—	—	—	—	—
13,678,499	435,462	—	386,589	15,713	—	—	8,512

726,323	142,813	—	37,128	—	2,723,377	—	22,131
—	—	3,474	—	—	197	—	2,086
—	5,359	—	—	1,586	—	—	—
635,381	170,626	959,446	82,853	16,256	163,648	152,496	149,897
28,240	1,602	21,789	1,500	393	1,628	1,014	1,193
1,674,015,514	88,483,145	1,019,790,502	69,402,195	26,185,955	92,522,258	65,715,446	68,202,636

139,703	547,664	—	325,915	—	2,956,806	—	33,208
143,251,205	1,367,753	89,491,049	10,931,180	5,792,962	20,280,594	3,694,801	170,202
6,759,151	437,250	—	—	—	—	—	—
—	—	3,337	—	—	—	—	—
646,328	—	243,661	21,755	—	33,726	8,710	25,039
—	—	—	—	—	—	—	24,714
125,314	8,596	97,433	10,299	1,549	12,782	1,945	8,337
403,480	99,223	120,761	127,503	81,568	111,208	72,648	129,200
151,325,181	2,460,486	89,956,241	11,416,652	5,876,079	23,395,116	3,778,104	390,700
$1,522,690,333	$86,022,659	$929,834,261	$57,985,543	$20,309,876	$69,127,142	$61,937,342	$67,811,936
63,337,446	2,550,000	25,910,863	2,274,962	300,000	1,950,000	2,800,000	1,316,632
$24.04	$33.73	$35.89	$25.49	$67.70	$35.45	$22.12	$51.50

$5,166,835,816	$113,115,141	$1,354,699,457	$265,853,621	$81,046,326	$305,175,597	$86,867,448	$243,923,423
(462,269,247)	(11,624,779)	(424,363,950)	(45,251,646)	(782,053)	(56,546,224)	(21,820,762)	5,285,823
(5,537,935)	(3,064)	5,707	1,304,812	(6,496)	(27,775)	(1,945)	1,334,325
(3,176,338,301)	(15,464,639)	(506,953)	(163,921,244)	(59,947,901)	(179,474,456)	(3,107,399)	(182,731,635)
$1,522,690,333	$86,022,659	$929,834,261	$57,985,543	$20,309,876	$69,127,142	$61,937,342	$67,811,936
$131,223,670	$1,275,317	$86,095,260	$8,631,809	$5,670,703	$19,514,236	$3,543,858	$166,263
$333,727,866	$97,977,760	$1,353,678,694	$103,215,721	$21,140,904	$125,899,038	$83,687,684	$62,558,456
$1,644,221,887	$—	$—	$—	$—	$—	$—	$—
$143,251,205	$1,367,753	$89,491,049	$10,931,180	$5,792,962	$20,280,594	$3,694,801	$170,202
$13,566,129	$436,214	$—	$385,075	$15,807	$—	$—	$8,675

See Notes to Financial Statements

69

MARKET VECTORS ETF TRUST

STATEMENTS OF OPERATIONS

For the Year Ended December 31, 2014

			Global Alternative
	Agribusiness ETF	Coal ETF	Energy ETF	Gold Miners ETF
Income:
Dividends – unaffiliated issuers	$63,863,226	$3,791,552	$482,598	$50,304,035
Dividends – affiliated issuers	—	—	—	34,834,809
Securities lending income	1,574,884	285,332	377,922	1,940,401
Foreign taxes withheld	(5,507,681)	(413,549)	(44,982)	(10,902,687)
Total income	59,930,429	3,663,335	815,538	76,176,558

Expenses:
Management fees	12,896,452	782,908	507,242	36,455,957
Professional fees	243,716	63,657	59,257	360,672
Insurance	75,178	3,251	1,674	122,772
Trustees’ fees and expenses	266,779	7,581	8,144	393,359
Reports to shareholders	236,603	33,000	24,000	430,848
Indicative optimized portfolio value fee	17,540	15,000	15,000	—
Custodian fees	441,539	47,435	18,972	370,986
Registration fees	10,021	5,000	5,513	136,954
Transfer agent fees	2,406	2,400	2,400	—
Fund accounting fees	158,261	12,229	7,464	—
Interest	98,509	2,195	179	236,595
Other	86,671	11,473	2,379	134,133
Total expenses	14,533,675	986,129	652,224	38,642,276
Waiver of management fees	(558)	(60,104)	(23,065)	—
Net expenses	14,533,117	926,025	629,159	38,642,276
Net investment income (loss)	45,397,312	2,737,310	186,379	37,534,282

Net realized gain (loss) on:
Investments – unaffiliated issuers	(16,848,230)	(50,701,261)	(4,713,583)	(1,259,065,065)
Investments – affiliated issuers	—	—	—	(363,718,672)
In-kind redemptions	251,782,992	(443,122)	8,128,443	128,526,912
Foreign currency transactions and foreign denominated assets and liabilities	(331,952)	(48,248)	(7,402)	(715,696)
Net realized gain (loss)	234,602,810	(51,192,631)	3,407,458	(1,494,972,521)
Net change in unrealized appreciation (depreciation) on:
Investments	(333,635,247)	7,668,016	(6,953,256)	545,948,873
Foreign currency transactions and foreign denominated assets and liabilities	(79,404)	(712)	(5,854)	—
Net change in unrealized appreciation (depreciation)	(333,714,651)	7,667,304	(6,959,110)	545,948,873
Net Increase (Decrease) in Net Assets Resulting from Operations	$(53,714,529)	$(40,788,017)	$(3,365,273)	$(911,489,366)

See Notes to Financial Statements

70

Junior Gold Miners ETF	Natural Resources ETF	Oil Services ETF	Rare Earth/ Strategic Metals ETF	Solar Energy ETF	Steel ETF	Unconventional Oil & Gas ETF	Uranium+ Nuclear Energy ETF

$2,252,248	$2,684,674	$28,572,803	$899,619	$76,146	$2,884,585	$1,148,048	$1,848,876
3,039,171	—	—	—	—	—	—	—
5,786,008	57,546	1,445,547	1,006,041	242,940	259,286	56,369	29,416
(196,473)	(175,332)	(56,519)	(61,056)	(3,355)	(64,613)	(87,248)	(60,232)
10,880,954	2,566,888	29,961,831	1,844,604	315,731	3,079,258	1,117,169	1,818,060

9,923,082	493,771	4,493,672	433,437	125,656	517,302	347,652	364,571
204,682	69,042	102,106	70,737	73,724	60,256	60,724	95,673
31,758	2,003	26,650	2,077	366	1,953	809	1,392
98,568	5,299	147,227	6,926	2,308	5,658	5,709	4,222
198,467	16,000	60,000	24,000	10,322	20,000	9,800	20,000
15,000	20,002	4,009	20,002	18,203	—	15,000	17,500
183,605	69,061	52,026	36,794	20,332	16,141	6,992	18,621
21,398	5,000	7,500	5,000	5,020	5,000	11,223	5,000
2,423	2,400	2,400	2,400	2,405	2,400	2,400	2,400
119,147	23,760	73,645	7,956	10,352	6,866	4,437	6,896
143,577	5,729	31,665	5,551	729	2,669	793	3,334
41,019	11,960	32,071	8,161	2,337	12,456	1,655	11,190
10,982,726	724,027	5,032,971	623,041	271,754	650,701	467,194	550,799
—	(234,402)	(507,634)	(123,370)	(107,671)	(78,999)	(90,936)	(109,980)
10,982,726	489,625	4,525,337	499,671	164,083	571,702	376,258	440,819
(101,772)	2,077,263	25,436,494	1,344,933	151,648	2,507,556	740,911	1,377,241

(158,748,149)	(3,647,877)	1,362,967	(54,042,736)	(181,727)	(10,615,281)	(2,135,587)	(8,011,797)
(1,446,175,320)	—	—	—	—	—	—	—
(7,796,635)	4,315,997	73,819,014	573,589	4,964,461	2,965,507	2,861,682	4,759,398

(2,777,842)	(12,115)	—	(29,960)	(8,019)	—	(5,292)	(15,198)
(1,615,497,946)	656,005	75,181,981	(53,499,107)	4,774,715	(7,649,774)	720,803	(3,267,597)

861,254,657	(10,038,676)	(355,428,381)	26,647,699	(6,766,397)	(27,822,106)	(23,413,963)	8,424,978

15,948	(9,536)	—	1,245	(279)	—	(337)	(6,044)
861,270,605	(10,048,212)	(355,428,381)	26,648,944	(6,766,676)	(27,822,106)	(23,414,300)	8,418,934
$(754,329,113)	$(7,314,944)	$(254,809,906)	$(25,505,230)	$(1,840,313)	$(32,964,324)	$(21,952,586)	$6,528,578

See Notes to Financial Statements

71

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

	Agribusiness ETF		Coal ETF
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income (loss)	$45,397,312	$91,539,526	$2,737,310	$3,436,109
Net realized gain (loss)	234,602,810	68,709,835	(51,192,631)	(23,877,167)
Net change in unrealized appreciation (depreciation)	(333,714,651)	50,207,255	7,667,304	(32,019,892)
Net increase (decrease) in net assets resulting from operations	(53,714,529)	210,456,616	(40,788,017)	(52,460,950)

Dividends to shareholders:
Dividends from net investment income	(46,504,400)	(88,958,800)	(2,946,300)	(3,872,000)
Return of capital	—	—	—	—
Total Dividends and Distributions	(46,504,400)	(88,958,800)	(2,946,300)	(3,872,000)

Share transactions:**
Proceeds from sale of shares	19,173,313	61,945,393	54,440,499	30,934,929
Cost of shares redeemed	(3,113,370,622)	(1,215,346,926)	(50,795,362)	(54,965,916)
Increase (Decrease) in net assets resulting from share transactions	(3,094,197,309)	(1,153,401,533)	3,645,137	(24,030,987)
Total increase (decrease) in net assets	(3,194,416,238)	(1,031,903,717)	(40,089,180)	(80,363,937)
Net Assets, beginning of period	4,635,317,679	5,667,221,396	154,994,174	235,358,111
Net Assets, end of period†	$1,440,901,441	$4,635,317,679	$114,904,994	$154,994,174
† Including undistributed (accumulated) net investment income (loss)	$(106,257)	$1,331,568	$(24,028)	$(293,570)
** Shares of Common Stock Issued (no par value)
Shares sold	350,000	1,150,000	2,900,000	1,350,000
Shares redeemed	(58,100,000)	(23,050,000)	(3,000,000)	(2,750,000)
Net increase (decrease)	(57,750,000)	(21,900,000)	(100,000)	(1,400,000)

(a)	Share activity has been adjusted to reflect the 1 for 3 reverse share split which took place on July 1, 2013 (See Note 10).
(b)	Share activity has been adjusted to reflect the 1 for 4 reverse share split which took place on July 1, 2013 (See Note 10).

See Notes to Financial Statements

72

Global Alternative Energy ETF(a)		Gold Miners ETF		Junior Gold Miners ETF(b)
For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

$186,379	$838,594	$37,534,282	$68,896,195	$(101,772)	$(1,203,696)
3,407,458	(914,442)	(1,494,972,521)	(3,327,835,794)	(1,615,497,946)	(1,042,170,896)
(6,959,110)	34,700,661	545,948,873	(2,113,589,870)	861,270,605	(636,449,357)
(3,365,273)	34,624,813	(911,489,366)	(5,372,529,469)	(754,329,113)	(1,679,823,949)

(173,263)	(883,472)	(37,389,302)	(60,050,878)	(11,291,865)	—
—	(21,375)	—	—	—	—
(173,263)	(904,847)	(37,389,302)	(60,050,878)	(11,291,865)	—

15,443,230	19,404,010	3,038,735,835	9,206,742,199	1,502,981,592	591,664,050
(20,275,991)	(7,828,546)	(3,247,020,529)	(6,527,604,714)	(351,493,550)	(312,248,237)
(4,832,761)	11,575,464	(208,284,694)	2,679,137,485	1,151,488,042	279,415,813
(8,371,297)	45,295,430	(1,157,163,362)	(2,753,442,862)	385,867,064	(1,400,408,136)
91,308,669	46,013,239	6,652,610,702	9,406,053,564	1,136,823,269	2,537,231,405
$82,937,372	$91,308,669	$5,495,447,340	$6,652,610,702	$1,522,690,333	$1,136,823,269
$(13,513)	$(21,069)	$6,102,870	$6,004,375	$(5,537,935)	$(33,371,891)

250,000	416,667	126,600,000	325,800,000	39,200,000	11,462,500
(350,000)	(166,702)	(142,750,000)	(214,450,000)	(12,650,000)	(6,737,554)
(100,000)	249,965	(16,150,000)	111,350,000	26,550,000	4,724,946

See Notes to Financial Statements

73

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Natural Resources ETF		Oil Services ETF
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$2,077,263	$2,308,937	$25,436,494	$19,394,978
Net realized gain (loss)	656,005	1,578,008	75,181,981	317,276,708
Net change in unrealized appreciation (depreciation)	(10,048,212)	2,545,692	(355,428,381)	3,059,136
Net increase (decrease) in net assets resulting from operations	(7,314,944)	6,432,637	(254,809,906)	339,730,822

Dividends to shareholders:
Dividends from net investment income	(2,170,050)	(2,199,500)	(25,702,038)	(19,111,388)
Return of capital	—	—	—	—
Total Dividends and Distributions	(2,170,050)	(2,199,500)	(25,702,038)	(19,111,388)

Share transactions:**
Proceeds from sale of shares	20,492,305	6,858,882	6,646,621,501	5,994,529,576
Cost of shares redeemed	(26,124,768)	(32,156,117)	(6,918,368,843)	(6,116,381,793)
Increase (Decrease) in net assets resulting from share transactions	(5,632,463)	(25,297,235)	(271,747,342)	(121,852,217)
Total increase (decrease) in net assets	(15,117,457)	(21,064,098)	(552,259,286)	198,767,217
Net Assets, beginning of period	101,140,116	122,204,214	1,482,093,547	1,283,326,330
Net Assets, end of period†	$86,022,659	$101,140,116	$929,834,261	$1,482,093,547
† Including undistributed (accumulated) net investment income (loss)	$(3,064)	$109,272	$5,707	$271,251
** Shares of Common Stock Issued (no par value)
Shares sold	550,000	200,000	143,500,000	133,900,000
Shares redeemed	(700,000)	(900,000)	(148,400,000)	(136,300,000)
Net decrease	(150,000)	(700,000)	(4,900,000)	(2,400,000)

(a)	Share activity has been adjusted to reflect the 1 for 4 reverse share split which took place on July 1, 2013 (See Note 10).

See Notes to Financial Statements

74

Rare Earth/Strategic Metals ETF(a)		Solar Energy ETF		Steel ETF
For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013

$1,344,933	$901,911	$151,648	$95,820	$2,507,556	$2,837,169
(53,499,107)	(61,735,665)	4,774,715	438,772	(7,649,774)	(33,284,640)
26,648,944	8,762,549	(6,766,676)	9,732,493	(27,822,106)	31,585,670
(25,505,230)	(52,071,205)	(1,840,313)	10,267,085	(32,964,324)	1,138,199

(878,135)	(222,022)	(135,000)	(219,900)	(2,549,800)	(2,880,555)
—	—	—	—	—	(120,645)
(878,135)	(222,022)	(135,000)	(219,900)	(2,549,800)	(3,001,200)

4,954,201	2,863,723	12,643,540	9,705,861	51,423,359	85,397,054
(16,827,991)	(28,979,910)	(12,146,619)	(8,879,055)	(91,093,764)	(93,103,405)
(11,873,790)	(26,116,187)	496,921	826,806	(39,670,405)	(7,706,351)
(38,257,155)	(78,409,414)	(1,478,392)	10,873,991	(75,184,529)	(9,569,352)
96,242,698	174,652,112	21,788,268	10,914,277	144,311,671	153,881,023
$57,985,543	$96,242,698	$20,309,876	$21,788,268	$69,127,142	$144,311,671
$1,304,812	$867,974	$(6,496)	$(84,551)	$(27,775)	$(19,471)

200,000	62,500	150,000	150,000	1,100,000	1,850,000
(600,000)	(687,538)	(150,000)	(150,000)	(2,050,000)	(2,100,000)
(400,000)	(625,038)	—	—	(950,000)	(250,000)

See Notes to Financial Statements

75

MARKET VECTORS ETF TRUST

STATEMENTS OF CHANGES IN NET ASSETS

(continued)

	Unconventional Oil & Gas ETF		Uranium+Nuclear Energy ETF(a)
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013
Operations:
Net investment income	$740,911	$219,785	$1,377,241	$1,215,186
Net realized gain (loss)	720,803	526,153	(3,267,597)	(5,319,752)
Net change in unrealized appreciation (depreciation)	(23,414,300)	3,328,904	8,418,934	16,148,251
Net increase (decrease) in net assets resulting from operations	(21,952,586)	4,074,842	6,528,578	12,043,685

Dividends to shareholders:
Dividends from net investment income	(744,600)	(237,600)	(1,676,073)	(538,338)

Share transactions:**
Proceeds from sale of shares	57,126,688	37,567,957	2,470,059	18,981,814
Cost of shares redeemed	(19,397,673)	(10,279,311)	(17,289,026)	(31,275,501)
Increase (Decrease) in net assets resulting from share transactions	37,729,015	27,288,646	(14,818,967)	(12,293,687)
Total increase (decrease) in net assets	15,031,829	31,125,888	(9,966,462)	(788,340)
Net Assets, beginning of period	46,905,513	15,779,625	77,778,398	78,566,738
Net Assets, end of period†	$61,937,342	$46,905,513	$67,811,936	$77,778,398
† Including undistributed (accumulated) net investment income (loss)	$(1,945)	$(17,598)	$1,334,325	$1,608,870
** Shares of Common Stock Issued (no par value)
Shares sold	1,850,000	1,350,000	50,000	416,666
Shares redeemed	(700,000)	(400,000)	(350,000)	(700,034)
Net increase (decrease)	1,150,000	950,000	(300,000)	(283,368)

(a)	Share activity has been adjusted to reflect the 1 for 3 reverse share split which took place on July 1, 2013 (See Note 10).

See Notes to Financial Statements

76

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Agribusiness ETF
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$54.44	$52.94	$47.21	$53.39	$43.69
Income from investment operations:
Net investment income	1.68	1.08	1.00	0.30	0.31
Net realized and unrealized gain (loss) on investments	(1.84)	1.46	5.70	(6.18)	9.72
Total from investment operations	(0.16)	2.54	6.70	(5.88)	10.03
Less:
Dividends from net investment income	(1.69)	(1.04)	(0.97)	(0.29)	(0.33)
Return of capital	—	—	—	(0.01)	—
Total dividends	(1.69)	(1.04)	(0.97)	(0.30)	(0.33)
Net asset value, end of year	$52.59	$54.44	$52.94	$47.21	$53.39
Total return (a)	(0.13)%	4.60%	14.20%	(11.01)%	22.96%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,440,901	$4,635,318	$5,667,221	$5,530,813	$2,624,216
Ratio of gross expenses to average net assets	0.57%	0.55%	0.55%	0.53%	0.56%
Ratio of net expenses to average net assets	0.57%	0.55%	0.55%	0.53%	0.56%
Ratio of net expenses, excluding interest expense, to average net assets	0.56%	0.55%	0.54%	0.53%	0.55%
Ratio of net investment income to average net assets	1.77%	1.79%	1.89%	0.76%	0.78%
Portfolio turnover rate	14%	33%	19%	22%	20%

	Coal ETF
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$19.50	$25.17	$32.41	$47.07	$35.93
Income from investment operations:
Net investment income	0.34	0.39	0.49	0.53	0.18
Net realized and unrealized gain (loss) on investments	(4.83)	(5.62)	(7.30)	(14.71)	11.15
Total from investment operations	(4.49)	(5.23)	(6.81)	(14.18)	11.33
Less:
Dividends from net investment income	(0.37)	(0.44)	(0.43)	(0.48)	(0.19)
Net asset value, end of year	$14.64	$19.50	$25.17	$32.41	$47.07
Total return (a)	(23.07)%	(20.77)%	(21.05)%	(30.12)%	31.55%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$114,905	$154,994	$235,358	$314,420	$529,563
Ratio of gross expenses to average net assets	0.63%	0.64%	0.62%	0.59%	0.59%
Ratio of net expenses to average net assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of net expenses, excluding interest expense, to average net assets	0.59%	0.59%	0.59%	0.59%	0.58%
Ratio of net investment income to average net assets	1.75%	1.78%	2.02%	0.93%	0.57%
Portfolio turnover rate	27%	20%	55%	47%	29%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.

See Notes to Financial Statements

77

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Global Alternative Energy ETF#
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$55.90	$33.26	$32.88	$60.24	$75.51
Income from investment operations:
Net investment income	0.12	0.51	0.66	1.02	0.60
Net realized and unrealized gain (loss) on investments	(1.82)	22.68	0.35	(27.33)	(15.30)
Total from investment operations	(1.70)	23.19	1.01	(26.31)	(14.70)
Less:
Dividends from net investment income	(0.11)	(0.54)	(0.63)	(1.02)	(0.57)
Return of capital	—	(0.01)	—	(0.03)	—
Total dividends	(0.11)	(0.55)	(0.63)	(1.05)	(0.57)
Net asset value, end of year	$54.09	$55.90	$33.26	$32.88	$60.24
Total return (a)	(3.04)%	69.69%	3.07%	(43.69)%	(19.46)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$82,937	$91,309	$46,013	$58,644	$134,547
Ratio of gross expenses to average net assets	0.64%	0.72%	0.81%	0.68%	0.60%
Ratio of net expenses to average net assets	0.62%	0.62%	0.62%	0.62%	0.60%
Ratio of net expenses, excluding interest expense, to average net assets	0.62%	0.62%	0.62%	0.62%	0.60%
Ratio of net investment income to average net assets	0.18%	1.16%	1.81%	1.59%	0.81%
Portfolio turnover rate	31%	18%	35%	26%	30%

	Gold Miners ETF
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$21.16	$46.32	$51.50	$61.44	$46.15
Income from investment operations:
Net investment income	0.12	0.23	0.39	0.26	0.04
Net realized and unrealized gain (loss) on investments	(2.73)	(25.20)	(5.11)	(10.05)	15.65
Total from investment operations	(2.61)	(24.97)	(4.72)	(9.79)	15.69
Less:
Dividends from net investment income	(0.12)	(0.19)	(0.46)	(0.15)	(0.40)
Net asset value, end of year	$18.43	$21.16	$46.32	$51.50	$61.44
Total return (a)	(12.31)%	(53.90)%	(9.16)%	(15.93)%	34.01%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$5,495,447	$6,652,611	$9,406,054	$8,772,539	$7,677,408
Ratio of gross expenses to average net assets	0.53%	0.53%	0.52%	0.52%	0.53%
Ratio of net expenses to average net assets	0.53%	0.53%	0.52%	0.52%	0.53%
Ratio of net expenses, excluding interest expense, to average net assets	0.53%	0.53%	0.52%	0.52%	0.53%
Ratio of net investment income to average net assets	0.52%	1.01%	0.88%	0.35%	0.05%
Portfolio turnover rate	18%	33%	5%	9%	3%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

78

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Junior Gold Miners ETF#
	For the Year Ended December 31,
	2014		2013	2012	2011	2010
Net asset value, beginning of year	$30.90		$79.13	$97.84	$159.24	$103.24
Income from investment operations:
Net investment income (loss)	—	(b)(c)	0.41	0.36	2.72	(0.40	)(b)
Net realized and unrealized gain (loss) on investments	(6.68)		(48.64)	(16.07)	(57.80)	68.12
Total from investment operations	(6.68)		(48.23)	(15.71)	(55.08)	67.72
Less:
Dividends from net investment income	(0.18)		—	(3.00)	(4.84)	(11.72)
Distributions from net realized capital gains	—		—	—	(1.48)	—
Total dividends and distributions	(0.18)		—	(3.00)	(6.32)	(11.72)
Net asset value, end of year	$24.04		$30.90	$79.13	$97.84	$159.24
Total return (a)	(21.60)%		(60.95)%	(16.07)%	(34.57)%	65.74%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$1,522,690		$1,136,823	$2,537,231	$1,922,665	$2,123,857
Ratio of gross expenses to average net assets	0.55%		0.58%	0.55%	0.54%	0.54%
Ratio of net expenses to average net assets	0.55%		0.57%	0.55%	0.54%	0.54%
Ratio of net expenses, excluding interest expense, to average net assets	0.54%		0.56%	0.55%	0.54%	0.54%
Ratio of net investment income (loss) to average net assets	(0.01)%		(0.07)%	0.01%	(0.22)%	(0.34)%
Portfolio turnover rate	65%		34%	22%	60%	49%

	Natural Resources ETF
	For the Year Ended December 31,
	2014		2013	2012	2011	2010
Net asset value, beginning of year	$37.46		$35.94	$33.76	$38.83	$33.58
Income from investment operations:
Net investment income	0.82		0.87	0.86	0.66	0.30
Net realized and unrealized gain (loss) on investments	(3.70)		1.48	2.17	(5.07)	5.26
Total from investment operations	(2.88)		2.35	3.03	(4.41)	5.56
Less:
Dividends from net investment income	(0.85)		(0.83)	(0.85)	(0.66)	(0.31)
Net asset value, end of year	$33.73		$37.46	$35.94	$33.76	$38.83
Total return (a)	(7.71)%		6.55%	8.98%	(11.36)%	16.57%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$86,023		$101,140	$122,204	$158,687	$209,695
Ratio of gross expenses to average net assets	0.73%		0.74%	0.68%	0.64%	0.63%
Ratio of net expenses to average net assets	0.50%		0.50%	0.52%	0.61%	0.63%
Ratio of net expenses, excluding interest expense, to average net assets	0.49%		0.49%	0.51%	0.61%	0.63%
Ratio of net investment income to average net assets	2.10%		2.13%	1.95%	1.40%	1.26%
Portfolio turnover rate	13%		14%	10%	15%	19%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(b)	Calculated based upon average shares outstanding
(c)	Amount represents less than $0.005 per share.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

79

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Oil Services ETF*
				For the Period
				December 20,
				2010 (a) through
	For the Year Ended December 31,			December 31,
	2014	2013	2012	2011
Net asset value, beginning of period	$48.10	$38.64	$38.29	$38.06
Income from investment operations:
Net investment income	0.85	0.55	0.42	—	(b)
Net realized and unrealized gain (loss) on investments	(12.20)	9.45	0.34	0.23
Total from investment operations	(11.35)	10.00	0.76	0.23
Less:
Dividends from net investment income	(0.86)	(0.54)	(0.40)	—
Distributions from net realized capital gains	—	—	(0.01)	—
Total dividends and distributions	(0.86)	(0.54)	(0.41)	—
Net asset value, end of period	$35.89	$48.10	$38.64	$38.29
Total return (c)	(23.64)%	25.90%	1.98%	0.61	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$929,834	$1,482,094	$1,283,326	$913,653
Ratio of gross expenses to average net assets	0.39%	0.39%	0.38%	0.46	%(e)
Ratio of net expenses to average net assets	0.35%	0.35%	0.35%	0.35	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.35%	0.35%	0.35%	0.35	%(e)
Ratio of net investment income (loss) to average net assets	1.99%	1.24%	1.23%	(0.35	)%(e)
Portfolio turnover rate	15%	10%	6%	0	%(d)

	Rare Earth / Strategic Metals ETF#
						For the Period
						October 27,
						2010 (a) through
	For the Year Ended December 31,					December 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of period	$35.98	$52.92	$60.40	$94.72		$79.04
Income from investment operations:
Net investment income (loss)	0.65	0.35	0.88	1.00		(0.04)
Net realized and unrealized gain (loss) on investments	(10.75)	(17.21)	(7.44)	(31.52)		15.72
Total from investment operations	(10.10)	(16.86)	(6.56)	(30.52)		15.68
Less:
Dividends from net investment income	(0.39)	(0.08)	(0.92)	(3.80)		—
Net asset value, end of period	$25.49	$35.98	$52.92	$60.40		$94.72
Total return (c)	(28.07)%	(31.85)%	(10.88)%	(32.21)%		19.84	%(d)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$57,986	$96,243	$174,652	$198,535		$236,782
Ratio of gross expenses to average net assets	0.72%	0.70%	0.66%	0.59%		0.63	%(e)
Ratio of net expenses to average net assets	0.58%	0.57%	0.59%	0.57%		0.57	%(e)
Ratio of net expenses, excluding interest expense, to average net assets	0.57%	0.57%	0.57%	0.57%		0.57	%(e)
Ratio of net investment income (loss) to average net assets	1.55%	0.69%	1.59%	0.95%		(0.38	)%(e)
Portfolio turnover rate	37%	31%	44%	35%		9	%(d)

(a)	Commencement of operations
(b)	Amount represents less than $0.005 per share
(c)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(d)	Not Annualized
(e)	Annualized
*	On February 14, 2012, the Fund effected a 3 for 1 share split (See Note 10). Per share data has been adjusted to reflect the share split.
#	On July 1, 2013, the Fund effected a 1 for 4 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

80

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Solar Energy ETF#
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$72.63	$36.38	$55.35	$165.75	$233.70
Income from investment operations:
Net investment income	0.51	0.32	1.29	3.75	0.90
Net realized and unrealized gain (loss) on investments	(4.99)	36.66	(18.94)	(110.70)	(67.80)
Total from investment operations	(4.48)	36.98	(17.65)	(106.95)	(66.90)
Less:
Dividends from net investment income	(0.45)	(0.73)	(1.32)	(3.45)	(1.05)
Net asset value, end of year	$67.70	$72.63	$36.38	$55.35	$165.75
Total return (a)	(6.17)%	101.66%	(31.89)%	(64.50)%	(28.65)%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$20,310	$21,788	$10,914	$9,950	$24,867
Ratio of gross expenses to average net assets	1.08%	1.54%	1.86%	1.06%	0.92%
Ratio of net expenses to average net assets	0.65%	0.66%	0.66%	0.65%	0.65%
Ratio of net expenses, excluding interest expense, to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	0.60%	0.58%	3.47%	2.63%	0.50%
Portfolio turnover rate	50%	75%	59%	35%	37%
	Steel ETF
	For the Year Ended December 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$49.76	$48.85	$47.64	$72.48	$61.57
Income from investment operations:
Net investment income	1.13	0.93	1.09	1.14	0.86
Net realized and unrealized gain (loss) on investments	(14.28)	0.96	1.20	(24.84)	11.08
Total from investment operations	(13.15)	1.89	2.29	(23.70)	11.94
Less:
Dividends from net investment income	(1.16)	(0.94)	(1.08)	(1.14)	(0.87)
Return of capital	—	(0.04)	—	—	(0.16)
Total dividends	(1.16)	(0.98)	(1.08)	(1.14)	(1.03)
Net asset value, end of year	$35.45	$49.76	$48.85	$47.64	$72.48
Total return (a)	(26.44)%	3.88%	4.80%	(32.70)%	19.39%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$69,127	$144,312	$153,881	$181,037	$279,066
Ratio of gross expenses to average net assets	0.63%	0.62%	0.60%	0.58%	0.55%
Ratio of net expenses to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net expenses, excluding interest expense, to average net assets	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	2.43%	2.21%	2.40%	1.97%	1.04%
Portfolio turnover rate	11%	15%	13%	3%	13%

(a)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
#	On July 2, 2012, the Fund effected a 1 for 15 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

81

MARKET VECTORS ETF TRUST

FINANCIAL HIGHLIGHTS

For a share outstanding throughout each period:

	Unconventional Oil & Gas ETF
	For the Year Ended December 31, 2014	For the Year Ended December 31, 2013	For the Period February 14, 2012 (a) through December 31, 2012

Net asset value, beginning of period	$28.43	$22.54	$25.02
Income from investment operations:
Net investment income	0.30	0.13	0.23
Net realized and unrealized gain (loss) on investments	(6.32)	5.90	(2.49)
Total from investment operations	(6.02)	6.03	(2.26)
Less:
Dividends from net investment income	(0.29)	(0.14)	(0.22)
Net asset value, end of period	$22.12	$28.43	$22.54
Total return (b)	(21.18)%	26.77%	(9.04	)%(c)
Ratios/Supplemental Data
Net assets, end of period (000’s)	$61,937	$46,906	$15,780
Ratio of gross expenses to average net assets	0.67%	1.04%	0.92	%(d)
Ratio of net expenses to average net assets	0.54%	0.54%	0.54	%(d)
Ratio of net expenses, excluding interest expense, to average net assets	0.54%	0.54%	0.54	%(d)
Ratio of net investment income to average net assets	1.07%	0.89%	1.12	%(d)
Portfolio turnover rate	11%	11%	35	%(c)
	Uranium+Nuclear Energy ETF#
	For the Year Ended December 31,
	2014	2013	2012		2011	2010
Net asset value, beginning of year	$48.11	$41.35	$44.82		$75.87	$67.95
Income from investment operations:
Net investment income (loss)	1.27	0.80	1.26		(0.27)	1.53
Net realized and unrealized gain (loss) on investments	3.39	6.29	(2.84)		(24.99)	9.57
Total from investment operations	4.66	7.09	(1.58)		(25.26)	11.10
Less:
Dividends from net investment income	(1.27)	(0.33)	(1.89)		(5.79)	(3.18)
Net asset value, end of year	$51.50	$48.11	$41.35		$44.82	$75.87
Total return (b)	9.61%	17.18%	(3.53)%		(33.29)%	16.37%
Ratios/Supplemental Data
Net assets, end of year (000’s)	$67,812	$77,778	$78,567		$86,668	$260,442
Ratio of gross expenses to average net assets	0.76%	0.80%	0.67%		0.63%	0.57%
Ratio of net expenses to average net assets	0.60%	0.60%	0.60%		0.62%	0.57%
Ratio of net expenses, excluding interest expense, to average net assets	0.60%	0.60%	0.60%		0.61%	0.57%
Ratio of net investment income to average net assets	1.89%	1.60%	2.82%		1.42%	2.53%
Portfolio turnover rate	31%	48%	52%		51%	40%

(a)	Commencement of operations
(b)	Total return is calculated assuming an initial investment made at the net asset value at the beginning of period, reinvestment of any dividends and distributions at net asset value on the dividend/distributions payment date and a redemption at the net asset value on the last day of the period. The return does not reflect the deduction of taxes that a shareholder would pay on Fund dividends/distributions or the redemption of Fund shares.
(c)	Not Annualized
(d)	Annualized
#	On July 1, 2013, the Fund effected a 1 for 3 reverse share split (See Note 10). Per share data has been adjusted to reflect the share split.

See Notes to Financial Statements

82

MARKET VECTORS ETF TRUST

NOTES TO FINANCIAL STATEMENTS

December 31, 2014

Note 1—Fund Organization—Market Vectors ETF Trust (the “Trust”) is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Trust was incorporated in Delaware as a statutory trust on March 15, 2001. The Trust operates as a series fund, and as of December 31, 2014, offers fifty five investment portfolios, each of which represents a separate series of the Trust.

These financial statements relate only to the following investment portfolios: Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Natural Resources ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF and Uranium+Nuclear Energy ETF (each a “Fund” and, together, the “Funds”). Each Fund was created to provide investors with the opportunity to purchase a security representing a proportionate undivided interest in a portfolio of securities consisting of substantially all of the common stocks in substantially the same weighting, in an index sponsored, licensed or managed by the NYSE Euronext, Deutsche Börse AG, Ardour Global Indexes, LLC, S-Network Global Indexes, LLC and Market Vectors Index Solutions GmbH, a wholly owned subsidiary of Van Eck Associates Corporation (the “Adviser”).

The Funds’ commencement of operations dates and their respective Indices are presented below:

Fund	Commencement of Operations	Index
Agribusiness ETF	August 31, 2007	Market Vectors® Global Agribusiness Index*
Coal ETF	January 10, 2008	Market Vectors® Global Coal Index*
Global Alternative Energy ETF	May 03, 2007	Ardour Global IndexSM (Extra Liquid)
Gold Miners ETF	May 16, 2006	NYSE Arca Gold Miners Index
Junior Gold Miners ETF	November 10, 2009	Market Vectors® Global Junior Gold Miners Index*
Natural Resources ETF(c)	August 29, 2008	RogersTM-Van Eck Natural Resources Index(a)
Oil Services ETF	December 20, 2011	Market Vectors® US Listed Oil Services 25 Index*
Rare Earth/Strategic Metals ETF	October 27, 2010	Market Vectors® Global Rare Earth/Strategic Metals Index*
Solar Energy ETF	April 21, 2008	Market Vectors® Global Solar Energy Index*
Steel ETF	October 10, 2006	NYSE Arca Steel Index
Unconventional Oil & Gas ETF	February 14, 2012	Market Vectors® Global Unconventional Oil & Gas Index*
Uranium+Nuclear Energy ETF	August 13, 2007	Market Vectors® Global Uranium & Nuclear Energy Index*(b)
* Published by Market Vectors Index Solutions GmbH.
(a)	Prior to May 1, 2014, the index for Natural Resources ETF was RogersTM-Van Eck Hard Assets Producers Index.
(b)	Prior to May 1, 2014, the index for Uranium+Nuclear Energy ETF was DAXglobal® Nuclear Energy Index.
(c)	Effective May 1, 2014, the RVE Hard Assets Producers ETF changed its name to Natural Resources ETF.

Note 2—Significant Accounting Policies—The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

The Funds are investment companies and are following accounting and reporting requirements of Accounting Standards Codification (“ASC”) 946 Financial Services - Investment Companies.

The following is a summary of significant accounting policies followed by the Funds.

A.	Security Valuation—The Funds value their investments in securities and other assets and liabilities carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Securities traded on national exchanges or traded on the NASDAQ National Market System are valued at the last sales price as reported at the close of each business day. Securities traded on the NASDAQ Stock Market are valued at the NASDAQ official closing price. Over-the-counter securities not included in the NASDAQ National Market System and listed securities for which no sale was reported are valued at the mean of the bid and ask prices. To the extent these securities are actively traded they are categorized as Level 1 in the fair value hierarchy (described below). Certain foreign securities, whose values may be affected by market direction or events occurring before the Funds’ pricing time (4:00 p.m. Eastern Standard Time) but after the last close of the securities’ primary market, are fair valued using a pricing service and are
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(continued)

categorized as Level 2 in the fair value hierarchy. The pricing service, using methods approved by the Board of Trustees, considers the correlation of the trading patterns of the foreign security to intraday trading in the U.S. markets, based on indices of domestic securities and other appropriate indicators such as prices of relevant ADR’s and futures contracts. The Funds may also fair value securities in other situations, such as, when a particular foreign market is closed but the Fund is open. Short-term obligations with more than sixty days remaining to maturity are valued at market value. Short-term obligations with sixty days or less to maturity are valued at amortized cost, which with accrued interest approximates fair value. Money market fund investments are valued at net asset value and are considered to be Level 1 in the fair value hierarchy. Securities for which quotations are not available are stated at fair value as determined by the Pricing Committee of the Adviser appointed by the Board of Trustees. The Pricing Committee provides oversight of the Funds’ valuation policies and procedures, which are approved by the Funds’ Board of Trustees. Among other things, these procedures allow the Funds to utilize independent pricing services, quotations from securities dealers, and other market sources to determine fair value. The Pricing Committee convenes regularly to review the fair value of financial instruments for which market prices are not readily available. The Pricing Committee employs various methods for calibrating the valuation approaches utilized to determine fair value, including a regular review of key inputs and assumptions, transactional back-testing and disposition analysis.

Certain factors such as economic conditions, political events, market trends, the nature of and duration of any restrictions on disposition, trading in similar securities of the issuer or comparable issuers and other security specific information are used to determine the fair value of these securities. Depending on the relative significance of valuation inputs, these securities may be classified either as Level 2 or Level 3 in the fair value hierarchy. The price which the Funds may realize upon sale of an investment may differ materially from the value presented in the Schedules of Investments.

The Funds utilize various methods to measure the fair value of its investments on a recurring basis which includes a hierarchy that prioritizes inputs to valuation methods used to measure fair value. The fair value hierarchy gives highest priority to unadjusted quoted prices in active markets for identical assets and liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The transfers between levels of the fair value hierarchy assume the financial instruments were transferred at the beginning of the reporting period. The three levels of the fair value hierarchy are described below:

	Level 1 –	Quoted prices in active markets for identical securities.

	Level 2 –	Significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

	Level 3 –	Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

A summary of the inputs, the levels used to value the Funds’ investments, and transfers between levels are located in the Schedules of Investments. Additionally, tables that reconcile the valuation of the Funds’ Level 3 investments and that present additional information about valuation methodologies and unobservable inputs, if applicable, are located in the Schedules of Investments.

B.	Federal Income Taxes—It is each Fund’s policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C.	Dividends and Distributions to Shareholders—Dividends to shareholders from net investment income and distributions from net realized capital gains, if any, are declared and paid annually by each fund. Income dividends and capital gain distributions are determined in accordance with U.S. income tax regulations, which may differ from such amounts determined in accordance with GAAP.

D.	Currency Translation—Assets and liabilities denominated in foreign currencies and commitments under foreign currency contracts are translated into U.S. dollars at the closing prices of such currencies each business day. Purchases and sales of investments are translated at the exchange rates prevailing when such investments are acquired or sold. Foreign denominated income and expenses are translated at the exchange rates prevailing when
84

accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed in the financial statements. Recognized gains or losses attributable to foreign currency fluctuations on foreign currency denominated assets, other than investments, and liabilities are recorded as net realized gain (loss) on foreign currency transactions and foreign denominated assets and liabilities in the Statements of Operations.

E.	Restricted Securities—The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Fund’s Schedule of Investments.

F.	Repurchase Agreements—The Funds may enter into repurchase agreements with financial institutions, deemed to be creditworthy by the Adviser, to generate income from their excess cash balances and to invest securities lending cash collateral. A repurchase agreement is an agreement under which a Fund acquires securities from a seller, subject to resale to the seller at an agreed upon price and date. A Fund, through its custodian/securities lending agent, takes possession of securities collateralizing the repurchase agreement. Pursuant to the terms of the repurchase agreement, such securities must have an aggregate market value greater than or equal to the terms of the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain their right to sell the underlying securities at market value and may claim any resulting loss against the seller. Repurchase Agreements held as of December 31, 2014 are reflected in the Schedules of Investments.

G.	Use of Derivative Instruments—The Funds may make investments in derivative instruments, including, but not limited to, options, futures, swaps and other derivatives relating to foreign currency transactions. A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. Derivative instruments may be privately negotiated contracts (often referred to as over-the-counter (“OTC”) derivatives) or they may be listed and traded on an exchange. Derivative contracts may involve future commitments to purchase or sell financial instruments at specified terms on a specified date, or to exchange interest payment streams or currencies based on a notional or contractual amount. Derivative instruments may involve a high degree of financial risk. The use of derivative instruments also involves the risk of loss if the Adviser is incorrect in its expectation of the timing or level of fluctuations in securities prices, interest rates or currency prices. Investments in derivative instruments also include the risk of default by the counterparty, the risk that the investment may not be liquid and the risk that a small movement in the price of the underlying security or benchmark may result in a disproportionately large movement, unfavorable or favorable, in the price of the derivative instruments. The Funds held no derivative instruments during the year ended December 31, 2014.

H.	Offsetting Assets and Liabilities—In the ordinary course of business, the Funds enter into transactions subject to enforceable master netting agreements or other similar agreements. Generally, the right of setoff in those agreements allows the Funds to set off any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreements. The Funds may pledge or receive cash and/or securities as collateral for derivative instruments, securities lending and repurchase agreements. For financial reporting purposes, the Funds present securities lending and repurchase agreement assets and liabilities on a gross basis in the Statements of Assets and Liabilities. Collateral held at December 31, 2014 is presented in the Schedules of Investments. Also, refer to related disclosures in Note 2F (Repurchase Agreements) and Note 9 (Securities Lending).

I.	Other—Security transactions are accounted for on trade date. Transactions in certain securities may take longer than the customary settlement cycle to be completed. The counterparty is required to collateralize such trades with cash in excess of the market value of the transaction, which is held at the custodian and marked to market daily. Realized gains and losses are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized upon notification of the ex-dividend date/rate. Interest income, including amortization of premiums and discounts, is accrued as earned.
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(continued)

In the normal course of business, the Funds enter into contracts that contain a variety of general indemnifications. The Funds’ maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Adviser believes the risk of loss under these arrangements to be remote.

Note 3—Investment Management and Other Agreements—The Adviser is the investment adviser to the Funds. The Adviser receives a management fee, calculated daily and payable monthly based on an annual rate of 0.50% of each Fund’s average daily net assets (except for Oil Services ETF). The management fee rate for Oil Services ETF is 0.35%. The Adviser has agreed, at least until May 1, 2015 to voluntarily waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Funds so that each Fund’s total annual operating expenses does not exceed the expense limitation (excluding acquired fund fees and expenses, interest expense, offering costs, trading expenses, taxes and extraordinary expenses) listed in the table below.

The current expense limitations and the amounts waived by the Adviser for the year ended December 31, 2014, are as follows:

Fund	Expense Limitations	Waiver of Management Fees
Agribusiness ETF	0.56%	$ 558
Coal ETF	0.59	60,104
Global Alternative Energy ETF	0.62	23,065
Gold Miners ETF	0.53	—
Junior Gold Miners ETF	0.56	—
Natural Resources ETF	0.49	234,402
Oil Services ETF	0.35	507,634
Rare Earth / Strategic Metals ETF	0.57	123,370
Solar Energy ETF	0.65	107,671
Steel ETF	0.55	78,999
Unconventional Oil & Gas ETF	0.54	90,936
Uranium+Nuclear Energy ETF	0.60	109,980

The Adviser offsets the management fees it charges the Funds by the amount it collects as a management fee from underlying funds managed by the Adviser. For the year ended December 31, 2014, the Adviser reduced management fees charged by $93,552 due to such investments in Junior Gold Miners ETF.

In addition, Van Eck Securities Corporation, an affiliate of the Adviser, acts as the Funds’ “Distributor”. Certain officers and a Trustee of the Trust are officers, directors or stockholders of the Adviser and Distributor.

Note 4—Investments—For the year ended December 31, 2014, the cost of purchases and proceeds from sales of investments other than U.S. government obligations and short-term obligations (excluding in-kind transactions described in Note 6) were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Agribusiness ETF	$385,784,514	$381,514,598
Coal ETF	41,155,895	41,361,569
Global Alternative Energy ETF	31,594,262	31,628,526
Gold Miners ETF	1,356,147,054	1,269,159,048
Junior Gold Miners ETF	1,225,451,481	1,229,335,998
Natural Resources ETF	12,807,564	12,994,951
Oil Services ETF	239,011,894	189,620,443
Rare Earth / Strategic Metals ETF	31,573,851	32,104,646
Solar Energy ETF	12,493,045	12,320,887
Steel ETF	22,478,248	11,306,225
Unconventional Oil & Gas ETF	16,285,063	7,504,619
Uranium+Nuclear Energy ETF	22,484,813	57,595,850
86

Note 5–Income Taxes—As of December 31, 2014, for Federal income tax purposes, the identified cost of investments owned, net unrealized appreciation (depreciation), gross unrealized appreciation, and gross unrealized depreciation of investments were as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Agribusiness ETF	$1,625,579,983	$208,170,816	$(318,876,514)	$(110,705,698)
Coal ETF	200,818,449	2,182,789	(87,254,526)	(85,071,737)
Global Alternative Energy ETF	108,906,097	13,414,976	(18,262,558)	(4,847,582)
Gold Miners ETF	9,556,069,703	29,251,326	(3,974,494,801)	(3,945,243,475)
Junior Gold Miners ETF	2,150,183,406	27,077,130	(518,441,044)	(491,363,914)
Natural Resources ETF	99,612,552	10,018,041	(21,904,531)	(11,886,490)
Oil Services ETF	1,443,169,743	—	(424,363,950)	(424,363,950)
Rare Earth / Strategic Metals ETF	130,425,434	2,309,235	(63,840,544)	(61,531,309)
Solar Energy ETF	27,324,558	3,008,682	(4,181,233)	(1,172,551)
Steel ETF	147,137,917	77,979	(57,582,488)	(57,504,509)
Unconventional Oil & Gas ETF	87,438,049	—	(21,876,113)	(21,876,113)
Uranium+Nuclear Energy ETF	62,887,554	7,672,448	(2,541,185)	5,131,263

At December 31, 2014, the components of accumulated deficit on a tax basis, for each Fund, were as follows:

Fund	Undistributed Ordinary Income	Accumulated Capital Losses	Qualified Late Year Losses	Other Temporary Difference	Unrealized Appreciation (Depreciation)	Total
Agribusiness ETF	$244,026	$(854,523,800)	$—	$(350,281)	$(110,809,806)	$(965,439,861)
Coal ETF	—	(380,179,030)	(7,822,741)	(17,075)	(85,082,174)	(473,101,020)
Global Alternative Energy ETF	—	(278,246,141)	(1,010,995)	(8,320)	(4,851,923)	(284,117,379)
Gold Miners ETF	6,700,812	(4,571,098,790)	(1,125,490,121)	(597,941)	(3,945,243,475)	(9,635,729,515)
Junior Gold Miners ETF	535,203	(2,071,954,720)	(1,081,348,955)	(125,316)	(491,251,695)	(3,644,145,483)
Natural Resources ETF	3,049	(14,147,641)	(1,047,481)	(8,592)	(11,891,817)	(27,092,482)
Oil Services ETF	103,140	(506,952)	(1)	(97,433)	(424,363,950)	(424,865,196)
Rare Earth/Strategic Metals ETF	1,315,111	(137,423,317)	(10,219,396)	(10,297)	(61,530,179)	(207,868,078)
Solar Energy ETF	—	(59,561,214)	(944)	(1,548)	(1,172,745)	(60,736,451)
Steel ETF	—	(176,436,384)	(2,094,779)	(12,783)	(57,504,509)	(236,048,455)
Unconventional Oil & Gas ETF	—	(1,316,705)	(1,735,127)	(1,948)	(21,876,326)	(24,930,106)
Uranium+Nuclear Energy ETF	1,351,986	(182,560,431)	(21,630)	(8,339)	5,126,927	(176,111,487)
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(continued)

The tax character of dividends and distributions paid to shareholders during the year ended December 31, 2014 and December 31, 2013 was as follows:

	2014 Dividends and Distributions	2013 Dividends and Distributions
Fund	Ordinary Income	Ordinary Income	Return of Capital
Agribusiness ETF	$46,504,400	$88,958,800	$—
Coal ETF	2,946,300	3,872,000	—
Global Alternative Energy ETF	173,263	883,472	21,375
Gold Miners ETF	37,389,302	60,050,878	—
Junior Gold Miners ETF	11,291,865	—	—
Natural Resources ETF	2,170,050	2,199,500	—
Oil Services ETF	25,702,038	19,111,388	—
Rare Earth/Strategic Metals ETF	878,135	222,022	—
Solar Energy ETF	135,000	219,900	—
Steel ETF	2,549,800	2,880,555	120,645
Unconventional Oil & Gas ETF	744,600	237,600	—
Uranium+Nuclear Energy ETF	1,676,073	538,338	—

Net qualified late year losses incurred after October 31, 2014 and within the taxable year, are deemed to arise on the first day of the Funds’ next taxable year. For the year ended December 31, 2014, the Funds intend to defer to January 1, 2015 for federal tax purpose qualified late year losses as follows:

	Late Year	Post-October
Fund	Ordinary Losses	Capital Losses
Coal ETF	$6,658	$7,816,083
Global Alternative Energy ETF	5,193	1,005,802
Gold Miners ETF	—	1,125,490,121
Junior Gold Miners ETF	—	1,081,348,955
Natural Resources ETF	—	1,047,481
Oil Services ETF	—	1
Rare Earth/Strategic Metals ETF	—	10,219,396
Solar Energy ETF	944	—
Steel ETF	—	2,094,779
Unconventional Oil & Gas ETF	—	1,735,127
Uranium+Nuclear Energy ETF	—	21,630

At December 31, 2014, the Funds had capital loss carryforwards available to offset future capital gains, as follows:

	Post-Effective	Post-Effective
	No Expiration	No Expiration
	Short-Term	Long-Term	Amount Expiring in the Year Ended December 31,
Fund	Capital Losses	Capital Losses	2018	2017	2016	2015
Agribusiness ETF	$165,912,086	$305,699,595	$85,630,099	$257,031,280	$40,221,865	$28,875
Coal ETF	17,871,173	169,696,688	18,822,843	155,793,705	17,994,621	—
Global Alternative Energy ETF	2,121,474	69,914,379	34,193,213	158,919,596	13,029,866	67,613
Gold Miners ETF	716,586,517	3,400,847,595	1,784,160	388,612,074	63,268,444	—
Junior Gold Miners ETF	466,742,408	1,605,212,312	—	—	—	—
Natural Resources ETF	1,963,044	9,896,740	540,880	1,722,348	24,629	—
Oil Services ETF	—	506,952	—	—	—	—
Rare Earth/Strategic Metals ETF	33,095,950	104,327,367	—	—	—	—
Solar Energy ETF	4,798,928	26,358,510	8,586,525	19,016,483	800,768	—
Steel ETF	2,265,815	63,329,169	21,020,656	79,176,906	10,643,838	—
Unconventional Oil & Gas ETF	789,358	527,347	—	—	—	—
Uranium+Nuclear Energy ETF	13,602,601	66,781,181	41,593,262	49,042,636	11,040,582	500,169
88

During the year ended December 31, 2014, Oil Services ETF utilized $261,259 of its accumulated capital loss carryforwards.

During the year ended December 31, 2014, as a result of permanent book to tax differences, primarily due to investments in Passive Foreign Investment Companies, foreign currency gains and losses, and tax treatment of in-kind redemptions, the Funds incurred differences that affected undistributed net investment income (loss), accumulated net realized gain (loss) on investments and aggregate paid in capital by the amounts in the table below. Net assets were not affected by these reclassifications.

	Increase/Decrease	Increase/Decrease
	in Undistributed	in Accumulated	Increase /Decrease
	Net Investment	Net Realized	in Aggregate
Fund	Income/ Loss	Gain/ Loss	Paid in Capital
Agribusiness ETF	$ (330,737)	$(242,833,872)	$243,164,609
Coal ETF	478,532	400,806	(879,338)
Global Alternative Energy ETF	(5,560)	(8,074,727)	8,080,287
Gold Miners ETF	(46,485)	(119,566,585)	119,613,070
Junior Gold Miners ETF	39,227,593	(15,923,932)	(23,303,661)
Natural Resources ETF	(19,549)	(4,271,837)	4,291,386
Oil Services ETF	—	(73,810,570)	73,810,570
Rare Earth/Strategic Metals ETF	(29,960)	12,731,236	(12,701,276)
Solar Energy ETF	61,407	(4,008,276)	3,946,869
Steel ETF	33,940	1,808,550	(1,842,490)
Unconventional Oil & Gas ETF	19,342	(2,855,175)	2,835,833
Uranium+Nuclear Energy ETF	24,287	(3,943,468)	3,919,181

The Funds recognize the tax benefits of uncertain tax positions only where the position is “more-likely-than-not” to be sustained assuming examination by applicable tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on return filings for open tax years (tax years ended December 31, 2011-2013), or expected to be taken in the Funds’ current tax year. The Funds do not have exposure for additional years that might still be open in certain foreign jurisdictions. Therefore, no provision for income tax is required in the Funds’ financial statements. However, the Funds are subject to foreign taxes on the appreciation in value of certain investments. The Funds provide for such taxes on both realized and unrealized appreciation.

The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statements of Operations. During the year ended year, the Funds did not incur any interest or penalties.

Note 6—Capital Share Transactions—As of December 31, 2014, there were an unlimited number of capital shares of beneficial interest authorized by the Trust with no par value. Shares are issued and redeemed by the Funds only in Creation Units, consisting of 50,000 shares, or multiples thereof. The consideration for the purchase or redemption of Creation Units of the Funds generally consists of the in-kind contribution or distribution of securities constituting the Funds’ underlying index plus a small amount of cash. For the year ended December 31, 2014 the Trust had in-kind contributions and redemptions as follows:

Fund	In-Kind Contributions	In-Kind Redemptions

Agribusiness ETF	$12,462,106	$3,121,055,508
Coal ETF	54,321,841	50,725,249
Global Alternative Energy ETF	15,439,582	20,277,905
Gold Miners ETF	3,037,272,746	3,332,237,139
Junior Gold Miners ETF	1,499,166,967	364,946,300
Natural Resources ETF	19,993,437	25,497,023
Oil Services ETF	6,640,707,271	6,964,125,216
Rare Earth / Strategic Metals ETF	4,533,328	15,520,584
Solar Energy ETF	10,481,232	10,237,167
Steel ETF	44,508,485	95,461,494
Unconventional Oil & Gas ETF	50,809,065	22,030,907
Uranium+Nuclear Energy ETF	44,048,919	24,090,285

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The in-kind contributions and in-kind redemptions in this table represent the accumulation of each Fund’s daily net shareholder transactions including rebalancing activity, while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

Note 7—Concentration of Risk—The investment objective of each Fund is to seek investment results that correspond generally to the price and yield performance, before fees and expenses, of its underlying index, as indicated in the name of each Fund. The Adviser uses a “passive” or index approach to achieve each Fund’s investment objective by investing in a portfolio of securities that generally replicates the Funds’ index. Each of the Funds is classified as a non-diversified fund under the 1940 Act. Non-diversified funds generally hold securities of fewer issuers than diversified funds and may be more susceptible to the risks associated with these particular issuers, or to a single economic, political or regulatory occurrence affecting these issuers. The Funds may purchase securities on foreign exchanges. Securities of foreign issuers involve special risks and considerations not typically associated with investing in U.S. issuers. These risks include devaluation of currencies, currency controls, less reliable information about issuers, different securities transaction clearance and settlement practices, future adverse political and economic developments and local/regional conflicts. These risks are heightened for investments in emerging market countries. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of comparable U.S. issuers.

As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and companies. These sanctions do not currently impact the Funds. Additional economic sanctions may be imposed or other actions may be taken that may adversely affect the value and liquidity of the Russian-related issuers held by the Funds.

At December 31, 2014, the Adviser owned 2,500 shares of Gold Miners ETF.

Note 8—Trustee Deferred Compensation Plan—The Trust has a Deferred Compensation Plan (the “Plan”) for Trustees under which the Trustees can elect to defer receipt of their trustee fees until retirement, disability or termination from the Board of Trustees. The fees otherwise payable to the participating Trustees are deemed invested in shares of the Funds as directed by the Trustees.

The expense for the Plan is included in “Trustees’ fees and expenses” in the Statements of Operations. The liability for the Plan is shown as “Deferred Trustee fees” in the Statements of Assets and Liabilities.

Note 9—Securities Lending—To generate additional income, each of the Funds may lend its securities pursuant to a securities lending agreement with The Bank of New York Mellon, the securities lending agent and also the Funds’ custodian. Each Fund may lend up to 33% of its investments requiring that the loan be continuously collateralized by cash, U.S. government or U.S. government agency securities, shares of an investment trust or mutual fund, or any combination of cash and such securities at all times equal to at least 102% (105% for foreign securities) of the market value plus accrued interest on the securities loaned. During the term of the loan, the Funds will continue to receive any dividends, interest or amounts equivalent thereto, on the securities loaned while receiving a fee from the borrower or earning interest on the investment of the cash collateral. Such fees and interest are shared with the securities lending agent under the terms of the securities lending agreement. The Funds may pay reasonable finders’, administrative and custodial fees in connection with a loan of its securities and shares the interest earned on the collateral and borrowing fees received with the securities lending agent. Securities lending income is disclosed as such in the Statements of Operations. The collateral for securities loaned is recognized in the Schedules of Investments and the Statements of Assets and Liabilities. The cash collateral is maintained on the Funds’ behalf by the lending agent and is invested in repurchase agreements collateralized by obligations of the U.S. Treasury and/or Government Agencies. Loans are subject to termination at the option of the borrower or the Funds. Upon termination of the loan, the borrower will return to the lender securities identical to the securities loaned. The Funds bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The value of loaned securities and related collateral outstanding at December 31, 2014 are presented on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities.

Note 10—Share Split—On January 27, 2012, the Board of Trustees of the Trust approved a 3 for 1 share split for the Oil Services ETF. The split took place for shareholders of record as of the close of business on February 10, 2012, and were paid on February 13, 2012. Fund shares began trading on a split-adjusted basis on February 14, 2012. The

90

Financial Highlights for the Oil Services ETF prior to January 27, 2012 have been adjusted to reflect the 3 for 1 share split.

On July 2, 2012, the Board of Trustees of the Trust approved a 1 for 15 reverse share split for Solar Energy ETF. Fund shares began trading on a split-adjusted basis on July 2, 2012. The Financial Highlights for Solar Energy ETF prior to July 2, 2012 have been adjusted to reflect the 1 for 15 reverse share split.

On July 1, 2013, the Board of Trustees of the Trust approved a 1 for 3 reverse share split for Global Alternative Energy ETF and Uranium+Nuclear Energy ETF, and 1 for 4 reverse share split for Junior Gold Miners ETF and Rare Earth/Strategic Metals ETF. Fund shares began trading on a split-adjusted basis on July 1, 2013. The Statements of Changes in Net Assets and Financial Highlights prior to July 1, 2013 for the respective Funds have been adjusted to reflect the reverse share splits.

Note 11—Bank Line of Credit—The Funds may participate in a $200 million committed credit facility (the “Facility”) to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Funds at the request of the shareholders and other temporary or emergency purposes. The Funds have agreed to pay commitment fees, pro rata, based on the unused but available balance. Interest is charged to the Funds at rates based on prevailing market rates in effect at the time of borrowings. During the year ended December 31, 2014, the following Funds borrowed under this Facility:

				Outstanding Loan
	Days	Average Daily	Average	Balance as of
Fund	Outstanding	Loan Balance	Interest Rate	December 31, 2014
Agribusiness ETF	326	$6,776,550	1.50%	$—
Coal ETF	146	318,421	1.49	—
Global Alternative Energy ETF	25	131,718	1.49	—
Gold Miners ETF	259	21,866,740	1.50	6,144,044
Junior Gold Miners ETF	353	9,563,019	1.50	6,759,151
Natural Resources ETF	325	392,864	1.50	437,250
Oil Services ETF	262	2,819,062	1.49	—
Rare Earth / Strategic Metals ETF	227	504,638	1.50	—
Solar Energy ETF	51	212,000	1.51	—
Steel ETF	161	358,641	1.49	—
Unconventional Oil & Gas ETF	80	230,929	1.50	—
Uranium+Nuclear Energy ETF	317	218,406	1.50	—

Note 12—Custodian Fees—The Funds have entered into an expense offset agreement with the custodian wherein they receive a credit toward the reduction of custodian fees whenever there are uninvested cash balances. The Funds could have invested their cash balances elsewhere if they had not agreed to a reduction in fees under the expense offset agreement with the custodian. For the year ended December 31, 2014, there were no offsets to custodian fees.

Note 13—Subsequent Event Review—The Funds have evaluated subsequent events and transactions for potential recognition or disclosure through the date the financial statements were issued.

91

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Market Vectors ETF Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Natural Resources ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF and Uranium + Nuclear Energy ETF (twelve of the series constituting Market Vectors ETF Trust) (the “Funds”) as of December 31, 2014, and the related statements of operations, the statements of changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Agribusiness ETF, Coal ETF, Global Alternative Energy ETF, Gold Miners ETF, Junior Gold Miners ETF, Natural Resources ETF, Oil Services ETF, Rare Earth/Strategic Metals ETF, Solar Energy ETF, Steel ETF, Unconventional Oil & Gas ETF and Uranium + Nuclear Energy ETF (twelve of the series constituting Market Vectors ETF Trust) at December 31, 2014, the results of their operations, the changes in their net assets and the financial highlights for the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

New York, New York
February 20, 2015

92

MARKET VECTORS ETF TRUST

TAX INFORMATION

(unaudited)

The Funds listed below intend to pass through foreign tax credits in the maximum amounts shown. The gross foreign source income earned during 2014 by the Funds was as shown below.

Fund	Foreign Tax Credits	Gross Foreign Source Income
Coal ETF	$349,007	$3,320,649
Gold Miners ETF	6,603,347	76,640,003
Junior Gold Miners ETF	175,981	4,700,350
Rare/Earth Strategic Metals ETF	61,056	899,733
Solar Energy ETF	3,355	72,732

Corporate Dividends Received Deduction

The Funds listed below had the following percentage of ordinary income dividends paid that qualified for the Corporate Dividends Received Deduction in 2014.

Agribusiness ETF	39.98%
Coal ETF	13.06%
Global Alternative Energy ETF	100.00%
Gold Miners ETF	22.14%
Junior Gold Miners ETF	4.13%
Natural Resources ETF	41.21%
Oil Services ETF	24.83%
Solar Energy ETF	2.53%
Steel ETF	25.03%
Unconventional Oil & Gas ETF	65.87%
Uranium+Nuclear Energy ETF	79.37%
93

MARKET VECTORS ETF TRUST

BOARD OF TRUSTEES AND OFFICERS

December 31, 2014 (unaudited)

Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex[3] Overseen	Other Directorships Held by Trustee During Past Five Years
Independent Trustees:

David H. Chow, 1957*†	Chairman Trustee	Since 2008 Since 2006	Founder and CEO, DanCourt Management LLC (financial/strategy consulting firm and Registered Investment Adviser), March 1999 to present.	55	Director, Forward Management LLC and Audit Committee Chairman, January 2008 to present; Trustee, Berea College of Kentucky and Vice-Chairman of the Investment Committee, May 2009 to present; Member of the Governing Council of the Independent Directors Council, October 2012 to present; President, July 2013 to present, and Board Member of the CFA Society of Stamford, July 2009 to present.

R. Alastair Short, 1953*†	Trustee	Since 2006	President, Apex Capital Corporation (personal investment vehicle), January 1988 to present; Vice Chairman, W.P. Stewart & Co., Inc. (asset management firm), September 2007 to September 2008; and Managing Director, The GlenRock Group, LLC (private equity investment firm), May 2004 to September 2007.	68	Chairman and Independent Director, EULAV Asset Management, January 2011 to present; Independent Director, Tremont offshore funds, June 2009 to present; Director, Kenyon Review.

Peter J. Sidebottom, 1962*†	Trustee	Since 2012	CEO, AspenWoods LLC, 2013 to present; Independent business adviser, January 2014 to present; Partner, Bain & Company (management consulting firm), April 2012 to December 2013; Executive Vice President and Senior Operating Committee Member, TD Ameritrade (on-line brokerage firm), February 2009 to January 2012.	55	Board Member, Special Olympics, New Jersey, November 2011 to September 2013; Director, The Charlotte Research Institute, December 2000 to present; Board Member, Social Capital Institute, University of North Carolina Charlotte, November 2004 to January 2012; Board Member, NJ-CAN, July 2014 to present.

Richard D. Stamberger, 1959*†	Trustee	Since 2006	Director, President and CEO, SmartBrief, Inc. (media company).	68	Director, Food and Friends, Inc., 2013 to present.

Interested Trustee:

Jan F. van Eck, 1963[4]	Trustee, President and Chief Executive Officer	Trustee (Since 2006); President and Chief Executive Officer (Since 2009)	Director, President and Owner of the Adviser, Van Eck Associates Corporation; Director and President, Van Eck Securities Corporation (“VESC”); Director and President, Van Eck Absolute Return Advisers Corp. (“VEARA”).	55	Director, National Committee on US-China Relations.

1	The address for each Trustee and officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Each Trustee serves until resignation, death, retirement or removal. Officers are elected yearly by the Trustees.
3	The Fund Complex consists of the Van Eck Funds, Van Eck VIP Trust and the Trust.
4	“Interested person” of the Trust within the meaning of the 1940 Act. Mr. van Eck is an officer of the Adviser.
*	Member of the Audit Committee.
†	Member of the Nominating and Corporate Governance Committee.
94

Officer’s Name, Address[1] and Year of Birth	Position(s) Held with the Trust	Term of Office[2] and Length of Time Served	Principal Occupation(s) During The Past Five Years
Russell G. Brennan, 1964	Assistant Vice President and Assistant Treasurer	Since 2008	Assistant Vice President and Assistant Treasurer of the Adviser (since 2008); Manager (Portfolio Administration) of the Adviser, September 2005 to October 2008; Officer of other investment companies advised by the Adviser.

Charles T. Cameron, 1960	Vice President	Since 2006	Director of Trading (since 1995) and Portfolio Manager (since 1997) for the Adviser; Officer of other investment companies advised by the Adviser.

Simon Chen, 1971	Assistant Vice President	Since 2012	Greater China Director of the Adviser (Since January 2012); General Manager, SinoMarkets Ltd. (June 2007 to December 2011).

John J. Crimmins, 1957	Vice President, Treasurer, Chief Financial Officer and Principal Accounting Officer	Vice President, Chief Financial Officer and Principal Accounting Officer (Since 2012); Treasurer (Since 2009)	Vice President of Portfolio Administration of the Adviser, June 2009 to present; Vice President of VESC and VEARA, June 2009 to present; Chief Financial, Operating and Compliance Officer, Kern Capital Management LLC, September 1997 to February 2009; Officer of other investment companies advised by the Adviser.

Eduardo Escario, 1975	Vice President	Since 2012	Regional Director, Business Development/Sales for Southern Europe and South America of the Adviser (since July 2008); Regional Director (Spain, Portugal, South America and Africa) of Dow Jones Indexes and STOXX Ltd. (May 2001 - July 2008).

Lars Hamich, 1968	Vice President	Since 2012	Managing Director and Chief Executive Officer of Van Eck Global (Europe) GmbH (since 2009); Chief Executive Officer of Market Vectors Index Solutions GmbH (“MVIS”) (since June 2011); Managing Director of STOXX Limited (until 2008).

Wu-Kwan Kit, 1981	Assistant Vice President and Assistant Secretary	Since 2011	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2011); Associate, Schulte Roth & Zabel (September 2007 - 2011); University of Pennsylvania Law School (August 2004 - May 2007).

Susan C. Lashley, 1955	Vice President	Since 2006	Vice President of the Adviser and VESC; Officer of other investment companies advised by the Adviser.

Laura I. Martínez, 1980	Assistant Vice President and Assistant Secretary	Since 2008	Assistant Vice President, Associate General Counsel and Assistant Secretary of the Adviser, VESC and VEARA (since 2008); Associate, Davis Polk & Wardwell (October 2005 - June 2008); Officer of other investment companies advised by the Adviser.

Ferat Oeztuerk, 1983	Assistant Vice President	Since 2012	Sales Associate, Van Eck Global (Europe) GmbH (since November 2011); Account Manager, Vodafone Global Enterprise Limited (January 2011 to October 2011).

James Parker, 1969	Assistant Treasurer	Since June 2014	Manager (Portfolio Administration) of the Adviser (Since June 2010); Vice President of JPMorgan Chase & Co. (April 1999 to January 2010).

Jonathan R. Simon, 1974	Vice President, Secretary and Chief Legal Officer	Vice President (Since 2006) and Secretary and Chief Legal Officer (Since 2014)	Vice President (since 2006), General Counsel and Secretary (since 2014) of the Adviser, VESC and VEARA; Officer of other investment companies advised by the Adviser.

Bruce J. Smith, 1955	Senior Vice President	Since 2006	Senior Vice President, Chief Financial Officer, Treasurer and Controller of the Adviser, VESC and VEARA (since 1997); Director of the Adviser, VESC and VEARA (since October 2010); Officer of other investment companies advised by the Adviser.

Janet Squitieri, 1961	Chief Compliance Officer	Since September 2013	Vice President, Global Head of Compliance of the Adviser, VESC and VEARA (since September 2013); Chief Compliance Officer and Senior Vice President North America of HSBC Global Asset Management NA (August 2010 - September 2013); Chief Compliance Officer North America of Babcock & Brown LP (July 2008 - June 2010).

1	The address for each Officer is 335 Madison Avenue, 19th Floor, New York, New York 10017.
2	Officers are elected yearly by the Trustees.
95

This report is intended for the Funds’ shareholders. It may not be distributed to prospective investors unless it is preceded or accompanied by a Market Vectors ETF Trust (the “Trust”) Prospectus, which includes more complete information. An investor should consider the investment objective, risks, and charges and expenses of the Funds carefully before investing. The prospectus contains this and other information about the investment company. Please read the prospectus carefully before investing.

Additional information about the Trust’s Board of Trustees/Officers and a description of the policies and procedures the Trust uses to determine how to vote proxies relating to portfolio securities are provided in the Statement of Additional Information. The Statement of Additional Information and information regarding how the Trust voted proxies relating to portfolio securities during the most recent twelve month period ending June 30 is available, without charge, by calling 1.888.MKT.VCTR, or by visiting vaneck.com, or on the Securities and Exchange Commission’s website at http://www.sec.gov.

The Trust files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust’s Form N-Qs are available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.202.942.8090. The Funds’ complete schedules of portfolio holdings are also available by calling 1.888.MKT.VCTR or by visiting vaneck.com.

Investment Adviser: Van Eck Associates Corporation Distributor: Van Eck Securities Corporation 335 Madison Avenue New York, NY 10017 vaneck.com Account Assistance: 1.888.MKT.VCTR	Scan to learn more vaneck.com

MVHAAR

Item 2. CODE OF ETHICS.

(a)  The Registrant has adopted a code of ethics (the "Code of Ethics") that applies to the principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

(b)  Not applicable.

(c)  The Registrant has not amended its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(d)  The Registrant has not granted a waiver or an implicit waiver from a provision of its Code of Ethics during the period covered by the shareholder report presented in Item 1 hereto.

(e)  Not applicable.

(f)  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees has determined that David Chow, R.
     Alastair Short and Richard Stamberger, members of the Audit and
     Governance Committees, are "audit committee financial experts" and
     "independent" as such terms are defined in the instructions to Form N-CSR
     Item 3(a)(2).

Item 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     The principal accountant fees disclosed in Item 4(a), 4(b), 4(c), 4(d) and
     4(g) are for the Funds of the Registrant for which the fiscal year end is
     December 31.

(a)  Audit Fees. The aggregate Audit Fees of Ernst & Young for professional services billed for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal years ended December 31, 2014 and
     December 31, 2013, were $681,480 and $711,850, respectively.

(b)  Audit-Related Fees. Not applicable.

(c)  Tax Fees. The aggregate Tax Fees of Ernst & Young for professional services billed for the review of Federal, state and excise tax returns and other tax compliance consultations for the fiscal years ended
     December 31, 2014 and December 31, 2013, were $830,539 and $798,106, respectively.

(d)  All Other Fees

     None.

(e)  The Audit Committee will pre-approve all audit and non-audit services, to be provided to the Funds, by the independent accountants as required by
     Section 10A of the Securities Exchange Act of 1934. The Audit Committee
     has authorized the Chairman of the Audit Committee to approve, between meeting dates, appropriate non-audit services.

     The Audit Committee after considering all factors, including a review of independence issues, will recommend to the Board of Trustees the independent auditors to be selected to audit the financial statements of the Funds.

(f)  Not applicable.

(g)  Not applicable.

(h)  Not applicable.

Item 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     The Registrant's Board has an Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A))
     consisting of four Independent Trustees. Messrs. Chow, Short, Sidebottom and Stamberger currently serve as members of the Audit Committee. Mr. Short is the Chairman of the Audit Committee.

Item 6. SCHEDULE OF INVESTMENTS.

     Information included in Item 1.

Item 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
        MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 8. PORTFOLIO MANAGER OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

Item 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
        COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

Item 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     None.

Item 11. CONTROLS AND PROCEDURES.

(a)  The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the
     Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR
     270.30a-3 (c)) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and
     Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)  There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR
     270.30a(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. EXHIBITS.

(a)(1) The code of ethics is attached as EX-99.CODE ETH

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached as Exhibit 99.CERT.

(b)  Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is furnished as Exhibit 99.906CERT.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MARKET VECTORS ETF TRUST

By (Signature and Title) /s/ John J. Crimmins, Treasurer and CFO
                         ---------------------------------------
Date March 10, 2015
     ----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the
Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jan F. van Eck, CEO
                        --------------------------
Date March 10, 2015
     ----------------

By (Signature and Title)  /s/ John J. Crimmins, Treasurer and CFO
                        ------------------------------------------

Date March 10, 2015
     ----------------